Filed pursuant to Rule 497
File No. 333-220385

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

SUBJECT TO COMPLETION DATED DECEMBER 12, 2017

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated November 1, 2017)

$35,000,000

% Notes due 2022

We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.

We are offering $35 million in aggregate principal amount of     % notes due 2022, which we refer to as the Notes. The Notes will mature on                     , 2022. We will pay interest on the Notes on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2018. We may redeem the Notes in whole or in part at any time or from time to time on or after                     , 2019, at the redemption price of 100% plus accrued and unpaid interest, as discussed under the section titled “Description of the Notes — Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

Under the terms of this variable price reoffer, the underwriters have agreed to purchase the Notes from us at     % of the aggregate principal amount of the Notes (resulting in $        in aggregate proceeds to us, before deducting expenses payable by us). The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

The underwriters may also purchase up to an additional $5.25 million aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option to purchase additional Notes in full, the total aggregate proceeds to us, before deducting expenses payable by us, will be $        .

The Notes will be our direct unsecured obligations and rank pari passu, which means equal in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by us. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our senior secured revolving credit facility, as amended, or the Credit Facility, of which we had $86.0 million outstanding as of December 12, 2017. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries since the Notes are obligations exclusively of Capital Southwest Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. For further discussion, see the section titled “Description of the Notes” in this prospectus supplement.

The Notes will rank pari passu with, or equal to, our general liabilities. In total, these general liabilities were $20.2 million as of September 30, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any of our indebtedness or obligations.

We intend to list the Notes on The Nasdaq Global Select Market and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “CSWCL.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240 or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in the Notes involves a high degree of risk, and should be considered highly speculative. See “Supplementary Risk Factors ” beginning on page S-15 of this prospectus supplement and “Risk Factors” beginning on page 12 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in the Notes.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company, or DTC, will be made on or about                     , 2017.

Book-Running Manager

Keefe, Bruyette & Woods,

                          A Stifel Company

Lead Managers

Janney Montgomery Scott	Ladenburg Thalmann

Co-Managers

BB&T Capital Markets	B. Riley FBR

The date of this prospectus supplement is                     , 2017

Prospectus Supplement

Prospectus

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific details regarding this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides general information about us and the securities we may offer from time to time, some of which may not apply to this offering. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the Notes. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in the accompanying prospectus.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the Notes offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully, including “Supplementary Risk Factors,” “Risk Factors,” “Use of Proceeds,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the financial statements contained elsewhere in this prospectus supplement and/or the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Capital Southwest Corporation,” “we,” “us” and “our” refer to Capital Southwest Corporation and our subsidiaries. You should also read and review the documents identified in the section titled “Available Information” in this prospectus supplement.

Organization

Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. On that date, we elected to be treated as a business development company, or BDC, under the 1940 Act.

We are also a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC tax treatment, which requires that we qualify annually as a RIC by meeting certain specified requirements.

On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s current summary organizational structure:

Capital Southwest Management Corporation, or CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

Overview

CSWC is an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million.

We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include first lien senior debt, secured by a first lien on the assets of the portfolio company, as well as subordinated debt. Our LMM investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities in our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Business Strategies

Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Leveraging the Experience of our Management Team. Our senior management team has extensive experience advising, investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and BDCs in the capacity of senior officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of individual portfolio companies that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•	Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

•	Focus on Established Companies. We generally invest in companies with established market positions, experienced management teams and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target range generally provide opportunities for capital appreciation.

•	Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain in enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in the sections titled “Supplementary Risk Factors” beginning on page S-15 of this prospectus supplement and “Risk Factors” beginning on page 12 of the accompanying prospectus, including, but not limited to, the following risks:

•	Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

•	Our investments in portfolio companies involve a number of significant risks:

•	They may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•	The lack of liquidity in our investments may adversely affect our business.

•	Any unrealized losses or defaults we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

•	Our investments in equity securities involve a substantial degree of risk. We may not realize gains from our equity investments.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•	Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions. All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

•	Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy. A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code. Even if we qualify as a RIC, we may face tax liabilities that reduce our cash flow.

•	Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

•	Our investment portfolio is and will continue to be recorded at fair value. Our board of directors, or the Board, has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

•	The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

•	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	The market price of our common stock may fluctuate significantly.

Investment Criteria

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•	Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•	Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•	Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

•	Location: We primarily focus on companies located in the United States. Each new investment is evaluated for its appropriateness within our existing portfolio. Prospective portfolio company candidates for our existing portfolio companies may be located worldwide.

Recent Developments

On August 22, 2017, we received an exemptive order that allows us to withhold shares of our common stock to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the Company’s 2010 Restricted Stock Award Plan, as amended, or the 2010 Plan, and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the Company’s 2009 Stock Incentive Plan, as amended, or the 2009 Plan. In connection with the exemptive order, our Board approved an amendment to the 2010 Plan, or the Restricted Stock Plan Amendment. The Restricted Stock Plan Amendment allows the Company to withhold shares of our common stock from a participant’s restricted stock award in order to satisfy tax withholding obligations related to the vesting of such restricted stock. Shares withheld by us pursuant to the Restricted Stock Plan Amendment will not be available for issuance or reissuance under the 2010 Plan. Our Board approved the Restricted Stock Plan Amendment pursuant to the powers granted under Section 14 of the 2010 Plan. In addition, our Board approved an amendment to the 2009 Plan, or the Stock Incentive Plan Amendment. The Stock Incentive Plan Amendment allows a participant of such plan to pay the exercise price of an option with cash or pursuant to a net exercise feature that allows the Company to withhold the number of shares of our common stock from such participant’s option equal to the aggregate exercise price of the option being exercised divided by the fair market value of a share of our common stock. Shares withheld by us pursuant to the Stock Incentive Plan Amendment will not be available for issuance or reissuance under the 2009 Plan. Our Board approved the Stock Incentive Plan Amendment pursuant to the powers granted under Section 18 of the 2009 Plan.

On August 30, 2017, our Board declared a quarterly cash dividend of $0.24 per share of common stock. The dividend was paid on October 2, 2017 to shareholders of record on September 15, 2017.

On November 6, 2017, our Board approved the entry into a form of indemnification agreement, or the Indemnification Agreement, with each of its directors and named executive officers, each an Indemnitee. The Indemnification Agreement provides for the indemnification, and advancement of expenses, to the full extent permitted by law, against judgments, arbitration awards, mediation amounts, penalties, settlements, fines, excise or similar taxes, and reasonable expenses incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding on account of Indemnitee’s service as a director, officer, employee or agent of the Company.

On November 16, 2017, the Company entered into Amendment No. 1, or the Amendment, to its Credit Facility dated as of August 30, 2016, among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and Texas Capital Bank, N.A., as documentation agent. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, supported by a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from the London Interbank Offered Rate, or LIBOR, plus 3.25% to LIBOR plus 3.00%, with a step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees based on utilization, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Amendment.

On November 30, 2017, our Board declared a quarterly cash dividend of $0.26 per share of common stock. The dividend is payable on January 2, 2018 to shareholders of record on December 15, 2017.

TERMS OF THE NOTES OFFERING

This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section of the prospectus supplement together with the section titled “Description of the Notes” beginning on page S-39 of this prospectus supplement and the more general description of the Notes in the section titled “Description of Our Debt Securities” beginning on page 99 of the accompanying prospectus before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	Capital Southwest Corporation

Title of the securities	% Notes due 2022

Initial aggregate principal amount being offered	$35,000,000

Option to purchase additional Notes	The underwriters may also purchase from us up to an additional $5.25 million aggregate principal amount of Notes offered hereby within 30 days of the date of this prospectus supplement.

Issue price	Variable Price Re-offer. The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee for the Notes or at such other office as we may designate.

Type of note	Fixed rate note

Listing	We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “CSWCL.”

Interest rate	% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	, 2017

Stated maturity date	, 2022

Date interest starts accruing	, 2017

Interest payment dates	Every March 15, June 15, September 15 and December 15, commencing March 15, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including , 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Every March 1, June 1, September 1 and December 1, commencing March 1, 2018.

Specified currency	U.S. Dollars

Place of payment	New York City and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of notes

The Notes will be our direct unsecured obligations and will rank:

•  pari passu with our other outstanding and future unsecured unsubordinated indebtedness;

•  senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•  effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Credit Facility, of which $86.0 million was outstanding as of December 12, 2017; and

•  structurally subordinated to all future indebtedness and other obligations of any of our subsidiaries.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City or another place of payment are authorized or obligated by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after , 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Before redeeming any Notes, we would have to comply with certain requirements under our Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Satisfaction and discharge	We may satisfy and discharge our obligations under the indenture and the Notes by delivering to the trustee for cancellation all outstanding Notes or, in certain circumstances, by depositing with the trustee after the Notes have become due and payable, will become due and payable at their stated maturity within one year, or are to be called for redemption moneys sufficient to pay all of the outstanding Notes, and paying all other sums payable under the indenture by us. See “Description of the Notes — Satisfaction and Discharge” in this prospectus supplement.

Defeasance	The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes. See “Description of the Notes —Defeasance” in this prospectus supplement.

Covenant defeasance	The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment. See “Description of the Notes — Defeasance” in this prospectus supplement.

Form of notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, paying agent, and security registrar	U.S. Bank National Association

Other covenants	In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants shall apply to the Notes:

•  We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors — Risks Related to the Notes — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

•  We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (after giving effect to any exemptive relief granted to us by the

SEC) for more than six consecutive months. See “Supplementary Risk Factors — Risks Related to the Notes — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

•  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable Generally Accepted Accounting Principles in the United States of America, or U.S. GAAP.

Events of default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

•  We do not pay the principal of, or any premium on, any Note when due and payable at maturity;

•  We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•  We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•  On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

Further issuances	We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Use of proceeds	We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $ million ($ million if the underwriters exercise their option to purchase additional Notes in full) after deducting estimated offering expenses.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. As of December 12, 2017, we had $86.0 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on November 16, 2021, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 3.00%. See “Use of Proceeds” in this prospectus supplement.

Governing law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Global clearance and settlement procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SUPPLEMENTARY RISK FACTORS

Investing in the Notes involves a high degree of risk. Before you invest in the Notes, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the Notes. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Notes will effectively be subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement (including our Credit Facility) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our secured indebtedness or secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of December 12, 2017, we had $86.0 million in outstanding indebtedness under our Credit Facility, which is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100.0% of the equity interests in the Company’s wholly-owned subsidiaries.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of Capital Southwest Corporation, and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of our existing or future subsidiaries. These entities may incur substantial indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “— Pending legislation may allow us to incur additional leverage” below;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, except that we have agreed that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the following two exceptions: (A) we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code; and (B) this restriction will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase; see “— Pending legislation may allow us to incur additional leverage” below;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture (as defined in “Description of the Notes”) will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under “Description of the Notes — Events of Default” elsewhere herein.

Our ability to recapitalize, incur additional debt (including additional debt that matures sooner than the Notes), and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, trading levels, and prices of the Notes.

The price you pay for the Notes may be higher than the prices paid by other investors.

The underwriters propose to offer the Notes for sale to investors, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Accordingly, there is a risk that the price you pay for your Notes will be higher than the prices paid by other investors.

There is no existing trading market for the Notes and, even if The Nasdaq Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the symbol “CSWCL.” However, there is no assurance that the Notes will be approved for listing on The Nasdaq Global Select Market.

Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on The Nasdaq Global Select Market, that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under our Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by lenders or the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes, our other debt, and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or any of our other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default under the Credit Facility or other debt, the lenders or holders could exercise rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Proposed tax reform could have a negative effect on holders of the Notes or us.

On November 16, 2017, the U.S. House of Representatives passed the Tax Cuts and Jobs Act (H.R. 1), and on December 2, 2017, the U.S. Senate passed an alternative version of the Tax Cuts and Jobs Act (together with any amended versions, the “Tax Reform Bills”). Either of the Tax Reform Bills would make significant changes to the United States income tax rules applicable to both individuals and entities, including corporations. There is uncertainty as to the likelihood of either of the Tax Reform Bills or any other tax reform legislation being enacted and the impact of any such tax reform legislation on us or an investment in the Notes. You are urged to consult with your tax advisor with respect to the status of any such tax reform legislation and any other regulatory or administrative developments and proposals and their potential effect on your investment in the Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after                     , 2019, we may choose to redeem the Notes from time to time, especially if prevailing interest rates are lower than the rate borne by the Notes. Before redeeming any Notes, we would have to comply with certain requirements under our Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders. If prevailing rates are lower at the time of redemption, and we redeem the Notes, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Changes relating to LIBOR may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. As of September 30, 2017, approximately 89.9% of our debt investment portfolio (at fair value) bore interest rates indexed upon LIBOR. The use of a new index could reduce our interest income and therefore have an adverse effect on our results of operations. Management continues to monitor the status and discussions regarding LIBOR.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after any borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our assets). Legislation recently passed by the U.S. House of Representatives Financial Services Committee, if it becomes law, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200.0% to 150.0%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Information contained in this prospectus supplement and the accompanying prospectus contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. The matters described in the section titled “Supplementary Risk Factors” in this prospectus supplement and the section titled “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:

•	our future operating results;

•	market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	the adequacy of our cash resources and working capital;

•	our ability to recover unrealized losses;

•	our expected financings and investments;

•	our contractual arrangements and other relationships with third parties;

•	the impact of fluctuations in interest rates on our business;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to successfully invest any capital raised in an offering;

•	the return or impact of current and future investments;

•	our transition to a debt focused investment strategy;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our regulatory structure and tax treatment; and

•	the timing, form and amount of any dividend distributions.

USE OF PROCEEDS

We estimate the net proceeds we will receive from the sale of the $35 million aggregate principal amount of the Notes in this offering will be approximately $         million (or approximately $         million if the underwriters exercise their option to purchase additional Notes in full), based on the purchase price paid by the underwriters of     % of the aggregate principal amount of the Notes, after deducting estimated offering expenses of approximately $600,000 payable by us.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. As of December 12, 2017, we had $86.0 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on November 16, 2021, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 3.00%.

CAPITALIZATION

The following table sets forth our cash and cash equivalents and capitalization:

(a) on an actual basis as of September 30, 2017; and

(b) on an as adjusted basis for the sale of $35 million aggregate principal amount of the Notes offered hereby (assuming no exercise of the option to purchase additional Notes) based on the purchase price paid by the underwriters of     % of the aggregate principal amount of the Notes, after deducting estimated offering expenses of approximately $600,000 payable by us.

This table should be read together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each included in this prospectus supplement, and our most recent consolidated financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of September 30, 2017
	Actual	As Adjusted for this Offering
	(Unaudited) (in thousands, except share and per share numbers)
Cash and cash equivalents	$33,329	$
Borrowings:
Credit Facility(1)	56,000
Notes offered hereby	—

Total borrowings	$56,000	$

Net Assets:
Common stock, par value $0.25 per share, 25,000,000 common shares authorized, and 18,358,808 common shares issued and outstanding	$4,590	$
Additional paid-in capital	262,019
Net investment income in excess of (less than) distributions	(1,277)
Accumulated undistributed net realized gain	9,223
Unrealized appreciation of investments, net of income taxes	41,896
Treasury stock — at cost, 2,339,512 shares	(23,937)
Total net assets	$292,514	$
Total liabilities and net assets	$368,670	$

(1)	The above table reflects the carrying value of indebtedness outstanding as of September 30, 2017. As of December 12, 2017, outstanding indebtedness under our Credit Facility was $86.0 million. The net proceeds from the sale of the Notes in this offering are expected to be used to pay down outstanding indebtedness under our Credit Facility. See “Use of Proceeds” in this prospectus supplement.

SELECTED FINANCIAL DATA

The selected financial and other data below reflects the historical financial condition and the results of operations of Capital Southwest Corporation as of and for the six months ended September 30, 2017 and 2016 and as of and for the years ended March 31, 2017, 2016, 2015, 2014 and 2013. The selected financial data as of and for the six months ended September 30, 2017 and 2016 have been derived from our unaudited financial statements, and the selected financial data as of and for the years ended March 31, 2017, 2016, 2015, 2014 and 2013 has been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes in this prospectus supplement and the accompanying prospectus.

Selected Consolidated Financial Data

(In thousands except per share data)

	Six Months Ended September 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013
Income statement data:
Investment income:
Interest and dividends:	$15,882	$8,560	$22,324	$8,033	$9,231	$11,915	$10,100
Interest income from cash and cash equivalents	12	126	166	386	122	67	71
Fees and other income	339	197	984	741	595	625	664

Total investment income	16,233	8,883	23,474	9,160	9,948	12,607	10,835

Operating expenses:
Compensation-related expenses	4,341	3,728	8,217	9,515	6,440	5,489	5,628
Interest expense	1,649	103	989	—	—	—	—
General, administrative and other	2,592	2,357	4,601	11,610	5,683	2,963	2,710

Total operating expenses	8,582	6,188	13,807	21,125	12,123	8,452	8,338

Income (loss) before income taxes	7,651	2,695	9,667	(11,965)	(2,175)	4,155	2,497
Income tax expense (benefit)	278	958	1,779	(1,278)	270	(739)	590

Net investment income (loss)	7,373	1,737	7,888	(10,687)	(2,445)	4,894	1,907

Net realized gains (losses):
Non-control/Non-affiliate investments	834	(260)	3,992	(9,575)	8,226	14,084	2,660
Affiliate investments	—	3,986	3,876	(1,458)	157,213	—	66,037
Control investments	—	—	28	231	(1,175)	—	20,861

Net realized gains (losses) on investments before income tax	834	3,726	7,896	(10,802)	164,264	14,084	89,558
Net unrealized appreciation (depreciation) on investments	5,880	4,153	7,690	16,089	(108,377)	93,032	16,367

Net realized and unrealized gains on investments	6,714	7,879	15,586	5,287	55,887	107,116	105,925

Net increase (decrease) in net assets resulting from operations	$14,087	$9,616	$23,474	$(5,400)	$53,442	$112,010	$107,832

	Six Months Ended September 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013
Net investment income gain (loss) per share — basic and diluted	$0.46	$0.11	$0.50	$(0.68)	$(0.16)	$0.32	$0.13
Net realized earnings per share — basic and diluted(1)	$0.51	$0.35	$1.00	$(1.37)	$10.45	$1.24	$6.03
Net increase (decrease) in net assets from operations — basic and diluted	$0.88	$0.61	$1.48	$(0.35)	$3.44	$7.32	$7.09
Net asset value per common share	$18.26	$17.74	$17.80	$17.34	$49.30	$49.98	$43.30
Total dividends/distributions declared per common share	$0.45	$0.17	$0.79	$0.14	$0.20	$0.20	$5.29
Weighted average number of shares outstanding — basic	16,010	15,728	15,825	15,636	15,492	15,278	15,177
Weighted average number of shares outstanding — diluted	16,075	15,802	15,877	15,724	15,531	15,298	15,207

(1)	“Net realized earnings per share — basic and diluted” is calculated as the sum of “Net investment income (loss)” and “Net realized gain (loss) on investments” divided by weighted average shares outstanding — basic and diluted.

	Six Months Ended September 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013
Balance sheet data:
Assets:
Investments at fair value	$321,860	$238,319	$286,880	$178,436	$535,536	$677,920	$574,187
Cash and cash equivalents	33,329	57,840	22,386	95,969	225,797	88,163	81,767
Interest, escrow and other receivables	4,715	4,296	4,308	6,405	4,418	1,371	2,756
Net pension assets	—	—	—	—	10,294	10,962	8,762
Deferred tax asset	1,846	1,940	2,017	2,342	—	—	—
Debt issuance costs	1,972	2,443	2,137	—	—	—	—
Other assets	4,948	2,437	8,024	1,341	827	278	200

Total assets	$368,670	$307,275	$325,752	$284,493	$776,872	$778,694	$667,672

Liabilities:
Credit facility	$56,000	$—	$25,000	$—	$—	$—	$—
Other liabilities	14,077	6,087	5,996	9,028	4,923	3,263	3,102
Payable for unsettled transactions	—	19,361	—	3,940	—	—	—
Income tax payable	—	211	—	—	—	—	—
Dividends payable	3,838	—	7,191	625	—	—	—
Accrued restoration plan liability	2,122	2,165	2,170	2,205	3,119	3,103	2,650
Deferred income taxes	119	522	323	—	1,412	1,940	2,143

Total liabilities	76,156	28,346	40,680	11,858	9,454	8,306	7,895
Net assets	292,514	278,929	285,072	272,635	767,418	770,388	659,777

Total liabilities and net assets	$368,670	$307,275	$325,752	$284,493	$776,872	$778,694	$667,672

Other data:
Number of portfolio companies	27	27	28	23	22	27	28
Expense ratios (as percentage of average net assets):
Total expenses, excluding interest expense	2.40%	2.26%	4.59%	4.48%	1.59%	1.18%	1.36%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus.

The information contained herein may contain “forward-looking statements” based on our current expectations, assumptions and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as “believe,” “seek,” “estimate,” “expect,” “intend,” “target,” “will,” “would,” “may,” “could,” “continue” and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results could differ materially from those we express in the forward-looking statements as a result of several factors more fully described in the section titled “Supplementary Risk Factors” in this prospectus supplement, the section titled “Risk Factors” in the accompanying prospectus, the section titled “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and the section titled “Cautionary Statement Concerning Forward-Looking Statements” in the accompanying prospectus.

OVERVIEW

We are an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million.

We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include first lien senior debt, secured by a first lien on the assets of the portfolio company, as well as subordinated debt. Our LMM investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in equity securities in our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES

The preparation of our consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our investment portfolio and the related amounts of unrealized appreciation and depreciation. As of September 30, 2017 and March 31, 2017, our investment portfolio at fair value represented approximately 87.3% and 88.1%, respectively, of our total assets. We are required to report our investments at fair value. We follow the provisions of Accounting Standards Codification, or ASC, 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. See Note 4 — “Fair Value Measurements” in the notes to consolidated financial statements for a detailed discussion of our investment portfolio valuation process and procedures.

Due to the inherent uncertainty in the valuation process, our determination of fair value for our investment portfolio may differ materially from the values that would have been determined had a ready market for the securities actually existed. In addition, changes in the market environment, portfolio company performance, and other events may occur over the lives of the investments that may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Our Board has the final responsibility for reviewing and approving, in good faith, our determination of the fair value for our investment portfolio and our valuation procedures, consistent with the Investment Company Act of 1940 requirements. We believe our investment portfolio as of September 30, 2017 and March 31, 2017 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

Revenue Recognition

Interest and Dividend Income

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recognized on the date dividends are declared. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service debt or other obligations, it will be restored to accrual basis. As of September 30, 2017, we did not have any investments on non-accrual status.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized.

In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606) —Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. CSWC completed its initial assessment in evaluating the potential impact on its consolidated financial statements and based on its initial assessment determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the Company’s management does not expect the adoption of ASU 2014-09 to have a significant impact to pretax income or on its consolidated financial statement disclosures upon adoption. The Company will continue to evaluate the impacts of ASU 2014-09 through the date of adoption to ensure that its initial assessment continues to remain accurate.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early application is permitted. The impact of the adoption of this new accounting standard on the Company’s consolidated financial statements is not expected to be material.

INVESTMENT PORTFOLIO COMPOSITION

Our LMM investments consist of secured debt, subordinated debt, equity warrants and direct equity investments in privately held LMM companies based in the United States. Our LMM portfolio companies generally have annual EBITDA between $3.0 million and $15.0 million, and our LMM investments typically range from $5.0 million to $20.0 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at floating rates, and generally have a term of between five and seven years from the original investment date.

Our UMM investments consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in our portfolio with EBITDA generally greater than $50.0 million. Our UMM investments typically range from $5.0 million to $10.0 million. Our UMM debt investments are generally secured by ether a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

The total value of our investment portfolio was $321.9 million as of September 30, 2017, as compared to $286.9 million as of March 31, 2017. As of September 30, 2017, we had investments in 27 portfolio companies with an aggregate cost of $279.8 million. As of March 31, 2017, we had investments in 28 portfolio companies with an aggregate cost of $250.5 million.

As of September 30, 2017 and March 31, 2017, approximately $168.5 million, or 89.9%, and $155.0 million, or 92.6%, respectively, of our debt investment portfolio (at fair value) bore interest at floating rates, all of which were subject to contractual minimum interest rates. As of September 30, 2017 and March 31, 2017, approximately $18.8 million, or 10.1%, and $12.4 million, or 7.4%, respectively, of our debt investment portfolio (at fair value) bore interest at fixed rates.

The following tables provide a summary of our investments in LMM and UMM companies as of September 30, 2017 and March 31, 2017 (excluding our investment in I-45 SLF LLC, or I-45 SLF):

	As of September 30, 2017
	LMM(a)	UMM
	(dollars in thousands)
Number of portfolio companies	13	13
Fair value	$170,139	$84,320
Cost	$131,762	$83,283
% of portfolio at cost — debt	77.8%	100.0%
% of portfolio at cost — equity	22.2%	—
% of debt investments at cost secured by first lien	63.5%	61.6%
Weighted average annual effective yield(b)(c)	11.4%	9.9%
Weighted average EBITDA(c)	$9.1	$93.8
Weighted average leverage through CSWC security(c)(d)	3.5x	3.7x

(a)	At September 30, 2017, we had equity ownership in approximately 84.6% of our LMM investments.
(b)	The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2017, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of September 30, 2017, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.
(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)	Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

	As of March 31, 2017
	LMM(a)	UMM
	(dollars in thousands)
Number of portfolio companies	10	17
Fair value	$126,305	$97,180
Cost	$93,822	$95,918
% of portfolio at cost — debt	74.8%	100.0%
% of portfolio at cost — equity	25.2%	—
% of debt investments at cost secured by first lien	61.5%	51.2%
Weighted average annual effective yield(b)(c)	11.4%	9.6%
Weighted average EBITDA(c)	$7.4	$101.3
Weighted average leverage through CSWC security(c)(d)	3.1x	4.0x

(a)	At March 31, 2017, we had equity ownership in approximately 70.0% of our LMM investments.
(b)	The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2017, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of March 31, 2017, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.
(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)	Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

As of September 30, 2017 and March 31, 2017, our investment portfolio consisted of the following investments:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
September 30, 2017:
First lien loans(a)	$136.1	42.3%	$135.0	48.2%
Second lien loans	32.4	10.1	32.0	11.4
Subordinated debt	18.9	5.9	18.8	6.7
Preferred equity	22.3	6.9	15.3	5.5
Common equity & warrants	44.8	13.9	13.9	5.0
I-45 SLF LLC(b)	67.4	20.9	64.8	23.2

	$321.9	100.0%	$279.8	100.0%

March 31, 2017(c):
First lien loans	$107.8	37.6%	$106.8	42.6%
Second lien loans	47.2	16.5	46.9	18.7
Subordinated debt	12.5	4.3	12.4	4.9
Preferred equity	18.3	6.4	14.8	5.9
Common equity & warrants	37.7	13.1	8.8	3.6
I-45 SLF LLC(b)	63.4	22.1	60.8	24.3

	$286.9	100.0%	$250.5	100.0%

(a)	Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of September 30, 2017 and March 31, 2017, the fair value of the first lien last out loans are $22.0 million and $21.8 million, respectively.
(b)	I-45 SLF, LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. We own 80.0% of I-45 SLF and have a profits interest of 75.6%, while Main Street Capital owns 20.0% and has a profits interest of 24.4%. I-45 SLF’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from our Company and Main Street. The Company does not guarantee or otherwise obligate itself to make payments on debts owed by I-45 SLF.
(c)	Presentation of the March 31, 2017 disclosure is updated to conform to the current period presentation.

Portfolio Asset Quality

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook. The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

•	Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•

Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•	Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially. Interest and principal payments on our investment are likely to be impaired.

The following table shows the distribution of our debt portfolio investments on the 1 to 4 investment rating scale at fair value as of September 30, 2017 and March 31, 2017:

	As of September 30, 2017
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$8,250	4.4%
2	168,957	90.2
3	10,109	5.4
4	—	—

Total	$187,316	100.0%

	As of March 31, 2017
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$12,173	7.3%
2	155,276	92.7
3	—	—
4	—	—

Total	$167,449	100.0%

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.

As of September 30, 2017 and March 31, 2017, we did not have any investments on non-accrual status.

Investment Activity

During the six months ended September 30, 2017, we made debt investments in six new portfolio companies totaling $55.2 million, follow-on debt investments in one portfolio company totaling $4.6 million, and equity investments in one existing and three new portfolio companies totaling $5.4 million. We also funded $4.0 million on our existing equity commitment to I-45 SLF. We received contractual principal repayments totaling approximately $5.6 million and full prepayments of approximately $35.6 million from seven portfolio companies.

During the six months ended September 30, 2016, we made debt investments in seven new portfolio companies totaling $48.9 million, follow-on debt investments in three portfolio companies totaling $6.4 million, and an equity investment in one existing portfolio company totaling $12.0 million. We received contractual principal repayments totaling approximately $1.2 million and full prepayments of approximately $11.0 million from two portfolio companies. We received proceeds related to the sales of certain equity securities totaling $4.4 million and recognized realized gains on such sales totaling $4.0 million.

Total portfolio investment activity for the six months ended September 30, 2017 and 2016 was as follows (dollars in thousands):

Six months ended September 30, 2017	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$107,817	$47,176	$12,453	$56,039	$63,395	$286,880
New investments	45,323	—	14,406	5,441	4,000	69,170
Proceeds from sales of investments	—	—	—	(15)	—	(15)
Principal repayments received	(17,930)	(15,179)	(8,100)	—	—	(41,209)
PIK interest earned	—	—	—	142	—	142
Accretion of loan discounts	304	54	25	—	—	383
Realized gain	465	241	114	14		834
Unrealized gain (loss)	146	53	(52)	5,522	6	5,675

Fair value, end of period	$136,125	$32,345	$18,846	$67,143	$67,401	$321,860

Weighted average yield on debt investments at end of period						10.71%

Weighted average yield on total investments at end of period						10.65%

Six months ended September 30, 2016	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$39,491	$38,227	$15,114	$49,267	$36,337	$178,436
New investments	52,580	2,940	—	—	12,000	67,520
Proceeds from sales of investments	—	—	—	(4,442)	—	(4,442)
Principal repayments received	(7,098)	(5,088)	(79)	—	—	(12,265)
Accretion of loan discounts	114	45	17	—	—	176
Realized gain	28	193	—	3,998	—	4,219
Unrealized gain (loss)	1,160	146	(203)	1,388	2,184	4,675

Fair value, end of period	$86,275	$36,463	$14,849	$50,211	$50,521	$238,319

Weighted average yield on debt investments at end of period						10.00%

Weighted average yield on total investments at end of period						9.13%

RESULTS OF OPERATIONS

The composite measure of our financial performance presented herein is captioned “Net increase in net assets from operations” and consists of three elements. The first is “Net investment income,” which is the difference between income from interest, dividends and fees and our combined operating and interest expenses, net of applicable income taxes. The second element is “Net realized gain on investments before income tax,” which is the difference between the proceeds received from the disposition of portfolio securities and their stated cost, net of applicable income tax expense based on our tax year. The third element is the “Net change in unrealized appreciation of investments, net of tax,” which is the net change in the market or fair value of our investment portfolio, compared with stated cost. It should be noted that the “Net realized gain on investments before income tax” and “Net change in unrealized appreciation of investments, net of tax” are directly related in that when an appreciated portfolio security is sold to realize a gain, a corresponding decrease in net unrealized appreciation occurs by transferring the gain associated with the transaction from being “unrealized” to being “realized.” Conversely, when a loss is realized on a depreciated portfolio security, an increase in net unrealized appreciation occurs.

Comparison of three months ended September 30, 2017 and September 30, 2016

	Three Months Ended September 30,		Net Change
	2017	2016	Amount	%
	(in thousands)
Total investment income	$8,509	$4,726	$3,783	80.0%
Total operating expenses	(4,438)	(2,949)	(1,490)	50.5%

Income before taxes	4,071	1,777	2,293	129.0%
Income tax expense	134	412	(279)	(67.7)%

Net investment income	3,937	1,365	2,572	188.4%
Net realized gain on investments before income tax	210	3,527	(3,317)	(94.0)%
Net change in unrealized appreciation on investments, net of tax	4,496	2,026	2,469	121.9%

Net increase in net assets from operations	$8,643	$6,918	$1,724	24.9%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the three months ended September 30, 2017, we reported investment income of $8.5 million, a $3.8 million, or 80.0%, increase as compared to the three months ended September 30, 2016. The increase was primarily due to a $2.7 million, or 105.1%, increase in interest income generated from our debt investments due to a 35.6% increase in the cost basis of debt investments held from $137.0 million to $185.8 million year over year in addition to an increase in the weighted average yield on debt investments from 10.00% to 10.71% year over year. Additionally, there was an increase of approximately $1.1 million in dividend income due to an increase in dividends received from I-45 SLF and Media Recovery, Inc.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to employees’ and directors’ compensation, office expenses, and legal, professional and accounting fees.

For the three months ended September 30, 2017, our total operating expenses were $4.4 million, an increase of $1.5 million, or 50.5%, as compared to the total operating expenses of $2.9 million for the three months ended September 30, 2016. The increase was primarily attributable to a $0.8 million increase in interest expense incurred on our Credit Facility due to an increase in borrowings during the three months ended September 30, 2017. The remaining increase was due to individually immaterial items within compensation, professional fees and general and administrative fees.

Net Investment Income

For the three months ended September 30, 2017, income before taxes increased by $2.3 million, or 129.0%. As a result of the $3.8 million increase in total investment income, offset by a $1.5 million increase in operating expenses, net investment income increased from the prior year period by $2.6 million to $3.9 million.

Increase in Net Assets from Operations

During the three months ended September 30, 2017, we recognized realized gains totaling $0.2 million, which consisted of net gains on the full repayments of three non-control/non-affiliate investments.

In addition, during the three months ended September 30, 2017, we recorded a net change in unrealized appreciation of investments totaling $4.5 million, consisting of net unrealized appreciation on our current portfolio of $4.5 million, the reversal of $0.1 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.1 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $4.1 million and TitanLiner, Inc. of $2.4 million, partially offset by unrealized losses on Deepwater Corrosion Services of $1.2 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the three months ended September 30, 2016, we recognized realized gains totaling $3.5 million, which consisted of net gains on the partial repayments of seven non-control/non-affiliate investments, prepayment of one non-control/non-affiliate investment, the sale of certain equity securities, and the write down of two escrow receivables. In addition, during the three months ended September 30, 2016, we recorded a net change in unrealized appreciation of investments totaling $2.0 million, consisting of net unrealized appreciation on our current portfolio of $5.8 million and the reversal of $3.8 million of net unrealized appreciation recognized in prior periods due to realized gains noted above. Net unrealized appreciation on our current portfolio included unrealized gains on Deepwater Corrosion Services of $3.4 million and Media Recovery, Inc. of $2.5 million.

Comparison of six months ended September 30, 2017 and September 30, 2016

	Six Months Ended September 30,		Net Change
	2017	2016	Amount	%
	(in thousands)
Total investment income	$16,233	$8,883	$7,350	82.7%
Total operating expenses	(8,582)	(6,188)	(2,394)	38.7%

Income before taxes	7,651	2,695	4,956	183.9%
Income tax expense	278	958	(680)	(71.0)%

Net investment income	7,373	1,737	5,636	324.5%
Net realized gain on investments before income tax	834	3,726	(2,892)	(77.6)%
Net change in unrealized appreciation on investments, net of tax	5,880	4,153	1,727	41.6%

Net increase in net assets from operations	$14,087	$9,616	$4,471	46.5%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the six months ended September 30, 2017, Capital Southwest reported investment income of $16.2 million, a $7.4 million, or 82.7%, increase as compared to the six months ended September 30, 2016. The increase was primarily due to a $5.0 million, or 102.7%, increase in interest income generated from our debt investments due to a 35.6% increase in the cost basis of debt investments held from $137.0 million to $185.8 million year over year in addition to an increase in the weighted average yield on debt investments from 10.00% to 10.71% year over year. Additionally, there was an increase of $2.4 million in dividend income due to dividends received from I-45 SLF and Media Recovery, Inc.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to employees’ and directors’ compensation, office expenses, and legal, professional and accounting fees.

For the six months ended September 30, 2017, our total operating expenses were $8.6 million, an increase of $2.4 million, or 38.7%, as compared to the total operating expenses of $6.2 million for the six months ended September 30, 2016. The increase was primarily attributable to a $1.5 million increase in interest expense incurred on the Credit Facility and a $0.6 million increase in compensation (including both cash and share-based compensation) during the six months ended September 30, 2017.

Net Investment Income

For the six months ended September 30, 2017, income before taxes increased by $5.0 million, or 183.9%. As a result of the $7.4 million increase in total investment income, offset by a $2.4 million increase in operating expenses, net investment income increased from the prior year period by $5.6 million to $7.4 million.

Increase in Net Assets from Operations

During the six months ended September 30, 2017, we recognized realized gains totaling $0.8 million, which consisted of net gains on the partial repayments of two non-control/non-affiliate investments, full repayment on seven non-control/non-affiliate investments, and the sale of one non-control/non-affiliate equity investment.

In addition, during the six months ended September 30, 2017, we recorded a net change in unrealized appreciation of investments totaling $5.9 million, consisting of net unrealized appreciation on our current portfolio of $6.0 million, the reversal of $0.3 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.2 million. Net unrealized appreciation on our current portfolio included unrealized gains on TitanLiner, Inc. of $8.5 million, Media Recovery, Inc. of $2.0 million and Vistar Media of $1.4 million, partially offset by unrealized losses on Deepwater Corrosion Services of $5.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the six months ended September 30, 2016, we recognized realized gains totaling $3.7 million, which consisted of net gains on the partial repayments of seven non-control/non-affiliate investments, prepayment of one non-control/non-affiliate investment, the sale of certain equity securities, and the write down of two escrow receivables. In addition, during the six months ended September 30, 2016, we recorded a net change in unrealized appreciation of investments totaling $4.2 million, consisting of net unrealized appreciation on our current portfolio of $7.9 million, the reversal of $3.2 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.5 million. Net unrealized appreciation on our current portfolio included unrealized gains on Deepwater Corrosion Services of $4.3 million and Media Recovery, Inc. of $3.4 million.

FINANCIAL LIQUIDITY AND CAPITAL RESOURCES

Management believes that the Company’s cash and cash equivalents, cash available from investments, and commitments under the Credit Facility are adequate to meet its needs for the next twelve months.

Cash

At September 30, 2017, the Company had cash and cash equivalents of approximately $33.3 million.

Financing Transactions

In August 2016, we entered into the Credit Facility, which provides additional liquidity to support our investment and operational activities, which included total commitments of $100.0 million. The Credit Facility also contains an accordion feature which allows us to increase the total commitments under the facility up to

$150.0 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature. As of September 30, 2017, the Credit Facility includes total commitments of $115.0 million from a diversified group of six lenders and is scheduled to mature August 30, 2020.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. We pay unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining a regulatory asset coverage of not less than 200.0%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90.0% of the borrowing base, maintaining a minimum liquidity of not less than 10.0% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100.0% of the equity interests in the Company’s wholly-owned subsidiaries. As of September 30, 2017, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At September 30, 2017, CSWC had $56.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $0.9 million and $1.6 million, respectively, for the three and six months ended September 30, 2017. The weighted average interest rate on the Credit Facility was 4.76% as of September 30, 2017. As of September 30, 2017, CSWC was in compliance with all financial covenants under the Credit Facility.

Our primary use of funds will be investments in portfolio companies and operating expenses.

CONTRACTUAL OBLIGATIONS

There have been no material changes to our contractual obligations from what was previously disclosed in our annual report filed on Form 10-K with the SEC on June 1, 2017.

OFF-BALANCE SHEET ARRANGEMENTS

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and fund equity capital and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At September 30, 2017, we had a total of approximately $7.7 million in currently unfunded commitments, consisting of $3.2 million in equity capital commitments to I-45 SLF that had not been fully called and a $2.0 million revolver and $2.5 million delayed draw term loan to Zenfolio Inc. The Company believes its assets will provide adequate cover to satisfy these commitments. As of September 30, 2017, the Company had cash and cash equivalents of $33.3 million and $59.0 million in available borrowings under the Credit Facility. At March 31, 2017, we had a total of approximately $7.2 million in outstanding commitments related to equity capital commitments to I-45 SLF that had not been fully called. At March 31, 2017, the commitment to I-45 SLF was our sole unfunded obligation.

RECENT DEVELOPMENTS

On August 22, 2017, we received an exemptive order that allows us to withhold shares of our common stock to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Plan and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Plan. In connection with the exemptive order, our Board approved the Restricted Stock Plan Amendment. The Restricted Stock Plan Amendment allows the Company to withhold shares of our common stock from a participant’s restricted stock award in order to satisfy tax withholding obligations related to the vesting of such restricted stock. Shares withheld by us pursuant to the Restricted Stock Plan Amendment will not be available for issuance or reissuance under the 2010 Plan. Our Board approved the Restricted Stock Plan Amendment pursuant to the powers granted under Section 14 of the 2010 Plan. In addition, our Board approved the Stock Incentive Plan Amendment. The Stock Incentive Plan Amendment allows a participant of such plan to pay the exercise price of an option with cash or pursuant to a net exercise feature that allows the Company to withhold the number of shares of our common stock from such participant’s option equal to the aggregate exercise price of the option being exercised divided by the fair market value of a share of our common stock. Shares withheld by us pursuant to the Stock Incentive Plan Amendment will not be available for issuance or reissuance under the 2009 Plan. Our Board approved the Stock Incentive Plan Amendment pursuant to the powers granted under Section 18 of the 2009 Plan.

On August 30, 2017, our Board declared a quarterly cash dividend of $0.24 per share of common stock. The dividend was paid on October 2, 2017 to shareholders of record on September 15, 2017.

On November 6, 2017, our Board approved the entry into the Indemnification Agreement, with each of the Indemnitees. The Indemnification Agreement provides for the indemnification, and advancement of expenses, to the full extent permitted by law, against judgments, arbitration awards, mediation amounts, penalties, settlements, fines, excise or similar taxes, and reasonable expenses incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding on account of Indemnitee’s service as a director, officer, employee or agent of the Company.

On November 16, 2017, the Company entered into the Amendment to its Credit Facility dated as of August 30, 2016, among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and Texas Capital Bank, N.A., as documentation agent. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, supported by a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.25% to LIBOR plus 3.00%, with a step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees based on utilization, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Amendment.

On November 30, 2017, our Board declared a quarterly cash dividend of $0.26 per share of common stock. The dividend is payable on January 2, 2018 to shareholders of record on December 15, 2017.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.

	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016		For the Year Ended March 31, 2015		For the Year Ended March 31, 2014		For the Year Ended March 31, 2013
Earnings to Fixed Charges(1)	9.71	26.53		(2)		(2)		(2)		(2)

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•	Excluding net realized and unrealized gains and losses, the earnings to fixed charges ratio would be 5.64 for the six months ended September 30, 2017, 10.77 for the year ended March 31, 2017, and unchanged for the years ended March 31, 2016, 2015, 2014 and 2013.

(2)	There were no fixed charges for the years ended March 31, 2016, 2015, 2014 and 2013.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

DESCRIPTION OF THE NOTES

The Notes will be issued under a base indenture, dated October 23, 2017, and a first supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture and the first supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the Notes.

This section includes a summary description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and the first supplemental indenture will be attached as an exhibit to a post-effective amendment to the registration statement of which this prospectus supplement is a part, in each case, as filed with the SEC. See “Available Information” in this prospectus supplement for information on how to obtain a copy of the indenture.

General

The Notes will mature on                     , 2022. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is     % per year and will be paid every March 15, June 15, September 15 and December 15, beginning on March 15, 2018, and the regular record dates for interest payments will be every March 1, June 1, September 1 and December 1, commencing March 1, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including                     , 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “— Other Covenants” and “— Events of Default.” Other than the foregoing and as described under “— Other Covenants” and “— Events of Default” below, the indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after                     , 2019, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee or, with respect to global securities, DTC will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Before redeeming any Notes, we would have to comply with certain requirements under our Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures” below.

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•	We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. If an Event of Default referred to in the second to last bullet point above with respect to us has occurred, the entire principal amount of all of the Notes will automatically become due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	You must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	The holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met where:

•	we merge out of existence or convey or transfer all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•	we must deliver certain certificates and documents to the trustee.

Notwithstanding any of the foregoing and subject to the 1940 Act, any subsidiary of ours may consolidate with, merge into or transfer all or part of its property and assets to other subsidiaries of ours or to us. Additionally, this covenant shall not apply to: (1) our merger or the merger of one of our subsidiaries with an affiliate solely for the purpose of reincorporating in another jurisdiction; (2) any conversion by us or a subsidiary from an entity formed under the laws of one state to any entity formed under the laws of another state; or (3) any combination of (1) and (2) above.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance” below.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Satisfaction and Discharge

The indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either

•	all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts in the currency payable for the Notes as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•	we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•	No default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•	No default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Other Covenants

In addition to any other covenants described in this prospectus supplement and the accompanying prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors —Risks Related to the Notes — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

•

We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below. These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering. However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. See “Supplementary Risk Factors — Risks Related to the Notes — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be our direct unsecured obligations and will rank:

•	pari passu with our existing and future unsubordinated unsecured indebtedness;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; and

•	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our Credit Facility; and

•	structurally subordinated to all future indebtedness and other obligations of any of our subsidiaries.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following summary describes certain U.S. federal income tax consequences applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. We cannot assure you that the IRS will not challenge one or more of the tax consequences described in this summary, and we have not obtained, nor do we intend to obtain, any ruling from the IRS or opinion of counsel with respect to the tax consequences of an investment in the Notes. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction,” “conversion transaction,” “wash sale” or other integrated transaction for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency (as defined in the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for cash at a price equal to their issue price (i.e., the first price at which a substantial amount of the Notes is sold for money to investors (other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placements agents or wholesalers)). In addition, this summary only addresses U.S. federal income tax consequences, and does not address other U.S. federal tax consequences, including, for example, estate or gift tax consequences. This summary also does not address any U.S. state or local or non-U.S. tax consequences. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a “United States person” (within the meaning of the Code); or

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.

Additional Tax on Net Investment Income

An additional tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of certain U.S. holders that are estates and trusts) received by certain U.S. holders with adjusted gross income above certain threshold amounts. “Net investment income” generally includes interest payments on, and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Backup Withholding and Information Reporting

In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an Internal Revenue Service (“IRS”) Form W-9 and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.

Interest on the Notes

Subject to the discussions of backup withholding and Foreign Account Tax Compliance Act, or FATCA, withholding below, payments to a non-U.S. holder of interest on the Notes generally will not be subject to U.S. federal income tax and will be exempt from withholding of U.S. federal income tax under the “portfolio interest” exemption if such non-U.S. holder properly certifies as to such non-U.S. holder’s foreign status, as described below, and:

•	such non-U.S. holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	such non-U.S. holder is not a “controlled foreign corporation” that is related to us (actually or constructively);

•	such non-U.S. holder is not a bank whose receipt of interest on the Notes is in connection with an extension of credit made pursuant to a loan agreement entered into in the ordinary course of such non-U.S. holder’s trade or business; and

•	interest on the Notes is not effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business (or, in the case of an applicable income tax treaty, such interest is not attributable to a permanent establishment maintained by such non-U.S. holder in the United States).

The portfolio interest exemption generally applies only if a non-U.S. holder also appropriately certifies as to such non-U.S. holder’s foreign status. A non-U.S. holder can generally meet the certification requirement by providing a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) to the applicable withholding agent. If a non-U.S. holder holds the Notes through a financial institution or other agent acting on such non-U.S. holder’s behalf, such non-U.S. holder may be required to provide appropriate certifications to the agent. Such non-U.S. holder’s agent will then generally be required to provide appropriate certifications to the applicable withholding agent, either directly or through other intermediaries.

If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to such non-U.S. holder will be subject to U.S. federal withholding tax at a 30% rate, unless (i) such non-U.S. holder provides the applicable withholding agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) claiming an exemption from (or a reduction of) withholding under the benefits of an income tax treaty, or (ii) the payments of such interest are effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States and such non-U.S. holder meets the certification requirements described below. See “— Income or Gain Effectively Connected with a U.S. Trade or Business” below.

Disposition of the Notes

Subject to the discussions of backup withholding and FATCA withholding below, a non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the sale, redemption, exchange, retirement, or other taxable disposition of a Note unless:

•	the gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•	such non-U.S. holder is a non-resident alien individual who has been present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are met.

If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder generally will be subject to U.S. federal income tax in the manner described under “— Income or Gain Effectively Connected with a U.S. Trade or Business” below. A non-U.S. holder described in the second bullet point above will be subject to a flat 30% (or lower applicable income tax treaty rate) U.S. federal income tax on the gain derived from the sale or other disposition, which may be offset by certain U.S. source capital losses. To the extent that any portion of the amount realized on a sale, redemption, exchange, retirement or other taxable disposition of a Note is attributable to accrued but unpaid interest on the Note, this amount generally will be taxed in the same manner as described above in “— Interest on the Notes.”

Income or Gain Effectively Connected with a U.S. Trade or Business

If any interest on the Notes or gain from the sale, redemption, exchange, retirement, or other taxable disposition of the Notes is effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such interest or gain is attributable), then the interest income or gain will be subject to U.S. federal income tax at regular graduated income tax rates generally in the same manner as if such non-U.S. holder were a U.S. holder (but without regard to the additional tax on net investment income described above). Effectively connected interest income will not be subject to U.S. federal withholding tax if a non-U.S. holder satisfies certain certification requirements by providing to the applicable withholding agent a properly executed IRS Form W-8ECI (or successor form). In addition, if a non-U.S. holder is a corporation, that portion of such non-U.S. holder’s earnings and profits that are effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business may also be subject to a “branch profits tax” at a 30% rate, unless an applicable income tax treaty provides for a lower rate. For this purpose, interest received on a Note and gain recognized on the disposition of a Note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business.

Backup Withholding and Information Reporting

Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Backup withholding generally will not apply to payments of interest to a non-U.S. holder on a Note if the certification described above in “— Interest on the Notes” is duly provided or such non-U.S. holder otherwise establishes an exemption.

Additionally, the gross proceeds from a non-U.S. holder’s disposition of Notes may be subject under certain circumstances to information reporting and backup withholding unless the non-U.S. holder provides an IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying that the non-U.S. holder is not a United States person or otherwise qualifies for an exemption.

Non-U.S. holders should consult their own tax advisors regarding application of the backup withholding rules to their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be credited against a non-U.S. holder’s U.S. federal income tax liability (which may result in such non-U.S. holder being entitled to a refund of U.S. federal income tax), provided that the required information is timely provided to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest (such as a Note) or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes.

Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as the representative of the underwriters for this offering. Subject to the terms and conditions set forth in an underwriting agreement dated December     , 2017 between us and the underwriters, we have agreed to sell to the underwriters, and the underwriters have severally agreed to purchase from us, the aggregate principal amount of Notes indicated in the table below:

Underwriters	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$
Janney Montgomery Scott LLC	$
Ladenburg Thalmann & Co. Inc.	$
BB&T Capital Markets, a division of BB&T Securities, LLC	$
B. Riley FBR, Inc.	$

Total		$35,000,000

Keefe, Bruyette & Woods, Inc. is acting as book-running manager of this offering. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as lead managers for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc. are acting as co-managers for this offering.

The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriting agreement provides that the underwriters will purchase all of the Notes if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated. We have agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters have advised us that they currently intend to make a market in the Notes. However, the underwriters are not obligated to do so and may discontinue any market-making activities at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

The underwriters are offering the Notes, subject to their acceptance of the Notes from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

The underwriters have agreed to purchase the Notes from us at     % of the aggregate principal amount of the Notes, which will result in aggregate proceeds to us of $        , assuming no exercise of the underwriters’ option to purchase additional Notes, and before deducting expenses payable by us, and $        , assuming full exercise of the underwriters’ option to purchase additional Notes.

The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The underwriters may effect such transactions by selling the Notes to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or purchasers of Notes for whom they may act as agents or to whom they may sell as principal. The difference between the price at which the underwriters purchase Notes and the price at which the underwriters resell such Notes may be deemed to be underwriting compensation.

We estimate expenses payable by us in connection with this offering will be approximately $600,000, which includes an amount not to exceed $35,000 that we have agreed to reimburse the underwriters for fees of counsel incurred by them in connection with this offering.

Listing

We intend to list the Notes on The Nasdaq Global Select Market. We expect trading in the Notes on The Nasdaq Global Select Market to begin within 30 days after the original issue date under the trading symbol “CSWCL.” We offer no assurances that an active trading market for the Notes will develop and continue after the offering.

Option to Purchase Additional Notes

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an additional $5.25 million aggregate principal amount of the Notes at the price set forth on the cover of this prospectus supplement. If the underwriters exercise this option to purchase additional Notes, each will be obligated, subject to the specified conditions, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to, directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, make any short sale or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company, enter into any swap or other derivatives transaction that transfers any of the economic benefits or risks of ownership of any debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus supplement without first obtaining the written consent of Keefe, Bruyette & Woods, Inc., other than certain private sales of debt securities to a limited number of institutional investors. This consent may be given at any time without public notice.

Stabilization

The underwriters have advised us that, pursuant to Regulation M under the Exchange Act, certain persons participating in the offering may engage in transactions including over-allotment, covering transactions and stabilizing transactions, which may have the effect of stabilizing or maintaining the market price of the Notes at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions.

A stabilizing bid is a bid for the purchase of Notes on behalf of the underwriters for the purpose of fixing or maintaining the price of the Notes. A syndicate covering transaction is the bid for or the purchase of Notes on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriter’s purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member.

Neither we, nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.

Electronic Distribution

A prospectus in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters or selling group members is not part of this prospectus supplement or the registration statement of which this prospectus supplement is a part, has not been approved and/or endorsed by us or the underwriters and should not be relied on by investors.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to holders of the Notes or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, New York 10019. The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, Pennsylvania 19103. The principal business address of Ladenburg Thalmann & Co. Inc. is 277 Park Avenue, 26th floor, New York, New York 10172.

Other Jurisdictions

The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published, in any jurisdiction except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Settlement

We expect that delivery of the Notes will be made against payment therefor on or about                     , 2017, which will be the            business day following the date of pricing of the Notes (such settlement cycle being herein referred to as “T+    ”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+    , to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

LEGAL MATTERS

Certain legal matters regarding the Notes offered hereby will be passed upon for us by Jones Day, Dallas, Texas, and Eversheds Sutherland (US) LLP, Washington, D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited consolidated financial statements, including the selected per share data and ratios, Schedule 12-14 and senior securities table as of March 31, 2017 of Capital Southwest Corporation and its subsidiaries included in the accompanying prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

The audited consolidated financial statements of I-45 SLF LLC and its subsidiary included in the accompanying prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of RSM US LLP, independent registered public accountants, as stated in their reports appearing herein. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

The audited consolidated financial statements of Media Recovery, Inc. included in this prospectus supplement and elsewhere in the registration statement have been so included in reliance upon the report of Whitley Penn LLP, independent registered public accountants, as stated in their report appearing herein. Whitley Penn LLP’s principal business address is 8343 Douglas Avenue, Suite 400, Dallas, Texas 75225.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 12, 2017, the Audit Committee of Capital Southwest Corporation, following careful deliberation, approved the decision to change independent registered public accounting firms. On June 12, 2017, the Company notified Grant Thornton LLP, or Grant Thornton, of its decision to dismiss Grant Thornton as the Company’s independent registered public accounting firm, effective as of that date.

The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On June 12, 2017, the Company engaged RSM US LLP, or RSM, as its new independent registered public accounting firm, effective immediately. The decision to engage RSM as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee. During the years ended March 31, 2017 and 2016, and during the subsequent interim period preceding RSM’s engagement, neither the Company nor anyone on its behalf has consulted with RSM regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus supplement and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands, except shares and per share data)

	September 30, 2017	March 31, 2017
	(Unaudited)
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: $197,653 and $172,437, respectively)	$196,781	$175,731
Affiliate investments (Cost: $5,932 and $5,925, respectively)	6,491	7,138
Control investments (Cost: $76,260 and $72,178, respectively)	118,588	104,011

Total investments (Cost: $279,845 and $250,540, respectively)	321,860	286,880
Cash and cash equivalents	33,329	22,386
Receivables:
Dividends and interest	3,709	3,137
Escrow	545	545
Other	461	626
Deferred tax asset	1,846	2,017
Debt issuance costs (net of accumulated amortization of $686 and $366, respectively)	1,972	2,137
Other assets	4,948	8,024

Total assets	$368,670	$325,752

Liabilities
Credit facility	$56,000	$25,000
Other liabilities	14,077	5,996
Dividends payable	3,838	7,191
Accrued restoration plan liability	2,122	2,170
Deferred income taxes	119	323

Total liabilities	76,156	40,680

Commitments and contingencies (Note 11)

Net Assets
Common stock, $0.25 par value: authorized, 25,000,000 shares; issued, 18,358,808 shares at September 30, 2017 and 18,350,808 shares at March 31, 2017	4,590	4,588
Additional paid-in capital	262,019	261,472
Net investment income in excess of (less than) distributions	(1,277)	(1,457)
Accumulated undistributed net realized gain	9,223	8,390
Unrealized appreciation of investments, net of income taxes	41,896	36,016
Treasury stock — at cost, 2,339,512 shares	(23,937)	(23,937)

Total net assets	292,514	285,072

Total liabilities and net assets	$368,670	$325,752

Net asset value per share (16,019,296 shares outstanding at September 30, 2017 and 16,011,296 shares outstanding at March 31, 2017)	$18.26	$17.80

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2017	2016	2017	2016
Investment income:
Interest income:
Non-control/Non-affiliate investments	$5,136	$2,433	$9,438	$4,515
Affiliate investments	141	141	281	280
Control investments	—	—	—	—
Dividend income:
Non-control/Non-affiliate investments	30	—	60	—
Control investments	3,058	1,995	6,103	3,765
Interest income from cash and cash equivalents	5	56	12	126
Fees and other income	139	101	339	197

Total investment income	8,509	4,726	16,233	8,883

Operating expenses:
Compensation	1,606	1,404	3,244	2,889
Spin-off compensation plan	173	172	345	345
Share-based compensation	384	255	752	494
Interest	911	103	1,649	103
Professional fees	481	331	960	849
Net pension expense	41	43	81	86
General and administrative	842	641	1,551	1,422

Total operating expenses	4,438	2,949	8,582	6,188

Income before taxes	4,071	1,777	7,651	2,695
Income tax expense	134	412	278	958

Net investment income	$3,937	$1,365	$7,373	$1,737

Realized gain
Non-control/Non-affiliate investments	$210	$(459)	$834	$(260)
Affiliate investments	—	3,986	—	3,986
Control investments	—	—	—	—

Total net realized gain on investments before income tax	210	3,527	834	3,726

Change in unrealized appreciation of investments
Non-control/Non-affiliate investments	(1,747)	(1,911)	(4,166)	(1,437)
Affiliate investments	(322)	—	(654)	506
Control investments	6,445	3,937	10,495	5,606
Income tax benefit (provision)	120	—	205	(522)

Total net change in unrealized appreciation of investments, net of tax	4,496	2,026	5,880	4,153

Net realized and unrealized gain on investments	$4,706	$5,553	$6,714	$7,879

Net increase in net assets from operations	$8,643	$6,918	$14,087	$9,616

Pre-tax net investment income per share — basic and diluted	$0.25	$0.11	$0.48	$0.17

Net investment income per share — basic and diluted	$0.25	$0.09	$0.46	$0.11

Net increase in net assets from operations — basic and diluted	$0.54	$0.44	$0.88	$0.61

Weighted average shares outstanding — basic	16,010,231	15,726,419	16,009,968	15,728,476

Weighted average shares outstanding — diluted	16,077,837	15,805,577	16,075,193	15,801,535

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

(In thousands)

	Six Months Ended September 30,
	2017	2016
Operations:
Net investment income	$7,373	$1,737
Net realized gain on investments	834	3,726
Net change in unrealized appreciation of investments, net of tax	5,879	4,153

Net increase in net assets from operations	14,086	9,616
Distributions from:
Undistributed net investment income	(7,193)	(2,664)
Spin-Off Compensation Plan, net of tax of $117 and $346, respectively	(227)	(1,175)
Capital share transactions:
Change in pension plan funded status	24	23
Share-based compensation expense	752	494

Increase in net assets	7,442	6,294
Net assets, beginning of period	285,072	272,635

Net assets, end of period	$292,514	$278,929

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Six Months Ended September 30,
	2017	2016
Cash flows from operating activities
Net increase in net assets from operations	$14,086	$9,616
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases and originations of investments	(69,170)	(67,520)
Proceeds from sales and repayments of debt investments in portfolio companies	40,390	12,045
Proceeds from sales and return of capital of equity investments in portfolio companies	15	4,442
Payment of accreted original issue discounts	819	220
Depreciation and amortization	368	98
Net pension benefit	(24)	(16)
Realized gain on investments before income tax	(834)	(3,726)
Net change in unrealized appreciation of investments	(5,675)	(4,675)
Accretion of discounts on investments	(383)	(176)
Payment-in-kind interest and dividends	(142)	—
Stock option and restricted awards expense	752	494
Deferred income tax expense	(182)	1,480
Changes in other assets and liabilities:
(Increase) decrease in dividend and interest receivable	(572)	14
Decrease in escrow receivables	—	1,173
Decrease in other receivables	166	115
Decrease in tax receivable	—	314
Decrease (increase) in other assets	3,029	(1,141)
Increase (decrease) in other liabilities	8,002	(1,523)
Increase in payable for unsettled transaction	—	15,421

Net cash used in operating activities	(9,355)	(33,345)

Cash flows from financing activities
Proceeds from credit facility	31,000	—
Dividends to shareholders	(10,547)	(940)
Debt issuance costs paid	(155)	(2,495)
Spin-off Compensation Plan distribution	—	(1,349)

Net cash provided by (used in) financing activities	20,298	(4,784)

Net increase (decrease) in cash and cash equivalents	10,943	(38,129)
Cash and cash equivalents at beginning of period	22,386	95,969

Cash and cash equivalents at end of period	$33,329	$57,840

Supplemental cash flow disclosures:
Cash paid for income taxes	$255	$—
Cash paid for interest	1,236	—
Supplemental disclosure of noncash financing activities:
Dividend declared, not yet paid	3,838	1,724
Noncash adjustment to realized gain for escrow receivable	—	493
Spin-off Compensation Plan distribution accrued, not yet paid	344	172

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(Unaudited)

September 30, 2017

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 8.06%	6/30/2023	$9,440,625	$9,211,195	$9,440,625
AG KINGS HOLDINGS INC.[8]	First Lien	Food, agriculture & beverage	L+9.37% (Floor 1.00%), Current Coupon 10.68%	8/8/2021	9,800,000	9,638,768	9,800,000
ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100,000	9,902,459	9,902,459
	3.88% membership interest		—	—	—	2,500,000	2,500,000

						12,402,459	12,402,459
AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 7.78%	12/8/2021	6,555,837	6,397,980	6,342,773
	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 10.74%	6/6/2022	2,005,714	1,935,209	1,991,925
AMWARE FULFILLMENT LLC	First Lien	Distribution	L+9.50% (Floor 1.00%), Current Coupon 10.82%	5/21/2019	12,730,000	12,569,184	12,730,000
ARGON MEDICAL DEVICES, INC.	Second Lien	Healthcare products	L+9.50% (Floor 1.00%), Current Coupon 10.74%	6/23/2022	5,000,000	4,880,347	5,000,000
BINSWANGER HOLDING CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%), Current Coupon 9.32%	3/9/2022	13,135,807	12,894,738	12,894,738
	900,000 shares of common stock		—	—	—	900,000	762,000

						13,794,738	13,656,738
CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 7.24%	8/23/2022	4,950,000	4,907,795	4,917,008
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	4,629,000
DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%), Current Coupon 7.82%	2/12/2021	7,032,285	7,005,050	7,067,446
DIGITAL ROOM LLC	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%), Current Coupon 11.24%	5/21/2023	7,000,000	6,872,147	6,965,000

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

(Unaudited)

September 30, 2017

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 9.99%	8/26/2023	3,000,000	2,946,215	2,970,000
ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+10.28% (Floor 1.00%), Current Coupon 11.60%	2/1/2022	12,150,000	11,886,728	12,150,000
	1,000 shares of common stock		12% PIK	—	—	1,079,667	1,565,000

						12,966,395	13,715,000
LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 10.55%	6/30/2022	15,000,000	14,759,719	14,775,000
	396,825 shares of Series B preferred stock		—	—	—	500,000	500,000

						15,259,719	15,275,000
PRE-PAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%), Current Coupon 10.25%	7/1/2020	5,000,000	4,961,421	5,040,625
REDBOX AUTOMATED RETAIL, LLC	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%), Current Coupon 8.74%	9/27/2021	7,000,000	6,812,899	7,070,000
RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 10.08%	3/18/2022	7,000,000	6,924,784	6,895,000
RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%), Current Coupon 10.06%	11/23/2023	3,500,000	3,452,009	3,482,500
RJO HOLDINGS CORP. [14]	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 9.26%	5/5/2022	7,406,250	7,337,022	7,337,022
TAX ADVISORS GROUP, LLC[13]	Senior subordinated debt	Consumer services	10.00% / 2.00% PIK	12/23/2022	4,600,000	4,511,370	4,511,370
	143.3 Class A units[9]		—	—	—	541,176	541,176

						5,052,546	5,052,546
VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 11.32%	2/16/2022	8,250,000	7,495,327	8,250,000
	Warrants		—	—	—	886,000	1,500,000

						8,381,327	9,750,000

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

(Unaudited)

September 30, 2017

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
WASTEWATER SPECIALTIES, LLC	First Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 9.99%	4/18/2022	11,000,000	10,821,549	10,109,000
ZENFOLIO INC.[15]	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 10.30%	7/17/2022	13,500,000	13,241,238	13,241,238
	Revolving Loan		L+9.00% (Floor 1.00%)	7/17/2022	—	(19,364)	—
	190 shares of common stock		—	—	—	1,900,000	1,900,000

						15,121,874	15,141,238

Total Non-control/Non-affiliate Investments Affiliate Investments[6]						$197,652,632	$196,780,905

CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00%	7/4/2021	$4,500,000	$4,432,169	$4,432,169
	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500,000	2,059,000

						5,932,169	6,491,169

Total Affiliate Investments						$5,932,169	$6,491,169

Control Investments[7]
I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$67,401,334
MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,888,532
	4,000,002 shares of common stock		—	—	—	4,615,000	33,969,468

						5,415,000	39,858,000
TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,841,007	5,026,000
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	6,303,000

						6,045,229	11,329,000

Total Control Investments						$76,260,229	$118,588,334

TOTAL INVESTMENTS[12]						$279,845,030	$321,860,408

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
[3]	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at September 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

(Unaudited)

September 30, 2017

[4]	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
[5]	Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At September 30, 2017, approximately 61.2% of the Company’s investment assets are non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 67.3%.
[6]	Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At September 30, 2017, approximately 2.0% of the Company’s investment assets are affiliate investments. The fair value of these investments as a percent of net assets is 2.2%.
[7]	Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where greater than 50% of the board representation is maintained. At September 30, 2017, approximately 36.8% of the Company’s investment assets are control investments. The fair value of these investments as a percent of net assets is 40.5%.
[8]	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
[9]	Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2017, approximately 21.7% of the Company’s investment assets are non-qualifying assets.
[10]	The investment has approximately $3.2 million unfunded commitment as of September 30, 2017.
[11]	Income producing through dividends.
[12]	As of September 30, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $45.8 million; cumulative gross unrealized depreciation for federal income tax purposes is $4.3 million. Cumulative net unrealized appreciation is $41.5 million, based on a tax cost of $280.0 million.
[13]	Tax Advisors Group Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.
[14]	The investment is structured as a first lien first out term loan and earns less interest than the stated rate.
[15]	The investment has approximately $2.0 million in an unfunded revolving commitment and $2.5 million in a delayed draw commitment as of September 30, 2017.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2017

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[2]	Maturity	Principal	Cost	Fair Value[3]
Non-control/Non-affiliate Investments[4]
AG KINGS HOLDINGS[8]	First Lien	Food, agriculture & beverage	L+8.50% (Floor 1.00%)	8/10/2021	9,900,000	9,720,743	9,900,000
AMERICAN TELECONFERENCING	First Lien	Telecommunications	L+6.50% (Floor 1.00%)	12/8/2021	6,733,503	6,559,616	6,720,709
	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,929,670	1,965,600
AMWARE FULFILLMENT	First Lien	Distribution	L+9.50% (Floor 1.00%)	5/21/2019	13,065,000	12,858,885	12,934,350
ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,871,024	5,000,000
BINSWANGER CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,988,847	12,988,848
	900,000 shares of common stock					900,000	900,000

						13,888,847	13,888,848
CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,975,000	4,929,234	4,975,995
CAST AND CREW PAYROLL, LLC	Second Lien	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	3,705,263	3,685,537	3,671,916
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,956,000
DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,001,500	7,067,446
DIGITAL ROOM INC.	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,864,682	6,864,682
DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,942,972	2,970,000
ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,864,161	11,864,161
	1,000 shares of common stock		12% PIK	—	—	1,019,667	1,020,000

						12,883,828	12,884,161
IMAGINE! PRINT SOLUTIONS, INC.	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/30/2022	4,853,233	4,800,146	4,913,898
INFOGROUP INC.	First Lien	Software & IT services	L+5.50% (Floor 1.50%)	5/26/2018	4,895,007	4,822,951	4,890,112
LIGHTING RETROFIT INTERNATIONAL	First Lien	Environmental services	L+9.75% (Floor 0.5%)	9/28/2021	10,222,222	10,126,394	10,126,394
LTI HOLDINGS, INC.	Second Lien	Industrial products	L+9.25% (Floor 1.00%)	4/17/2023	7,000,000	6,853,685	6,825,000
PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,955,404	5,029,000
REDBOX AUTOMATED RETAIL	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%)	9/27/2021	8,750,000	8,505,558	8,761,375

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2017

Portfolio Company[1]	Type of Investment[2]	Industry	Current Interest Rate[2]	Maturity	Principal	Cost	Fair Value[3]
RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,918,134	6,860,000
RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,449,262	3,482,500
TAXACT, INC.	First Lien	Financial services	L+6.00% (Floor 1.00%)	12/31/2022	2,775,000	2,722,263	2,775,000
VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)	2/16/2022	11,000,000	9,898,494	9,898,494
	Warrants					886,000	886,000

						10,784,494	10,784,494
WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	2/8/2021	4,473,684	4,385,853	4,507,237
WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	6/1/2021	8,100,000	7,976,347	7,976,347

Total Non-control/Non-affiliate Investments						$172,437,029	$175,731,064

Affiliate Investments[6]
CHANDLER SIGNS, LP13	Senior subordinated debt	Business services	12.00%	7/4/2021	$4,500,000	$4,425,310	$4,477,500
	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,661,000

						5,925,310	7,138,500

Total Affiliate Investments						$5,925,310	$7,138,500

Control Investments[7]
I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$60,800,000	$63,394,679
MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,590,249
	4,000,002 shares of common stock		—	—	—	4,615,000	32,248,751

						5,415,000	37,839,000

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,758,528	2,777,000
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	—

						5,962,750	2,777,000

Total Control Investments						$72,177,750	$104,010,679

TOTAL INVESTMENTS[12]						$250,540,089	$286,880,243

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2017

[3]	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
[4]	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
[5]	Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2017, approximately 61.3% of the Company’s investment assets were non-control/non-affiliate investments.
[6]	Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2017, approximately 2.5% of the Company’s investment assets were affiliate investments.
[7]	Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At March 31, 2017, approximately 36.2% of the Company’s investment assets were control investments.
[8]	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
[9]	Indicates assets that the Company believes do not represent “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.
[10]	The investment has approximately $7.2 million unfunded commitment as of March 31, 2017.
[11]	Income producing through dividends on distributions.
[12]	As of March 31, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $40.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $3.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $250.1 million.
[13]	Chandler Signs, LP Class A-1 common stock is held through a wholly-owned taxable subsidiary.

Notes to Consolidated Financial Statements

1. ORGANIZATION AND BASIS OF PRESENTATION

References to “we,” “our,” “us,” “CSWC,” or the “Company” refer to Capital Southwest Corporation, unless the context requires otherwise.

Organization

Capital Southwest Corporation is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a Small Business Investment Company (“SBIC”) licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to its then wholly-owned subsidiary, Capital Southwest Venture Corporation (“CSVC”), certain assets including our license as an “SBIC”. CSVC was a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a Business Development Company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We are also a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”). As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC status, which requires that we annually qualify as a RIC by meeting certain specified requirements.

Capital Southwest Management Company (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, office expenses and other administrative costs required for its day-to-day operations.

CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in lower middle market (“LMM”) companies, as well as first and second lien syndicated loans in upper middle market (“UMM”) companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”). Under the rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company subject to certain exceptions. One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

The consolidated financial statements are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of our management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of consolidated financial statements for the interim periods included herein. The results of operations for the three and six months ended September 30, 2017 are not necessarily indicative of the operating results to be expected for the full fiscal year. Also, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the fiscal years ended March 31, 2017 and 2016. Consolidated financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25% of the voting securities or have rights to maintain greater than 50% of the board representation; “Affiliated Investments” are generally defined as investments in which we own between 5% and 25% of the voting securities, and the investments are not classified as “Control Investments”; and “Non-Control/Non-Affiliated Investments” are generally defined as investments that are neither “Control Investments” nor “Affiliated Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70% of our assets in qualifying assets. As of September 30, 2017, the Company met the requirements under the 1940 Act for a BDC. The principal categories of qualifying assets relevant to our business are:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things meet the following tests:

(1) Continue to qualify as a BDC under the 1940 Act at all times during each taxable year.

(2) Derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”).

(3) Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

The two Diversification Tests must be satisfied quarterly. If a RIC satisfies the tests for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the tests in the next quarter, it retains RIC status. A RIC that fails to meet the Diversification Tests as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the tests are satisfied within 30 days of the close of the quarter in which the tests are failed.

This quarter we satisfied all RIC tests and have 14.5% in nonqualified assets according to measurement criteria established in Section 851(d) of the Internal Revenue Code (as amended, the “IRC”).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value because the interest rate adjusts to the market interest rate (Level 3 input). See Note 4 below for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the Notes to the Consolidated Schedule of Investments and Notes 3 and 4 below. Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At September 30, 2017 and March 31, 2017, cash balances totaling $32.0 million and $19.6 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment. As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Regulation S-X and ASC Topic 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. Prior to its dissolution, we consolidated the results of CSWC’s wholly-owned subsidiary, CSVC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. In accordance with our valuation policy, accrued interest and dividend income is evaluated quarterly for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis. As of September 30, 2017 and March 31, 2017, we did not have any investments on non-accrual status.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income. For the three and six months ended September 30, 2017, approximately 2.3% and 2.4%, respectively, of CSWC’s total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the three and six months ended September 30, 2016, approximately 2.1% and 2.0%, respectively, of CSWC’s total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of the equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to shareholders to maintain its qualification as a RIC for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest and dividend income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. For the three and six months ended September 30, 2017, approximately 0.8% and 0.9%, respectively, of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income. For the three and six months ended September 30, 2016, none of CSWC’s investment income was attributable to non-cash PIK interest and dividend income.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility (as discussed further in Note 5). These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the IRC necessary to qualify as a RIC. By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income distributed to shareholders. In order to qualify as a RIC, the company is required to timely distribute to its shareholders at least 90.0% of investment company taxable income, as defined by the IRC, each year. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

In addition to the requirement that we must annually distribute at least 90.0% of our investment company taxable income, we may either distribute or retain our realized net capital gains from investments, but any net capital gains not distributed may be subject to corporate level tax. If we retain the capital gains, they are subject to a corporate tax rate of 35.0% and are classified as a “deemed distribution” to our shareholders. As an investment company that qualifies as a RIC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year, December 31. Any capital gains actually distributed to shareholders are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the current corporate rate of 34%. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the CSWC level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740 for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalties expense was recorded during the three and six months ended September 30, 2017 and 2016.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by ASC Topic 718, Compensation — Stock Compensation. Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments and awards granted to employees. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we amortize this fair value to share-based compensation expense over the vesting term. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees. On August 22, 2017, we received an exemptive order that allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan (the “2010 Plan”) and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan (the “2009 Plan”).

At the three and six months ended September 30, 2017, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 67,606 and 65,225, respectively. At the three and six months ended September 30, 2016, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 79,157 and 73,060, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value (“NAV”) of our Company. In connection with the Share Distribution, we entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with CSW Industrials, Inc. (“CSWI”). Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the net asset value of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter.

Presentation Presentation of certain amounts on the Consolidated Statements of Operations for the prior year comparative consolidated financial statements is updated to conform to the current period presentation. This mainly includes disclosure of amounts at a more disaggregated level.

Recently Issued or Adopted Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. CSWC completed its initial assessment in evaluating the potential impact on its consolidated financial statements and based on its initial assessment, determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the Company’s management does not expect the adoption of ASU 2014-09 to have a significant impact to pretax income or on its consolidated financial statement disclosures upon adoption. The Company will continue to evaluate the impacts of ASU 2014-09 through the date of adoption to ensure that its initial assessment continues to remain accurate.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early application is permitted. The impact of the adoption of this new accounting standard on the Company’s consolidated financial statements is not expected to be material.

3. INVESTMENTS

The following table shows the composition of the investment portfolio, at fair value and cost (with corresponding percentage of total portfolio investments) as of September 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
September 30, 2017:
First lien loans[1]	$136.1	42.3%	46.5%	$135.0	48.2%
Second lien loans	32.4	10.1	11.1	32.0	11.4
Subordinated debt	18.9	5.9	6.5	18.8	6.7
Preferred equity	22.3	6.9	7.6	15.3	5.5
Common equity & warrants	44.8	13.9	15.3	13.9	5.0
I-45 SLF LLC[2]	67.4	20.9	23.0	64.8	23.2

	$321.9	100.0%	110.0%	$279.8	100.0%

March 31, 2017[3]:
First lien loans	$107.8	37.6%	37.8%	$106.8	42.6%
Second lien loans	47.2	16.5	16.6	46.9	18.7
Subordinated debt	12.5	4.3	4.4	12.4	4.9
Preferred equity	18.3	6.4	6.4	14.8	5.9
Common equity & warrants	37.7	13.1	13.2	8.8	3.6
I-45 SLF LLC[2]	63.4	22.1	22.2	60.8	24.3

	$286.9	100.0%	100.6%	$250.5	100.0%

[1]	Included in First lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of September 30, 2017 and March 31, 2017, the fair value of the first lien last out loans are $22.0 million and $21.8 million, respectively.
[2]	I-45 SLF LLC (“I-45 SLF”) is a joint venture between CSWC and Main Street Capital Corporation (“Main Street”). This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.
[3]	Presentation of March 31, 2017 disclosure is updated to conform to the current period presentation.

The following table shows the composition of the investment portfolio by industry, at fair value and cost (with corresponding percentage of total portfolio investments) as of September 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
September 30, 2017:
I-45 SLF LLC[1]	$67.4	20.9%	23.0%	$64.8	23.2%
Industrial Products	39.9	12.4	13.6	5.4	1.9
Business Services	28.5	8.9	9.7	28.0	10.0
Consumer Products and Retail	26.1	8.1	8.9	26.2	9.4
Media, Marketing, & Entertainment	23.5	7.3	8.0	21.4	7.6
Energy Services (Upstream)	16.0	5.0	5.5	14.0	5.0
Environmental Services	15.3	4.7	5.2	15.3	5.5
Distribution	12.7	4.0	4.3	12.6	4.5
Industrial Services	10.1	3.1	3.5	10.8	3.9
Consumer Services	10.1	3.1	3.5	10.0	3.6
Paper & Forest Products	9.9	3.1	3.4	9.8	3.5
Food, Agriculture & Beverage	9.8	3.0	3.4	9.6	3.4
Healthcare Services	9.4	2.9	3.2	9.2	3.3
Restaurants	8.4	2.6	2.9	8.4	3.0
Telecommunications	8.3	2.6	2.9	8.3	3.0
Financial Services	7.3	2.3	2.5	7.3	2.6
Gaming & Leisure	7.1	2.2	2.4	6.8	2.4
Software & IT Services	7.1	2.2	2.4	7.0	2.5
Healthcare Products	5.0	1.6	1.7	4.9	1.7

	$321.9	100.0%	110.0%	$279.8	100.0%

	Fair Value	Percentage of Total Portfolio	Percentage of Net Assets	Cost	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2017[2]:
I-45 SLF LLC[1]	$63.4	22.1%	22.2%	$60.8	24.3%
Industrial Products	44.7	15.6	15.7	12.3	4.9
Media, Marketing, & Entertainment	32.3	11.2	11.3	32.2	12.8
Distribution	20.9	7.3	7.3	20.8	8.3
Consumer Products & Retail	18.4	6.4	6.4	18.3	7.3
Business Services	14.0	4.9	4.9	12.8	5.1
Energy Services (Upstream)	12.7	4.4	4.5	14.0	5.6
Software & IT Services	12.0	4.2	4.2	11.8	4.7
Environmental Services	10.1	3.5	3.6	10.1	4.0
Food, Agriculture & Beverage	9.9	3.5	3.5	9.7	3.9
Paper & Forest Products	9.8	3.4	3.4	9.8	3.9
Gaming & Leisure	8.8	3.1	3.1	8.5	3.4
Telecommunications	8.7	3.0	3.0	8.4	3.4
Restaurants	8.4	2.9	2.9	8.4	3.4
Consumer Services	5.0	1.8	1.8	5.0	2.0
Healthcare Products	5.0	1.7	1.8	4.9	1.9
Financial Services	2.8	1.0	1.0	2.7	1.1

	$286.9	100.0%	100.6%	$250.5	100.0%

[1]	I-45 SLF is a joint venture between CSWC and Main Street. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies in I-45 SLF include multi-sector holdings, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.
[2]	Disclosure added to March 31, 2017 to provide comparable presentation to September 30, 2017.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at fair value and cost (with corresponding percentage of total portfolio investments), as of September 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
September 30, 2017:
Southwest	$79.2	24.6%	$42.1	15.1%
South	74.8	23.2	75.1	26.8
I-45 SLF LLC[1]	67.4	20.9	64.8	23.2
Northeast	48.5	15.1	46.2	16.5
West	30.5	9.5	30.4	10.8
Midwest	21.5	6.7	21.2	7.6

	$321.9	100.0%	$279.8	100.0%

March 31, 2017:
Southwest	$82.6	28.8%	$50.0	20.0%
I-45 SLF LLC[1]	63.4	22.1	60.8	24.3
Northeast	43.7	15.2	43.4	17.4
South	38.5	13.4	38.2	15.2
West	30.3	10.6	30.2	12.0
Midwest	28.4	9.9	27.9	11.1

	$286.9	100.0%	$250.4	100.0%

[1]	I-45 SLF is a joint venture between CSWC and Main Street. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

4. FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team. The process includes a monthly review of each investment by our executive officers and investment teams. Valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams. Each investment valuation is then subject to review by the executive officers and investment teams. In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. As required by ASC Topic 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis. We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC Topic 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of September 30, 2017 and March 31, 2017, 100% of the CSWC investment portfolio consisted of debt and equity instruments of privately held companies for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value of its investments (excluding investments for which fair value is measured at NAV) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC, with assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC Topic 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date excluding transaction costs. Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Waterfall Approach and Income Approach as described in detail below. For debt investments recently originated or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”). The Required Market Yield is calculated in a two-step process. First, using quarterly market data from our third-party valuation provider we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required

Market Yield for each of our investments. The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses. A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The table below presents the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at September 30, 2017 and March 31, 2017. The table is not intended to be all inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair value.

Type	Valuation Technique	Fair Value at September 30, 2017 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value Waterfall Approach	$67.1	EBITDA Multiple	4.4x - 9.4x	7.26x
			Weighted Average Cost of Capital	13.8% - 30.0%	18.9%
Debt Investments	Income Approach	164.0	Required Market Yield	7.8% - 14.5%	10.7%
			Third Party Broker Quote	96.8 - 101.0
	Market Approach	23.4	Recent Transaction

		187.4

Total Level 3 Investments		$254.5

Type	Valuation Technique	Fair Value at March 31, 2017 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value Waterfall Approach	$56.0	EBITDA Multiple	4.10x - 9.30x	7.80x
			Weighted Average Cost of Capital	14.1% - 27.8%	17.5%
Debt Investments	Income Approach	132.8	Required Market Yield	7.70% - 12.60%	10.8%
			Third Party Broker Quote	97.50 - 101.25
	Market Approach	34.8	Recent Transaction

		167.5

Total Level 3 Investments		$223.5

The following fair value hierarchy tables set forth our investment portfolio by level as of September 30, 2017 and March 31, 2017 (in millions):

		Fair Value Measurements at September 30, 2017 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$136.1	$—	$—	$136.1
Second lien loans	32.4	—	—	32.4
Subordinated debt	18.9	—	—	18.9
Preferred equity	22.3	—	—	22.3
Common equity & warrants	44.8	—	—	44.8
Investments measured at net asset value[1]	67.4	—	—	—

Total Investments	$321.9	$—	$—	$254.5

	Fair Value Measurements at March 31, 2017 Using
Asset Category[2]	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
First lien loans	$107.8	$—	$—	$107.8
Second lien loans	47.2	—	—	47.2
Subordinated debt	12.5	—	—	12.5
Preferred equity	18.3	—	—	18.3
Common equity & warrants	37.7	—	—	37.7
Investments measured at net asset value[1]	63.4	—	—	—

Total Investments	$286.9	$—	$—	$223.5

[1]	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities.
[2]	Presentation of March 31, 2017 disclosure updated to conform to current period presentation.

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value level to another. We recognize the transfer of financial instruments between levels at the end of each quarterly reporting period. During the three and six months ended September 30, 2017 and 2016, we had no transfers between levels.

The following tables provide a summary of changes in the fair value of investments measured using Level 3 inputs during the six months ended September 30, 2017 and 2016 (in millions):

	Fair Value 3/31/2017	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Earned	Divestitures	Fair Value at 9/30/2017
First lien loans	$107.8	$0.6	$45.6	$(17.9)	$—	$—	$136.1
Second lien loans	47.2	0.3	0.1	(15.2)	—	—	32.4
Subordinated debt	12.5	0.1	14.4	(8.1)	—	—	18.9
Preferred equity	18.3	3.4	0.5	—	0.1	—	22.3
Common equity & warrants	37.7	2.1	4.9	—	0.1	—	44.8

Total Investments	$223.5	$6.5	$65.5	$(41.2)	$0.2	$—	$254.5

	Fair Value 3/31/2016	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Earned	Divestitures	Fair Value at 9/30/2016
First lien loans	$39.5	$1.2	$52.7	$(7.1)	$—	$—	$86.3
Second lien loans	38.2	0.4	3.0	(5.1)	—	—	36.5
Subordinated debt	15.1	(0.2)	—	(0.1)	—	—	14.8
Preferred equity	13.2	1.3	—	—	—	—	14.5
Common equity & warrants	36.1	—	—	—	—	(0.4)	35.7

Total Investments	$142.1	$2.7	$55.7	$(12.3)	$—	$(0.4)	$187.8

[1]	Includes purchases of new investments, as well as discount accretion on existing investments.

The total net unrealized gains (excluding reversals) included in earnings that related to assets still held at the report date for the six months ended September 30, 2017 and 2016 were $6.0 million and $5.8 million, respectively.

5. CREDIT FACILITY

In August 2016, CSWC entered into a senior secured credit facility (the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100.0 million. The Credit Facility also contains an accordion feature that allows CSWC to increase the total commitments under the facility up to $150.0 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature. As of September 30, 2017, the Credit Facility includes total commitments of $115.0 million from a diversified group of six lenders and is scheduled to mature August 30, 2020.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC pays unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining a regulatory asset coverage of not less than 200.0%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90.0% of the borrowing base, maintaining a minimum liquidity of not less than 10.0% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100.0% of the equity interests in the Company’s wholly-owned subsidiaries. As of September 30, 2017, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At September 30, 2017, CSWC had $56.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $0.9 million and $1.6 million, respectively, for the three and six months ended September 30, 2017. For both the three and six months ended September 30, 2016, CSWC recognized interest expense of $0.1 million. The weighted average interest rate on the Credit Facility was 4.76% as of September 30, 2017. Average borrowings for the three and six months ended September 30, 2017 were $49.7 million and $37.4 million, respectively. As of September 30, 2017, CSWC was in compliance with all financial covenants under the Credit Facility.

6. INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the IRC and have a tax year end of December 31. In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the IRC, to our shareholders in a timely manner. Investment company income generally includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below. As part of maintaining RIC status, undistributed taxable income, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S. federal income tax return for the applicable fiscal year and (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

As of September 30, 2017, CSWC qualified to be taxed as a RIC. We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, the Company’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by the Company.

During the quarter ended September 30, 2017, CSWC declared quarterly dividends in the amount of $3.8 million, or $0.24 per share.

The determination of the tax attributes for CSWC’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, any determination made on an interim basis is forward-looking based on currently available facts, rules and assumptions and may not be representative of the actual tax attributes of distributions for a full year.

Ordinary dividend distributions from a RIC do not qualify for the 20.0% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the six months ended September 30, 2017 and 2016:

	Six Months Ended September 30,
Reconciliation of RIC Taxable Income[1]	2017	2016
Net increase in net assets from operations	$14,087	$9,616
Net change in unrealized appreciation on investments	(5,880)	(4,153)
Income/gain (expense/loss) recognized for tax on pass-through entities	1,852	(794)
Gain recognized for tax on dispositions	—	2,122
Net operating loss — management company and taxable subsidiary	468	961
Non-deductible tax expense	(31)	211
Other book/tax differences	—	(105)

Estimated taxable income before deductions for distributions	$10,496	$7,858

[1]	The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

A RIC may elect to retain its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax rate of 35% on the long-term capital gains for the benefit of its shareholders. Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares.

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual cash incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the qualified defined pension plan, restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of September 30, 2017, CSMC had a deferred tax asset of approximately $3.1 million, our valuation allowance was $1.3 million and our net deferred tax asset was $1.8 million. As of September 30, 2017, we believe that it is more likely than not that we will be able to utilize $1.8 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets. As of March 31, 2017, CSMC had a deferred tax asset of $2.0 million.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits, net of the valuation allowance, will be realized and they do not contain any uncertain tax positions.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. The income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations.

The income tax expense, or benefit, and the related tax assets and liabilities, generated by CSWC, CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the three months ended September 30, 2017, we recognized a net income tax expense of $0.1 million, principally consisting of a provision for current U.S. federal income taxes of $0.1 million, a $0.1 million accrual for excise tax on our estimated undistributed taxable income, and a $0.1 million benefit relating to the Taxable Subsidiary. For the six months ended September 30, 2017, we recognized a net income tax expense of $0.3 million, principally consisting of a provision for current U.S. federal income taxes of $0.3 million. For the three months ended September 30, 2016, we recognized a net income tax expense of $0.4 million, principally consisting of a provision for current U.S. federal income taxes of $0.3 million and $0.1 million relating to the Taxable Subsidiary. For the six months ended September 30, 2016, we recognized a net income tax expense of $1.0 million, principally consisting of a provision for current U.S. federal income taxes of $0.7 million and $0.2 million relating to the Taxable Subsidiary, and a $0.1 million accrual for excise tax on our estimated undistributed taxable income. Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2013 through December 31, 2016.

7. ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS ON INVESTMENTS

The Company may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and may designate the retained net capital gain as a “deemed distribution.” For the tax year ended December 31, 2016, the Company did not elect to designate retained net capital gains as deemed distributions. “Deemed distributions” are generally reclassified from accumulated undistributed net realized gains into additional capital after our tax year ends each December 31.

8. SPIN-OFF COMPENSATION PLAN

On August 28, 2014, our Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the plan, Joseph B. Armes, former CEO of the Company, Kelly Tacke, former CFO of the Company, and Bowen S. Diehl, former CIO and current CEO of the company, in aggregate, were eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of awards of 127,000 shares of restricted stock, which, prior to their vesting, have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Executive Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified option awards under the plan.

On September 8, 2015, the Board of Directors designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI as discussed above. Under the Employee Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC. The equity based awards vesting terms are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The total cash liabilities for three participants under the plan totaled $6.1 million, of which $2.1 million was fully vested as of December 29, 2015 and was subsequently paid out in January 2016. $1.4 million was fully vested as of December 29, 2016 and was subsequently paid out in January 2017. The remaining payment will be fully vested on December 29, 2017, subject to accelerated vesting as described above.

During the three and six months ended September 30, 2017, we recognized the cash component of spin-off compensation expense of $0.2 million and $0.3 million, respectively, which represented the cash component of spin-off compensation for our current employee. During the three and six months ended September 30, 2017, we also recorded $0.2 million and $0.3 million, respectively, directly to additional capital for the cash component of the spin-off compensation related to the employee who transferred to CSWI. During the three and six months ended September 30, 2016, we recognized the cash component of spin-off compensation expense of $0.2 million and $0.3 million, respectively, which represented the cash component of spin-off compensation for our current employee. During the three and six months ended September 30, 2016, we also recorded $0.2 million and $1.5 million, respectively, directly to additional capital for the cash component of the spin-off compensation related to the two employees who transferred to CSWI, of which $1.3 million was paid to Kelly Tacke upon her separation from CSWI.

9. EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Plan, our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meeting in August 2015, our shareholders approved an increase of an additional 450,000 shares to our 2010 Restricted Stock Award Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer. Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four- to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”). The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of CSWC. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-off Compensation Plan.

On August 22, 2017, we received an exemptive order from the SEC that allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Plan.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award comprised fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The following table summarizes the restricted stock available for issuance for the six months ended September 30, 2017:

Restricted stock available for issuance as of March 31, 2017	190,502
Additional restricted stock approved under the plan	—
Restricted stock granted during the six months ended September 30, 2017	(13,000)
Restricted stock forfeited during the six months ended September 30, 2017	5,000

Restricted stock available for issuance as of September 30, 2017	182,502

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the three months ended September 30, 2017 and 2016, we recognized total share based compensation expense of $0.4 million and $0.2 million, respectively, related to the restricted stock issued to our employees and officers. For the six months ended September 30, 2017 and 2016, we recognized total share based compensation expense of $0.7 million and $0.4 million, respectively, related to the restricted stock issued to our employees and officers.

As of September 30, 2017, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $3.1 million, which will be amortized over the weighted-average vesting period of approximately 2.7 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of September 30, 2017:

Restricted Stock Awards	Number of Shares	Weighted Average Fair Value Per Share at grant date	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2017	294,043	$14.99	3.1
Granted	13,000	16.69	—
Vested	(3,125)	13.94	—
Forfeited	(5,000)	14.48	—

Unvested at September 30, 2017	298,918	$15.00	2.7

Stock Options

On July 20, 2009, shareholders approved the 2009 Plan, which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to 560,000 shares. All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”). The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board of Directors designated the Share Distribution a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of such participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on December 29, 2015, a third vested on December 29, 2016 and the remaining options will vest on December 29, 2017, subject to accelerated vesting as described above.

On August 22, 2017, we received an exemptive order from the SEC that allows us to withhold shares of our common stock to satisfy the exercise of options to purchase shares of our common stock granted pursuant to the 2009 Plan.

At September 30, 2017, there are options to acquire 206,364 shares of common stock outstanding. The Compensation Committee does not intend to grant additional options under the 2009 Plan or request shareholders’ approval of additional stock options to be added under the 2009 Plan.

We previously granted stock options under our 1999 Stock Option Plan (the “1999 Plan”), as approved by shareholders on July 19, 1999. The 1999 Plan expired on April 19, 2009. Options previously granted under our 1999 Plan and outstanding on July 20, 1999 continue in effect and are governed by the provisions of the 1999 Plan. All options granted under the 1999 Plan were granted at market price on the date of grant, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five to ten annual installments. At September 30, 2017, there are no options to acquire shares of common stock outstanding under the 1999 Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the September 30, 2015. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have an impact on compensation expense for the three and six months ended September 30, 2017.

The following table summarizes activity in the 2009 Plan and the 1999 Plan as of September 30, 2017, including adjustments in connection with the Share Distribution:

	Number of Shares	Weighted Average Exercise Price
2009 Plan
Balance at March 31, 2016	362,513	$11.21	*
Granted	—	—
Exercised	(131,252)	11.48
Canceled/Forfeited	(24,897)	10.56

Balance at March 31, 2017	206,364	11.12
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—

Balance at September 30, 2017	206,364	$11.12

September 30, 2017	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding	6.0 years	$1,240,529
Exercisable	5.6 years	$813,587

*	Certain adjustments were made to the exercise price and number of shares of Capital Southwest awards using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution with the intention of preserving the economic value of the awards immediately prior to the distribution for all Capital Southwest employees.

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. Accordingly, for both the three months ended September 30, 2017 and 2016, we recognized stock option compensation expense of $48.0 thousand related to the stock options held by our employees and officers. For both the six months ended September 30, 2017 and 2016, we recognized stock option compensation expense of $0.1 million related to the stock options held by our employees and officers.

As of September 30, 2017, the total remaining unrecognized compensation cost related to non-vested stock options was $0.1 million, which will be amortized over the weighted-average vesting period of approximately 1.3 years. During the quarter ended September 30, 2017, we recognized stock-based compensation expense for awards that are held by our employees.

At September 30, 2017, the range of exercise prices was $7.55 to $11.66 and the weighted-average remaining contractual term of outstanding options was 6.0 years. The total number of shares of common stock exercisable under both the 2009 Plan and the 1999 Plan at September 30, 2017 was 131,117 shares with a weighted-average exercise price of $10.92. During the quarter ended September 30, 2017, 5,976 options became exercisable and no options were exercised. During the quarter ended September 30, 2016, 5,975 options became exercisble and no options were exercised.

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in NAV per share of $36.74 (NAV at December 31, 2011) to provide deferred compensation to certain key employees. Under the individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the NAV per share minus the baseline NAV per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award was determined based upon the NAV of CSWC as of June 30, 2015. The remaining terms of each individual cash incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently 48,000 individual cash incentive awards outstanding as of September 30, 2017 and the liability for individual cash incentive awards was $0.3 million at September 30, 2017. As of September 30, 2017, there is no remaining unrecognized compensation expense related to individual cash incentive awards.

There were no individual cash incentive awards vested or granted during the six months ended September 30, 2017.

Individual Cash Incentive Awards	Number of Shares	Weighted Average Grant Price Per Share	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2017	48,000	$47.03	1.6
Granted	—	—	—
Vested	—	—	—
Forfeited or expired	—	—	—

Unvested at September 30, 2017	48,000	$47.03	1.1

10. OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015. All full-time employees are eligible to participate in the 401K Plan. The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. During the quarter ended September 30, 2017, we made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During the three months ended September 30, 2017 and 2016, we made matching contributions of approximately $25.7 thousand and $21.3 thousand, respectively. During the six months ended September 30, 2017 and 2016, we made matching contributions of approximately $78.3 thousand and $68.7 thousand, respectively.

11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

The balances of unused commitments to extend financing as of September 30, 2017 and March 31, 2017 were as follows:

Portfolio Company	Investment Type	September 30, 2017	March 31, 2017
I-45 SLF LLC	Equity Investment	$3,200,000	$7,200,000
Zenfolio Inc.	Delayed Draw Term Loan	2,500,000	—
Zenfolio Inc.	Revolving Loan	2,000,000	—

Total unused commitments to extend financing		$7,700,000	$7,200,000

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. To our knowledge, we have no currently pending material legal proceedings to which we are party or to which any of our assets is subject.

12. RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During both the three months ended September 30, 2017 and 2016, we received management and other fees from certain of our portfolio companies totaling $0.1 million, which were recognized as Fees and other income on the Consolidated Statements of Operations. During both the six months ended September 30, 2017 and 2016, we received management and other fees from certain of our portfolio companies totaling $0.2 million, which were recognized as Fees and other income on the Consolidated Statements of Operations. Additionally, as of September 30, 2017 and March 31, 2017, we had dividends receivable from I-45 SLF of $2.2 million and $2.1 million, respectively, which were included in dividends and interest receivables on the Consolidated Statements of Assets and Liabilities.

13. SUBSEQUENT EVENTS

On October 2, 2017, CSWC paid quarterly dividends declared on August 30, 2017 in the amount of $3.8 million, or $0.24 per share.

14. SUMMARY OF PER SHARE INFORMATION

The following presents a summary of per share data for the three and six months ended September 30, 2017 and 2016 (share amounts presented in thousands).

	Three Months Ended September 30,		Six Months Ended September 30,
Per Share Data:	2017	2016	2017	2016
Investment income[1]	$0.53	$0.30	$1.01	$0.56
Operating expenses[1]	(0.27)	(0.18)	(0.53)	(0.39)
Income taxes[1]	(0.01)	(0.03)	(0.02)	(0.06)

Net investment income[1]	0.25	0.09	0.46	0.11
Net realized gain[1]	0.01	0.22	0.05	0.24
Net change in unrealized appreciation of investments[1]	0.28	0.13	0.37	0.27

Total increase from investment operations	0.54	0.44	0.88	0.62

Dividends to shareholders	(0.24)	(0.11)	(0.45)	(0.17)
Spin-off Compensation Plan distribution, net of tax	(0.01)	0.01	(0.02)	(0.08)
Forfeiture (issuance) of restricted stock[2]	(0.01)	—	(0.01)	—
Share based compensation expense	0.03	0.01	0.05	0.03
Other[3]	(0.01)	—	0.01	—

Increase in net asset value	0.30	0.35	0.46	0.40
Net asset value
Beginning of period	17.96	17.39	17.80	17.34

End of period	$18.26	$17.74	$18.26	$17.74

Ratios and Supplemental Data
Ratio of operating expenses, excluding interest expense, to average net assets[4]	1.22%	1.08%	2.40%	2.26%
Ratio of net investment income to average net assets[4]	1.36%	0.50%	2.56%	0.63%
Portfolio turnover	4.88%	0.49%	12.06%	5.74%
Total investment return[4,5]	8.02%	8.34%	4.04%	7.23%
Total return based on change in NAV[4,6]	3.01%	2.65%	5.11%	3.29%

Weighted-average common shares outstanding	16,010	15,726	16,010	15,728
Weighted-average fully diluted shares outstanding	16,078	15,806	16,075	15,802
Common shares outstanding at end of period	16,019	15,726	16,019	15,726

[1]	Based on weighted average of common shares outstanding for the period.
[2]	Reflects impact of the different share amounts as a result of issuance or forfeiture of restricted stock during the period.
[3]	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.
[4]	Not annualized.
[5]	Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.
[6]	Total return based on change in NAV was calculated using the sum of ending NAV plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning NAV, and has not been annualized.

15. SIGNIFICANT SUBSIDIARIES

Media Recovery, Inc.

Media Recovery, Inc. (MRI), through its subsidiary, ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

At September 30, 2017, the value of Media Recovery, Inc. represented 10.8% of our total assets. Below is certain selected key financial data from its Balance Sheet at September 30, 2017 and March 31, 2017 and Income Statement for the three and six months ended September 30, 2017 and 2016 (amounts in thousands).

	September 30, 2017	March 31, 2017
Current Assets	$9,235	$9,935
Non-Current Assets	24,827	23,173
Current Liabilities	3,176	2,083
Non-Current Liabilities	$2,755	$2,396

	Three months ended		Six months ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Revenue	$6,247	$4,591	$11,242	$9,825
Income (loss) from continuing operations	628	(541)	920	268
Net income	628	(541)	920	268

TitanLiner, Inc.

TitanLiner, Inc. engages in the manufacture, installation and rental of spill containment systems for oilfield applications.

At September 30, 2017, the value of TitanLiner, Inc. represented 3.1% of our total assets. Below is certain selected key financial data from its Balance Sheet at September 30, 2017 and March 31, 2017 and Income Statement for the three and six months ended September 30, 2017 and 2016 (amounts in thousands).

	September 30, 2017	March 31, 2017
Current Assets	$7,057	$5,712
Non-Current Assets	3,154	2,276
Current Liabilities	2,232	1,709
Non-Current Liabilities	$1,380	$1,638

	Three months ended		Six months ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Revenue	$4,029	$1,828	$8,237	$4,118
Income (loss) from continuing operations	831	(184)	1,533	(115)
Net income	831	(184)	1,533	(115)

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street to form I-45 SLF. I-45 SLF began investing in syndicated senior secured loans in the upper middle market during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF totaled $85.0 million, consisting of $68.0 million from us and $17.0 million from Main Street. Approximately $81.0 million was funded as of September 30, 2017, relating to these commitments, of which $64.8 million was from CSWC. As of September 30, 2017, CSWC has unfunded equity commitments outstanding of $3.2 million. We own 80.0% of I-45 SLF and have a profits interest of 75.6%, while Main Street owns 20.0% and has a profits interest of 24.4%. I-45 SLF’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street.

As of September 30, 2017, I-45 SLF had total assets of $240.0 million. I-45 SLF currently has approximately $223.8 million of credit investments at fair value as of September 30, 2017. The portfolio companies in I-45 SLF are in industries similar to those in which we may invest directly. As of September 30, 2017, approximately $13.5 million were unsettled trades. During the three months ended September 30, 2017, I-45 SLF declared a total dividend of $2.9 million of which $2.2 million was paid to CSWC in October 2017.

Additionally, I-45 SLF closed on a $75.0 million 5-year senior secured credit facility (the “I-45 credit facility”) in November 2015. This facility includes an accordion feature which will allow I-45 SLF to achieve leverage of approximately 2x debt-to-equity. Borrowings under the facility are secured by all of the assets of I-45 SLF and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2017, I-45 SLF increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the I-45 credit facility was amended to extend the maturity to July 2022. Additionally, borrowings bear interest at a rate equal to LIBOR plus 2.4% per annum. Under the I-45 credit facility, $139.0 million has been drawn as of September 30, 2017.

Below is a summary of I-45 SLF’s portfolio, followed by a listing of the individual loans in I-45 SLF’s portfolio as of September 30, 2017 and March 31, 2017:

I-45 SLF LLC Loan Portfolio as of September 30, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
				L+6.75%
AAC Holdings	Healthcare services	First Lien	6/30/2023	(Floor 1.00%)	$7,651,875	$7,481,678	$7,651,875
Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	4,562,500	4,477,481	4,562,500
				L+6.50%
American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	(Floor 1.00%)	2,850,000	2,816,842	2,835,750
				L+6.50%
American Teleconferencing	Telecommunications	First Lien	12/8/2021	(Floor 1.00%)	5,560,608	5,153,997	5,379,889
				L+9.50%
		Second Lien	6/6/2022	(Floor 1.00%)	1,708,571	1,647,900	1,696,825
				L+6.50%
Ansira Partners	Business services	First Lien	12/20/2022	(Floor 1.00%)	4,469,751	4,175,589	4,183,112
				L+7.25%
Array Technologies	Technology products & components	First Lien	6/22/2021	(Floor 1.00%)	3,807,227	3,744,499	3,797,709
				L+6.00%
ATX Networks Corp.	Technology products & components	First Lien	6/11/2021	(Floor 1.00%)	4,874,687	4,833,532	4,825,940
				L+5.00%
Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	(Floor 1.00%)	4,950,000	4,907,818	4,974,750
				L+6.00%
California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	(Floor 1.00%)	6,934,962	6,894,479	6,888,741
				L+6.00%
CMN.com (Higher Education)	Consumer services	First Lien	11/3/2021	(Floor 1.00%)	6,825,000	6,713,318	6,825,000
				L+6.50%
Digital River	Software & IT services	First Lien	2/12/2021	(Floor 1.00%)	7,015,452	6,991,760	7,050,529
				L+10.00%
Digital Room	Paper & forest products	Second Lien	5/21/2023	(Floor 1.00%)	4,000,000	3,930,332	3,980,000
				L+4.25%
Highline Aftermarket	Automobile	First Lien	3/17/2024	(Floor 1.00%)	2,871,595	2,858,248	2,900,311
				L+6.00%
Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	(Floor 1.00%)	2,644,737	2,639,555	2,624,901

I-45 SLF LLC Loan Portfolio as of September 30, 2017 (continued)

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
				L+6.00%
iEnergizer	Business services	First Lien	5/1/2019	(Floor 1.25%)	5,797,170	5,563,050	5,782,678
				L+8.75%
Imagine! Print Solutions	Media, marketing & entertainment	Second Lien	6/21/2023	(Floor 1.00%)	3,000,000	2,956,799	2,970,000
				L+5.00%
InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	(Floor 1.00%)	2,985,000	2,957,395	2,921,569
				L+5.75%
Integro Parent Inc.	Business services	First Lien	10/31/2022	(Floor 1.00%)	4,913,923	4,779,886	4,901,639
				L+6.00%
iPayment, Inc.	Financial services	First Lien	4/11/2023	(Floor 1.00%)	5,000,000	4,953,502	5,062,500
				L+6.00%
KeyPoint Government Solutions	Business services	First Lien	4/18/2024	(Floor 1.00%)	4,875,000	4,829,433	4,829,433
				L+5.50%
LifeMiles	Consumer services	First Lien	8/18/2022	(Floor 1.00%)	2,500,000	2,475,332	2,525,000
				L+5.75%
Logix Communications	Telecommunications	First Lien	8/9/2024	(Floor 1.00%)	4,729,730	4,682,432	4,771,115
				L+6.00%
LSF9 Atlantis Holdings	Telecommunications	First Lien	5/1/2023	(Floor 1.00%)	6,956,250	6,891,069	6,998,266
				L+7.00%
Lulu’s Fashion Lounge	Consumer products & retail	First Lien	8/23/2022	(Floor 1.00%)	4,545,454	4,410,691	4,410,691
				L+5.25%
MHVC Acquisition	Aerospace & defense	First Lien	4/29/2024	(Floor 1.00%)	5,985,000	5,956,790	6,052,331
				L+5.50%
Nielsen and Bainbridge	Wholesale	First Lien	4/26/2024	(Floor 1.00%)	3,000,000	2,943,617	2,985,000
				L+6.25%
New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	(Floor 1.00%)	7,864,532	7,842,054	7,876,840
				L+5.50%
PetValu	Consumer products & retail	First Lien	7/5/2022	(Floor 1.00%)	4,950,000	4,910,627	4,950,000
				L+5.25%
Polycom	Telecommunications	First Lien	9/27/2023	(Floor 1.00%)	6,022,333	6,022,333	6,111,163
				L+5.25%
Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	(Floor 1.25%)	4,253,522	4,250,823	4,292,059

I-45 SLF LLC Loan Portfolio as of September 30, 2017 (continued)

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
				L+9.00%
		Second Lien	7/1/2020	(Floor 1.25%)	405,000	397,143	408,291
				L+6.50%
PT Network	Healthcare products	First Lien	11/30/2021	(Floor 1.00%)	4,972,917	3,870,886	3,912,222
				L+7.50%
Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	(Floor 1.00%)	4,900,000	4,781,800	4,949,000
				L+7.50%
Sigma Electric	Industrial products	First Lien	10/13/2021	(Floor 1.00%)	4,975,000	4,874,669	4,975,000
				L+6.50%
SRP Companies	Consumer services	First Lien	9/8/2023	(Floor 1.00%)	5,946,868	5,895,838	5,946,868
				L+8.50%
Teleguam Holdings	Telecommunications	Second Lien	4/12/2024	(Floor 1.00%)	2,000,000	1,960,957	2,020,000
				L+6.25%
Terra Millennium	Industrial products	First Lien	10/31/2022	(Floor 1.00%)	6,868,750	6,807,706	6,903,094
				L+5.50%
TestEquity	Capital equipment	First Lien	4/28/2022	(Floor 1.00%)	4,977,625	4,931,437	4,931,437
				L+5.00%
Time Manufacturing	Capital equipment	First Lien	2/3/2023	(Floor 1.00%)	4,972,506	4,929,391	4,941,428
				L+6.75%
Traeger Grills	Durable consumer goods	First Lien	9/25/2024	(Floor 1.00%)	4,000,000	3,417,627	3,473,813
				L+8.50%
		Second Lien	9/25/2025	(Floor 1.00%)	2,500,000	2,462,500	2,512,500
				L+6.00%
Turning Point Brands	Consumer products & retail	First Lien	5/17/2022	(Floor 1.00%)	4,975,000	4,929,677	4,962,563
				L+6.00%
Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	(Floor 1.00%)	2,443,269	2,401,613	2,449,377
				L+8.50%
UniTek Global Services	Telecommunications	First Lien	1/13/2019	(Floor 1.00%)	4,584,809	4,584,809	4,584,809
				L+6.00%
US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	(Floor 1.00%)	4,482,308	4,439,693	4,448,690
				L+5.00%
US Telepacific	Telecommunications	First Lien	5/2/2023	(Floor 1.00%)	6,982,500	6,902,236	6,818,411

I-45 SLF LLC Loan Portfolio as of September 30, 2017 (continued)

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
				L+6.00%
VIP Cinema	Hotel, gaming & leisure	First Lien	3/1/2023	(Floor 1.00%)	4,875,000	4,852,935	4,926,797
				L+6.00%
Wirepath	Durable consumer goods	First Lien	8/5/2024	(Floor 1.00%)	3,000,000	2,985,271	3,024,375

Total Investments						$221,119,049	$223,806,791

[1]	Represents the interest rate as of September 30, 2017. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at September 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
[2]	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

I-45 SLF LLC Loan Portfolio as of March 31, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	$4,687,500	$4,585,980	4,640,625
American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,925,000	2,887,177	2,910,375
American Teleconferencing	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	5,711,302	5,243,687	5,700,451
		Second Lien	6/6/2022	L+9.50% (Floor 1.00%)	1,708,571	1,643,620	1,674,400
Ansira Partners	Business services	First Lien	12/31/2022	L+6.50% (Floor 1.00%)	3,921,777	3,884,092	3,893,523
Array Technologies	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	4,325,000	4,542,126	4,613,437
ATX Networks Corp.	Technology products & components	First Lien	6/12/2021	L+6.00% (Floor 1.00%)	4,924,812	4,877,593	4,875,564
Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,975,000	4,928,997	4,975,000
California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,969,987	6,925,133	6,971,381
CMN.com (Higher Education)	Consumer services	First Lien	10/15/2021	L+6.00% (Floor 1.00%)	6,912,500	6,785,531	6,785,531
Contextmedia	Media, marketing & entertainment	First Lien	12/31/2021	L+6.50% (Floor 1.00%)	1,975,000	1,787,489	1,975,000
Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	7,015,452	6,988,236	7,050,529
Digital Room	Paper & forest products	Second Lien	5/28/2023	L+10.00% (Floor 1.00%)	4,000,000	3,924,128	3,924,128
Highline Aftermarket	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	3,000,000	2,985,000	3,033,900
Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	L+6.00% (Floor 1.00%)	2,703,947	2,697,208	2,514,671
ICSH, Inc.	Containers & packaging	First Lien	12/31/2018	L+5.75% (Floor 1.00%)	6,698,007	6,670,865	6,685,051
iEnergizer	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,567,046	6,217,720	6,542,748

I-45 SLF LLC Loan Portfolio as of March 31, 2017 (continued)

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
IG Investments Holdings	Business services	First Lien	10/31/2021	L+5.00% (Floor 1.00%)	2,480,470	2,469,439	2,507,856
Imagine! Print Solutions	Media, marketing & entertainment	First Lien	3/30/2022	L+6.00% (Floor 1.00%)	3,565,489	3,526,760	3,610,057
InfoGroup Inc.	Software & IT services	First Lien	5/28/2018	L+5.50% (Floor 1.50%)	5,913,550	5,813,451	5,907,637
		First Lien	4/3/2023	L+5.00% (Floor 1.50%)	3,000,000	2,970,000	2,970,000
Integro Parent Inc.	Business services	First Lien	11/2/2022	L+5.75% (Floor 1.00%)	4,938,924	4,790,756	4,963,618
iPayment, Inc.	Financial services	First Lien	5/8/2017	L+5.25% (Floor 1.50%)	6,964,029	6,947,920	6,929,209
LTI Holdings, Inc.	Industrial products	First Lien	4/17/2022	L+4.25% (Floor 1.00%)	1,974,874	1,780,886	1,974,874
Mood Media Corporation	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.00%)	4,503,289	4,427,043	4,483,024
MWI Holdings	Industrial products	First Lien	6/29/2020	L+5.50% (Floor 1.00%)	4,962,500	4,921,442	5,006,170
New Media Holdings II LLC	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	6,901,894	6,886,200	6,867,385
Northstar Travel	Media, marketing & entertainment	First Lien	6/7/2022	L+6.25% (Floor 1.00%)	4,090,625	4,036,655	4,070,172
PetValu	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,975,000	4,931,261	4,987,438
Pike Corp.	Utilities	Second Lien	8/30/2024	L+8.00% (Floor 1.00%)	1,000,000	990,000	1,017,500
Polycom	Telecommunications	First Lien	9/27/2023	L+6.50% (Floor 1.00%)	6,445,833	6,445,833	6,547,678
Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,474,279	4,470,626	4,507,836
		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	395,663	407,349

I-45 SLF LLC Loan Portfolio as of March 31, 2017 (continued)

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
PT Network	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	3,930,277	3,883,735	3,883,735
Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	L+7.50% (Floor 1.00%)	6,125,000	5,958,692	6,132,963
Safe Guard	Automobile	First Lien	3/31/2024	L+5.00% (Floor 1.00%)	3,250,000	3,152,500	3,225,625
Sigma Electric	Industrial products	First Lien	8/31/2021	L+7.50% (Floor 1.00%)	5,000,000	4,886,637	4,886,637
SRP Companies	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	5,152,273	5,106,492	5,132,212
TaxACT	Financial services	First Lien	12/31/2022	L+6.00% (Floor 1.00%)	1,269,915	1,238,463	1,269,915
Terra Millennium	Industrial products	First Lien	11/23/2022	L+6.25% (Floor 1.00%)	6,956,250	6,889,423	6,956,250
Time Manufacturing	Capital Equipment	First Lien	2/10/2022	L+5.00% (Floor 1.00%)	3,000,000	2,985,343	2,985,343
Turning Point Brands	Retail	First Lien	12/31/2021	L+6.00% (Floor 1.00%)	5,000,000	4,950,846	4,950,846
Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	L+6.00% (Floor 1.00%)	2,506,731	2,459,763	2,525,531
US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,791,601	4,737,062	4,767,643
VIP Cinema	Hotel, gaming & leisure	First Lien	3/31/2023	L+6.00% (Floor 1.00%)	5,000,000	4,975,275	5,059,500
Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,137,090	1,135,097	1,139,478
		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,789,474	1,756,683	1,802,895

Total Investments						$197,494,528	$200,242,690

[1]

Represents the interest rate as of March 31, 2017. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly,

I-45 SLF LLC Loan Portfolio as of March 31, 2017 (continued)

quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
[2]	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

Below is certain summarized financial information for I-45 SLF LLC as of September 30, 2017 and for the three and six months ended September 30, 2017 (amounts in thousands):

	September 30, 2017	March 31, 2017
Selected Balance Sheet Information:
Investments, at fair value (cost $221,119 and $197,494)	$223,807	$200,243
Cash and cash equivalents	12,054	12,093
Due from broker	1,029	1,732
Deferred financing costs and other assets	2,357	1,659
Interest receivable	802	474

Total assets	$240,049	$216,201

Senior credit facility payable	$139,000	$122,000
Payable for unsettled transactions	13,497	11,795
Other liabilities	3,125	2,988

Total liabilities	$155,622	$136,783
Members’ equity	84,427	79,418

Total liabilities and net assets	$240,049	$216,201

	Three Months Ended		Six Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Selected Statement of Operations Information:
Total revenues	$4,349	$2,776	$8,300	$4,934
Total expenses	(1,643)	(967)	(3,195)	(1,721)

Net investment income	2,706	1,809	5,105	3,213
Net unrealized appreciation	(281)	1,589	(60)	2,397
Net realized gains	324	172	938	360

Net increase in members’ equity resulting from operations	$2,749	$3,570	$5,983	$5,970

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

Consolidated Schedule of Investments in and Advances to Affiliates (Unaudited)

Six Months Ended September 30, 2017

(amounts in thousands)

Portfolio Company	Type of Investment(1)	Amount of Interest or Dividends Credited in Income(2)	Fair Value at March 31, 2017	Amount of Realized Gain/ (Loss)	Amount of Unrealized Gain/ (Loss)	Gross Additions(3)	Fair Value at September 30, 2017
Control Investments
I-45 SLF LLC	80% LLC equity interest	$4,516	$63,395	$—	$6	$4,000	$67,401
Media Recovery, Inc.	800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	222	5,590	—	299	—	5,889
	4,000,002 shares common stock	1,283	32,249	—	1,720	—	33,969
TitanLiner	1,189,609 shares Series B convertible preferred stock (6% PIK)	82	2,777	—	2,167	82	5,026
	702,475 shares Series A convertible preferred stock	—	—	—	6,303	—	6,303

Total Control Investments		$6,103	$104,011	$—	$10,495	$4,082	$118,588
Affiliate Investments
Chandler Signs, LP	Senior subordinated debt (12.00% cash)	281	4,478	—	(52)	6	4,432
	1,500,000 units of Class A-1 common stock	—	2,661	—	(602)	—	2,059

Total Affiliate Investments		$281	$7,139	$—	$(654)	$6	$6,491

Total Control & Affiliate Investments		$6,384	$111,150	$—	$9,841	$4,088	$125,079

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK interest, and accretion of OID. Gross additions also include movement of an existing portfolio company into this category and out of a different category.

Dallas Office
8343 Douglas Avenue
Suite 400
Dallas, Texas 75225
214.393.9300 Main
whitleypenn.com

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Media Recovery, Inc., dba SpotSee Holdings

We have audited the accompanying consolidated financial statements of Media Recovery, Inc., dba SpotSee Holdings (the “Company”) which comprise the consolidated balance sheets as of September 30, 2017 and 2016, and the related consolidated statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the years ended September 30, 2017, 2016, and 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Austin	Dallas	Fort Worth	Houston

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2017 and 2016, and the results of their operations and their cash flows for the years ended September 30, 2017, 2016, and 2015 in conformity with GAAP.

Dallas, Texas

December 7, 2017

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED BALANCE SHEETS

	September 30,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$1,787,490	$4,125,854
Accounts receivable—trade, net of allowance for doubtful accounts of $24,980 in 2017 and $28,298 in 2016	4,500,902	2,786,063
Accounts receivable, other	227,598	141,542
Inventories, net of allowance of $200,731 in 2017 and $193,627 in 2016	2,682,719	3,144,056
Prepaid expenses and other	153,787	126,502

Total current assets	9,352,496	10,324,017

Property and equipment, net	4,671,439	4,076,658

Other assets	45,753	43,202
Intangible asset, net	691,592	—
Goodwill	19,403,349	19,403,349

Total assets	$34,164,629	$33,847,226

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,359,509	$934,674
Accrued liabilities	1,452,301	1,017,384
Income taxes payable	613,195	513,492

Total current liabilities	3,425,005	2,465,550

Long-term liabilities:
Non-current deferred income taxes	2,520,144	2,094,755
Long-term accrued liabilities	70,798	97,334

Total liabilities	6,015,947	4,657,639

Commitments and contingencies

Mandatorily redeemable preferred stock, $0.001 par value, $1 liquidating preference, 10,000,000 shares authorized, 5,850,000 shares issued and 800,000 shares outstanding	800,000	800,000

Stockholders’ equity:

Common stock, $0.001 par value, 20,000,000 shares authorized, 5,539,002 shares issued and 4,102,002 shares outstanding	5,539	5,539
Treasury common stock, 1,437,000 shares in 2017 and 2016, at cost	(13,712,275)	(13,712,275)
Additional paid-in capital	6,057,411	5,908,389
Other comprehensive income	7,063	966
Retained earnings	34,990,944	36,186,968

Total stockholders’ equity	27,348,682	28,389,587

Total liabilities and stockholders’ equity	$34,164,629	$33,847,226

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Year Ended September 30,
	2017	2016	2015
Net sales	$20,988,000	$20,423,432	$21,125,532
Cost of sales	9,522,146	9,811,630	11,228,220

Gross profit	11,465,854	10,611,802	9,897,312

General and administrative expenses	8,083,782	7,883,368	9,392,459
(Gain) loss on disposal of property and equipment	(838)	—	315,182

Income from continuing operations	3,382,910	2,728,434	189,671

Interest expense	—	—	(11,351)
Other income (expense)	(3,937)	17,530	419,818

Income from continuing operations before income taxes	3,378,973	2,745,964	598,138
Income tax expense	1,608,783	1,344,602	527,123

Income from continuing operations	1,770,190	1,401,362	71,015

Discontinued operations
Loss on sale of discontinued operations, net of tax benefit	—	—	(119,310)

Loss from discontinued operations	—	—	(119,310)

Net income (loss)	$1,770,190	$1,401,362	$(48,295)

Other comprehensive income (loss)
Gain (loss) on cumulative translation adjustment	6,097	(1,104)	2,070

Comprehensive income (loss)	$1,776,287	$1,400,258	$(46,225)

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years Ended September 30, 2017, 2016 and 2015

	Common Stock	Treasury Stock	Additional Paid-in Capital	Retained Earnings	Other Comprehensive Income (Loss)	Total
Balance at September 30, 2014	$5,539	$(13,712,275)	$5,795,457	$38,149,911	$—	$30,238,632
Cumulative translation adjustment	—	—	—	—	2,070	2,070
Net loss	—	—	—	(48,295)	—	(48,295)

Balance at September 30, 2015	5,539	(13,712,275)	5,795,457	38,101,616	2,070	30,192,407
Cumulative translation adjustment	—	—	—	—	(1,104)	(1,104)
Stock compensation expense	—	—	112,932	—	—	112,932
Dividends	—	—	—	(3,316,010)	—	(3,316,010)
Net income	—	—	—	1,401,362	—	1,401,362

Balance at September 30, 2016	5,539	(13,712,275)	5,908,389	36,186,968	966	28,389,587
Cumulative translation adjustment	—	—	—	—	6,097	6,097
Stock compensation expense	—	—	149,022	—	—	149,022
Dividends	—	—	—	(2,966,214)	—	(2,966,214)
Net income	—	—	—	1,770,190	—	1,770,190

Balance at September 30, 2017	$5,539	$(13,712,275)	$6,057,411	$34,990,944	$7,063	$27,348,682

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2017	2016	2015
Operating Activities
Net income (loss)	$1,770,190	$1,401,362	$(48,295)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	590,182	621,080	559,094
Amortization	91,342	—	—
Deferred income taxes	425,389	465,192	1,048,056
Reserve for inventory obsolescence	7,104	—	619,000
Stock based compensation (forfeiture)	149,022	112,932	(441,258)
(Gain) loss on sales or disposals of property and equipment	(838)	—	315,182
Changes in operating assets and liabilities:
Accounts receivable, trade	(1,640,236)	(100,546)	759,302
Accounts receivable, other	(86,056)	1,529,541	5,192,990
Inventories	454,233	(658,717)	600,594
Prepaid expenses and other	(26,874)	(52,115)	262,583
Prepaid income taxes and income taxes payable	99,703	1,391,747	(44,180)
Other assets	(2,551)	12,250	58,031
Accounts payable	359,335	155,655	(176,946)
Accrued liabilities	381,792	(621,316)	(1,410,550)

Net cash provided by operating activities	2,571,737	4,257,065	7,293,603
Investing Activities
Purchase of intangible asset	(765,859)	—	—
Proceeds from sales of property and equipment	40,126	—	—
Purchases of property and equipment	(1,224,251)	(455,238)	(978,089)

Net cash used in investing activities	(1,949,984)	(455,238)	(978,089)
Financing Activities
Payment of dividends	(2,966,214)	(3,316,010)	—
Payments on line of credit	—	—	(2,754,794)

Net cash used in financing activities	(2,966,214)	(3,316,010)	(2,754,794)
Effect of exchange rate changes on cash	6,097	(1,104)	2,070

Net (decrease) increase in cash and cash equivalents	(2,338,364)	484,713	3,562,790
Cash and cash equivalents at beginning of year	4,125,854	3,641,141	78,351

Cash and cash equivalents at end of year	$1,787,490	$4,125,854	$3,641,141

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$—	$—	$28,042

Cash paid during the year for income taxes	$483,773	$133,080	$293,181

See accompanying notes to consolidated financial statements.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2017 and 2016

and for the Years ended September 30, 2017, 2016 and 2015

A. Nature of Business

Media Recovery, Inc., dba SpotSee Holdings, (the “Company”) is a manufacturing and distribution company that manufactures shipping and handling monitors and recorders, which measure impact, temperature, and tilt of products during shipment and equipment monitors, used primarily to measure impact and other safety factors. The Company has two manufacturing facilities located in Graham, Texas and Chihuahua, Mexico. A sales and distribution office is located in Loenen, Netherlands and a sales office is located in Shanghai, China. The Company’s corporate offices are located in Dallas, Texas.

B. Summary of Significant Accounting Policies

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries ShockWatch, Inc. dba SpotSee; MRI DPC; DataSpan, Inc.; Shocklog Holdings Limited; ShockWatch Europe, B.V.; Mexico SW Production, S.A. DE C.V.; ShockWatch, Inc. Shanghai Representative Office; ShockLog, Ltd; and Diffrenet Ltd. All significant intercompany accounts and transactions have been eliminated in consolidation. MRI DPC and DataSpan were sold during 2014 and are classified as discontinued operations in the accompanying consolidated financial statements, see Note M.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Foreign Currency Translation

All assets and liabilities in the balance sheet of foreign subsidiaries whose functional currency is other than the U.S. dollar are translated at year-end exchange rates. All revenues and expenses in the statement of operations, of these foreign subsidiaries, are translated at average exchange rates for the year. Translation gains and losses are not included in determining net income but are shown in other comprehensive income on the consolidated balance sheets. Foreign currency transaction gains and losses are included in determining net income.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies — continued

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At September 30, 2017 and 2016, the Company had no such investments. The Company maintains deposits primarily in two financial institutions, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Accounts Receivable

Accounts receivable are stated at amounts management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the consolidated financial statements. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base, and their dispersion across many different industries and geographies. One customer’s accounts receivable balance consisted of approximately 12% and 10% of the accounts receivable balance as of September 30, 2017 and 2016, respectively.

Inventories

Inventories are stated at the lower of cost or market value. Cost is principally determined by the weighted-average cost method, which approximates the first-in, first-out method. Inventories include factory overhead that is applied on the basis of labor costs and manufacturing expenses incurred, less allowances for obsolete items. The Company determines that items are slow moving or obsolete based on whether they have been sold or used in production between 180 and 365 days, or greater than 365 days, respectively, during the fiscal year. Such items are then specifically reviewed for obsolescence based on other criteria which include the frequency that these items are purchased, manufactured, and sold. The amount of the inventory reserve for each year presented is disclosed in Note D.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided on the straight-line method over the assets’ estimated service lives. For major renewals and betterments that extend the useful lives are capitalized. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying consolidated statements of operations and comprehensive loss of the respective period. The estimated useful lives for buildings and improvements range from 10 to 25 years, are 5 years for software, and for machinery and equipment range from 3 to 7 years.

Intangible Asset

In January 2017 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-01. ASU 2017-01 changes the definition of a business when determining whether a transaction is a business

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies — continued

combination or an asset acquisition. The Company early adopted this guidance for the year ended September 30, 2017. In March 2017 the Company completed an acquisition of Diffrenet Limited, which was considered an asset acquisition under ASU 2017-01 as substantially all of the fair value of the gross assets acquired was concentrated in a single identifiable asset. The asset acquisition resulted in the recognition of an intangible asset comprised of purchased software (see Note K) which is being amortized over a period of five years.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of trade accounts receivable. The Company continually evaluates its customers’ financial condition and generally does not require collateral. Concentrations of credit risk with respect to trade accounts receivable are generally limited due to the large number of entities comprising the Company’s customer base. Additionally, credit losses have historically been within management’s expectations.

Revenue Recognition

The Company recognizes revenue on product sales upon the passage of title, which generally occurs upon shipment, or the rendering of services, and when collectability is deemed probable.

Presentation of Sales Tax

The states in which the Company operates and the counties within those states impose a sales tax on all of the Company’s sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the applicable state. The Company’s accounting policy is to exclude the tax collected and remitted to the states from revenue and cost of sales.

Shipping and Handling Costs

Shipping and handling costs are included in cost of sales on the consolidated statements of operations and comprehensive income.

Advertising

The Company expenses advertising costs as incurred. Total advertising costs for the years ended September 30, 2017, 2016, and 2015, were approximately $154,000, $100, and $400, respectively.

Stock Awards

The Company may, with the approval of its Board of Directors, grant stock awards for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company uses the Black-Scholes option valuation model for use in estimating the fair value of stock awards.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies — continued

Goodwill

The Company records goodwill when consideration paid in an acquisition exceeds the fair value of the assets acquired. Goodwill is not amortized, but rather is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may not be recoverable. The Company conducted their annual impairment test of goodwill as of September 30, 2017 and 2016. They have elected to first assess the qualitative factors to determine whether it is more likely than not that the fair value of the single reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment under GAAP.

If the Company determines that it is more likely than not that its fair value is less than its carrying amount, then the two-step goodwill impairment test is performed. The first step, identifying a potential impairment, compares the fair value of the reporting unit with its carrying amount. If the carrying amount exceeds its fair value, the second step would need to be performed; otherwise, no further step is required. The second step, measuring the impairment loss, compares the implied fair value of the goodwill with the carrying amount of the goodwill. Any excess of the goodwill carrying amount over the applied fair value is recognized as an impairment loss, and the carrying value of goodwill is written down to fair value. No impairment of goodwill was required for the years ended September 30, 2017, 2016, and 2015.

Long-lived Assets

The Company evaluates its long-lived assets including goodwill, property and equipment, and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows that the assets are expected to generate. If long-lived assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the asset exceeds its fair market value and is recorded in the period the determination was made. Based upon management’s assessment, there was no impairment of long-lived assets during the years ended September 30, 2017, 2016, or 2015.

Income Taxes

Deferred income taxes are determined using the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income taxes are measured using enacted tax rates expected to apply to taxable income in years in which such temporary differences are expected to be recovered or settled. The effect on deferred income taxes of a change in tax rates is recognized in the consolidated statement of operations of the period that includes the enactment date. In addition, a valuation allowance is established to reduce any deferred tax asset for which it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and foreign jurisdictions. The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements or the effective tax rate for the year ended September 30, 2017, or during the prior three years. The Company and its subsidiaries are currently subject to a three-year statute of limitations by major tax jurisdictions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies — continued

The Company did not incur any penalties or interest related to its federal tax returns during the years ended September 30, 2017, 2016, or 2015.

Fair Value of Financial Instruments

The Company calculates the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to consolidated financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of accounts receivable (trade and other), accounts payable, and accrued liabilities approximate the carrying amounts due to the relatively short maturity of these instruments. The carrying value of the line of credit also approximates fair value since the instrument bears market rates of interest. None of these instruments are held for trading purposes.

C. Fair Value Measurements

GAAP defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a three-tier hierarchy that is used to identify assets and liabilities measured at fair value. The hierarchy focuses on the inputs used to measure fair value and requires that the lowest level input be used. The three levels defined are as follows:

•	Level 1 — observable inputs that are based upon quoted market prices for identical assets or liabilities within active markets.

•	Level 2 — observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.

•	Level 3 — inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability.

The Company holds no instruments which have fair value measured at Level 1 or Level 2. The Company’s goodwill was valued using Level 3 inputs of the fair value hierarchy contained in Accounting Standards Codification (“ASC”) 820-10, in accordance with policies disclosed in Note B, and are reflected in the accompanying consolidated balance sheets at fair value.

The following table summarizes the fair value of the Company’s Level 3 financial assets and liabilities as of September 30, 2017 and 2016:

	September 30,
	2017	2016
Assets:
Goodwill	$19,403,349	$19,403,349

There were no changes to fair value for the Company’s Goodwill using Level 3 inputs during the fiscal years ended September 30, 2017, 2016, and 2015.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

D. Inventories

Inventories consist of the following as of September 30:

	2017	2016
Raw materials	$771,676	$974,374
Work-in-progress	441,508	331,612
Finished goods	1,670,266	2,031,697
Allowance for obsolescence	(200,731)	(193,627)

	$2,682,719	$3,144,056

E. Property and Equipment

Property and equipment consisted of the following at September 30:

	2017	2016
Land	$63,332	$63,332
Buildings & improvements	2,865,116	2,865,116
Machinery & equipment	7,507,757	6,803,184
Projects in progress	667,480	204,508

	11,103,685	9,936,140
Less: accumulated depreciation	(6,432,246)	(5,859,482)

	$4,671,439	$4,076,658

F. Mandatorily Redeemable Preferred Stock

In fiscal year 1998 the Company issued 5,850,000 shares of Series A preferred stock which are convertible into shares of voting common stock at the option of the holder at any time at the initial conversion price of $1.00 per share, resulting in an initial conversion rate of one fully paid and non-assessable share of voting common stock for each share of Series A preferred stock, subject to adjustment. During the year ended September 30, 2006, 5,050,000 preferred shares were converted to common shares. No preferred shares were converted to common shares during the years ended September 30, 2017, 2016, and 2015. Dividends are paid to holders of preferred stock concurrently with dividends paid to holders of common stock and such dividends do not accumulate.

In addition, at any time on or after December 31, 2004, holders of preferred stock representing in the aggregate at least 10% of the then outstanding shares of Series A preferred stock may require the Company to redeem such stock for $1.00 per share. The Company has classified the Series A Preferred Stock as temporary equity in accordance with ASC Topic No. 480, Distinguishing Liabilities from Equity, which states that certain mandatorily redeemable financial instruments should be classified as temporary equity.

The Series A preferred stock has a $0.01 par value and a $1 liquidation preference. The Series A preferred stock could be redeemed through a cash payment if requested by the stockholders. Holders of preferred stock are not allowed to vote on matters submitted to a vote of the stockholders of the Company. However, certain corporate matters including dividend payments, issuances of certain stock awards, disposal of shares of capital

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

F. Mandatorily Redeemable Preferred Stock — continued

stock, and a merger of the Company, require the consent of the holders of at least 85% of the then outstanding shares of Series A preferred stock. The Company has reserved 800,000 shares of common stock for the potential conversion of preferred stock. When the Company did not meet the definition of a public business entity it was eligible for certain nonpublic company exceptions under Accounting Standards Codification 480, Distinguishing Liabilities from Equity, and classified these redeemable preferred shares as equity.

G. Stockholders’ Equity

Stock Awards

During October of 2010 the Company canceled all 160,260 phantom stock awards previously outstanding and granted 215,260 new phantom stock awards to key management employees. The 2010 phantom stock awards vested at the expiration of a 63 month period (December 31, 2014). The awards were not exercisable until the end of the period (December 31, 2014), and were to be automatically exercised by the Company between February 1, 2015 and February 28, 2015, entitling the employees to a cash payment at an amount equal to the excess of the value of a share of the Company’s stock (as determined by the Board of Directors of a corporation that is the major stockholder of the Company) over the phantom award “exercise price” of $2.46 per share.

The Company recorded compensation expense for valuing its phantom stock awards based on the Company’s assessment of its enterprise value at each fiscal year end. In assessing such value, the Company considered its financial condition and operating results; the long-term potential of its business; the market for and recent sales prices of the Company’s securities, if any; and the values of similar securities issued by companies in similar businesses. Two of the key management employees left the Company and forfeited 65,000 of the 2010 phantom stock awards.

During 2015 all remaining phantom stock awards were forfeited or expired. For the years ended September 30, 2017, 2016, and 2015, the Company recorded approximately $0, $0, and ($441,000), respectively, in compensation expense (benefit) associated with the issuance or forfeitures of phantom stock awards. As of September 30, 2017 and 2016, there was no phantom stock award liability.

Stock Option Grants

During 2017 and 2016, certain officers of the Company were granted options to purchase common shares of the Company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

G. Stockholders’ Equity — continued

Option transactions for the years ended September 30, 2017 and 2016, are as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at October 1, 2015	—	$—
Granted	350,744	$5.22

Balance at September 30, 2016	350,744	$5.22	8.76
Granted	105,244	$5.70

Balance at September 30, 2017	455,988	$5.33	7.89

Exercisable at September 30, 2017	140,298	$5.70	8.38

As of September 30, 2017, the range of exercise prices for outstanding options was $5.15 to $7.83.

All stock-based compensation must be recognized as an expense in the consolidated financial statements and such cost should be measured at the fair value of the award. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company determined the initial expected life based on a simplified method, giving consideration to the contractual terms, vesting schedules, and pre-vesting and post-vesting forfeitures.

The fair value of options granted for the year ended September 30, 2017 and 2016, was estimated to be $195,625 and $550,262, respectively, at the date of grant using a Black-Scholes option-pricing model using the following weighted average assumptions at the date of grant:

	2017	2016
Risk-free interest rate	1.78%	1.63%
Expected option life	6.5 years	6.5 years
Expected stock volatility	17.34%	23.61%
Expected dividend yields	0.66%	—

The expected stock volatility was calculated by averaging the historical volatility of a comparable public entity. As of September 30, 2017, all options were outstanding.

During the years ended September 30, 2017 and 2016, respectively, the Company recorded $149,022 and $112,932 of stock-based compensation related to the awards, which is included in general and administrative expense in the accompanying consolidated statements of operations and comprehensive income (loss). Total unamortized stock-based compensation expense at September 30, 2017, was $483,932 and will be expensed ratably through 2022. There was no stock-based compensation expense for the year ended September 30, 2015.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

H. Line of Credit

The Company maintained a financing arrangement with a bank. The line of credit requireed compliance with certain financial covenants and was secured by substantially all of the assets of the Company. Outstanding amounts bore interest at the prime or LIBOR rate plus an applicable margin (2.25% at September 30, 2017). The Company had no debt outstanding as of September 30, 2017 and 2016. There was approximately $2,755,000 outstanding under this line of credit at September 30, 2014, which was paid off in 2015. The line of credit matured in 2017 but was extended until March 19, 2018.

I. Income Taxes

Significant components of the provision for income taxes are as follows:

	2017	2016	2015
Current	$1,183,394	$879,410	$(582,396)
Deferred	425,389	465,192	1,048,056
Less: income tax expense from discontinued operations	—	—	61,463

Total income tax expense from continuing operations	$1,608,783	$1,344,602	$527,123

The difference between income tax expense and tax expense computed by applying the federal statutory income tax rate to income before taxes is due primarily to the effect of nondeductible goodwill impairment, applicable state income taxes, foreign tax credits, and nondeductible meals and entertainment expense.

Deferred tax assets and liabilities for the years ended September 30, consisted of the following:

	2017	2016
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$9,492	$10,753
Inventory reserves	76,278	73,578
Other accruals	241,287	191,356
Deferred compensation	760	760
Charitable contributions	—	1,959
State NOL	110,458	109,093
Foreign tax credit	1,088,913	899,034
Depreciation	(616,102)	(497,122)
Goodwill	(1,025,287)	(1,025,287)
Unrepatriated foreign earnings	(1,317,030)	(959,845)
Valuation allowance for deferred tax assets	(1,088,913)	(899,034)

Net deferred tax liability	$(2,520,144)	$(2,094,755)

J. Employee Benefit Plan

The Company has a 401(k) deferred compensation plan for all eligible employees. Active participants may contribute up to 90% of their annual compensation, subject to annual limit established by the government. The Company matches 50% of the employees’ contributions up to 6% of the employees’ salaries. Effective

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dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

J. Employee Benefit Plan — continued

November 30, 2015, the Plan merged into the Capital Southwest Management Corporation Employee Savings Plan. For the years ended September 30, 2017, 2016, and 2015, the Company recognized approximately $145,000, $111,000, and $128,000, respectively, of expense related to this Plan.

K. Asset Acquisition

On March 10, 2017, the Company acquired the assets and liabilities of Diffrenet Limited (“|Diffrenet”), a company incorporated in England and Wales, for a purchase price of $765,859. The following table summarizes the assets acquired and liabilities assumed in the asset acquisition:

Accounts receivable	$74,603
Other assets	411
Intangible asset, acquired software	782,934
Accounts payable and accrued liabilities	(92,089)

Net purchase price	$765,859

The acquired intangible asset is being amortized over five years. Expected future amortization expense at September 30, 2017, is as follows:

2018	$156,587
2019	156,587
2020	156,587
2021	156,587
2022	65,244

Total amortization	$691,592

As part of the acquisition, the Company is contingently liable for earn-out consideration. The earn-out consideration is based on certain annual, cumulative earnings targets of the Diffrenet subsidiary. The Company’s maximum exposure for this consideration is $1,473,969, from the date of acquisition through January 1, 2021.

L. Commitments and Contingencies

Operating Leases

The Company leases operating facilities and equipment under non-cancelable operating leases. Lease agreements expire at various dates through 2022. Associated rent expense for the years ended September 30, 2017, 2016, and 2015, was approximately $150,000, $128,000, and $148,000, respectively. As a result of escalating lease payments, the Company has recorded deferred rent of approximately $97,000 and $124,000 as of September 30, 2017 and 2016, respectively, included in accrued liabilities and long-term accrued liabilities in the accompanying consolidated balance sheets.

MEDIA RECOVERY, INC.

dba SPOTSEE HOLDINGS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

L. Commitments and Contingencies — continued

Future minimum payments under non-cancelable operating leases with initial terms of one year or more consisted of the following at September 30, 2017:

2018	$164,000
2019	164,000
2020	156,000
2021	104,000
2022	4,000

Total minimum lease payments	$592,000

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of operations. As of September 30, 2017 and 2016, the Company has no known material legal contingencies.

M. Discontinued Operations

On October 14, 2013, the Company sold substantially all the assets of MRI DPC, Inc. for a purchase price of approximately $6.3 million, which included a working capital price adjustment of approximately $207,000.

On September 30, 2014, the Company sold substantially all the assets of DataSpan, Inc. for a purchase price of approximately $8.7 million, which included a working capital price adjustment of approximately $2.3 million. The Company incurred a net loss of $119,310 on the sale of the entity for 2015. No gain or loss was recorded for discontinued operations for the years ended September 30, 2017 or 2016.

The operations of both entities net of applicable income taxes, are presented as discontinued operations and comprehensive income for the years ended September 30, 2017, 2016, and 2015, in the accompanying consolidated statements of operations and comprehensive income (loss). Interest expense was not allocated to the reporting unit and, therefore, all of the Company’s interest expense is included in continuing operations.

	2017	2016	2015
Income from discontinued operations	$—	$—	$—
Loss on sale of discontinued operations	—	—	(180,773)
Income tax benefit	—	—	61,463

Net loss from discontinued operations	$—	$—	$(119,310)

Net sales from discontinued operations	$—	$—	$—

N. Subsequent Events

Management has evaluated and considered disclosure of subsequent events up to and including December 7, 2017, which is the date the consolidated financial statements were available for issuance.

PROSPECTUS

$500,000,000

Common Stock

Debt Securities

We may offer, from time to time in one or more offerings, up to $500,000,000 of our common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value, or NAV, per share of our common stock at the time of the offering, except (1) with the approval of our common stockholders or (2) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder approval to issue common stock at a price below NAV per share at our 2017 annual meeting of stockholders. We do not anticipate seeking such approval in the future. However, in the event we change our position, we will seek approval of our common stockholders. Sales of common stock at prices below NAV per share would dilute the interests of existing stockholders, reducing our NAV per share and may lower the market price of our common stock. Moreover, sales of common stock below NAV may have a negative impact on total returns and could have a negative impact on the market price of shares of our common stock. See “Sales of Common Stock Below Net Asset Value.”

Shares of closed-end investment companies frequently trade at a discount to NAV. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade above, at or below NAV. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our securities may be offered directly to one or more purchasers through agents designated from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivering a prospectus supplement describing the method and terms of the offering of such securities, which must be provided to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

We are an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies. Our LMM companies generally have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with annual EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to 10.0 million.

Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.

We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol “CSWC.” On October 20, 2017, the last reported sale price of our common stock on the Nasdaq was $17.06 per share, and the NAV per share of our common stock on June 30, 2017 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $17.96.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 12 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240 or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is November 1, 2017

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Yield information contained in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. On that date, we elected to be treated as a business development company, or BDC, subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980.

We are also a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC status, which requires that we qualify annually as a RIC by meeting certain specified requirements.

On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s summary organizational structure:

Capital Southwest Management Corporation, or CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs, (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

Overview

CSWC is an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million.

We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include first lien senior debt, secured by a first lien on the assets of the portfolio company, as well as subordinated debt. Our LMM investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities in our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this registration statement or any accompanying post-effective amendment or prospectus, and you should not consider that information to be part of this registration statement or any accompanying post-effective amendment or prospectus.

Business Strategies

Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Leveraging the Experience of our Management Team. Our senior management team has extensive experience advising, investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and BDCs in the capacity of senior officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•	Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

•	Focus on Established Companies. We generally invest in companies with established market positions, experienced management teams and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target range generally provide opportunities for capital appreciation.

•	Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain in enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

•	Our investments in portfolio companies involve a number of significant risks:

•	They may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•	The lack of liquidity in our investments may adversely affect our business.

•	Any unrealized losses or defaults we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

•	Our investments in equity securities involve a substantial degree of risk. We may not realize gains from our equity investments.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•	Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	In addition to regulatory limitations on our ability to raise capital, our Credit Facility (as defined in “Risk Factors”) contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions. All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

•	Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy. A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code. Even if we qualify as a RIC, we may face tax liabilities that reduce our cash flow.

•	Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

•	Our investment portfolio is and will continue to be recorded at fair value. Our board of directors has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

•	The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

•	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	The market price of our common stock may fluctuate significantly.

Investment Criteria

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•	Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•	Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•	Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

•	Location: We primarily focus on companies located in the United States. Each new investment is evaluated for its appropriateness within our existing portfolio. Prospective portfolio company candidates for our existing portfolio companies may be located worldwide.

Recent Developments

On August 30, 2017, the CSWC board of directors declared a quarterly cash dividend of $0.24 per share of common stock. The dividend is payable on October 2, 2017 to shareholders of record on September 15, 2017.

The Offering

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies. While we work to invest these proceeds in LMM and UMM portfolio companies, we may use the proceeds to make investments in marketable securities and other temporary investments, to pay down revolver debt outstanding, and for other general corporate purposes, including payment of operating expenses. See “Use of Proceeds.”

Nasdaq Exchange symbol	“CSWC” (common stock).

Dividends and distributions	We currently pay quarterly dividends and may pay annual special dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors on a quarterly basis. Our annual special dividends, if any, will be determined by our board of directors based upon our operating results at the end of our tax year end December 31.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for U.S. federal tax purposes. In the future, our distributions may include a return of capital.

Taxation	We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends.. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Plan of Distribution” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan, or DRIP, that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar. As a result, if we declare a cash dividend, our registered stockholders who have “opted in” to our DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

Stockholders who receive dividends in the form of stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value, or NAV. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV.

Sales of common stock below NAV	The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the NAV per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below NAV unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2017 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

Sales by us of our common stock at a discount from our NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value.”

Available Information	We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or

SEC, under the Securities Exchange Act of 1934, or the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, by telephone at 214-238-5700 or on our website at http://www.capitalsouthwest.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	4.74	%(5)
Interest payments on borrowed funds	1.86	%(6)
Income tax expense	0.62	%(7)
Acquired fund fees and expenses	1.20	%(8)

Total annual expenses	8.42%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)	The expenses of administering our DRIP are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the three months ended June 30, 2017. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.
(6)	Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility. Interest payments on borrowed funds also represents our estimated annual interest payments assuming future issuances of $35 million in debt securities at an interest rate of 5.75% per annum in the next twelve months. The estimate of annual interest payments are based upon trends in recently completed offerings of our peer companies and may not reflect the actual amount of future issuances of debt securities. The future issuances of debt securities will be made at the discretion of management and the board after evaluating the investment opportunities and economic situation of the Company and the market as a whole.
(7)	Income tax expense relates to the accrual of (a) deferred tax provision (benefit) on the net unrealized appreciation (depreciation) from portfolio investments held in the Taxable Subsidiary and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended March 31, 2017.
(8)	Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$84	$244	$393	$724

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks and uncertainties described below could materially adversely affect our business, financial condition and results of operations. Risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance. If any of the following risks, or risks not presently known to us, actually occur, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

Our ability to achieve our investment objective of maximizing risk-adjusted returns to shareholders depends on our ability to effectively allocate and manage capital. Capital allocation depends, in part, upon our investment team’s ability to identify, evaluate, invest in and monitor companies that meet our investment criteria.

Accomplishing our investment objectives is largely a function of our investment team’s management of the investment process and our access to investments offering attractive risk adjusted returns. In addition, members of our investment team are called upon, from time to time, to provide managerial assistance to some of our portfolio companies.

The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Our ability to make new investments at attractive relative valuations is also a function of our marketing and our management of the investment process. If we fail to invest our capital effectively, our return on equity may be negatively impacted, which could have a material adverse effect on the price of the shares of our common stock.

Any unrealized losses we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors pursuant to a valuation methodology approved by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss could be an indication of a portfolio company’s inability to meet its repayment obligations or generate cash flow. This could result in realized losses in the future and ultimately in reductions of our income available to pay dividends or interest and principal on our securities and could have a material adverse effect on your investment.

Our business model depends to a significant extent upon strong referral relationships. Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to effectively allocate capital. Individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and therefore, there is no assurance that these relationships will generate investment opportunities for us.

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. We are party to a senior secured credit facility, which we refer to as the Credit Facility, dated as of August 30, 2016, which provides us with a revolving credit line of up to $100.0 million, which has $25.0 million drawn as of June 30, 2017. The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated net worth, minimum consolidated interest coverage ratio, minimum regulatory asset coverage, and maintenance of RIC tax treatment and BDC status. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenants, bankruptcy, and change of control. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the Credit Facility. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

All of our assets are currently pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders party thereto may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings to fund investments, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We may borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any decrease in our income would cause net investment income to decline more sharply than it would have had we not leveraged our business. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Use of leverage is generally considered a speculative investment technique.

As of October 6, 2017, we had $56.0 million debt outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable London Interbank Offered Rate, or LIBOR, plus 3.25% with no LIBOR floor. We pay unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Credit Facility is secured by substantially all of our assets. If we are unable to meet the financial obligations under the Credit Facility, the lenders under the Credit Facility may exercise its remedies under the Credit Facility as the result of a default by us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to common stockholder(2)	(12.30)%	(6.54)%	(0.78)%	4.98%	10.74%

(1)	Assumes $331.2 million in total assets, $25.0 million in debt outstanding, $287.4 million in net assets, and a weighted-average interest rate of 4.45% based on our financial data available on June 30, 2017. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2017 total assets of at least 0.68%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by borrowing from banks or insurance companies or by issuing debt securities and there can be no assurance that such additional leverage can in fact be achieved.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets.

We currently have more than 70.0% of qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if those investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We will be subject to corporate-level income tax if we are unable to qualify as a Regulated Investment Company under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90.0% of our net ordinary income and realized short-term capital gains in excess of realized net long-term capital losses. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4.0% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. For more information regarding tax treatment, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

•	The source of income requirement will be satisfied if we obtain at least 90.0% of our gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”). In addition, no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

Failure to meet these requirements may result in us having to dispose of certain unqualified investments quickly in order to prevent the loss of RIC tax treatment. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, to the extent we had unrealized gains, we would have to establish deferred tax liabilities for taxes, which would reduce our NAV accordingly. In addition, our shareholders would lose the tax credit realized when we, as a RIC, decide to retain the net realized capital gain and make deemed distributions of net realized capital gains, and pay taxes on behalf of our shareholders at the end of the tax year. The loss of this pass-through tax treatment could have a material adverse effect on the total return of an investment in our common stock.

Even if the Company qualifies as a Regulated Investment Company, it may face tax liabilities that reduce its cash flow.

Even if we qualify for taxation as a RIC, it may be subject to certain U.S. federal, state and local taxes on its income and assets. In addition, we may hold some of our assets through our Taxable Subsidiary, which is not consolidated for U.S. federal income tax purposes, or any other taxable subsidiary we may form. Any taxes paid by our subsidiary corporations would decrease the cash available for distribution to our stockholders.

Our historical financial statements are not necessarily representative of the results we would have achieved as a stand-alone publicly-traded company and therefore may not be indicative of our future performance.

As part of the Share Distribution, we spun off 63.5% of our NAV to shareholders and divested other major investments during the past three years. We emerged from these divestitures and the Share Distribution with a significantly different company profile. Our historical financial statements included elsewhere in this registration statement for historical periods are not necessarily representative of the results we would have achieved as a stand-alone publicly traded company with a smaller market footprint. Accordingly, this data may not be indicative of our future performance, or necessarily reflect what our financial position and results of operations or cash flows would have been, had we operated as a separate, stand-alone publicly-traded entity during all of the periods presented.

Our investment portfolio is and will continue to be recorded at fair value. Our board of directors has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management and our investment team, along with the oversight, review and approval of our board of directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our board of directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because of the inherent uncertainty of the valuation of portfolio securities that do not have readily ascertainable market values, our fair value determinations may differ materially from the values a third party would be willing to pay for our securities or the values which would be applicable to unrestricted securities having a public market. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV may pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

The U.S. capital markets experienced increased volatility and disruption over the past several years, leading to increased investor uncertainty and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell our investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. Further, if the price of our common stock continues to trade below our NAV per share, we will be limited in our ability to sell new shares if we do not have stockholder authorization, such authorization we do not anticipate seeking, to sell shares at a price below NAV per share. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to U.S. federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

We operate in a highly competitive market for investment opportunities.

We compete for attractive investment opportunities with other financial institutions, including BDCs, junior capital lenders, and banks. Some of these competitors are substantially larger and have greater financial, technical and marketing resources, and some are subject to different, and frequently less stringent, regulations. Our competitors may have a lower cost of funds and may have access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that we will be able to identify and make investments that satisfy our objectives. A significant increase in the number and/or size of our competitors in our target market could force us to accept less attractive investment terms. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operation.

Adverse market and economic conditions could cause harm to our operating results.

Past recessions have had a significant negative impact on the operating performance and fair value of our portfolio investments. Many of our portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to be sold at a price that would allow us to recover our investment, or may be unable to operate during a recession. Such portfolio company performance could have a material adverse effect on our business, financial condition and results of operations.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Sourcing, selection, structuring and closing our investments depends upon the diligence and skill of our management. Our management’s capabilities may significantly impact our results of operations. Our success requires that we retain investment and operations personnel in a competitive environment. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation or other steps. The inability to attract and retain experienced personnel could potentially have an adverse effect on our business.

In connection with CSWI’s separation from us, CSWI has indemnified us for certain liabilities. However, there can be no assurance that these indemnities will be sufficient to insure us against the full amount of such liabilities or that CSWI’s ability to satisfy its indemnification obligation will not be impaired in the future.

CSWI agreed to indemnify us for certain liabilities, including certain tax liabilities. However, third parties could seek to hold us responsible for any of the liabilities that CSWI has agreed to retain, and there can be no assurance that CSWI will be able to fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from CSWI any amounts for which we are held liable, we may be temporarily required to bear these losses while seeking recovery from CSWI.

Potential indemnification liabilities of us to CSWI could materially adversely affect us.

Agreements relating to the Share Distribution between us and CSWI provide for indemnification obligations designed to make us financially responsible for liabilities that may exist relating to or arising out of our business activities, whether incurred prior to or after the Share Distribution.

Potential liabilities may arise due to fraudulent transfer considerations, which would adversely affect our financial condition and our results of operations.

In connection with the Share Distribution, we undertook several corporate restructuring transactions which, along with the Share Distribution, may be subject to U.S. federal and state fraudulent conveyance and transfer laws. If, under these laws, a court were to determine that, at the time of the Share Distribution, any entity involved in these restructuring transactions or the Share Distribution: (1) was insolvent; (2) was rendered insolvent by reason of the Share Distribution; (3) had remaining assets constituting unreasonably small capital; or (4) intended to incur, or believed it would incur, debts beyond its ability to pay these debts as they matured, then the court could void the Share Distribution, in whole or in part, as a fraudulent conveyance or transfer. The court could require us to fund liabilities of the other company for the benefit of creditors.

Previously proposed legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after any borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our assets). Legislation introduced in the U.S. House of Representatives, proposed to modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200.0% to 150.0%. If this legislation is passed, we may be able to incur additional indebtedness in the future and, therefore, your risk of an investment in our securities may increase.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with that person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. We may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Any unsecured debt issued by us would rank (1) pari passu with our future unsecured indebtedness and effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and (2) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries

•	Upon a liquidation of our company, holders of our debt securities and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Future offerings of additional debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders, may harm the value of our common stock.

Additional Common Stock. The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below current NAV per share provided that our board of directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2017 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders. See “—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of the risks related to us issuing shares of our common stock below NAV. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to convert to shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below NAV provided that our board of directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2017 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. Notwithstanding the foregoing, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the NAV of such shares.

In addition, if we issue securities to convert to shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our NAV, and other economic aspects of the common stock.

Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than NAV per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction NAV and the dilution experienced by Stockholder A following the sale of 100,000 shares of the common stock of Company XYZ at $9.00 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,100,000		10.00%
NAV per share	$10.00	$9.91		(0.91)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.00%
Percentage Held by Stockholder A	1.00%	0.91%		(9.09)%
Total Interest of Stockholder A in NAV	$100,000	$99,091		(0.91)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	Sudden electrical or telecommunications outages;

•	Natural disasters such as earthquakes, tornadoes and hurricanes;

•	Disease pandemics;

•	Events arising from local or larger scale political or social matters, including terrorist acts; and

•	Cyber attacks.

If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We currently do not maintain insurance coverage relating to cybersecurity risks, and we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions, and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist attacks, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. These events have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economy. These events could create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

RISKS RELATED TO OUR INVESTMENTS

Our investments in portfolio companies involve a number of significant risks:

•	Portfolio companies are more likely to depend on the management talents and efforts of a small group of key employees. Therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•	Portfolio companies may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies. If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•	Portfolio companies may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•	Portfolio companies may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of these companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds for claims in excess of our directors’ and officers’ insurance coverage (through our indemnification of our officers and directors) and the diversion of management’s time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in portfolio companies whose securities are not publicly traded. These securities are generally subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. As a result, we do not expect to achieve liquidity in our investments in the near-term. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments and, as a result, we may suffer losses.

Defaults by our portfolio companies could harm our operating results.

Portfolio companies may fail to satisfy financial, operating or other covenants imposed by us or other lenders, which could lead to a default and, potentially, acceleration of its loans and foreclosure on its secured assets. These events could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations, including under the debt or equity securities we hold. We may also incur expenses to the extent necessary to recover upon a default or to negotiate new terms with the defaulting portfolio company.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of these equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income. In addition, certain of our debt investments and debt liabilities may bear interest at fixed rates. To the extent that our fixed rate assets and liabilities are not perfectly hedged, our net investment income may decrease based on changes in market interest rates. An increase in market interest rates may also decrease the fair value of our fixed rate investments, as these may be less attractive securities in a rising rate environment.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing our subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

As a Regulated Investment Company, we may have certain regulatory restrictions that could preclude us from making additional investments in our portfolio companies.

We may not have the ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to that company or have the opportunity to increase our investment or make follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in those companies.

We invest primarily in the secured term debt of LMM and UMM companies and equity issued by LMM companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying its senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

RISKS RELATED TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including:

•	Market conditions;

•	Our investment results;

•	Trading volume of our stock;

•	Departure of our key personnel;

•	Changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs or BDCs; and

•	Other influences and events over which we have no control and that may not be directly related to us.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock often trades at a discount from NAV.

Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq. Shareholders desiring liquidity may sell their shares on Nasdaq at current market value, which has often been below NAV. Shares of closed-end investment companies frequently trade at discounts from NAV, which is a risk separate and distinct from the risk that a fund’s performance will cause its NAV to decrease. We cannot predict whether our common stock will trade at, above or below NAV. In addition, if our common stock trades below our NAV per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our board of directors make certain determinations. See “—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion related to us issuing shares of our common stock below NAV.

The trading market or market value of our publicly issued debt securities or any convertible debt securities, if issued, may be volatile.

The trading market for our publicly issued debt securities or any convertible debt securities may from time to time be significantly affected by numerous factors, including:

•	Creditworthiness;

•	Terms, including, but not limited to, maturity, principal amount, redemption, and repayment or convertible features;

•	Market and economic conditions; and

•	Demand for our debt securities.

In addition, credit rating assessments by third parties regarding our ability to pay our obligations will generally affect the market value of our debt securities.

We currently intend to pay quarterly dividends. However, in the future we may not pay any dividends depending on a variety of factors.

While we intend to pay dividends to our shareholders out of taxable income available for distribution, there can be no assurance that we will do so. Any dividends that we do pay may be payable in cash, in our stock, or in stock in any of our holdings or in a combination of all three. All dividends will be paid at the discretion of our board of directors and will depend upon our financial condition, maintenance of our RIC tax treatment, and compliance with applicable BDC regulations.

We currently pay dividends in cash, in the future we may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the shareholders election) would satisfy the annual distribution requirement for a RIC. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the shareholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20.0% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividends payable in stock. In addition, if a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We may not be able to invest a significant portion of the net proceeds from a future offering on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In the event that we cannot invest our net proceeds as desired we will invest the net proceeds from any offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

Terms relating to redemption may materially adversely affect the return on our debt securities.

If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Provisions of the Texas law and our charter could deter takeover attempts and have an adverse impact on the price of our common stock.

Texas law and our charter contain provisions that may have the effect of discouraging, delaying or making difficult a change in control. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This registration statement and any accompanying prospectus supplement include or incorporate by reference “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. This registration statement contains forward-looking statements regarding the plans and objectives of management for future operations. Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations are generally identifiable by use of the words “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:

•	our future operating results;

•	market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	the adequacy of our cash resources and working capital;

•	our ability to recover unrealized losses;

•	our expected financings and investments;

•	our contractual arrangements and other relationships with third parties;

•	the impact of fluctuations in interest rates on our business;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to successfully invest any capital raised in an offering;

•	the return or impact of current and future investments;

•	our transition to a debt focused investment strategy;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our regulatory structure and tax treatment; and

•	the timing, form and amount of any dividend distributions.

For a discussion of these and other factors that could cause our actual results to differ materially from forward-looking statements contained in this registration statement, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements and you should carefully consider all of the factors identified in this registration statement that could cause actual results to differ. The forward-looking statements made in this registration statement relate only to events as of the date on which the statements are made. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to this registration statement, or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies. While we work to invest these proceeds in LMM and UMM portfolio companies, we may use the proceeds to make investments in marketable securities and other temporary investments, to pay down revolver debt outstanding, and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of any remainder of the net proceeds of an offering will be invested in accordance with our investment objective within twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace. Pending our investments in portfolio companies, we will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

We intend to raise new equity or issue debt securities when we have attractive opportunities available. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2017 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Market Information

Our common stock is traded on Nasdaq under the symbol “CSWC.”

The following table set forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on Nasdaq, as applicable, and the sales price as a percentage of the NAV per share of our common stock. The prices and NAV on and before September 30, 2015 have not been adjusted to reflect the Share Distribution.

			Price Range				Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
	NAV(1)		High		Low
Year ending March 31, 2018
Third Quarter (through October 20, 2017)	$	*	$17.76		$17.01		* %	* %
Second Quarter		*	17.50		16.00		*	*
First Quarter		17.96	17.34		15.20		(3.45)	(15.37)
Year ended March 31, 2017
Fourth Quarter		$17.80	$16.91		$15.04		(5.00)%	(15.51)%
Third Quarter		17.88	16.86		13.81		(5.70)	(22.76)
Second Quarter		17.74	15.05		13.75		(15.16)	(22.49)
First Quarter		17.39	14.37		13.49		(17.37)	(22.43)
Year ended March 31, 2016
Fourth Quarter		$17.34	$15.25		$13.19		(12.05)%	(23.93)%
Third Quarter		17.22	17.45		13.43		1.34	(22.01)
Second Quarter		17.68	50.49	(4)	42.76	(4)	* *(3)	* *(3)
First Quarter(4)		49.33	51.95		46.26		5.31	(6.22)

(1)	NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.
(3)	Not relevant as a result of Share Distribution.
(4)	Numbers have not been adjusted to reflect the Share Distribution.
*	NAV has not yet been determined.

On October 6, 2017, we had 478 stockholders of record. On October 20, 2017, the last sale price of our common stock on Nasdaq was $17.06 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share. As we continue to make investments and grow our balance sheet through the use of leverage, we believe we will achieve a market dividend yield which should allow us to trade at or above NAV.

DISTRIBUTIONS

We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share on a post-split basis for the past five years are as follows:

Payment Date	Cash Dividend
November 30, 2012	0.10
March 28, 2013	0.69
May 31, 2013	0.10
November 29, 2013	0.10
May 30, 2014	0.10
November 28, 2014	0.10
June 10, 2015	0.10
April 1, 2016	0.04
July 1, 2016	0.06
October 1, 2016	0.11
January 3, 2017	0.17
April 3, 2017(1)	0.45
July 3, 2017	0.21
October 2, 2017	0.24

(1)	On April 3, 2017, CSWC paid a quarterly dividend of 0.19 per share and a special dividend of 0.26 per share.

The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

On March 1, 2016, we entered into a share repurchase agreement with Cantor Fitzgerald & Co. This agreement established a plan in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. The plan was established pursuant to a $10 million share repurchase program that the board approved on January 20, 2016. This agreement became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate. As of March 31, 2017 and 2016, no shares have been purchased under the plan.

Distribution Policy

We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.

Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended June 30, 2017	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Earnings to Fixed Charges(1)	8.57	26.53	(2)	(2)	(2)	(2)

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
•	Excluding net realized and unrealized gains and losses, the earnings to fixed charges ratio would be 5.85 for the three months ended June 30, 2017, 10.77 for the year ended March 31, 2017, and unchanged for the years ended March 31, 2016, 2015, 2014 and 2013.
(2)	There were no fixed charges for the years ended March 31, 2016, 2015, 2014 and 2013.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

The selected financial and other data below reflects the historical financial condition and the results of operations of Capital Southwest Corporation as of and for each of the three months ended June 30, 2017 and 2016 and years ended March 31, 2017, 2016, 2015, 2014 and 2013 have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes in this prospectus.

Selected Consolidated Financial Data

(In thousands except per share data)

	Three Months Ended June 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013
Income statement data:
Investment income:
Interest and dividends:	$7,517	$3,991	$22,324	$8,033	$9,231	$11,915	$10,100
Interest income from cash and cash equivalents	7	70	166	386	122	67	71
Fees and other income	200	96	984	741	595	625	664

Total investment income	7,724	4,157	23,474	9,160	9,948	12,607	10,835

Operating expenses:
Compensation-related expenses	2,178	1,993	8,217	9,515	6,440	5,489	5,628
Interest expense	738	—	989	—	—	—	—
General, administrative and other	1,228	1,246	4,601	11,610	5,683	2,963	2,710

Total operating expenses	4,144	3,239	13,807	21,125	12,123	8,452	8,338

Income (loss) before income taxes	3,580	918	9,667	(11,965)	(2,175)	4,155	2,497
Income tax expense (benefit)	144	547	1,779	(1,278)	270	(739)	590

Net investment income (loss)	3,436	371	7,888	(10,687)	(2,445)	4,894	1,907

Net realized gains (losses):
Non-control/Non-affiliate investments	624	199	3,992	(9,575)	8,226	14,084	2,660
Affiliate investments	—	—	3,876	(1,458)	157,213	—	66,037
Control investments	—	—	28	231	(1,175)	—	20,861

Net realized gains (losses) on investments	624	199	7,896	(10,802)	164,264	14,084	89,558
Net unrealized appreciation (depreciation) on investments	1,384	2,127	7,690	16,089	(108,377)	93,032	16,367

Net realized and unrealized gains (losses) on investments	2,008	2,326	15,586	5,287	55,887	107,116	105,925

Net increase (decrease) in net assets resulting from operations	$5,444	$2,697	$23,474	$(5,400)	$53,442	$112,010	$107,832

	Three Months Ended June 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013
Net investment income (loss) per share – basic and diluted	$0.21	$0.02	$0.50	$(0.68)	$(0.16)	$0.32	$0.13
Net realized earnings per share – basic and diluted(1)	$0.25	$0.04	$1.00	$(1.37)	$10.45	$1.24	$6.03
Net increase (decrease) in net assets from operations – basic and diluted	$0.34	$0.17	$1.48	$(0.35)	$3.44	$7.32	$7.09
Net asset value per common share	$17.96	$17.39	$17.80	$17.34	$49.30	$49.98	$43.30
Total dividends/distributions declared per common share	$0.21	$0.06	$0.79	$0.14	$0.20	$0.20	$5.29
Weighted average number of shares outstanding – basic	16,010	15,725	15,825	15,636	15,492	15,278	15,177
Weighted average number of shares outstanding – diluted	16,072	15,791	15,877	15,724	15,531	15,298	15,207

(1)	“Net realized earnings per share – basic and diluted” is calculated as the sum of “Net investment income (loss)” and “Net realized gain (loss) on investments” divided by weighted average shares outstanding – basic and diluted.

	Three Months Ended June 30,		Year ended March 31,
	2017	2016	2017	2016	2015	2014	2013

Balance sheet data:
Assets:
Investments at fair value	$306,582	$175,915	$286,880	$178,436	$535,536	$677,920	$574,187
Cash and cash equivalents	12,359	96,957	22,386	95,969	225,797	88,163	81,767
Interest, escrow and other receivables	4,368	4,497	4,308	6,405	4,418	1,371	2,756
Net pension assets	—	—	—	—	10,294	10,962	8,762
Deferred tax asset	1,858	1,874	2,017	2,342	—	—	—
Other assets	6,023	1,613	10,161	1,341	827	278	200

Total assets	$331,190	$280,856	$325,752	$284,493	$776,872	$778,694	$667,672

Liabilities:
Credit facility	$25,000	$—	$25,000	$—	$—	$—	$—
Other liabilities	13,024	3,912	5,996	9,028	4,923	3,263	3,102
Dividends payable	3,355	940	7,191	625	—	—	—
Accrued restoration plan liability	2,146	2,198	2,170	2,205	3,119	3,103	2,650
Deferred income taxes	238	522	323	—	1,412	1,940	2,143

Total liabilities	43,763	7,572	40,680	11,858	9,454	8,306	7,895
Net assets	287,427	273,284	285,072	272,635	767,418	770,388	659,777

Total liabilities and net assets	$331,190	$280,856	$325,752	$284,493	$776,872	$778,694	$667,672

Other data:
Number of portfolio companies	28	23	28	23	22	27	28
Expense ratios (as percentage of average net assets):
Total expenses, excluding interest expense	1.19%	1.19%	4.59%	4.48%	1.59%	1.18%	1.36%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this registration statement or an accompanying post-effective amendment or prospectus.

Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” in this prospectus.

OVERVIEW

Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual EBITDA between $3.0 million and $15.0 million, and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million.

We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include first lien senior debt, secured by a first lien on the assets of the portfolio company, as well as subordinated debt. Our LMM investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities in our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES

The preparation of our consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America, or U.S. GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our investment portfolio and the related amounts of unrealized appreciation and depreciation. As of June 30, 2017 and March 31, 2017, our investment portfolio at fair value represented approximately 92.6% and 88.1%, respectively, of our total assets. We are required to report our investments at fair value. We follow the provisions of Accounting Standards Codification, or ASC, 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. See Note 4 — “Fair Value Measurements” in the notes to consolidated financial statements for the three months ended June 30, 2017 for a detailed discussion of our investment portfolio valuation process and procedures.

Due to the inherent uncertainty in the valuation process, our determination of fair value for our investment portfolio may differ materially from the values that would have been determined had a ready market for the securities actually existed. In addition, changes in the market environment, portfolio company performance, and other events may occur over the lives of the investments that may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Our board of directors has the final responsibility for reviewing and approving, in good faith, our determination of the fair value for our investment portfolio and our valuation procedures, consistent with Investment Company Act of 1940, or 1940 Act, requirements. We believe our investment portfolio as of June 30, 2017 and March 31, 2017 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

Revenue Recognition

Interest and Dividend Income

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recognized on the date dividends are declared. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding ability to service debt or other obligations, it will be restored to accrual basis. As of June 30, 2017, we did not have any investments on non-accrual status.

Recently Issued Accounting Standards

In February 2016, the Financial Accounting Standards Board, or FASB, issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. CSWC completed its initial assessment in evaluating the potential impact on its consolidated financial statements and based on its initial assessment determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the Company’s management does not expect the adoption of ASU 2014-09 to have a significant impact to pretax income upon adoption. The Company will continue to evaluate the impacts of ASU 2014-09 through the date of adoption to ensure that its initial assessment continues to remain accurate. Additionally, the Company is continuing its assessment of ASU 2014-09’s impact on its consolidated financial statement disclosures.

INVESTMENT PORTFOLIO COMPOSITION

Our LMM investments primarily consist of secured debt, subordinated debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual EBITDA between $3.0 million and $15.0 million, and our LMM investments typically range from $5.0 million to $20.0 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at floating rates, and generally have a term of between five and seven years from the original investment date.

Our UMM investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States. that are generally larger in size than the LMM companies included in our portfolio with EBITDA generally greater than $50.0 million. Our UMM investments typically range from $5.0 million to $10.0 million. Our UMM debt investments are generally secured by ether a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

The total value of our investment portfolio was $306.6 million as of June 30, 2017, as compared to $286.9 million as of March 31, 2017. As of June 30, 2017, we had investments in 28 portfolio companies with an aggregate cost of $268.9 million. As of March 31, 2017, we had investments in 28 portfolio companies with an aggregate cost of $250.5 million.

As of June 30, 2017 and March 31, 2017, approximately $164.8 million, or 90.7% and $155.0 million, or 92.6%, respectively, of our debt investment portfolio (at fair value) bore interest at floating rates, all of which were subject to contractual minimum interest rates. As of June 30, 2017 and March 31, 2017, approximately $16.9 million, or 9.3% and $12.4 million, or 7.4%, respectively, of our debt investment portfolio (at fair value) bore interest at fixed rates.

The following tables provide a summary of our investments in LMM and UMM companies as of June 30, 2017 and March 31, 2017 (excluding our investment in I-45 SLF LLC):

	As of June 30, 2017
	LMM(a)	UMM
	(dollars in millions)
Number of portfolio companies	12	15
Fair value	$146,005	$93,041
Cost	$112,331	$91,812
% of portfolio at cost – debt	77.9%	100.0%
% of portfolio at cost – equity	22.1%	—
% of debt investments at cost secured by first lien	62.9%	56.6%
Weighted average annual effective yield(b)(c)	11.4%	9.6%
Weighted average EBITDA(c)	$8.5	$94.2
Weighted average leverage through CSWC security(c)(d)	3.3x	3.7x

(a)	At June 30, 2017, we had equity ownership in approximately 75.0% of our LMM investments.
(b)	The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of June 30, 2017, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of June 30, 2017, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.
(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)	Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

	As of March 31, 2017
	LMM(a)	UMM
	(dollars in millions)
Number of portfolio companies	10	17
Fair value	$126,305	$97,180
Cost	$93,822	$95,918
% of portfolio at cost – debt	74.8%	100.0%
% of portfolio at cost – equity	25.2%	—
% of debt investments at cost secured by first lien	61.5%	51.2%
Weighted average annual effective yield(b)(c)	11.4%	9.6%
Weighted average EBITDA(c)	$7.4	$101.3
Weighted average leverage through CSWC security(c)(d)	3.1x	4.0x

(a)	At March 31, 2017, we had equity ownership in approximately 70.0% of our LMM investments.

(b)	The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2017, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of June 30, 2016, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.
(c)	Weighted average metrics are calculated using investment cost basis weighting.
(d)	Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment.

As of June 30, 2017 and March 31, 2017, our investment portfolio consisted of the following investments:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2017:
1st lien loans(1)	$124.6	40.6%	$122.6	45.6%
2nd lien loans	40.2	13.2	39.8	14.8
Subordinated debt	17.0	5.5	16.9	6.3
Preferred equity, common equity & warrants	57.3	18.7	24.8	9.2
I-45 SLF LLC(2)	67.5	22.0	64.8	24.1

	$306.6	100.0%	$268.9	100.0%

March 31, 2017:
1st lien loans(1)	$107.8	37.6%	$106.8	42.6%
2nd lien loans	47.2	16.5	46.9	18.7
Subordinated debt	12.5	4.3	12.4	4.9
Preferred equity, common equity & warrants	56.0	19.5	23.6	9.5
I-45 SLF LLC(2)	63.4	22.1	60.8	24.3

	$286.9	100.0%	$250.5	100.0%

(1)	Included in 1st lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of June 30, 2017 and March 31, 2017, the fair value of the first lien last out loans are $22.0 million and $21.8 million, respectively.
(2)	I-45 SLF, LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. We own 80.0% of I-45 SLF and have a profits interest of 75.6%, while Main Street Capital owns 20.0% and has a profits interest of 24.4%. I-45 SLF’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from our Company and Main Street.

PORTFOLIO ASSET QUALITY

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook. The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

•	Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•	Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•	Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially. Interest and principal payments on our investment are likely to be impaired.

The following table shows the distribution of our debt portfolio investments on the 1 to 4 investment rating scale at fair value as of June 30, 2017 and March 31, 2017:

	As of June 30, 2017
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$4,276	2.4%
2	177,449	97.6
3	—	—
4	—	—

Total	$181,725	100.0%

	As of March 31, 2017
Investment Rating	Debt Investments at Fair Value	Percentage of Debt Portfolio
	(dollars in thousands)
1	$12,173	7.3%
2	155,276	92.7
3	—	—
4	—	—

Total	$167,449	100.0%

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.

As of June 30, 2017 and March 31, 2017, we did not have any investments on non-accrual status.

Investment Activity

During the three months ended June 30, 2017, we made debt investments in four new portfolio companies totaling $32.1 million, follow-on debt investments in one portfolio company totaling $4.1 million, and equity investments in one existing and one new portfolio company totaling $1.0 million. We also funded $4.0 million on our existing equity commitment to I-45 SLF. We received contractual principal repayments totaling approximately $4.9 million and full prepayments of approximately $19.2 million from four portfolio companies.

During the year ended March 31, 2017, we made investments in fourteen portfolio companies, including two follow-ons in existing portfolio companies, totaling $145.8 million. We received proceeds from sales and repayments of debt investments in portfolio companies of $45.6 million. In addition, we received proceeds from sales and return of capital of equity investments in portfolio companies totaling $7.7 million and recognized net realized gains on those sales totaling $7.2 million in the year ended March 31, 2017.

Total portfolio investment activity for the three months ended June 30, 2017 and year ended March 31, 2017 was as follows (dollars in thousands):

Three months ended June 30, 2017	1st Lien Loans	2nd Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$107,817	$47,177	$12,485	$56,006	$63,395	$286,880
New investments	32,113	—	4,508	1,041	4,000	41,662
Proceeds from sales of investments	—	—	—	(15)	—	(15)
Principal repayments received	(16,905)	(7,219)	—	—	—	(24,124)
PIK interest earned	—	—	2	71	—	73
Accretion of loan discounts	142	32	9	—	—	183
Realized gain	465	144	—	15	—	624
Unrealized gain (loss)	900	92	(3)	170	140	1,299

Fair value, end of period	$124,532	$40,226	$17,001	$57,288	$67,535	$306,582

Weighted average yield on debt investments at end of period						10.51%

Weighted average yield on total investments at end of period						10.43%

Year ended March 31, 2017	1st Lien Loans	2nd Lien Loans	Subordinated Debt	Preferred & Common Equity	I-45 SLF, LLC	Total
Fair value, beginning of period	$39,491	$38,227	$15,114	$49,267	$36,337	$178,436
New investments	101,857	17,133	—	3,174	24,000	146,164
Proceeds from sales of investments	—	(2,507)	—	(7,955)	—	(10,462)
Principal repayments received	(36,168)	(7,050)	—	(60)	—	(43,278)
Accretion of loan discounts	303	97	34	—	—	434
Realized gain (loss)	1,515	207	—	6,174	—	7,896
Unrealized gain (loss)	819	1,070	52	2,691	3,058	7,690
Conversion of security from debt to equity	—	—	(2,715)	2,715	—	—

Fair value, end of period	$107,817	$47,177	$12,485	$56,006	$63,395	$286,880

Weighted average yield on debt investments at end of period						10.28%
Weighted average yield on total investments at end of period						10.49%

RESULTS OF OPERATIONS

The composite measure of our financial performance in the Consolidated Statements of Operations is captioned “Net increase (decrease) in net assets from operations” and consists of three elements. The first is “Net investment income (loss),” which is the difference between income from interest, dividends and fees and our combined operating and interest expenses, net of applicable income taxes. The second element is “Net realized gain (loss) on investments before income tax,” which is the difference between the proceeds received from the disposition of portfolio securities and their stated cost, net of applicable income tax expense based on our tax year. The third element is the “Net increase (decrease) in unrealized appreciation of investments, net of tax,” which is the net change in the market or fair value of our investment portfolio, compared with stated cost. It should be noted that the “Net realized gain (loss) on investments before income tax” and “Net increase (decrease) in unrealized appreciation of investments, net of tax” are directly related in that when an appreciated portfolio security is sold to realize a gain, a corresponding decrease in net unrealized appreciation occurs by transferring the gain associated with the transaction from being “unrealized” to being “realized.” Conversely, when a loss is realized on a depreciated portfolio security, an increase in net unrealized appreciation occurs.

Comparison of three months ended June 30, 2017 and June 30, 2016

	Three Months Ended June 30,		Net Change
	2017	2016	Amount	%
	(in thousands)
Total investment income	$7,724	$4,157	$3,567	85.8%
Total operating expenses	(4,144)	(3,239)	(905)	27.9%

Income before income taxes	3,580	918	2,662	290.0%
Income tax expense	144	547	(403)	(73.7)%

Net investment income	3,436	371	3,065	826.1%
Net realized gain on investments before income tax	624	199	425	213.6%
Net increase in net unrealized appreciation on investments, net of tax	1,384	2,127	(743)	(34.9)%

Net increase in net assets from operations	$5,444	$2,697	$2,747	101.9%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the three months ended June 30, 2017, CSWC reported investment income of $7.7 million, a $3.6 million, or 85.8%, increase as compared to the three months ended June 30, 2016. The increase was primarily due to a $2.2 million, or 99.9%, increase in interest income generated from our debt investments, as well as an increase of $1.2 million in dividend income due to dividends received from I-45 SLF LLC.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to employees’ and directors’ compensation, office expenses, and legal, professional and accounting fees.

For the three months ended June 30, 2017, our total operating expenses were $4.1 million, an increase of $0.9 million, or 27.9%, as compared to the total operating expenses of $3.2 million for the three months ended June 30, 2016. The increase was primarily attributable to a $0.7 million increase in interest expense incurred on our senior secured credit facility, or the Credit Facility, during the three months ended June 30, 2017.

Net Investment Income

For the three months ended June 30, 2017, income before income taxes increased by $2.7 million, or 290.0%. As a result of the $3.6 million increase in total investment income, offset by a $0.9 million increase in operating expenses, net investment income increased from the prior year period by $3.1 million to $3.4 million.

Increase in Net Assets from Operations

During the three months ended June 30, 2017, we recognized realized gains totaling $0.6 million, which consisted of net gains on the partial repayments of two non-control/non-affiliate investments, full repayment on four non-control/non-affiliate investments, and the sale of one non-control/non-affiliate equity investment.

In addition, during the three months ended June 30, 2017, we recorded a net increase in unrealized appreciation of investments totaling $1.4 million, consisting of net unrealized appreciation on our current portfolio of $1.5 million, the reversal of $0.2 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized appreciation related to deferred tax associated with our direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary, of $0.1 million.

During the three months ended June 30, 2016, we recognized realized gains totaling $0.2 million, which consisted of net gains on the partial repayments of four non-control/non-affiliate investments and prepayment of one non-control/non-affiliate investment. In addition, during the three months ended June 30, 2016, we recorded a net increase in unrealized appreciation of investments totaling $2.1 million, consisting of net unrealized appreciation on our current portfolio of $2.7 million, the reversal of $0.1 million of net unrealized appreciation recognized in prior periods due to realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.5 million.

Comparison of years ended March 31, 2017 and March 31, 2016

	Year ended March 31,		Net Change
	2017	2016	Amount	%
	(in thousands)
Total investment income	$23,474	$9,160	$14,314	156.3%
Total operating expenses	(13,807)	(21,125)	7,318	34.6%
Pre-tax net investment income (loss)	9,667	(11,965)	21,632	180.8%
Income tax expense (benefit)	1,779	(1,278)	3,057	239.2%
Net investment income (loss)	7,888	(10,687)	18,575	173.8%
Net realized gain (loss) on investments before income tax	7,896	(10,802)	18,698	173.1%
Net increase (decrease) in net unrealized appreciation on investments	7,690	16,089	(8,399)	52.2%

Net increase (decrease) in net assets from operations	$23,474	$(5,400)	$28,874	(534.7)%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the year ended March 31, 2017, total investment income was $23.5 million, a $14.3 million, or 156.3%, increase over total investment income of $9.2 million for the year ended March 31, 2016. This increase was primarily due to a $7.9 million, or 176.0% increase in interest income generated from our debt investments due to a 78% increase in the cost basis of debt investments held from $93.4 million to $166.1 million year over year, partially offset by a decrease in the weighted average yield on debt investments from 10.67% to 10.28% year over year. Additionally, there was an increase of $6.4 million, or 182.0% increase in dividend income due to dividends received from I-45 SLF LLC and Media Recovery, Inc. Total investment income also includes interest income we earn from the short-term investment of cash funds, and the annual amount of such income varies based upon the average level of funds invested during the year and fluctuations in short-term interest rates. During the two years ended March 31, we had interest income from cash and cash equivalents of $0.2 million in 2017 and $0.4 million in 2016.

We receive management fees primarily from our controlled affiliate investments which aggregated $0.4 million in 2017 and $0.7 million in 2016. We also received other miscellaneous income of approximately $0.6 million and $0.1 million during the years ended March 31, 2017 and 2016, respectively, related primarily to other portfolio company activity.

Operating Expenses

For the year ended March 31, 2017, total operating expenses were $13.8 million, a $7.3 million, or 34.6%, decrease over total operating expenses of $21.2 million for the year ended March 31, 2016. Due to the nature of our business as an investment company, the majority of our operating expenses are related to employee and director compensation, office expenses, legal, professional and accounting fees and pension expenses. The decrease from 2016 is primarily due to expenses of $7.0 million related to the spin-off, or Share Distribution, of CSW Industrials, Inc., or CSWI, incurred during 2016.

Net Investment Income/Loss

Primarily as a result of the $14.3 million increase in total investment income and the $7.3 million decrease in expenses, net investment income for the fiscal year ended March 31, 2017 was $7.9 million compared to net investment loss of $10.7 million during the fiscal year ended March 31, 2016.

Increase/Decrease in Net Assets from Operations

During the fiscal year ended March 31, 2017, we recognized realized gains totaling $7.9 million which consisted of net gains on the partial repayments of 22 non-control/non-affiliate investments, prepayment of five non-control/non-affiliate investments and the sale of certain equity securities.

In addition, during the fiscal year ended March 31, 2017, we recorded a net increase in unrealized appreciation on investments totaling $7.7 million, consisting of net unrealized appreciation on our current portfolio of $15.1 million, the reversal of $7.1 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.3 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $5.6 million, Deepwater Corrosion Services, Inc. of $4.9 million and I-45 Senior Loan Fund of $3.1 million partially offset by unrealized losses on TitanLiner, Inc. of $3.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

During the fiscal year ended March 31, 2016, we recognized a total net realized loss of $10.8 million consisting of the difference between $19.7 million of proceeds from disposition of investments and $30.5 million of cost from four partial repayments of investments and the disposition of twelve investments.

In addition, for the fiscal year ended March 31, 2016, we recorded a net increase in unrealized appreciation on investments of $16.1 million, consisting of net unrealized appreciation on our current portfolio of $7.6 million and net unrealized appreciation reclassification adjustments of $8.5 million related to the realized gains and losses noted above.

As a result of these events, our net increase in net assets from operations during the year ended March 31, 2017 was $23.5 million as compared to a decrease in net assets from operations of $5.4 million for the year ended March 31, 2016.

Comparison of years ended March 31, 2016 and March 31, 2015

	Year ended March 31,		Net Change
	2016	2015	Amount	%
	(in thousands)
Total investment income	$9,160	$9,948	$(788)	(7.9)%
Total operating expenses	(21,125)	(12,123)	(9,002)	(74.3)%

Pre-tax net investment (loss) income	(11,965)	(2,175)	(9,790)	(450.1)%
Income tax (benefit) expense	(1,278)	270	(1,548)	573.3%

Net investment (loss) income	(10,687)	(2,445)	(8,242)	(337.1)%
Net realized (loss) gain on investments before income tax	(10,802)	164,264	(175,066)	106.6%
Net increase (decrease) in net unrealized appreciation on investments	16,089	(108,377)	124,466	114.8%

Net (decrease) increase in net assets from operations	$(5,400)	$53,442	$(58,842)	(110.1)%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period. For the year ended March 31, 2016, total investment income was $9.2 million, a $0.8 million, or 7.9%, decrease over total investment income of $9.9 million for the year ended March 31, 2015. This decrease was primarily attributable to a $5.5 million or 61.0%, decrease in dividend income principally due to the elimination of dividend income from The RectorSeal Corporation as a result of the Share Distribution. This decrease was offset by dividend income of $1.8 million from Media Recovery, Inc. and approximately $4.5 million of interest income generated from our debt investments. Total investment income also includes interest income we earn from the short-term investment of cash funds, and the annual amount of such income varies based upon the average level of funds invested during the year and fluctuations in short-term interest rates. During the two years ended March 31, 2016, we had interest income from cash and cash equivalents of $0.4 million in 2016 and $0.1 million in 2015.

We receive management fees primarily from our controlled affiliate investments which aggregated $0.7 million in 2016 and $0.6 million in 2015. We also received other miscellaneous income of approximately $0.1 million and $0.04 million during the years ended March 31, 2016 and 2015, respectively, related primarily to other portfolio company activity.

Operating Expenses

Total operating expenses increased by $9.0 million, or 74.3% during the year ended March 31, 2016 as compared to the year ended March 31, 2015. The increase in 2016 was primarily due to expenses of $7.0 million related to the Share Distribution, as well as expenses of $1.3 million related to the spin-off compensation plan. Additionally, total compensation expenses of $7.0 million include approximately $1.6 million of compensation expense for employees who transferred to CSWI following the Share Distribution.

Net Investment Income/Loss

Primarily as a result of the $0.8 million decrease in total investment income and the $9.0 million increase in expenses, net investment loss for the fiscal year ended March 31, 2016 was $10.7 million compared to net investment loss of $2.4 million during the fiscal year ended March 31, 2015.

Increase/Decrease in Net Assets from Operations

During the fiscal year ended March 31, 2016, we recognized a total net realized loss of $10.8 million consisting of the difference between $19.7 million of proceeds from disposition of investments and $30.5 million of cost from investments derived from the aforementioned sources.

In addition, for the fiscal year ended March 31, 2016, we recorded a net increase in unrealized appreciation on investments of $16.1 million, consisting of net unrealized appreciation on our current portfolio of $7.6 million and net unrealized appreciation reclassification adjustments of $8.5 million related to the realized gains and losses noted above.

During the fiscal year ended March 31, 2015, we sold our interests in Alamo Group, Inc., which generated a realized gain of $112.9 million. We also sold our interests in Encore Wire Corporation, which resulted in a realized gain of $44.3 million. We also sold our ownership in KBI Biopharma, Inc., for cash proceeds of $18.9 million and a realized gain of $14.4 million. In addition, we sold our interests in Trax Holdings, Inc. for cash proceeds of $16.1 million, resulting in a realized gain of $7.9 million. These gains were offset by a $14.8 million realized loss from the sale of Cinatra Clean Technologies, Inc., a $1.2 million realized loss related to the liquidation of Discovery Alliance, LLC, and a realized loss of $0.2 million from the liquidation of Tristate Capital Holdings, Inc. In addition, for the fiscal year ended March 31, 2015, we recorded net unrealized depreciation of $108.4 million, consisting of net unrealized appreciation on our current portfolio of $98.6 million and net unrealized depreciation reclassification adjustments of $207.0 million related to the realized gains and losses noted above.

As a result of these events, our net decrease in net assets from operations during the year ended March 31, 2016 was $5.4 million as compared to an increase in net assets from operations of $53.4 million for the year ended March 31, 2015.

FINANCIAL LIQUIDITY AND CAPITAL RESOURCES

Management believes that the Company’s cash and cash equivalents, cash available from investments, and commitments under the Credit Facility are adequate to meet its needs for the next twelve months.

Cash

At June 30, 2017, the Company had cash and cash equivalents of approximately $12.4 million.

At March 31, 2017, we had cash and cash equivalents of approximately $22.4 million.

Financing Transactions

In August 2016 we entered into the Credit Facility, which provides additional liquidity to support our investment and operational activities. The Credit Facility includes total commitments of $100.0 million from a diversified group of five lenders and is scheduled to mature August 30, 2020. The Credit Facility also contains an accordion feature which allows us to increase the total commitments under the facility up to $150.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable London Interbank Offered Rate, or LIBOR, rate plus 3.25% with no LIBOR floor. We pay unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining regulated investment company, or RIC, and business development company, or BDC, status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining a regulatory asset coverage of not less than 200.0%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90.0% of the borrowing base, maintaining a minimum liquidity of not less than 10.0% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If we default on our obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100.0% of the equity interests in the Company’s wholly-owned subsidiaries. As of June 30, 2017, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At June 30, 2017, CSWC had $25.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $0.7 million for the three months ended June 30, 2017. The weighted average interest rate on the Credit Facility was 4.45% as of June 30, 2017. As of June 30, 2017, CSWC was in compliance with all financial covenants under the Credit Facility.

Our primary use of funds will be investments in portfolio companies and operating expenses.

OFF-BALANCE SHEET ARRANGEMENTS

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and fund equity capital and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At June 30, 2017, we had a total of approximately $3.2 million in outstanding commitments related to equity capital commitments to I-45 SLF that had not been fully called. At June 30, 2017, the commitment to I-45 SLF was our sole unfunded obligation. The Company believes its assets will provide adequate cover to satisfy these commitments as of June 30, 2017 with cash and cash equivalents of $12.4 million and $75 million in available borrowings under the credit facility. At March 31, 2017, we had a total of approximately $7.2 million in outstanding commitments related to equity capital commitments to I-45 that had not been fully called. At March 31, 2017, the commitment to I-45 SLF was our sole unfunded obligation. The Company believes its assets will provide adequate cover to satisfy these commitments as of March 31, 2017 with cash and cash equivalents of $22.4 million and $75 million in available borrowings under the credit facility.

CONTRACTUAL OBLIGATIONS

As shown below, we had the following contractual obligations as of March 31, 2017. For information on our capital commitments, see Note 12 of the Notes to Consolidated Financial Statements for the fiscal year end March 31, 2017.

	Payments Due By Period (In thousands)
Contractual Obligations	Total	1 Year	2-3 Years	More Than 3 Years
Operating lease obligations	$1,238	$239	$506	$493

RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During the three months ended June 30, 2017 and 2016 we received management and other fees from certain of our portfolio companies totaling $0.1 million and $0.1 million, respectively, which were recognized as fees and other income on the Consolidated Statements of Operations. During the years ended March 31, 2017 and 2016, we received management and other fees from certain of our portfolio companies totaling $0.4 million and $0.7 million, respectively, which were recognized as fees and other income on the Consolidated Statements of Operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31 for the years indicated in the table, unless otherwise noted. The report of Grant Thornton LLP, our independent registered public accountants for the year ended March 31, 2017, on the senior securities table as of March 31, 2017, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Credit Facility 2017	$25,000	12.40	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “-” indicates information which the SEC expressly does not required to be disclosed for certain types of senior securities.
(4)	Average market value per unit for our Credit Facility is not applicable because this is not registered for public trading.

BUSINESS

ORGANIZATION

CSWC is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on Nasdaq under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a small business investment company, or SBIC licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to our wholly-owned subsidiary, Capital Southwest Venture Corporation, or CSVC, certain assets including our license as a SBIC. CSVC was a closed-end, non-diversified investment company registered under the 1940 Act. Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a BDC subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70.0% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We are also a RIC under Subchapter M of the Code. As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC tax treatment, which requires that we qualify annually as a RIC by meeting certain specified requirements.

CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

On September 30, 2015, we completed the Share Distribution of CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100.0% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s summary organizational structure:

OVERVIEW OF OUR BUSINESS

We are an internally managed investment company that specializes in providing customized debt and equity financing to LMM companies and debt capital to UMM companies in a broad range of investment segments located primarily in the United States. Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. In allocating future investments, we plan to continue investing primarily in senior and subordinated debt securities secured by security interests in portfolio company assets, coupled with equity interests.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual EBITDA between $3.0 million and $15.0 million and our LMM investments generally range from $5.0 million to $20.0 million. Our UMM investments generally include syndicated first and second lien loan investments in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range from $5.0 million to $10.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is important to its business development activities.

Because we are internally managed, we do not pay external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Our Business Strategy

Our principal investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Leveraging the Experience of Our Management Team. Our senior management team has extensive experience advising, investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, commercial banks, and business development companies in the capacity of senior officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Investing Across Multiple Companies, Industries, Regions and End Markets. We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

•	Focusing on Underserved Markets. The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

•	Focus on Established Companies. We generally invest in companies with established market positions, experienced management teams and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target size range generally provide opportunities for capital appreciation.

•	Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain in enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

Investment Criteria and Objectives

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

•	Excellent Management: Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity. We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

•	Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

•	Appropriate Risk-Adjusted Returns: We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

•	Location: We primarily focus on companies located in the United States. Each new investment is evaluated for its appropriateness within our existing portfolio. Prospective portfolio company candidates for our existing portfolio companies may be located worldwide.

Investment Process

We have an investment committee that is responsible for all aspects of our investment process relating to investments made by CSWC. The current members of the investment committee are Bowen Diehl, Michael Sarner, Douglas Kelley, Josh Weinstein and David Brooks.

Our investment strategy involves a team approach, whereby our investment team screens potential transactions before they are presented to the investment committee for approval. Transactions that are either above a certain hold size or outside our general investment policy will also be reviewed and approved by the board of directors. Our investment team generally categorizes the investment process into six distinctive stages:

•	Deal Generation/Origination: Deal generation and origination is maximized through long-standing and extensive relationships with private equity firms, leveraged loan syndication desks, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers and accountants, and current and former portfolio companies and investors.

•	Screening: Once it is determined that a potential investment has met our investment criteria, we will screen the investment by performing preliminary due diligence, which could include discussions with the private equity firm, management team, loan syndication desk, etc. Upon successful screening of the proposed investment, the investment team makes a recommendation to move forward and prepares an initial screening memo for the CSWC investment committee. We then issue either a non-binding term sheet (in the case of a directly originated transaction), or submit an order to the loan syndication desk (in the case of a large-market syndicated loan transaction).

•	Term Sheet: In a directly originated transaction, the non-binding term sheet will typically include the key economic terms of our investment proposal, along with exclusivity, confidentiality, and expense reimbursement provisions, among other terms relevant to the particular investment. Upon acceptance of the term sheet, we will begin our formal due diligence process. In a syndicated loan transaction, rather than a formal term sheet, we will submit an order for an allocation to the syndicated loan desk.

•	Due Diligence: Due diligence is performed under the direction of our senior investment professionals, and involves our entire investment team as well as certain external resources, who together perform due diligence to understand the relationships among the prospective portfolio company’s business plan, operations, financial performance, and legal risks. On our directly originated transactions, our due diligence will often include (1) conducting site visits with management and key personnel; (2) performing a detailed review of historical and projected financial statements, often with a third-party accounting firm, to evaluate the target company’s normalized cash flow; (3) interviewing key customers and suppliers; (4) evaluating company management, including a formal background check; (5) reviewing material contracts; (6) conducting an industry, market and strategy analysis; and (7) obtaining a review by legal, environmental or other consultants. In instances where a financial sponsor is investing in the equity in a transaction, we will leverage work done by the financial sponsor for purposes of our due diligence. In syndicated loan transactions, our due diligence may exclude direct customer and supplier interviews, and be limited to review of reports from the financial sponsor or syndication agent for industry and market analysis, and legal and environmental diligence.

•	Document and Close: Upon completion of a satisfactory due diligence review, our investment team presents its written findings to the investment committee. For transactions that are either over a certain hold size, or outside our general investment policy, the investment team will present the transaction to our board of directors for approval. Upon approval for the investment, we re-confirm our regulatory company compliance, process and finalize all required legal documents and fund the investment.

•	Post-Investment: We continuously monitor the status and progress of our portfolio companies, as well as our investment thesis developed at the time of investment. We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. The same investment team leader that was involved in the investment process will continue to be involved in the portfolio company post-investment. This approach provides continuity of knowledge and allows the investment team to maintain a strong business relationship with the financial sponsor, business owner and key management of our portfolio companies. As part of the monitoring process, members of our investment team will analyze monthly, quarterly and annual financial statements against previous periods, review financial projections, meet with the financial sponsor and management (when necessary), attend board meetings (when appropriate) and review all compliance certificates and covenants. Our investment team generally meets once per month with senior management to review the performance of each of the portfolio companies.

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook. The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

•	Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•	Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•	Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially. Interest and principal payments on our investment are likely to be impaired.

Determination of Net Asset Value and Portfolio Valuation Process

We determine our NAV per share on a quarterly basis. The NAV per share is equal to our total assets minus liabilities divided by the total number of shares of common stock outstanding.

We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820, and a valuation process approved by our board of directors and in accordance with the 1940 Act. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

We undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments. Our board of directors is ultimately responsible for overseeing, reviewing and approving, in good faith, our determination of the fair value of each investment in our portfolio. The valuation process is led by the finance department in conjunction with the investment teams. Valuations of each portfolio security are prepared quarterly by the finance department using updated portfolio company financial and operational information. Each investment valuation is also subject to review by the executive officers and investment teams.

In conjunction with the internal valuation process, we have engaged multiple independent consulting firms that specialize in financial due diligence, valuation and business advisory services to provide third-party valuation reviews of the majority of our investments on a quarterly basis. Our board of directors is ultimately responsible for determining the fair value of our investments in good faith.

COMPETITION

We compete for attractive investment opportunities with other financial institutions, including business development companies, junior capital lenders, and banks. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team and our responsive and efficient investment analysis and decision-making processes. However, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Furthermore, our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may be unable to take advantage of attractive investment opportunities and may be unable to identify and make investments that satisfy our investment objectives or meet our investment goals.

DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP which provides for the reinvestment of dividends on behalf of our shareholders. Under the DRIP, if we declare a dividend, registered shareholders who have opted into the DRIP as of the dividend record date will have their dividend automatically reinvested into additional shares of our common stock. The share requirements of the DRIP may be satisfied through open market purchases of common stock by the DRIP plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

CSWC is a closed-end, non-diversified management investment company. CSWC has elected to be treated as a BDC under the 1940 Act. In addition, we have elected for CSWC to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for U.S. federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

•	We report our investments at market value or fair value with changes in value reported through our consolidated statements of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our board of directors. Changes in these values are reported through our statements of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value and Portfolio Valuation Process” above.

•	We intend to distribute substantially all of our income to our shareholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to shareholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source of income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We intend to distribute to our shareholders substantially all of our income. We may, however, make deemed distributions to our shareholders of any retained net long-term capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.” We met the minimum distribution requirements for tax years 2014, 2015 and 2016 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

In addition, we have a Taxable Subsidiary which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable

Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC tax treatment and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in our Consolidated Statements of Operations.

•	Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage test. While the use of leverage may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if our returns on investments are less than the costs of borrowing.

•	We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bonding and investment custody arrangements. See “Regulation as a Business Development Company” below.

EMPLOYEES

As of June 30, 2017, we had 16 employees, each of whom was employed by our management company, CSMC. These employees include our corporate officers, investment and portfolio management professionals and administrative staff. All of our employees are located in our principal executive offices in Dallas, Texas.

PROPERTIES

We do not own any real estate or other physical properties. We maintain our offices at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, where we lease approximately 9,261 square feet of office space pursuant to a lease agreement expiring in January 2022. We believe that our offices are adequate to meet our current and expected future needs.

LEGAL PROCEEDINGS

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. As of the date hereof, we are not a party to, and none of our assets are subject to, any material pending legal proceedings and are not aware of any claims that could have a materially adverse effect on our financial position, results of operations or cash flows.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of June 30, 2017, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. The following table excludes our investments in marketable securities and temporary investments.

Portfolio Company(1)	Type of Investment(2)	Business Description	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
Non-control/Non-affiliate Investments(5)
AAC HOLDINGS	First Lien	Provider of substance abuse treatment services	L+6.75% (Floor 1.00%)	6/28/2023	$9,500,000	$9,262,500	$9,381,250
200 Powell Place Brentwood, TN 37027
AG KINGS HOLDINGS(8)	First Lien	Specialty food retailer	L+8.50% (Floor 1.00%)	8/8/2021	9,850,000	9,679,554	9,850,000
700 Lanidex Plaza Parsippany, NJ 07054
AMERICAN TELECONFERENCING	First Lien	Provider of audio conferencing and video collaboration solutions	L+6.50% (Floor 1.00%)	12/8/2021	6,644,670	6,477,514	6,640,550
3280 Peachtree Road NE Suite 1000 Atlanta, GA 30305	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,932,383	1,986,910
AMWARE FULFILLMENT	First Lien	Provider of logistics fulfillment services	L+9.50% (Floor 1.00%)	5/21/2019	12,897,500	12,713,209	12,897,500
4505 Newpoint Place Lawrenceville, GA 30043
ARGON MEDICAL DEVICES	Second Lien	Manufacturer of medical devices	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,875,571	5,000,000
5151 Headquarters Drive Suite 210 Plano, TX 75024
BINSWANGER CORP.	First Lien	Service provider for glass and aluminum products	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,999,838	12,999,838
965 Ridge Lake Blvd., Suite 305 Memphis, TN 38120	900,000 shares of common stock		—	—	—	900,000	762,000

						13,899,838	13,761,838
CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,962,500	4,918,439	4,969,746
12181 Bluff Creek Drive 5th Floor Playa Vista, CA 90094

Portfolio Company(1)	Type of Investment(2)	Business Description	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
CAST AND CREW PAYROLL, LLC	Second Lien	Provider payroll services to entertainment & media industries	L+7.75% (Floor 1.00%)	8/12/2023	$3,705,263	$3,686,111	$3,631,158
2300 Empire Avenue 5th Floor Burbank, CA 91504
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Provider of corrosion control solutions	—	—	—	8,000,000	5,825,000
13813 FM 529 Rd. Houston, TX 77041
DIGITAL RIVER, INC.	First Lien	Provider of eCommerce platform and payment solutions	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,003,283	7,067,446
10380 Bren Road West Minnetonka, MN 55343
DIGITAL ROOM INC.	Second Lien	Provider of eCommerce printing solutions	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,868,326	6,872,622
8000 Haskell Avenue Van Nuys, CA 91406
DUNN PAPER, INC.	Second Lien	Supplier of paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,944,563	2,970,000
218 Riverview St. Port Huron, MI 48060
ELITE SEM, INC.(8)	First Lien	Digital media agency	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,875,016	12,150,000
142 W 36th Street, Fl 11 New York, NY 10018	1,000 shares of common stock		12% PIK	—	—	1,049,667	1,383,000

						12,924,683	13,533,000
LIGHTING RETROFIT INTERNATIONAL(13)	First Lien	Provider of energy efficiency services	L+9.25% (Floor 1.00%)	6/30/2022	15,000,000	14,748,115	14,748,115
750 MD Route 3 South Suite 19 Gambills, MD 21054	396,825 shares of Series B preferred stock		—	—	—	500,000	500,000

						15,248,115	15,248,115
PREPAID LEGAL SERVICES, INC.	Second Lien	Provider of legal plans	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,958,420	5,040,625
One Pre-Paid Way Ada, OK 74820

Portfolio Company(1)	Type of Investment(2)	Business Description	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
REDBOX AUTOMATED RETAIL	First Lien	Entertainment kiosk supplier	L+7.50% (Floor 1.00%)	9/27/2021	7,437,500	7,231,067	7,480,862
1800 114th Avenue SE Bellevue, WA 98004
RESEARCH NOW GROUP, INC.	Second Lien	Data collection servicer	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,921,461	6,965,000
5800 Tennyson Parkway Suite 600 Plano, TX 75024
RESTAURANT TECHNOLOGIES, INC.	Second Lien	Solution provider to foodservice industry	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,450,606	3,482,500
2250 Pilot Knob Road Suite 100 Mendota Heights, MN 55120
RJO HOLDINGS CORP.(14)	First Lien	Futures commission merchant	L+9.50% (Floor 1.00%)	5/5/2022	7,500,000	7,426,849	7,426,849
222 S. Riverside Plaza Suite 1200 Chicago, IL 60606
TAX ADVISORS GROUP(13)	Senior subordinated debt	Provider of tax consulting	10.00% / 2.00% PIK	12/23/2022	4,601,533	4,509,739	4,509,739
12400 Coit Road Suite 1270 Dallas, TX 75251	143.3 Class A units		—	—	—	541,176	541,176

						5,050,915	5,050,915
VISTAR MEDIA INC.	First Lien	Digital marketing firm	L+10.00% (Floor 1.00%)	2/16/2022	8,250,000	7,464,254	8,105,625
1420 Walnut Street Philadelphia, PA 19102	Warrants		—	—	—	886,000	1,362,000

						8,350,254	9,467,625
WASTEWATER SPECIALTIES	First Lien	Provider of industrial cleaning services	L+8.75% (Floor 1.00%)	4/18/2022	11,000,000	10,813,640	10,813,640
2205 Industrial Drive Sulphur, LA 70665
WATER PIK, INC.	Second Lien	Consumer health products designer and supplier	L+8.75% (Floor 1.00%)	1/8/2021	4,254,386	4,175,679	4,275,658
1730 East Prospect Road Fort Collins, CO 80525
WINZER CORPORATION	Senior subordinated debt	Distributor of industrial products	11.00%	6/1/2021	8,100,000	7,982,208	8,031,150
4060 E. Plano Parkway Plano, TX 75074

Total Non-control/Non-affiliate Investments						$186,795,188	$187,669,959

Portfolio Company(1)	Type of Investment(2)	Business Description	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
Affiliate Investments(6)
CHANDLER SIGNS, LP(13)	Senior subordinated debt	Commercial exterior sign provider	12.00%	7/4/2021	$4,500,000	$4,428,684	$4,428,684
3201 Manor Way Dallas, TX 75235	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,381,000

						5,928,684	6,809,684

Total Affiliate Investments						$5,928,684	$6,809,684

Control Investments(7)
I-45 SLF LLC(9),(10),(11)	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$67,535,416
5400 LBJ Freeway Suite 1300 Dallas, TX 75240
MEDIA RECOVERY, INC.(11)	800,000 shares of Series A convertible preferred stock	Manufacturer and distributor of monitoring devices	—	—	—	800,000	5,277,488
510 Corporate Drive Graham, TX 76450	4,000,002 shares of common stock		—	—	—	4,615,000	30,444,512

						5,415,000	35,722,000

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Provider and servicer of spill containment systems	6% PIK	—	—	2,799,768	3,463,000
4100 International Plaza Suite 538 Fort Worth, TX 76109	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	5,382,000

						6,003,990	8,845,000

Total Control Investments						$76,218,990	$112,102,416

TOTAL INVESTMENTS(12)						$268,942,862	$306,582,059

(1)	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
(2)	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
(3)	The majority of investments bear interest at a rate that may be determined by reference to LIBOR, which we may refer to as “L” or Prime, which we may refer to as “P” and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind, or PIK, interest.
(4)	Investments are carried at fair value in accordance with the 1940 Act and FASB, ASC 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our board of directors. See Note 4 to the consolidated financial statements.
(5)	Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At June 30, 2017, approximately 61.2% of the Company’s investment assets are non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 65.3%.
(6)	Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At June 30, 2017, approximately 2.2% of the Company’s investment assets are affiliate investments. The fair value of these investments as a percent of net assets is 2.4%.
(7)	Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where greater than 50% of the board representation is maintained. At June 30, 2017, approximately 36.6% of the Company’s investment assets are control investments. The fair value of these investments as a percent of net assets is 39.0%.

(8)	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
(9)	Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2017, 21.7% of the Company’s total investments were non-qualifying assets.
(10)	The investment has approximately $3.2 million unfunded commitment as of June 30, 2017.
(11)	Income producing through dividends on distributions.
(12)	As of June 30, 2017, the cumulative gross unrealized appreciation for U.S. federal income tax purposes is approximately $39.1 million; cumulative gross unrealized depreciation for U.S. federal income tax purposes is $2.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $269.1 million.
(13)	Lighting Retrofit International Series B preferred stock, Tax Advisors Group Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.
(14)	The investment is structured as a first lien first out term loan and earns less interest than the stated rate.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, or NCG Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our board of directors consists of six members. The board has determined that five of our current directors David R. Brooks, Jack D. Furst, T. Duane Morgan, William R. Thomas III and John H. Wilson are independent, as “independence” is defined by Nasdaq Marketplace Rules and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. This means that none of the independent directors has any direct or indirect material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us. As a result, the board has a majority of independent directors on the board as required by Nasdaq Marketplace Rules.

Directors

Information regarding our current board of directors is set forth below as of October 6, 2017. The business address for each director is c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Name and Age	Position Held with Company	Year First Elected or Appointed	Principal Occupation
Independent Directors
David R. Brooks (58)	Chairman of the Board	2017	Chairman and Chief Executive Officer of Independent Bank Group, Inc.
	Director	2014
Jack D. Furst (58)	Director	2014	Founder of Oak Stream Investors
T. Duane Morgan (67)	Director	2012	Former/Retired Senior Vice President of Gardner Denver, Inc.
William R. Thomas III (46)	Director	2014	President of Thomas Heritage Foundation
John H. Wilson (74)	Director	1988	President of U.S. Equity Corporation
Interested Director
Bowen S. Diehl (48)	Director, President and Chief Executive Officer	2015	President and Chief Executive Officer of Capital Southwest Corporation

Executive Officers

Our executive officers serve at the discretion of our board of directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of October 6, 2017):

Name	Age	Position(s) Held
Bowen S. Diehl	48	Director, President and Chief Executive Officer
Michael S. Sarner	45	Chief Financial Officer, Secretary and Treasurer

The address for each executive officer and significant employee is c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Biographical Information

The board has determined that Messrs. Brooks, Furst, Morgan, Thomas and Wilson are “independent” as defined by Nasdaq Marketplace Rules and are not “interested persons” for purposes of the 1940 Act.

Independent Directors

David R. Brooks is the Chairman of the board of CSWC. Mr. Brooks is the Chairman of the board, Chief Executive Officer, and a director of Independent Bank Group, Inc. (Nasdaq:IBTX), a publicly-traded bank holding company with approximately $5.9 billion in assets. Mr. Brooks previously served on the board of managers of Noel-Levitz, LLC, a large national higher education consulting company. He also previously served on the board of trustees of Houston Baptist University. Mr. Brooks has over 35 years of experience in the financial services industry and previously served as the chief financial officer at Baylor University. Mr. Brooks holds Bachelor and Master degrees in Business Administration from Baylor University. CSWC benefits from Mr. Brooks’ extensive experience in overseeing the operations and growth of a bank holding company, his executive expertise in public and private companies, his significant experience as a director of public and private companies, and his expertise in financial matters.

Jack D. Furst is the founder of Oak Stream Investors, a private investment firm he started in 2008. Mr. Furst has over 25 years of experience in leveraged acquisitions and private investments. He joined HM Capital Partners LLC, a private equity firm, in 1989, the year it was formed (as Hicks, Muse, Tate & Furst, Inc.). Until 2008, he was a partner in HM Capital and was involved in all aspects of the firm’s business, including originating, structuring and monitoring HM Capital’s investments. Prior to joining HM Capital, Mr. Furst served as a Vice President and subsequently a partner of Hicks & Haas from 1987 to 1989. From 1984 to 1986, Mr. Furst was a mergers and acquisitions/corporate finance specialist for The First Boston Corporation in New York. Before joining First Boston, Mr. Furst was a Financial Consultant at PricewaterhouseCoopers. Mr. Furst received his Bachelor of Science degree with honors from the College of Business Administration at Arizona State University and his Masters of Business Administration degree with honors from the Graduate School of Business at The University of Texas at Austin. CSWC benefits from Mr. Furst’s senior executive and extensive private equity experience and his significant experience as a director of public and private companies.

T. Duane Morgan is the retired former President of the Engineered Products Group (EPG) of Gardner Denver, a global industrial manufacturer. Under Mr. Morgan, the EPG at Gardner Denver generated $1.1 billion of revenue across four divisions and 22 production facilities in the US, China, Germany, UK and Sweden. He spent almost 10 years with Gardner Denver until it was sold to Kohlberg Kravis Roberts (KKR) in July 2013 for $3.9 billion. Following the sale, Mr. Morgan continued as a Senior Vice President of Gardner Denver and advisor to KKR through July 2014, advising on matters including operational transition and strategy, as well as making presentations to ratings agencies that resulted in favorable financing for KKR and the new company. Prior to Gardner Denver, Mr. Morgan spent 20 years with Cooper Cameron, serving as President or Vice President of several of Cooper Cameron’s major divisions. Mr. Morgan also serves on the board of SACHEM, Inc., a privately-held specialty chemical company. Mr. Morgan holds a Bachelor of Science in Mathematics from McNeese State University and a Masters of Business Administration from Louisiana State University. He served as an Army Air Defense Artillery Officer in South Korea. Mr. Morgan is a National Association of Corporate Directors, or NACD, Governance Fellow. CSWC benefits from Mr. Morgan’s track record, spanning decades, of successful executive leadership through multiple economic cycles.

William R. Thomas III is a private investor who provides leadership for, and invests in, organizations that create financial return, social impact or both. He has served as President of the Thomas Heritage Foundation since 2008, a nonprofit and grant-making corporation. He manages personally and on behalf of Thomas Heritage Partners, Ltd. approximately 3.7% of the outstanding shares of the Company. Mr. Thomas was a deal professional with CSWC from 2006 to 2012. During this time, Mr. Thomas made, enhanced and monetized investments in stand-alone private companies and add-on opportunities, served on the boards of eleven private companies, and oversaw valuation and regulatory compliance. From 2004 to 2006, Mr. Thomas earned his M.B.A. from Harvard Business School. During a portion of his time at Harvard, Mr. Thomas served as a consultant to private equity clients at Investor Group Services. From 1993 through 2004, Mr. Thomas served in the United States Air Force as a pilot in multiple aircraft and led training, safety, acquisition and logistics operations, achieving the rank of Major. Mr. Thomas serves as a director of Encore Wire Corporation (WIRE), is recognized as a National Association of Corporate Directors (NACD) Board Leadership Fellow and graduated from the United States Air Force Academy. CSWC benefits from Mr. Thomas’ history with the Company, his investment experience and his perspective as a major shareholder of the Company.

John H. Wilson has been President of U.S. Equity Corporation, a private investment company, since 1983. He has over 45 years of experience as an executive or investor in numerous companies in the banking, insurance, manufacturing, communications, health and transportation industries. Mr. Wilson is also a director of Encore Wire Corporation (Nasdaq:WIRE). Mr. Wilson has a Bachelor of Business Administration degree from Baylor University. CSWC benefits from Mr. Wilson’s diverse industry experience, his significant experience as a director of public and private companies, and his experience as both an executive and an investor in numerous companies.

Interested Directors

The board has determined that Mr. Diehl is an “interested person” as defined in the 1940 Act due to his position as an officer of the Company.

Bowen S. Diehl has served as President and Chief Executive Officer and as a director of CSWC since October 2015. Mr. Diehl joined CSWC in March 2014 and served as its Chief Investment Officer from March 2014 to October 2015. Prior to joining CSWC, Mr. Diehl was employed by American Capital, Ltd., a publicly traded private equity firm and global asset manager. From 2007 to 2014, he served as Co-Head of American Capital’s Sponsor Finance Group, the group responsible for the majority of American Capital’s middle market lending business. From 2001 to 2007, he served as a senior investment professional in the Dallas Office of American Capital. Mr. Diehl has sourced, structured and managed investments that have included senior and subordinated debt, as well as preferred and common equity in both control and non-control structures. Mr. Diehl’s investment experience relates to a variety of industries including healthcare, business services, industrial manufacturing and consumer finance. Prior to American Capital, Mr. Diehl was a Vice President in Investment Banking at Merrill Lynch, where he gained experience working with companies in the exploration and production, oilfield services, natural gas pipeline, natural gas gathering and processing, homebuilding and semiconductor sectors. Prior to joining Merrill Lynch, Mr. Diehl was a Vice President in the Global Oil and Gas Group at Chase Securities Inc., completing numerous transactions in the upstream and midstream oil and gas sectors. Mr. Diehl earned a Bachelor of Engineering degree, with majors in Environmental/Geotechnical Engineering and Economics, from Vanderbilt University and a Masters of Business Administration from the University of Texas at Austin. In his capacity as President and Chief Executive Officer, Mr. Diehl is an “interested person” under the 1940 Act. CSWC benefits from Mr. Diehl’s extensive experience as a senior investment professional as well as his knowledge of the business development company industry.

Non-Director Executive Officers

Michael S. Sarner, has served as our Chief Financial Officer since October 2015. Before that, he served as a Senior Vice President of CSWC since July 2015. Prior to joining CSWC, from 2000 to 2015, Mr. Sarner was the Senior Vice President, Treasury at American Capital, Ltd., a publicly traded private equity firm and global asset manager. Mr. Sarner was responsible for capital raising, debt capital markets, corporate restructurings, financial planning, corporate development of strategic initiatives, and system implementations of budget and treasury solutions. During the course of his career, he has raised over $6 billion in debt capital in term securitizations, secured revolving lines of credit, unsecured notes, and term loans to support middle market platforms. Mr. Sarner has also led both corporate and debt restructurings, serving as both the strategic lead internally and the external liaison to over 20 financial institutions involved in the negotiations. Prior to joining American Capital, Mr. Sarner served in various roles in the accounting and finance fields performing and managing due diligence, raising debt and equity capital, and performing audits in public accounting. Mr. Sarner holds a Bachelor of Business Administration in Accounting from James Madison University and a Masters of Business Administration in Finance from George Washington University. Mr. Sarner holds an inactive Certified Public Accountant License in the Commonwealth of Virginia.

CORPORATE GOVERNANCE

During our fiscal year ended March 31, 2017, the board held nine meetings and acted by unanimous written consent two times. In fiscal 2017, each director attended at least 75% of the aggregate of (1) the total number of meetings of the board (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the board on which he served (held during the periods that he served), except the total attendance of Mr. Furst was less than 75% due to illness and extenuating circumstances. Mr. Furst was briefed in detail on all matters covered at all of these meetings, which included receipt and discussion of all presentation materials provided to the full board of directors at each meeting. In addition, Mr. Furst has made himself available to the management team between meetings to consult on specific matters in which his extensive investment and management experience can benefit us. We do not have a formal policy on director attendance at the annual meeting of shareholders; however, attendance is encouraged. All directors attended our 2017 annual stockholder meeting.

The board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The board understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Accordingly, the board seeks to fulfill its responsibilities by continually seeking the appropriate board leadership and corporate governance for CSWC.

Currently, the offices of Chairman of the board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the board and Chief Executive Officer. The board believes that the separation of the offices is in the best interests of the Company at this time and is an integral part of good corporate governance and the succession planning process.

No single leadership model is right for all companies at all times. Our board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our board periodically reviews its leadership structure.

The board appoints the members of the Audit Committee, Compensation Committee and the NCG Committee. Each of these committees has a written charter approved by the board. These committee charters are available on our website at www.capitalsouthwest.com/governance. The current members of the committees are identified in the following table:

Director	Audit	Compensation	Nominating/ Corporate Governance
David R. Brooks	X	X	X
Jack D. Furst	Chair	X	X
T. Duane Morgan	X	X	Chair
William R. Thomas III	X	X	X
John H. Wilson	X	Chair	X

Executive Sessions

Our independent directors have regularly scheduled executive sessions in which they meet without the presence of management or management directors. These executive sessions occur after each regularly scheduled meeting of the board.

BOARD COMMITTEES

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of the Company’s financial statements. The responsibilities of the Audit Committee include:

•	engaging the Company’s independent registered public accounting firm and conducting an annual review of the independence of that firm;

•	pre-approving and approving all audit and non-audit engagements with the Company’s independent registered public accounting firm;

•	reviewing the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm, including disclosures regarding internal controls;

•	reviewing with the independent registered public accounting firm the scope and the planning of the annual audit;

•	reviewing and discussing with management the results of the audit of the independent registered public accounting firm;

•	discussing risk assessment and corporate policies with respect to financial reporting and valuation of our investments and the Company’s financial risk exposure;

•	approving related party transactions exceeding $50,000 in aggregate value;

•	overseeing investigations into complaints concerning accounting, internal accounting controls and auditing matters;

•	reviewing the adequacy of the Audit Committee charter on an annual basis; and

•	preparing the Audit Committee report to be included in our annual proxy statement.

During fiscal 2017, the Audit Committee met nine times. The board has determined that each member of the Audit Committee is “independent” as independence for audit committee members is defined by Nasdaq Marketplace Rules and is not an “interested person” as defined by the 1940 Act. The board has also determined that each of the Audit Committee members is financially literate and that each of Mr. Brooks and Mr. Furst is an “audit committee financial expert” as defined by the SEC and Nasdaq Marketplace Rules. In discharging its oversight role, the Audit Committee has authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of CSWC and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

On June 12, 2017 the audit committee approved the engagement of RSM US LLP as the Company’s independent registered public accounting firm for the company’s fiscal year ending March 31, 2018, replacing Grant Thornton LLP, our prior independent registered public accounting firm.

Nominating/Corporate Governance Committee

The responsibilities of the NCG Committee include:

•	developing and recommending corporate governance principles and procedures applicable to the board and the Company’s employees;

•	establishing criteria for selection of potential directors, taking into consideration an established set of desired attributions, and periodically assessing the criteria to ensure they are consistent with best practices and the goals of the Company;

•	reviewing the qualifications, performance and independence of board members pursuant to criteria and procedures established by the NCG Committee and making recommendations whether each director should stand for re-election when his or her term expires;

•	reviewing annually with the board the composition of the board as a whole and recommending, if necessary, measures to be taken so that the board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the board and so that the board meets Nasdaq Marketplace Rules and/or any other regulatory requirements;

•	identifying individuals qualified to become members of our board consistent with the criteria approved by the board in our Corporate Governance guidelines and recommending to the board a slate of director nominees for each annual meeting of our shareholders;

•	considering and evaluating shareholder nominees for election to the board;

•	recommending to the board the removal of a director where appropriate;

•	establishing criteria for membership on the board for appointments to and removal from the committees;

•	reviewing and re-examining the NCG Committee Charter periodically and making recommendations to the board with respect to any proposed changes;

•	reviewing annually its own performance against the responsibilities outlined in its charter and as otherwise established by the board;

•	reviewing, at least once annually, the insider trading and related policies adopted by the board to assure that they are appropriate for us and comply with the requirements of Nasdaq Marketplace Rules and/or any other regulatory requirements, recommending to the board any desirable changes to the Code of Conduct and Ethics, considering any other corporate governance issues that arise from time to time and developing appropriate recommendations for the board related to any such issues;

•	overseeing and establishing appropriate procedures for the annual evaluation of the board and management; and

•	developing and recommending to the board a set of corporate governance guidelines applicable to the Company, reviewing them annual and, if appropriate, recommending changes to the corporate governance guidelines to the board.

Qualifications for Director Nominees. In considering director nominees, the NCG Committee considers a number of factors, including the following:

•	significant experience that is relevant and beneficial to the board and CSWC;

•	the ability and willingness to make sufficient time commitments to our affairs in order to perform their duties as directors, including regular attendance at board and committee meetings;

•	consistent demonstration of strong character and integrity;

•	the ability and willingness to represent the best interests of our shareholders; and

•	whether the nominee is “independent” as determined in accordance with the rules promulgated by the SEC, the Nasdaq Marketplace Rules and/or any other regulatory requirements and the Company’s corporate governance guidelines.

During fiscal 2017, the NCG Committee met two times. The board has determined that each member of the NCG Committee is “independent” as independence for compensation committee members is defined by Nasdaq Marketplace Rules and is not an “interested persons” as defined by the 1940 Act.

Consideration of Director Nominees of Shareholders. The NCG Committee will consider nominees for directors whose names are submitted in writing by a holder of our common stock. Nominations must be addressed to Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attention: Chairman of the NCG Committee, indicating the nominee’s qualification, and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director. In order to be considered for the next annual election of directors, any such written request must comply with the requirements in our bylaws.

The NCG Committee will evaluate director nominees recommended by a shareholder, current board member or other person according to the same criteria as a nominee identified by the NCG Committee. While the NCG Committee has the ability to retain a third party to assist in the nomination process, we have not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.

Compensation Committee

The Compensation Committee has the sole authority and responsibility for establishing, administering and reviewing the Company’s policies, programs and procedures for compensating our executive officers and members of the board. The functions and responsibilities of the Compensation Committee include:

•	reviewing, at least annually, the goals and objectives and the structure of CSWC’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement plans);

•	making recommendations to the board with respect to any new equity or other incentive compensation plans or any changes in the objectives and structure of existing plans;

•	reviewing and evaluating annually the performance of the Company’s executive officers, in light of the goals and objectives of CSWC’s executive compensation plans, and to determine executive compensation;

•	overseeing, in consultation with the Chief Executive Officer, the annual evaluation of other executive officers and key employees;

•	recommending grants of equity-based compensation awards to any officer or other employee;

•	meeting with management to review and discuss the Compensation Discussion and Analysis included in our annual proxy statement; and

•	reviewing and reassessing annually the adequacy of the Compensation Committee Charter and recommending any changes to the board.

During fiscal 2017, the Compensation Committee met two times. The board has determined that each member of the Compensation Committee (a) meets Nasdaq Marketplace Rules with respect to independence and all other applicable legal requirements, (b) is a “non-employee director” as that term is defined under Rule 16b-3 promulgated under the Exchange Act, and (c) is an “outside director” as that term is defined under Section 162(m) of the Code. The Compensation Committee may retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Compensation Committee Interlocks and Insider Participation

During fiscal 2017, no member of the Compensation Committee was an officer or employee of our Company or any of our subsidiaries. In addition, none of our executive officers served on the board of directors or on the compensation committee of any other entity, for which any executive officers of such other entity served either on our board or on our Compensation Committee.

Board and Committee Evaluations

Our Guidelines on Governance require the board and each committee of the board to conduct an annual self-evaluation to determine whether the board or committee is functioning effectively. The review focuses on the performance of the entire board or the committee. In connection with each annual performance evaluation, the board or committee surveys and receives comments from each director or committee member regarding an assessment of the board’s or the committee’s performance. The board also reviews the NCG Committee’s recommendations concerning the performance and effectiveness of the board and each of its committees. The NCG Committee will also review the individual performance of a director as circumstances warrant.

During fiscal 2017, the board engaged a third party consultant to conduct an evaluation of the governance processes and procedures, and the skill sets and backgrounds of the board members, compared to industry best practices. The third party consultant presented its evaluation to the board and provided their recommendations.

Our bylaws provide that the board may increase or decrease the number of directors by resolution of the board, provided that the tenure of office of any incumbent director will not be affected by any decrease in the number of directors. Our bylaws also provide that any vacancy may be filled either by a majority of the remaining directors or by our shareholders at an annual meeting or a special meeting called for that purpose. Any director elected to fill a vacancy will hold office until the next annual election of directors and until a successor is elected and qualified.

Guidelines on Governance and Codes of Ethics

The board has adopted Corporate Governance Guidelines to address significant corporate governance issues. These guidelines provide a framework for our corporate governance initiatives and cover a variety of topics, including the role of our board, board selection and composition, board committees, board operation and structure, board orientation and evaluation, board planning and oversight functions and stock ownership guidelines. The NCG Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the board any changes to the guidelines.

The board has also adopted a Code of Conduct and pursuant to Rule 17j-1 of the 1940 Act, a Code of Ethics, which are designed to help officers, managers and employees resolve ethical issues in an increasingly complex business environment. It covers topics such as reporting unethical or illegal behavior, compliance with the law, share trading, conflicts of interest, fair dealing, protection of our assets, disclosure of proprietary information, internal controls, personal community activities, business records, communication with external audiences and obtaining assistance to help resolve ethical issues. Personnel subject to the code may invest in securities for their personal investment accounts including securities that may be purchased or held by us, so long as those investments are made in accordance with the code’s requirements. Certain transactions involving certain persons closely related to us, including our directors, officers and employees, may require approval of the SEC. However, the 1940 Act ordinarily does not restrict transactions between us and our portfolio companies.

Our Corporate Governance Guidelines, Code of Conduct and Code of Ethics are publicly available on the Investor Relations section of our website under “Corporate Governance” at www.capitalsouthwest.com/governance. You may read and copy the code of ethics or any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our code of ethics, after paying a duplicating fee, by electronic request at the following URL: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Risk Oversight

The board has an active role in overseeing management of CSWC’s risk. The board regularly reviews information regarding CSWC’s operational, financial, legal, regulatory, strategic and reputational risks which are usually conveyed to the board by the senior management of CSWC. Because overseeing risk is an ongoing process and inherent in CSWC’s strategic decisions, the board discusses risk throughout the year during its meetings in relation to specific proposed actions. The board delegates certain risk management oversight to the board committees. While the board oversees CSWC’s overall risk management, management is responsible for the day-to-day risk management process.

The primary areas of risk oversight for which the board and each board committee is responsible are summarized in the chart below.

Board/Committee	Primary Areas of Risk Oversight
Board	Strategic, financial and executive risks and exposures associated with the annual operating plan and strategic plan; legal and regulatory exposures and other current matters including cybersecurity and information systems risk that may present material risk to our operations, plans, prospects or reputations; material acquisitions and divestitures.

Audit Committee	Risks and exposures associated with accounting, auditing, reporting, financial practices (including the integrity of CSWC’s financial statements and related systems of internal controls), administration and financial controls, compliance with legal and regulatory requirements, including ethical business standards, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the internal audit function. The Audit Committee also has the direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm, including the performance of any non-audit services.

Compensation Committee	Risks and exposures associated with compensation, severance agreements, any succession plans and incentive and equity-based compensation plans for Company employees and non-employee members of the board, including with respect to compliance of compensation plans and arrangements with applicable regulations.

Nominating/Corporate Governance Committee	Risks and exposures related to governance of CSWC and to the composition and organization of the board including nominations and qualification criteria for membership, board size, and board education and evaluation.

Communication with the Board

Shareholders and interested parties who wish to communicate with any member of the board may do so by writing to: Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attention: Board of Directors.

Mr. Furst currently reviews all correspondence addressed to the board, or any individual board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Furst will summarize all correspondence not forwarded to the board and make the correspondence available to the board for its review at the board’s request. Mr. Furst will forward shareholder communications to the board prior to the next regularly scheduled meeting of the board following the receipt of the communication as appropriate.

Board Composition

The NCG Committee seeks directors with established, strong professional reputations and experience in areas relevant to our investment strategy. Each of our directors holds or has held senior executive positions in large, complex organizations and has experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Each of our directors also has experience serving on or advising boards of directors and board committees of other organizations and has an understanding of corporate governance practices and trends.

The NCG Committee also believes that each of our directors has other key attributes that are important to an effective board: integrity, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborate fashion, and the ability and commitment to devote significant time and energy to serve on the board and its committees. The NCG Committee takes into account diversity considerations in determining the director nominees and planning for director succession and believes that, as a group, our directors bring a diverse range of perspectives to the board’s deliberations.

In addition to the above, the NCG Committee also considered the specific experience described in the biographical information that follows in determining to nominate the individuals set forth below for election as directors.

Director Qualifications

The NCG Committee reviews with the board on an annual basis the appropriate skills and characteristics required of board members in the context of the then-current composition of the board. This assessment includes, in addition to qualities of intellect, integrity and judgment, business experience and knowledge, reputation and character, issues of diversity, relevant industry and trade association knowledge and participation, accounting and financial expertise, public company experience, willingness and ability to devote the time and effort required to effectively serve on the board and relevant legal and regulatory qualifications. The NCG Committee makes this determination in the context of an assessment of the perceived needs of the board at that point in time.

The board recognizes that its members benefit from service on the boards of other companies. We encourage that service but also believe it is critical that directors have the ability to dedicate sufficient time to their service on our board.

COMPENSATION OF DIRECTORS

Directors who are not employed by the Company receive an annual retainer of $102,000 for service as a director. Directors are also reimbursed for travel expenses related to attending board meetings. The non-executive Chairman of the board and committee chairs also receive additional annual fees as follows:

Position	Annual Fee
Non-Executive Chairman of the Board	$30,000
Audit Committee Chair	15,000
Compensation Committee Chair	10,000
Nominating/Corporate Governance Committee Chair	8,000

The following table sets forth the total compensation paid to our non-employee directors for fiscal 2017. During fiscal 2017, we did not grant any equity awards or pay or accrue any pension or retirement benefits for our non-employee directors.

Name	Fees Earned or Paid in Cash	Total
Joseph B. Armes	$132,000	$132,000
David R. Brooks	117,000	117,000
John H. Wilson	112,000	112,000
T. Duane Morgan	110,000	110,000
Jack D. Furst	102,000	102,000
William R. Thomas III	102,000	102,000

In October 2015, the NCG Committee adopted a stock ownership policy for members of the board. This policy requires each non-employee director to own shares of CSWC stock equal to 2.5 times the annual director retainer, or $255,000. Each director has five years to establish this required minimum ownership position.

For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see “Control Persons and Principal Stockholders”.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation earned by our Named Executive Officers, or NEOs, in fiscal 2017 who were:

•	Bowen S. Diehl, President and Chief Executive Officer, or CEO, and

•	Michael S. Sarner, Chief Financial Officer, or CFO, Secretary and Treasurer.

Compensation Philosophy

The Compensation Committee has the primary authority to establish our compensation philosophy and the actual compensation levels for the NEOs and to administer all executive compensation arrangements and policies. The compensation programs of the Company adopted by our Committee are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives and the interests of shareholders, which we believe will contribute to the achievement of long-term sustainable investment returns. The key elements of our compensation philosophy include: (1) designing compensation programs that enable us to attract and retain the best talent in the industry in which we compete; (2) aligning executive compensation packages with the Company’s performance; and (3) using long-term equity awards to align employee and shareholder interests.

The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	sourcing and pursuing attractively priced investment opportunities in both UMM and LMM companies;

•	achievement of income and capital gains to sustain and grow the Company’s dividend payments;

•	maintenance of liquidity and capital flexibility to accomplish the Company’s business objectives, including the preservation of investor capital;

•	attainment of superior risk-adjusted returns on the Company’s investment portfolio; and

•	professional development and growth of individual executives, the management team and other employees.

The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Our CEO assists the Compensation Committee by providing recommendations regarding the compensation of our CFO and other key employees based on the compensation objectives set by the Compensation Committee as well as current business conditions. The Compensation Committee exercises its discretion by modifying or accepting his recommendations. The Compensation Committee determines the CEO’s compensation without assistance or consultation. The CEO routinely attends a portion of the Compensation Committee meetings. However, the Compensation Committee meets in executive session without the CEO or other members of executive management from time to time.

To determine the competitiveness of executive compensation levels, the Compensation Committee analyzes a group of BDCs, both internally and externally managed. Items reviewed included corporate and, to the extent available, executive performance measures established to achieve total returns for shareholders. However, the Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies. This is in part due to the fact that there are few internally managed BDCs and none of them are directly comparable to the Company with respect to business strategies, assets under management, typical investment size and market capitalization. Moreover, many externally managed BDCs do not publicly report the compensation of their executive officers. While various salary surveys from other private sources may become available to the Company with regard to these private entities, the Company believes that, among other reasons, without accurate, publicly disclosed information that would serve as benchmarks, it is not appropriate for the Company to set formal benchmarking procedures.

The Compensation Committee has from time to time engaged an independent compensation consultant to assist the Compensation Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. In prior periods, the compensation consultant was hired by and reported directly to the Compensation Committee. Although a compensation consultant may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. No fees were paid during fiscal 2017. The Compensation Committee has engaged an independent compensation consultant to evaluate NEO and non-executive director compensation for fiscal 2018 compensation.

In all categories, we believe our compensation, taken as a whole, helps us attract, retain and motivate exceptional executive officers. To achieve these objectives, the Compensation Committee implements and expects to maintain compensation plans that tie a substantial portion of executive’s overall compensation to key strategic financial and operational goals such as maintaining and growing our portfolio. It is always the intention of the Compensation Committee that our executive officers be compensated competitively and consistent with our strategy, sound corporate governance principles and shareholder interests and concerns.

Elements of Executive Compensation

For fiscal 2017, the components of CSWC’s compensation program for NEO’s included:

Compensation Element	Form of Compensation	Compensation Objective
Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive to allow the Company to attract and retain executive talent

Annual Cash Incentive Opportunities	Cash awards paid on an annual basis following year-end audit completion	Reward NEOs who contribute to our financial performance and strategic success during the year and reward individual achievements

Compensation Element	Form of Compensation	Compensation Objective
Long-term Equity Compensation Awards	Restricted stock awards are subject to a graded vesting over four or five years and are contingent on continued employment with the Company	Reward NEOs who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives and reward individual achievements and to align interests with shareholders

Base Salaries

Salaries were determined by the Compensation Committee for each of the NEOs on an individual basis, taking into consideration individual contributions to overall company and individual performance, length of tenure, compensation levels for comparable positions at companies and internal pay equity among similar positions within CSWC. The Compensation Committee placed more emphasis on those compensation elements which are linked to long-term results.

In fiscal 2018, after consideration of the factors set forth above, the Compensation Committee determined the annual base salary of Mr. Diehl would remain $442,000, consistent with fiscal 2017. The Compensation Committee determined the annual base salary of Mr. Sarner would remain $373,000, consistent with fiscal 2017. The Compensation Committee believes that the base salaries of our NEOs are appropriate for each NEO as a component of his overall compensation package.

Annual Cash Incentive Opportunities

Annual cash incentive opportunities are intended to reward individual performance as well as operating results during the year and therefore can be highly variable from year to year. The Compensation Committee established the target annual cash incentive opportunities for the NEOs at the start of the year, taking into account the potential contribution by that executive to overall company performance and each executive’s industry experience, relative to the market. For fiscal 2018, the Compensation Committee set the annual cash incentive opportunity at 150% of annual base salary for Mr. Diehl and 125% of annual base salary for Mr. Sarner, consistent with fiscal 2017. No threshold or maximum payout levels were set. The Compensation Committee may, in its sole discretion, award cash incentives that are higher or lower than the target annual cash incentive opportunities set for fiscal 2017.

At the start of each fiscal year, the Compensation Committee also establishes Company and individual performance measures. The Compensation Committee strives to ensure that the performance measures utilized each year to evaluate NEO performance effectively align the performance of each individual NEO with the performance of the Company. The fiscal 2017 performance measures used for determining the annual cash incentive for NEOs included, among other things, the following:

•	Achievement of significant corporate financial objectives, particularly (1) investment income growth, (2) pre-tax net investment income growth, (3) dividend growth, (4) growth and diversification of the investment portfolio, (5) overall credit quality of the investment portfolio, (6) liquidity and capital flexibility, (7) preservation of NAV and (8) total return on shareholders’ equity;

•	Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

•	Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

•	Appropriate and planned development of personnel.

The Compensation Committee did not set target amounts for any performance measure or establish any minimum or maximum payout under the annual cash incentive awards. In April 2017, the Compensation Committee evaluated the overall outcome of these performance measures on a holistic basis in determining the annual cash incentive payout. In determining the cash incentive awards for fiscal 2017, the Compensation Committee considered the following: (1) investment income of $23.5 million compared to $9.2 million in the prior year, (2) pre-tax net investment income of $0.61 per share compared to ($0.76) per share in the prior year, (3) declared $0.79 per share in total cash dividends compared to $0.14 per share in the prior year, (4) NAV of $17.80 per share compared to $17.34 per share in the prior year, (5) $287 million in total investments at fair value, with no investments on non-accrual, compared to $178 million in total investments at fair value in the prior year, (6) entered into a new credit facility with $100 million in commitments (subject to a borrowing base), with the ability to expand the facility to $150 million with lender consent, and $75 million available at year end, and (7) total return on shareholders’ equity of 8.6% for fiscal year 2017.

The Compensation Committee concluded that the performance of the Company and each individual NEO was at a consistent high level in fiscal year 2017, resulting in excellent financial results. In evaluating these results, the Compensation Committee did not assign weights to these performance measures and used discretion in determining the annual cash incentive compensation awarded to each NEO. Based on the board’s evaluation of fiscal year 2017, and upon completion of the annual audit, Mr. Diehl was awarded an annual cash incentive of $751,938 (representing 170% of his base salary) and Mr. Sarner was awarded an annual cash incentive of $528,795 (representing 142% of his base salary). The Compensation Committee believes the annual cash incentives earned by the NEOs are appropriate in relation to CSWC’s financial performance for fiscal 2017 as well as each NEO’s individual performance during that period.

Long-Term Equity Compensation

The board and its shareholders approved Capital Southwest’s 2009 Stock Incentive Plan and 2010 Restricted Stock Award Plan. The Compensation Committee ceased granting additional options prior to the Share Distribution and will not grant additional options under the 2009 Stock Incentive Plan. The 2010 Restricted Stock Award Plan, in addition to our annual cash incentive awards, allows CSWC to provide cash and stock-based compensation opportunities to certain key employees, including NEOs. CSWC stock-based awards as long-term incentive compensation to: (1) align compensation commensurate with the creation of shareholder value; (2) create opportunities for increased stock ownership by executives; and (3) attain competitive levels of total compensation over the long term. On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees, the Prior Order. On August 22, 2017, we received an exemptive order that supersedes the Prior Order and allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan.

2010 Restricted Stock Award Plan

Pursuant to the 2010 Restricted Stock Award Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines in its sole discretion, provided that such awards were consistent with the conditions in the SEC’s exemptive order. Each restricted stock grant is for a fixed number of shares as set forth in an award agreement between the grantee and CSWC. Award agreements describe time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. Except for restricted stock granted in connection with the Share Distribution, the grants of restricted stock vest ratably over four or five years.

If a participant’s employment is terminated for any reason, including retirement, other than death or disability, the participant’s unvested restricted stock awards shall be forfeited. If a participant’s employment is terminated due to death or disability or if a change in control (as defined in the 2010 Restricted Stock Award Plan) occurs, the participant’s unvested restricted stock awards will vest immediately. Participants who have received restricted stock awards will receive dividends and will have voting rights with respect to such shares.

On an annual basis, the Compensation Committee considers employee performance and future potential when determining the amount of restricted stock awards to recommend for each executive officer. In addition, the Compensation Committee considers each NEO’s total cash compensation in relation to the proposed stock award and the effect of dilution of NAV per share and earnings per share prior to awarding the stock grants. On October 26, 2016, the board, through the Compensation Committee, approved restricted stock awards for NEOs. Mr. Diehl was awarded 43,125 shares of restricted stock. The aggregate grant date fair value of the award was $624,450. This award reflects Mr. Diehl’s leadership, which enabled us to achieve our operational and financial objectives. Mr. Diehl’s performance during this time period was vital to our Company’s success. Mr. Sarner was awarded 34,500 shares of restricted stock. The aggregate grant date fair value of the award was $499,560. This award reflects Mr. Sarner’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, investment committee and investor relations. Mr. Sarner’s restricted stock awards also reflect his continued service as our Chief Compliance Officer and Secretary.

In August 2014, the Compensation Committee granted restricted stock awards to Mr. Diehl and other executives, as part of the Spin-Off Compensation Plan (discussed below) to incentivize Mr. Diehl and the other executives to complete a transformative transaction such as the Share Distribution. The restricted stock awards vested and became payable after the completion of a transformative transaction, with one-third vesting on December 29, 2015, one-third on December 29, 2016 and one-third will vest on December 29, 2017. In addition, the number of restricted stock awards held by Mr. Diehl and other executives that were granted the restricted stock awards as part of the Spin-Off Compensation Plan were subject to reduction if the value of restricted stock awards plus the value of the options granted under the Spin-Off Compensation Plan exceeded six percent of the accretion in the aggregate value of the then outstanding Company and shares of CSWI together with interim dividends paid on the Company shares over the aggregate value of Company shares on the grant date, realized from the grant date through the Determination Date (as defined below). See “—Historical Elements of Executive Compensation—Spin-Off Compensation Plan” for an additional discussion of the restricted stock awards and the terms of the potential reduction in the awards.

Historical Elements of Executive Compensation

Prior to the Share Distribution of our CSWI businesses, we granted long-term cash incentive awards and stock options to our NEOs, as described below.

Long-Term Cash Incentive Awards

The Compensation Committee has historically used our long-term cash incentive awards, or Individual Incentive Awards as a way to motivate its executives to increase the value of the Company as reflected by our NAV, without the dilution that accompanies the use of stock options or restricted stock awards. Individual Incentive Awards generally vest on the fifth anniversary of the award date, providing a meaningful retention device. The Compensation Committee generally sets the baseline for measuring increases in NAV at CSWC’s most recent quarterly NAV per share at the time of issuance, requiring sustained asset value appreciation for the awards to provide a meaningful return. In connection with the Share Distribution, all Individual Incentive Awards were amended to provide that the payments due thereunder would be based on our NAV as of June 30, 2015. As of March 31, 2017, there are 24,000 Individual Incentive Awards outstanding for our NEOs. We retained all liabilities related to Individual Incentive Awards granted to NEOs following the Share Distribution, including with respect to those executive officers whose employment transferred to CSWI. Upon exercise of an Individual Incentive Award, CSWC pays the recipient a cash payment in an amount equal to (1) the NAV per share as of June 30, 2015 minus the baseline NAV per share, multiplied by (2) the number of units subject to such Individual Incentive Award. The Compensation Committee did not grant any Individual Incentive Awards during fiscal 2017.

The Compensation Committee does not intend to grant additional Individual Incentive Awards in the future.

2009 Stock Incentive Plan

The Compensation Committee previously granted options to purchase CSWC’s common stock (including incentive stock options and nonqualified stock options). Options were granted with an exercise price at the closing price of CSWC’s stock on the date of grant. CSWC has never granted options with an exercise price that was less than the closing price of CSWC’s common stock on the grant date, nor has it granted options that are priced on a date other than the grant date.

Historically, options have become exercisable on or after the first anniversary of the date of grant in five annual installments and have a term of 10 years. Upon termination or retirement, option holders have 30 days to exercise vested options to purchase shares except in the case of death or disability (subject to a 6-month limitation). Prior to the exercise of options, holders have no rights as shareholders with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. The board retained the right to make option holders whole in certain situations, such as distributions.

From time to time, the Compensation Committee recommended and the board granted qualified and non-qualified stock options to certain key employees and NEOs. In August 2014, the Compensation Committee granted stock options to Mr. Diehl to incentivize Mr. Diehl to complete a transformative transaction, with one-third vesting 90 days after the consummation of the Share Distribution on December 29, 2015, or the Determination Date, one-third on the first anniversary of the Determination Date on December 29, 2016 and one-third on the second anniversary of the Determination Date on December 29, 2017. Please see “—Spin-Off Compensation Plan” for an additional discussion of these options.

The Compensation Committee ceased granting additional options prior to the Share Distribution and will not grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of any additional stock options to be added to the 2009 Stock Incentive Plan. In connection with the Share Distribution, certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the Share Distribution, were made to the exercise price and number of shares of our stock subject to the awards, with the intention of preserving the economic value of the awards immediately prior to the Share Distribution for all of our employees.

Spin-Off Compensation Plan

On August 28, 2014, the board adopted the Spin-Off Compensation Plan, which entitled Mr. Diehl, Kelly Tacke, former CFO, and Joseph Armes, in his former capacity as CEO, to certain stock options, restricted stock and cash awards upon the consummation of the Share Distribution. The plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the plan, Mr. Diehl and the other executives were eligible to receive a total amount equal to six percent of the aggregate increase in the Company’s market value from August 28, 2014 (using a base price of $36.16 per share) to the “Determination Date.” The first plan component consists of awards of nonqualified options to purchase 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consists of awards of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. The final plan component consists of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Determination Date of the awardee’s restricted common stock and nonqualified option awards under the plan.

The Compensation Committee granted options to purchase 86,334 shares of Company common stock to Mr. Diehl. The Company also granted 42,000 shares of restricted stock to Mr. Diehl. The Compensation

Committee granted a cash award to Mr. Diehl that represented the difference between (1) the value of the options and restricted stock awards and (2) six percent of the accretion in aggregate market value of the Company and CSWI market value from the grant date of such awards through the Determination Date (as defined below).

On September 8, 2015, the board designated the Share Distribution as a transformative transaction for purposes of the executive compensation plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution through a tax-free pro-rata share distribution of CSWI’s common stock to CSWC shareholders of record on September 18, 2015.

The total value accretion was six percent of the aggregate appreciation in CSWC’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-Off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The first cash payment was made in January 2016 and the second cash payment was made in January 2017. The vesting date for the final payment is December 29, 2017.

Other Benefits

Effective October 1, 2015, we established a qualified defined contribution plan intended to meet the requirements of Section 401(k) of the Code, or the 401(k) Plan. The 401(k) Plan permits all full-time employees to defer a portion of their total annual compensation up to the maximum amount allowed under the Internal Revenue Code. We make contributions to the 401(k) Plan on behalf of employees up to 4.5% of the employee’s eligible compensation, all of which is fully vested immediately. Mr. Diehl and Mr. Sarner were eligible to participate in the 401(k) Plan in fiscal 2017 on the same basis as all other employees of the Company.

Additionally, the Company’s NEOs participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical and dental insurance and vision care.

The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments upon Change in Control or Termination of Employment

CSWC offers change-in-control benefits under its long-term incentive plans to motivate executives to focus on transactions that are likely in the best interests of CSWC’s shareholders, even though such transactions may result in a loss of employment for the executives. CSWC believes its programs are consistent with market practices and therefore also serve to attract and retain its executives.

Shareholder Advisory Vote on Executive Compensation

At CSWC’s 2017 annual meeting of shareholders, CSWC shareholders approved an advisory vote with 59% of the votes cast in favor of CSWC’s compensation philosophy, policies and procedures and the 2017 fiscal year compensation of the NEOs. The Compensation Committee considered the results of that vote as an affirmation of CSWC’s executive compensation decisions and policies.

Compensatory Risk Assessment

CSWC works to integrate sound risk management into its compensation programs. CSWC implements a multi-faceted strategy to mitigate risk in compensation. CSWC believes our focus on long-term stable compensation programs and our ability to retain long-term employees work to limit incentives to take unnecessary or imprudent risk-taking actions. CSWC also provides stable fixed cash compensation to each of our executive officers to limit the financial exposure that our NEOs face as holders of significant equity in our enterprise.

In April 2017, the Compensation Committee undertook a review of its compensation programs and determined that the programs are not reasonably likely to have a material adverse effect on CSWC. The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Compensation Committee believes that the total compensation paid to the NEOs in fiscal 2017 is consistent with the overall objectives of the Company’s executive compensation program.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table includes information concerning compensation received by our NEOs for fiscal years 2017, 2016 and 2015:

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Bowen S. Diehl(5)	2017	$442,000		$—	$624,450	$—	$1,441,624	(8)	$—	$34,268	$2,542,342
President and Chief Executive Officer	2016	$429,000		$—	$698,890	$—	$1,359,586	(8)	$16,530	$114,295	$2,618,301
	2015	$428,000		$14,151	$637,980	$499,874	$643,500		$48,410	$27,000	$2,298,915

Michael S. Sarner(6)	2017	$373,000		$—	$499,560	$—	$528,795		$—	$27,309	$1,428,664
Chief Financial Officer, Chief Compliance Officer and Secretary	2016	$261,349	(7)	$75,000	$356,880	$—	$482,649		$—	$4,106	$1,179,984

(1)	These amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our NEOs upon vesting of these grants. In connection with the Share Distribution, all previously granted restricted stock awards were adjusted. Each holder of a restricted stock award received one restricted share of CSWI stock for every CSWC restricted share held. An immaterial amount of incremental fair value was granted through this adjustment. Awards made in fiscal 2016 and fiscal 2017 were granted after the Share Distribution and required no adjustment. See Note 10 of the consolidated financial statements in Capital Southwest’s Audited Financial Statements included elsewhere in this registration statement for the fiscal year ended March 31, 2017 regarding assumptions underlying valuation of equity awards.
(2)	These amounts represent the grant date fair value of stock option awards using Black-Scholes pricing model determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our NEOs upon vesting of these grants. The number of shares and the exercise price of option awards granted prior to the completion of the Share Distribution were adjusted for the Share Distribution transaction. No incremental fair value was granted through this adjustment. See Note 10 of the consolidated financial statements in the Company’s Audited Financial Statements included elsewhere in this registration statement for the fiscal year ended March 31, 2017 regarding the assumptions underlying the valuation of equity awards.
(3)	Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under the Retirement Plan and the Restoration Plan, as applicable. The Retirement Plan was transferred to CSWI effective as of September 30, 2015, and CSWI assumed liability for all future funding obligations under the Retirement Plan. Therefore, amounts shown in this column for 2016 with respect to the Retirement Plan reflect the aggregate change during the partial year beginning April 1, 2015 and ending September 30, 2015. See Note 12 of the consolidated financial statements in Capital Southwest’s Audited Financial Statements included elsewhere in this registration statement for the fiscal year ended March 31, 2017 regarding assumptions used in determining these amounts.
(4)	See “All Other Compensation” table below for information regarding amounts included in this column.
(5)	Effective October 1, 2015 with the completion of the Share Distribution, Mr. Diehl was appointed President and Chief Executive Officer of CSWC.

(6)	Effective July 14, 2015, Mr. Sarner joined CSWC as Senior Vice President. Effective October 1, 2015 with the completion of the Share Distribution, Mr. Sarner was appointed Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer.
(7)	Mr. Sarner’s compensation reflects partial year salary from July 14, 2015 to March 31, 2016 for fiscal 2016.
(8)	“Non-Equity Incentive Plan Compensation” for Mr. Diehl includes $689,686 in both fiscal 2017 and 2016 for cash incentive awards under the Spin-Off Compensation Plan

All Other Compensation

Name and Principal Position	Fiscal Year	Accrued Non- Vested Benefits Upon Termination of ESOP(1)	401(k) Plan/ESOP Contributions	Dividends(2)	Total
Bowen S. Diehl	2017	$—	$9,894	$24,374	$34,268
President and Chief Executive Officer	2016	$105,851	$8,044	$400	$114,295
	2015	$—	$26,000	$1,000	$27,000

Michael S. Sarner
Chief Financial Officer, Chief Compliance Officer, and Secretary	2017	$—	$13,344	$13,965	$27,309
	2016	$—	$4,106	$—	$4,106

(1)	Prior to the Share Distribution, our subsidiaries maintained two Employee Stock Ownership Plans, or ESOPs, and the Company made discretionary contributions to the ESOPs within limits established by the Code. In connection with the Share Distribution, the ESOPs related to CSWI employees were transferred to CSWI effective September 30, 2015. The account balances in the ESOPs of participants who remained our employees following the Share Distribution, including Mr. Diehl, were either transferred to the 401(k) Plan in the case of accrued vested benefits or paid in cash in the case of accrued unvested benefits. This column represents cash paid in connection with the transfer of the ESOPs. Effective 2015, the ESOPs transferred to CSWI in connection with the Share Distribution.
(2)	These amounts reflect dividends received on unvested restricted shares held by the NEO, which were not included in the grant date fair value of the awards previously reported.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of a plan-based award to our NEOs in fiscal 2017.

Name	Grant Date	Stock Awards: Number of Shares of Stock(1)	Grant Date Fair Value of Stock and Option Awards(2)
Bowen S. Diehl	11/15/2016	43,125	$624,450
Michael S. Sarner	11/15/2016	34,500	$499,560

(1)	These restricted stock awards under the 2010 Restricted Stock Award Plan vest one-fourth each year beginning on the first anniversary of the grant date, subject to continued employment. Restricted stock awards entitle the holder to dividends and voting rights beginning on the grant date.
(2)	The amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the outstanding equity awards held by our NEOs as of March 31, 2017.

Name	Number of securities underlying unexercised Options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price(1)	Option expiration date	Number of shares of stock that have not vested(2)	Market value of shares of stock that have not vested(3)
Bowen S. Diehl	5,977	11,950	$11.00	3/17/2024	94,375	$1,595,881
	24,000	28,661	$11.53	8/28/2024
Michael S. Sarner	—	—	—	—	52,500	$887,775

(1)	Represents the closing price on the date of grant. Exercise prices for options granted prior to the Share Distribution were adjusted in connection with the Share Distribution effective as of September 30, 2015. No incremental fair value was granted through this adjustment.
(2)	With respect to Mr. Diehl, 1,000 shares of restricted stock will vest on each of March 17, 2018 and 2019, 11,750 shares of restricted stock will vest on each of November 10, 2017, 2018 and 2019, 10,781 shares of restricted stock will vest on each of November 15, 2017, 2018 and 2019 and 10,782 shares of restricted stock will vest on December 29, 2020, and 14,000 shares of restricted stock will vest on December 29, 2017. With respect to Mr. Sarner, 6,000 shares of restricted stock will vest on each of November 10, 2017, 2018 and 2019 and 8,625 shares of restricted stock will vest on each of November 15, 2017, 2018, 2019 and 2020.
(3)	The value of the non-vested restricted stock was computed by multiplying the number of non-vested shares of restricted stock by $16.91, the closing stock price on March 31, 2017, the last trading day of fiscal 2017.

Option Exercises and Equity Awards Vested in Fiscal Year

The following table provides information regarding the vesting of restricted stock and the exercise of options held by each of our NEOs for fiscal 2017.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Bowen S. Diehl	45,271	$215,938	26,750	$413,108
Michael S. Sarner	—	$—	6,000	$85,260

(1)	Includes vesting of the first two-thirds of restricted shares granted under the Spin-Off Compensation Plan.
(2)	The value realized equals the number of shares multiplied by closing price on the day prior to the vesting date.

Potential Payments Upon Termination or Change in Control

The agreements governing our restricted stock awards and our Long-Term Cash Incentive Awards to employees, including NEOs, provide upon certain transactions involving a change in control or upon a participant’s death or disability (each as defined in the award agreement), that unvested shares of restricted stock will fully vest and the long term cash incentive awards would be paid. The acceleration of unvested restricted stock would apply to both Mr. Sarner and Mr. Diehl, however the payment of the long term cash incentive award would only apply to Mr. Diehl. The full amount of unvested cash incentive awards issued under the Spin-Off Compensation Plan as discussed above would be paid upon termination without cause, upon a change in control or upon a participant’s death or disability. This payment would apply only to Mr. Diehl. All stock options currently unexercisable issued under the Spin-Off Compensation Plan and the 2009 Stock Incentive Plan would become exercisable upon termination without cause, upon a change in control or upon a participant’s death or disability. This payment would only apply to Mr. Diehl.

The following table quantifies potential compensation that would have become payable to each of our NEOs if their employment had terminated on March 31, 2017, given the closing price of our common stock on that date. In addition, the table quantifies the compensation that would have become payable to each of our NEOs assuming that a change in control of CSWC had occurred on March 31, 2017, and determining any amounts that would be payable under all compensation agreements in effect as of that date.

	Cash Payments	Acceleration of Equity Awards(1)	Total
Bowen S. Diehl
Termination for Cause	$—	$—	$—
Termination without Cause	689,686	224,821	914,507
Change in Control(2)	752,357	1,820,705	2,573,062
Death or Disability	752,357	1,820,705	2,573,062
Michael S. Sarner
Termination for Cause	—	—	—
Termination without Cause	—	—	—
Change in Control(2)	—	887,775	887,775
Death or Disability	—	887,775	887,775

(1)	Amounts reflected in this table do not include the value of any CSWI equity awards that will accelerate upon a change in control of CSWC.
(2)	Change of control payment does not assume or require termination of the employee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to CSWC. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with CSWC, including our officers, directors and employees and any person controlling or under common control with us, subject to limited exceptions.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with CSWC, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, CSWC, companies controlled by us and our employees and directors. The Audit Committee is responsible for approving related party transactions exceeding $50,000 in aggregate value.

In addition, our Code of Conduct and Code of Ethics, which are applicable to all of our employees, officers and directors, require that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our Code of Conduct and Code of Ethics are available at http://www.capitalsouthwest.com/governance.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 6, 2017 by (1) each NEO in the Summary Compensation Table; (2) each director that served at any time during fiscal 2017; (3) all current directors and executive and non-executive officers as a group; and (4) each person who is the beneficial owner (as that term is defined in the rules and regulations of the SEC) of 5% or more of our outstanding common stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of December 5, 2017 through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned. Percentage of ownership is based on 16,019,296 shares of common stock outstanding as of October 6, 2017. Number of shares held by beneficial owners of 5% or more of our outstanding common stock are as of the date of the applicable SEC filing made by those owners (unless otherwise noted).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors & Executive Officers
Joseph B. Armes(1),(2)	106,722	*
David R. Brooks(1)	20,000	*
Bowen S. Diehl(1),(3)	222,989	1.4%
Jack D. Furst(1)	17,100	*
T. Duane Morgan(1),(4)	15,941	*
Michael S. Sarner(1),(5)	65,286	*
William R. Thomas III(1),(6)	592,156	3.7%
John H. Wilson(1)	17,000	*

All directors and executive officers as a group (8 persons)	1,057,194	6.6%

5% Owners
Punch & Associates Investment Management, Inc.(7)	1,784,841	11.1%
Moab Capital Partners, LLC(8)	1,626,864	10.2%
Zuckerman Investment Group(9)	1,269,287	7.9%
Ariel Investments, LLC(11)	951,668	5.9%
River Road Asset Management, LLC(10)	872,480	5.4%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. None of the shares of Capital Southwest’s common stock owned by our directors, director nominees or executive officers are pledged as security.
(2)	Mr. Armes has voting power with respect to 15,000 unvested restricted shares of Capital Southwest’s common stock and 10,500 unrestricted shares of common stock. In addition, 81,222 shares of his stock options granted under the 2009 stock option plan will be exercisable as of December 5, 2017, and are included in the number of shares reported.
(3)	Mr. Diehl has voting power with respect to 94,375 unvested restricted shares and 98,637 unrestricted shares of common stock. In addition, 29,977 of Mr. Diehl’s stock options granted under the 2009 stock option plan will be exercisable as of December 5, 2017, and are included in the number of shares reported.
(4)	Mr. Morgan holds 4,395 shares of Capital Southwest’s common stock directly and 11,546 shares indirectly through the Morgan Family Trust.
(5)	Mr. Sarner has voting power with respect to 52,500 unvested restricted shares and 12,786 unrestricted shares of common stock.
(6)	Mr. Thomas holds 8,217 shares of Capital Southwest’s common stock directly. Mr. Thomas is President and sole manager of Thomas Heritage Company, L.L.C., the sole general partner (the “General Partner”) of Thomas Heritage Partners, Ltd. (the “Partnership”). In such capacity, Mr. Thomas has sole voting and dispositive power with respect to 571,939 shares owned by the Partnership. Mr. Thomas beneficially owns 12,000 held by his minor children.

(7)	Based on a Schedule 13G/A filed with the SEC on February 3, 2017 and a Schedule 13F-HR filed with the SEC on August 14, 2017, Punch & Associates beneficially owns and has sole voting and dispositive power with respect to 1,784,841 shares of Capital Southwest’s common stock. The address for Punch & Associates is 3601 W. 76th Street, Suite 225, Edina, Minnesota 55435.
(8)	Based on a Schedule 13G filed with the SEC on February 14, 2017 and a Schedule 13F-HR filed with the SEC on August 14, 2017, Moab Capital Partners, LLC, Moab Partners, L.P. and Michael M. Rothenberg beneficially own and have sole voting and dispositive power with respect to 1,626,864 shares of Capital Southwest’s common stock. According to the Schedule 13G, Moab Capital Partners, LLC is the investment adviser to Moab Partners, L.P. and a certain managed account. Mr. Rothenberg is an owner and a Managing Member of Moab Capital Partners, LLC. By virtue of these relationships, each of Moab Capital Partners, LLC and Mr. Rothenberg may be deemed to beneficially own shares of Capital Southwest’s common stock owned directly by Moab Partners, L.P. and held in the managed account. The address for Moab Capital Partners is 15 East 62nd Street, New York, New York 10065.
(9)	Based on a Schedule 13G/A filed with the SEC on February 14, 2017 and a Schedule 13F-HR filed with the SEC on August 11, 2017, Zuckerman Investment Group, LLC, Sherwin A. Zuckerman and Daniel R. Zuckerman beneficially own and have shared voting and dispositive power with respect to 1,269,287 shares of Capital Southwest’s common stock. According to the Schedule 13G/A, Sherwin A. Zuckerman and Daniel R. Zuckerman are Co-CEOs, and together they are the controlling shareholders of Zuckerman Investment Group, LLC. By virtue of this relationship, each of Sherwin A. Zuckerman and Daniel R. Zuckerman may be deemed to beneficially own shares of Capital Southwest’s common stock owned by Zuckerman Investment Group, LLC. The address for Zuckerman is 155 N. Wacker Drive, Suite 1700, Chicago, Illinois 60606.
(10)	Based on a Schedule 13G/A filed with the SEC on January 12, 2017 and a Schedule 13F-HR filed with the SEC on August 8, 2017, River Road Asset Management, LLC beneficially owns and has sole dispositive power with respect to 872,480 shares of Capital Southwest’s common stock and has sole voting power with respect to 822,478 shares of Capital Southwest’s common stock. The address for River Road Asset Management is 462 S. Fourth Street, Suite 2000, Louisville, Kentucky 40202.
(11)	Based on a Schedule 13G filed with the SEC on February 14, 2017 and a Schedule 13F-HR filed with the SEC on August 14, 2017, Ariel Investments, LLC beneficially owns and has sole dispositive power with respect to 951,668 shares and has sole voting power with respect to 806,729 shares of Capital Southwest’s common stock. The address for 200 East Randolph Street, Suite 2900, Chicago Illinois 60601.

The following table sets forth, as of October 6, 2017, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned in CSWC(1)(2)(3)
Independent Directors
David R. Brooks	Over $100,000
Jack D. Furst	Over $100,000
T. Duane Morgan	Over $100,000
William R. Thomas III	Over $100,000
John H. Wilson	Over $100,000
Interested Director
Bowen S. Diehl	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on Nasdaq of $17.28 per share as of October 6, 2017.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may from time to time vote to allow us to issue common stock at a price below the NAV per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below NAV at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•	a majority of such directors, who are not interested persons of CSWC, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000		10,000		10,000
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,000	(4.00)%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$100,000		$100,000		$100,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(238)		$(909)		$(4,000)

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98		$9.91		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10per Share on Shares Held Prior to Sale)	$10.00	$10.00		$10.00		$10.00
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.40)
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(4.00)%

(1)	Assumes 5% in selling compensation and expenses paid by us

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$100,000	$110,525		$131,575
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	$—	$(2,525)		$425
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A		$9.60		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.22)		$0.03
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)			(2.28)%		0.32%

(1)	Assumes 5% in selling compensation and expenses paid by us

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500		1,000		2,500
Percentage Outstanding Held by Investor A	0.00%	0.05%		0.09%		0.20%
NAV Dilution
Total NAV Held by Investor A	$—	$4,988		$9,909		$24,000
Total Investment by Investor A (At Price to Public)	$—	$5,000		$9,470		$21,050
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	$—	$(12)		$439		$2,950
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98		$9.91		$9.60
Investment per Share Held by Investor A		$10.00		$9.47		$8.42
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.18
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)			(0.20)%		4.64%		14.01%

(1)	Assumes 5% in selling compensation and expenses paid by us

DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent and registrar. As a result, if we declare a cash dividend, our registered stockholders who have “opted in” to our DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

In addition to reinvestment of dividends, participating stockholders have the option of purchasing additional shares of common stock on a periodic basis through our DRIP. A participating stockholder may elect to invest from $100 to $10,000 in any calendar month into the plan by sending occasional cash payments or by authorizing monthly automatic cash withdrawals from the participants checking, savings or other bank accounts.

In order to participate in the DRIP, a holder of record of 25 or more shares must sign and return an authorization form to the plan administrator.

The share requirements of our DRIP may be satisfied through open market purchases of common stock by the plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

Participants in the DRIP will only pay their share of brokerage costs. We will pay the plan administrator’s fees under the plan.

Stockholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by calling the plan administrators at (888) 666-0141. If notice of termination is received less than five (5) business days before a dividend record date, the plan administrator may not be able to process participant’s notice until after the reinvestment of that dividend.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by telephone at (888) 666-0141.

DESCRIPTION OF COMMON STOCK

The following description is based on relevant portions of the Texas Business Organizations Code, or TBOC, and our articles of incorporation, as amended, which we refer to as our charter, and our amended and restated bylaws, which we refer to as our bylaws. This summary may not contain all of the information that is important to you, and we refer you to the TBOC, our charter and bylaws for a more detailed description of the provisions summarized below. Our charter is filed as Exhibit (a) to this registration statement, and our bylaws were filed as Exhibit 3.2 to Form 10-K for the fiscal year ended March 31, 2007.

Authorized Capital Stock

Our authorized capital stock consists of 25,000,000 shares of common stock, par value $0.25 per share. Set forth below is a chart describing the classes of our common stock outstanding as of October 6, 2017:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	25,000,000	2,339,512	16,019,296

Common Stock

Shares Outstanding. As of October 6, 2017, we had 16,019,296 issued and outstanding shares of common stock.

Dividends: Holders of our common stock are entitled to dividends or other distributions, as declared by our board of directors from time to time, in cash, property or common stock subject to the provisions of Texas law, our charter or our bylaws.

Voting Rights: The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote at a meeting of our stockholders. In matters other than the election of directors, stockholder approval requires the affirmative vote of a majority of the voting power of our common stock present in person or represented by proxy at the meeting and entitled to vote on the matter, voting as a single class, unless the matter is one upon which, by express provision of Texas law, our charter or our bylaws, a different vote is required.

Liquidation Rights: In the event of our liquidation, the holders of our common stock will be entitled to share ratably in any assets remaining after payment of all debts and other liabilities.

Other: Our common stock has no preemptive or conversion rights and is not entitled to the benefits of any redemption or sinking fund provision. The outstanding shares of our common stock are fully paid and non-assessable.

Certain Provisions of Texas Law, Our Charter and Our Bylaws

Amendment of Articles of Incorporation: The TBOC provides that an amendment to the charter must be recommended by the board of directors and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the charter. Our charter does not provide for a different threshold.

Amendment of Bylaws: The TBOC, our charter and bylaws provide that our bylaws may be amended by action of the shareholders or action of the board of directors.

Director Elections: Our bylaws provide that directors are elected by a plurality of the votes cast at a meeting of stockholders at which a quorum is present. Our charter does not permit cumulative voting for the election of directors.

Term of Directors: Our bylaws provide that directors are elected at each annual meeting of shareholders and hold office until the next succeeding annual meeting, and until such director’s successor is elected and qualified, or until the earlier death, resignation, or removal of such director.

Number of Directors: Our bylaws provide that the number of directors is determined by resolution of the board of directors, except that the board of directors may not fill more than two directorships resulting from an increase in the size of the board during the period between any two successive annual meetings of stockholders.

Removal of Directors: Our charter provides that shareholders may remove directors only for cause by the affirmative vote of two-thirds of outstanding shares entitled to vote.

Board Vacancies: Our bylaws provide that vacancies may be filled by an election at an annual or special meeting of the shareholders or by the vote of a majority of the remaining directors although less than a quorum.

Shareholder Vote – Nature of the Business: Our charter provides that CSWC is organized and chartered expressly for the purpose of operating either as a management investment company under the 1940 Act or as a business development company under the 1940 Act. The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock are necessary to change the nature of the business of the Company so that it will cease to be either a management investment company or a business development company.

Shareholder Action by Written Consent: The TBOC provides that shareholders may act by written consent if all of the shareholders execute a written consent setting forth the action, unless the charter provides the shareholders may act by less than unanimous written consent. Our charter does not vary from the TBOC in this regard.

Special Meeting of Shareholders: Our bylaws provide that the Chairman of the board of directors, the president, the board of directors, or the holders of at least 10% of all the outstanding shares entitled to vote at the proposed special meeting may call a special meeting of shareholders.

Classification of Stock: None of the TBOC, our charter or our bylaws contain any provisions authorizing the board of directors to classify unissued shares of stock.

Business Combination Statute: Section 21.606 of the TBOC restricts certain business combinations between us and an affiliated shareholder (beneficial ownership of 20% or more of the voting power of our stock entitled to vote for directors) for three years after the shareholder becomes an affiliated shareholder. The restrictions do not apply if the board of directors approved the transaction that caused the shareholder to become an affiliated shareholder or if the business combination is approved by the affirmative vote of two-thirds of our voting stock that is not beneficially owned by the affiliated shareholder at a meeting of shareholders called for that purpose within six months of the affiliated shareholder’s acquiring the shares.

Our charter further provides that the above referenced statute shall not be applicable if:

•	the combination is solely between the Company and another corporation, fifty percent or more of the voting stock of which is owned, directly or indirectly, by the corporation and none of the voting stock of which is owned, directly or indirectly by a “Related Person” (as defined in our charter) with whom the combination is proposed; or

•	(a) certain fair price and terms conditions are met, (b) the shareholder has not received any loans, financial assistance or tax advantages from the Company and (c) a proxy statement is mailed 40 days prior to the meeting that includes a board recommendation and fairness opinion.

Indemnification of Directors and Officers

Our charter, as amended, provides for indemnification for persons who are or were a director, officer or employee of CSWC or CSMC against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding, on account of such person’s service as a director officer or employee of CSWC or CSMC, or service at the request of CSWC or CSMC as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise all to the fullest extent permitted by Texas law. The charter provides that we must not provide indemnification to the extent not prohibited by the 1940 Act. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Texas law requires a corporation to indemnify a director or officer against reasonable expenses actually incurred by him or her in connection with a threatened, pending, or completed action or other proceeding in which he or she is a named defendant or respondent because he or she is or was a director or officer if he or she has been wholly successful, on the merits or otherwise, in the defense of the action or proceeding. Texas law permits a corporation to indemnify a director or former director against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis that such person received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred, and no indemnification will be available if the person is found liable for (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the corporation, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. In addition, Texas law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us to purchase or maintain insurance against any liability asserted against a director, officer or employee of the Company. We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC.

NASDAQ Listing

Our common stock is listed on the Nasdaq under the ticker symbol “CSWC.”

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We urge you to read the indenture, including any supplemental indenture applicable to the debt securities, because it, and not this description, defines rights of a holder of debt securities. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $2,000 and integral multiple of $1,000 thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance, covenant defeasance or discharge;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment

Unless otherwise specified in the prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	We do not pay interest on a debt security of the series within 30 days of its due date;

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days;

•	Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; giving effect to any exemptive relief granted to us by the SEC; or

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

Unless the prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable, but does not entitle any holder to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal or payments that have become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	We must deliver certain certificates and documents to the trustee; and

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Notwithstanding any of the foregoing, any subsidiary of ours may consolidate with, merge into or transfer all or part of its property and assets to other subsidiaries of ours or to us. Additionally, this covenant shall not apply to: (1) our merger or the merger of one of our subsidiaries with an affiliate solely for the purpose of reincorporating in another jurisdiction; (2) any conversion by us or a subsidiary from an entity formed under the laws of one state to any entity formed under the laws of another state; (3) any conversion by us or a subsidiary from a limited liability company, corporation, limited partnership or similar entity to a limited liability company, corporation, limited partnership or similar entity, whether the converting entity and converted entity are formed under the laws of the same state or a different state; or (4) any combination of (1) through (3) above.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, corrections in the indenture to match this “Description of our Debt Securities” or a similar section in any prospectus supplement, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in minimum denominations of $2,000 and increased amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’

records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. shareholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the U.S.;

•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof of the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one of more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. shareholder” means a beneficial owner of shares of our common stock that is neither a U.S. shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner or member and the activities of the partnership. A prospective shareholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one year period ended October 31 and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	Meet the Annual Distribution Requirement;

•	Qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•	Derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established a wholly-owned subsidiary to hold assets from which we do not anticipate earning dividend, interest or other income under the 90% Income Test (the “Taxable Subsidiary”). We may establish additional subsidiaries for the same purpose in the future. Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (including debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount or payment-in-kind interest that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company” below. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our shareholders. See “Failure To Obtain RIC Tax Treatment” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (1) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (2) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,” however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Failure to Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for that year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to our shareholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. shareholders, generally at a maximum U.S. federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 5-year period unless we made a special election to recognize all that built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on that built-in gain.

Taxation of U.S. Shareholders

Whether an investment in shares of our common stock is appropriate for a U.S. shareholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. shareholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. shareholders and not by U.S. shareholders that are generally exempt from U.S. federal income taxation. U.S. shareholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which generally is our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” at a maximum U.S. federal income tax rate of 20.0% provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our shareholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which generally is our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gain (at a maximum U.S. federal income tax rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

In lieu of actually distributing our realized net capital gains, we may retain some or all of our long-term capital gain and elect to be deemed to have made a distribution of the retained portion to our shareholders (a “deemed distribution”) under the “designated undistributed capital gains” rule of the Code. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our shareholders and this may affect U.S. shareholders’

AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, non-corporate U.S. shareholders, including individuals, trusts and estates, are subject to U.S. federal income tax at a maximum rate of 20.0% on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate shareholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Certain U.S. shareholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare surtax on the lesser of (1) the U.S. shareholder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the U.S shareholder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. shareholder’s net investment income generally includes its dividends on, and capital gain from the sale or other disposition of, shares of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding at a rate of 28.0%, from all taxable distributions to any U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding (e.g., because it is a corporation) or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of our stock of $2.0 million or more for an individual, S corporation, trust or a partnership with at least one non-corporate partner or $10.0 million or more for a shareholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct shareholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. shareholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Actual or deemed distributions of our net capital gain to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. shareholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. shareholders, and gain realized by Non-U.S. shareholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the U.S.), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. shareholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. shareholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

Dividends distributed by CSWC as a regulated investment company may constitute interest-related dividends under Sections 871(k) and 881(e) of the Code to the extent paid out of U.S. source earnings that would have qualified for an exemption from U.S. nonresident withholding tax if a non-U.S. resident received such earnings directly. This provision of the Code had expired for tax years beginning after December 31, 2014. This provision was extended retroactively for the 2015 tax year and made permanent prospectively. As a result, ordinary dividends paid in the future by CSWC may be considered interest-related dividends and as such are not subject to U.S. nonresident withholding tax for non-U.S. residents.

A Non-U.S. shareholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FATCA

Pursuant to Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance issued thereunder (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities generally must comply with certain information reporting rules with respect to their U.S. account holders and investors or confront a 30% withholding tax on U.S.-source payments made to them (whether received as a beneficial owner or as an intermediary for another party). A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements will generally be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include our dividends and, beginning after December 1, 2018, also include the entire gross proceeds from the sale or other disposition of our common stock, even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules. We will not pay any additional amounts to in respect of any amounts withheld pursuant to FATCA. Under certain circumstances, a shareholder might be eligible for refunds or credits of such taxes.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.

State and Local Tax Treatment

The state and local tax treatment may differ from U.S. federal income tax treatment.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

Regulation as a Business Development Company

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates and principal underwriters as well as their respective affiliates. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (1) 67.0% or more of the voting securities of holders present or represented by proxy at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (2) more than 50.0% of our voting securities.

The following is a brief description of the 1940 Act provisions applicable to BDCs, which is qualified in its entirety by reference to the full text of the 1940 Act and rules issued thereunder by the SEC.

•	Generally, to be eligible to elect BDC status, a company must primarily engage in the business of furnishing capital and making significant managerial assistance available to companies that do not have ready access to conventional financial channels. Companies that satisfy certain additional criteria are defined as “eligible portfolio companies.” In general, in order to qualify as a BDC, a company must: (1) be a domestic company; (2) have registered a class of its securities pursuant to Section 12 of the Exchange Act; (3) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, including early stage or emerging companies and businesses suffering or just recovering from financial distress (see following paragraph); (4) make available significant managerial assistance to such portfolio companies; and (5) file a proper notice of election with the SEC.

•	An eligible portfolio company generally is a domestic company that is not an investment company or is excluded from investment company status pursuant to exclusions for certain types of financial companies (such as brokerage firms, banks, insurance companies and investment banking firms) and that: (1) does not have a class of securities listed on a national securities exchange; (2) has a class of equity securities listed on a national securities exchange with a market capitalization of less than $250.0 million; or (3) is controlled by the BDC itself or together with others and has a representative on the board of directors of the company controlled by the BDC. The 1940 Act presumes that a person has “control” of a portfolio company if that person owns at least 25.0% of its outstanding voting securities.

•	As a BDC, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.

•	We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering these policies and procedures.

Qualifying Assets

The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time of the investment at least 70% of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets (the “70% test”). Qualifying assets include: (1) securities of eligible portfolio companies; (2) securities of certain companies that were eligible portfolio companies at the time we initially acquired their securities and in which we retain a substantial interest; (3) securities of certain controlled companies; (4) securities of certain bankrupt, insolvent or distressed companies; (5) securities received in exchange for or distributed in or with respect to any of the foregoing; and (6) cash items, U.S. Government securities and high-quality short-term debt. The SEC has adopted a rule permitting a BDC to invest its funds in certain money market funds. The 1940 Act also places certain restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased and be considered qualifying assets.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, where we purchase securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, short-term investments in secured debt investments, independently rated debt investments and diversified bond funds, which we refer to as temporary investments.

Senior Securities

We are permitted by the 1940 Act, under specific conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined by the 1940 Act, is at least 200.0% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. Under specific conditions, we are also permitted by the 1940 Act to issue warrants.

Common Stock

As a BDC, the 1940 Act generally limits our ability to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without shareholder approval. Shares of our common stock have traded below our NAV per share. While our common stock continues to trade at a price below our NAV per share, there are no assurances that we can issue or sell shares of our common stock if needed to fund our business. In addition, even in certain instances where we could issue or sell shares of our common stock at a price below our NAV per share, such issuance could result in dilution in our NAV per share, which could result in a decline of our stock price.

Code of Ethics

We adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts including securities that may be purchased or held by us, so long as those investments are made in accordance with the code’s requirements. Certain transactions involving certain persons closely related to us, including our directors, officers and employees, may require approval of the SEC. However, the 1940 Act ordinarily does not restrict transactions between us and our portfolio companies.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that anyone involved in the decision-making process discloses to our Chief Compliance Officer any potential conflict of which he or she is aware. Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Financial Officer c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering these policies and procedures. Michael S. Sarner serves as our Chief Compliance Officer.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit “ joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Nasdaq Global Select Market Corporate Governance Regulation

Nasdaq has adopted corporate governance listing standards with which listed companies must comply in order to remain listed. We believe that we are in compliance with these corporate governance listing standards. We intend to monitor our compliance with future listing standards and to take all necessary actions to ensure that we remain in compliance.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of our common stock or debt securities in one or more underwritten public offerings, “at the market offerings” to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our securities under this prospectus and as described in any related prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) with the consent of the majority of our voting securities or (ii) under such other circumstances as the SEC may permit. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2017 annual meeting of stockholders. We do not anticipate seeking such authorization in the future. However, in the event we change our position, we will seek the requisite approval of our common stockholders.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on Nasdaq. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under custody agreements by U.S. Bank, whose address is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the three years ended March 31, 2017.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Jones Day, Dallas, Texas. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited consolidated financial statements, including the selected per share data and ratios, Schedule 12-14 and senior securities table as of March 31, 2017 of Capital Southwest Corporation and Subsidiaries included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

The audited consolidated financial statements of I-45 SLF LLC and its subsidiary included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of RSM US LLP, independent registered public accountants, as stated in their reports appearing herein. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

The audited consolidated financial statements of Media Recovery, Inc. included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Whitley Penn LLP, independent registered public accountants, as stated in their report appearing herein. Whitley Penn LLP’s principal business address is 8343 Douglas Avenue, Suite 400, Dallas, Texas 75225.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 12, 2017, the Audit Committee of Capital Southwest Corporation, following careful deliberation, approved the decision to change independent registered public accounting firms. On June 12, 2017, the Company notified Grant Thornton LLP, or Grant Thornton, of its decision to dismiss Grant Thornton as the Company’s independent registered public accounting firm, effective as of that date.

The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On June 12, 2017, the Company engaged RSM US LLP, or RSM, as its new independent registered public accounting firm, effective immediately. The decision to engage RSM as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee. During the years ended March 31, 2017 and 2016, and during the subsequent interim period preceding RSM’s engagement, neither the Company nor anyone on its behalf has consulted with RSM regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements, code of ethics and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements	Page
Consolidated Statements of Assets and Liabilities as of June 30, 2017 (Unaudited) and March 31, 2017	F-2
Consolidated Statements of Operations (Unaudited) for the three months ended June 30, 2017 and 2016	F-3
Consolidated Statements of Changes in Net Assets (Unaudited) for the three months ended June 30, 2017 and 2016	F-4
Consolidated Statements of Cash Flows (Unaudited) for the three months ended June 30, 2017 and 2016	F-5
Consolidated Schedule of Investments as of June 30, 2017 (Unaudited) and March 31, 2017	F-6
Notes to Consolidated Financial Statements (Unaudited)	F-12
Schedule of Investments in and Advances to Affiliates (Unaudited) for the three months ended June 30, 2017	F-43

Audited Financial Statements	Page
Reports of Independent Registered Public Accounting Firm	F-44
Consolidated Statements of Assets and Liabilities as of March 31, 2017 and 2016	F-45
Consolidated Statements of Operations for Years Ended March 31, 2017, 2016 and 2015	F-46
Consolidated Statements of Changes in Net Assets for Years Ended March 31, 2017, 2016 and 2015	F-47
Consolidated Statements of Cash Flows for Years Ended March 31, 2017, 2016 and 2015	F-48
Consolidated Schedules of Investments as of March 31, 2017 and 2016	F-49
Notes to Consolidated Financial Statements	F-55
Schedule of Investments in and Advances to Affiliates	F-94

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

I-45 SLF LLC	Page
Independent Auditor’s Report	SF-1
Consolidated Statements of Assets, Liabilities and Members’ Equity as of March 31, 2017 and 2016	SF-2
Consolidated Schedule of Investments as of March 31, 2017 and 2016	SF-3
Consolidated Statements of Operations for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-6
Consolidated Statements of Changes in Member’s Equity for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-7
Consolidated Statements of Cash Flows for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-8
Notes to Consolidated Financial Statements	SF-9

Media Recovery, Inc.	Page
Report of Independent Auditors	SF-17
Consolidated Balance Sheets as of September 30, 2016 and 2015	SF-19
Consolidated Statements of Operations and Comprehensive Income (Loss) for Years Ended September 30, 2016, 2015 and 2014	SF-20
Consolidated Statements of Stockholders’ Equity for Years Ended September 30, 2016, 2015 and 2014	SF-21
Consolidated Statements of Cash Flows for Years Ended September 30, 2016, 2015 and 2014	SF-22
Notes to Consolidated Financial Statements	SF-23

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands, except shares and per share data)

	June 30, 2017	March 31, 2017
	(Unaudited)
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: $186,795 and $172,437, respectively)	$187,670	$175,731
Affiliate investments (Cost: $5,929 and $5,925, respectively)	6,810	7,138
Control investments (Cost: $76,219 and $72,178, respectively)	112,102	104,011

Total investments (Cost: $268,943 and $250,540, respectively)	306,582	286,880
Cash and cash equivalents	12,359	22,386
Receivables:
Dividends and interest	3,417	3,137
Escrow	545	545
Other	406	626
Deferred tax asset	1,858	2,017
Debt issuance costs (net of accumulated amortization of $523 and $366, respectively)	1,980	2,137
Other assets	4,043	8,024

Total assets	$331,190	$325,752

Liabilities
Credit facility	$25,000	$25,000
Other liabilities	3,761	5,996
Payable for unsettled transactions	9,263	—
Dividends payable	3,355	7,191
Accrued restoration plan liability	2,146	2,170
Deferred income taxes	238	323

Total liabilities	43,763	40,680

Net Assets
Common stock, $0.25 par value: authorized, 25,000,000 shares; issued, 18,345,808 shares at June 30, 2017 and 18,350,808 shares at March 31, 2017	4,586	4,588
Additional paid-in capital	261,740	261,472
Accumulated net investment loss	(1,377)	(1,457)
Accumulated net realized gain	9,014	8,390
Unrealized appreciation of investments, net of income taxes	37,401	36,016
Treasury stock - at cost, 2,339,512 shares	(23,937)	(23,937)

Total net assets	287,427	285,072

Total liabilities and net assets	$331,190	$325,752

Net asset value per share (16,006,296 shares outstanding at June 30, 2017 and 16,011,296 shares outstanding at March 31, 2017)	$17.96	$17.80

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended June 30,
	2017	2016
Investment income:
Interest income:
Non-control/Non-affiliate investments	$4,332	$2,082
Affiliate investments	140	140
Control investments	41	—
Dividend income:
Control investments	3,004	1,769
Interest income from cash and cash equivalents	7	70
Fees and other income	200	96

Total investment income	7,724	4,157

Operating expenses:
Compensation	1,638	1,582
Spin-off compensation plan	172	172
Share-based compensation	368	239
Interest	738	—
Professional fees	479	518
Net pension expense	40	43
General and administrative	709	685

Total operating expenses	4,144	3,239

Income before taxes	3,580	918
Income tax expense	144	547

Net investment income	$3,436	$371

Realized gain
Non-control/Non-affiliate investments	$624	$199

Total net realized gain on investments before income tax	624	199

Unrealized appreciation of investments
Non-control/Non-affiliate investments	(2,419)	1,353
Affiliate investments	(332)	506
Control investments	4,050	790
Income tax benefit (provision)	85	(522)

Total net increase in unrealized appreciation of investments, net of tax	1,384	2,127

Net realized and unrealized gain on investments	$2,008	$2,326

Net increase in net assets from operations	$5,444	$2,697

Pre-tax net investment income per share – basic and diluted	$0.22	$0.06

Net investment income per share – basic and diluted	$0.21	$0.02

Net increase in net assets from operations – basic and diluted	$0.34	$0.17

Weighted average shares outstanding – basic	16,009,703	15,724,620

Weighted average shares outstanding – diluted	16,072,463	15,791,299

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2017	2016
Operations:
Net investment income	$3,436	$371
Net realized gain on investments	624	199
Net increase in unrealized appreciation of investments, net of tax	1,384	2,127

Net increase in net assets from operations	5,444	2,697
Distributions from:
Undistributed net investment income	(3,355)	(939)
Distributions of CSW Industrials, Inc.:
Spin-Off Compensation Plan distribution, net of tax of $59 and $-, respectively	(114)	(1,348)
Capital share transactions:
Change in pension plan funded status	12	—
Share-based compensation expense	368	239

Increase (decrease) in net assets	2,355	649
Net assets, beginning of period	285,072	272,635

Net assets, end of period	$287,427	$273,284

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2017	2016
Cash flows from operating activities
Net increase in net assets from operations	$5,444	$2,697
Adjustments to reconcile net increase in net assets from operations to net cash (used in) provided by operating activities:
Purchases and originations of investments	(41,662)	(5,836)
Proceeds from sales and repayments of debt investments in portfolio companies	23,515	11,253
Proceeds from sales and return of capital of equity investments in portfolio companies	15	—
Payment of accreted original issue discounts	609	27
Depreciation and amortization	181	23
Net pension benefit	(12)	(7)
Realized gain on investments before income tax	(624)	(199)
Net increase in unrealized appreciation of investments	(1,299)	(2,127)
Accretion of discounts on investments	(183)	(75)
Payment-in-kind interest	(73)	—
Stock option and restricted awards expense	368	239
Deferred income tax expense	(155)	547
Changes in other assets and liabilities:
(Increase) decrease in dividend and interest receivable	(281)	368
Increase in escrow receivables	—	1,600
Decrease (increase) in other receivables	220	(60)
Decrease (increase) in other assets	3,957	(295)
Decrease in other liabilities	(2,119)	(1,257)
Increase (decrease) in payable for unsettled transaction	9,263	(3,940)

Net cash (used in) provided by operating activities	(2,836)	2,958

Cash flows from financing activities
Dividends to shareholders	(7,191)	(625)
Spin-off Compensation Plan distribution	—	(1,345)

Net cash used in financing activities	(7,191)	(1,970)

Net (decrease) increase in cash and cash equivalents	(10,027)	988
Cash and cash equivalents at beginning of period	22,386	95,969

Cash and cash equivalents at end of period	$12,359	$96,957

Supplemental cash flow disclosures:
Cash paid for income taxes	$214	$—
Cash paid for interest	611	—
Supplemental disclosure of noncash financing activities:
Dividend declared, not yet paid	3,355	939
Spin-off Compensation Plan distribution accrued, not yet paid	172	—

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(Unaudited)

June 30, 2017

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
Non-control/Non-affiliate Investments(5)
AAC HOLDINGS	First Lien	Healthcare services	L+6.75% (Floor 1.00%)	6/28/2023	$9,500,000	$9,262,500	$9,381,250

AG KINGS HOLDINGS(8)	First Lien	Food, agriculture & beverage	L+8.50% (Floor 1.00%)	8/8/2021	9,850,000	9,679,554	9,850,000

AMERICAN TELECONFERENCING	First Lien	Telecommunications	L+6.50% (Floor 1.00%)	12/8/2021	6,644,670	6,477,514	6,640,550

	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,932,383	1,986,910

AMWARE FULFILLMENT	First Lien	Distribution	L+9.50% (Floor 1.00%)	5/21/2019	12,897,500	12,713,209	12,897,500

ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,875,571	5,000,000

BINSWANGER CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,999,838	12,999,838
	900,000 shares of common stock		—	—	—	900,000	762,000

						13,899,838	13,761,838

CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,962,500	4,918,439	4,969,746

CAST AND CREW PAYROLL, LLC	Second Lien	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	3,705,263	3,686,111	3,631,158
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	5,825,000

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,003,283	7,067,446

DIGITAL ROOM INC.	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,868,326	6,872,622

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,944,563	2,970,000

ELITE SEM, INC.(8)	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,875,016	12,150,000
	1,000 shares of common stock		12% PIK	—	—	1,049,667	1,383,000

						12,924,683	13,533,000
LIGHTING RETROFIT INTERNATIONAL(13)	First Lien	Environmental services	L+9.25% (Floor 1.00%)	6/30/2022	15,000,000	14,748,115	14,748,115
	396,825 shares of Series B preferred stock		—	—	—	500,000	500,000

						15,248,115	15,248,115

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)

PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,958,420	5,040,625

REDBOX AUTOMATED RETAIL	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%)	9/27/2021	7,437,500	7,231,067	7,480,862

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,921,461	6,965,000

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,450,606	3,482,500

RJO HOLDINGS CORP.(14)	First Lien	Financial services	L+9.50% (Floor 1.00%)	5/5/2022	7,500,000	7,426,849	7,426,849

TAX ADVISORS GROUP(13)	Senior subordinated debt	Consumer services	10.00% /2.00% PIK	12/23/2022	4,601,533	4,509,739	4,509,739
	143.3 Class A units		—	—	—	541,176	541,176

						5,050,915	5,050,915

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)	2/16/2022	8,250,000	7,464,254	8,105,625

	Warrants		—	—	—	886,000	1,362,000
						8,350,254	9,467,625

WASTEWATER SPECIALTIES	First Lien	Business services	L+8.75% (Floor 1.00%)	4/18/2022	11,000,000	10,813,640	10,813,640

WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	1/8/2021	4,254,386	4,175,679	4,275,658

WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	6/1/2021	8,100,000	7,982,208	8,031,150

Total Non-control/Non-affiliate Investments						$186,795,188	$187,669,959

Affiliate Investments(6)
CHANDLER SIGNS, LP(13)	Senior subordinated debt	Business services	12.00%	7/4/2021	$4,500,000	$4,428,684	$4,428,684
	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,381,000

						5,928,684	6,809,684

Total Affiliate Investments						$5,928,684	$6,809,684

Control Investments(7)
I-45 SLF LLC(9), (10), (11)	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800,000	$67,535,416
MEDIA RECOVERY, INC.(11)	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,277,488
	4,000,002 shares of common stock		—	—	—	4,615,000	30,444,512

						5,415,000	35,722,000

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,799,768	3,463,000
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	5,382,000

						6,003,990	8,845,000

Total Control Investments						$76,218,990	$112,102,416

TOTAL INVESTMENTS(12)						$268,942,862	$306,582,059

(1)	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
(2)	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
(3)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.
(4)	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
(5)	Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At June 30, 2017, approximately 61.2% of the Company’s investment assets are non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 65.3%.
(6)	Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At June 30, 2017, approximately 2.2% of the Company’s investment assets are affiliate investments. The fair value of these investments as a percent of net assets is 2.4%.
(7)	Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where greater than 50% of the board representation is maintained. At June 30, 2017, approximately 36.6% of the Company’s investment assets are control investments. The fair value of these investments as a percent of net assets is 39.0%.
(8)	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
(9)	Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.
(10)	The investment has approximately $3.2 million unfunded commitment as of June 30, 2017.
(11)	Income producing through dividends on distributions.
(12)	As of June 30, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $39.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $2.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $269.1 million.
(13)	Lighting Retrofit International Series B preferred stock, Tax Advisors Group Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.
(14)	The investment is structured as a first lien first out term loan and earns less interest than the stated rate.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2017

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(2)	Maturity	Principal	Cost	Fair Value(3)
Non-control/Non-affiliate Investments(4)
AG KINGS HOLDINGS(8)	First Lien	Food, agriculture & beverage	L+8.50% (Floor 1.00%)	8/10/2021	9,900,000	9,720,743	9,900,000

AMERICAN TELECONFERENCING	First Lien	Telecommunications	L+6.50% (Floor 1.00%)	12/8/2021	6,733,503	6,559,616	6,720,709

	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,929,670	1,965,600

AMWARE FULFILLMENT	First Lien	Distribution	L+9.50% (Floor 1.00%)	5/21/2019	13,065,000	12,858,885	12,934,350

ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,871,024	5,000,000

BINSWANGER CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,988,847	12,988,848
	900,000 shares of common stock					900,000	900,000

						13,888,847	13,888,848

CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,975,000	4,929,234	4,975,995

CAST AND CREW PAYROLL, LLC	Second Lien 127,004 shares of	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	3,705,263	3,685,537	3,671,916

DEEPWATER CORROSION SERVICES, INC.	Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,956,000

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,001,500	7,067,446

DIGITAL ROOM INC.	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,864,682	6,864,682

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,942,972	2,970,000

ELITE SEM, INC.(8)	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,864,161	11,864,161
	1,000 shares of common stock		12% PIK	—	—	1,019,667	1,020,000

						12,883,828	12,884,161

IMAGINE! PRINT SOLUTIONS, INC.	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/30/2022	4,853,233	4,800,146	4,913,898

INFOGROUP INC.	First Lien	Software & IT services	L+5.50% (Floor 1.50%)	5/26/2018	4,895,007	4,822,951	4,890,112

LIGHTING RETROFIT INTERNATIONAL	First Lien	Environmental services	L+9.75% (Floor 0.5%)	9/28/2021	10,222,222	10,126,394	10,126,394

LTI HOLDINGS, INC.	Second Lien	Industrial products	L+9.25% (Floor 1.00%)	4/17/2023	7,000,000	6,853,685	6,825,000

PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,955,404	5,029,000

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(2)	Maturity	Principal	Cost	Fair Value(3)
REDBOX AUTOMATED RETAIL	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%)	9/27/2021	8,750,000	8,505,558	8,761,375

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,918,134	6,860,000

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,449,262	3,482,500

TAXACT, INC.	First Lien	Financial services	L+6.00% (Floor 1.00%)	12/31/2022	2,775,000	2,722,263	2,775,000

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)	2/16/2022	11,000,000	9,898,494	9,898,494
	Warrants					886,000	886,000

						10,784,494	10,784,494

WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	2/8/2021	4,473,684	4,385,853	4,507,237

WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	6/1/2021	8,100,000	7,976,347	7,976,347

Total Non-control/Non-affiliate Investments						$172,437,029	$175,731,064

Affiliate Investments(6)
CHANDLER SIGNS, LP(13)	Senior subordinated debt	Business services	12.00%	7/4/2021	4,500,000	4,425,310	4,477,500
	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,661,000

						5,925,310	7,138,500

Total Affiliate Investments						$5,925,310	$7,138,500

Control Investments(7)
I-45 SLF LLC(9), (10), (11)	80% LLC equity interest	Multi-sector holdings	—	—	—	$60,800,000	$63,394,679

MEDIA RECOVERY, INC.(11)	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,590,249
	4,000,002 shares of common stock		—	—	—	4,615,000	32,248,751

						5,415,000	37,839,000

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,758,528	2,777,000
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	—

						5,962,750	2,777,000

Total Control Investments						$72,177,750	$104,010,679

TOTAL INVESTMENTS(12)						$250,540,089	$286,880,243

The accompanying Notes are an integral part of these Consolidated Financial Statements.

(1)	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
(2)	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
(3)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(4)	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
(5)	Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2017, approximately 61.3% of the Company’s investment assets are non-control/non-affiliate investments.
(6)	Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2017, approximately 2.5% of the Company’s investment assets are affiliate investments.
(7)	Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or maintains greater than 50% of the board representation. At March 31, 2017, approximately 36.2% of the Company’s investment assets are control investments.
(8)	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
(9)	Indicates assets that the Company believes do not represent “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.
(10)	The investment has approximately $7.2 million unfunded commitment as of March 31, 2017.
(11)	Income producing through dividends on distributions.
(12)	As of March 31, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $40.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $3.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $250.1 million.
(13)	Chandler Signs, LP Class A-1 common stock is held through a wholly-owned taxable subsidiary.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

References in this Quarterly Report on Form 10-Q to “we,” “our,” “us,” “CSWC,” or the “Company” refer to Capital Southwest Corporation, unless the context requires otherwise.

Organization

Capital Southwest Corporation is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a Small Business Investment Company (“SBIC”) licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to its then wholly-owned subsidiary, Capital Southwest Venture Corporation (“CSVC”), certain assets including our license as an “SBIC”. CSVC was a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a Business Development Company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We are also a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”). As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC status, which requires that we annually qualify as a RIC by meeting certain specified requirements.

Capital Southwest Management Company (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, office expenses and other administrative costs required for its day-to-day operations.

CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with track records of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in the lower middle market, as well as first and second lien syndicated loans in upper middle market companies. Our target lower middle market (“LMM”) companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $20.0 million. Our upper middle market (“UMM”) investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million and typically range in size from

$5.0 million to $10.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies (“ASC Topic 946”). Under the rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company subject to certain exceptions. One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

The consolidated financial statements are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of our management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of consolidated financial statements for the interim periods included herein. The results of operations for the three months ended June 30, 2017 are not necessarily indicative of the operating results to be expected for the full fiscal year. Also, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the fiscal years ended March 31, 2017 and 2016. Consolidated financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25% of the voting securities or have rights to maintain greater than 50% of the board representation; “Affiliated Investments” are generally defined as investments in which we own between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliated Investments” are generally defined as investments that are neither “Control Investments” nor “Affiliated Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70% of our assets in qualifying assets. The principal categories of qualifying assets relevant to our business are:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2)	Securities of any eligible portfolio company that we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things meet the following tests:

(1)	Continue to qualify as a BDC under the 1940 Act at all times during each taxable year.

(2)	Derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”).

(3)	Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

The two Diversification Tests must be satisfied quarterly. If a RIC satisfies the tests for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the tests in the next quarter, it retains RIC status. A RIC that fails to meet the Diversification Tests as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the tests are satisfied within 30 days of the close of the quarter in which the tests are failed.

This quarter we satisfied all RIC tests and have only 11.0% in nonqualified assets according to measurement criteria established in Section 851(d) of the Internal Revenue Code (as amended, the “IRC”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value because the interest rate adjusts to the market interest rate (Level 3 input). See Note 4 below for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the Notes to the Consolidated Schedule of Investments and Notes 3 and 4 below. Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At June 30, 2017 and March 31, 2017, cash balances totaling $10.1 million and $19.6 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment. As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Regulation S-X and ASC Topic 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. Prior to its dissolution, we consolidated the results of CSWC’s wholly-owned subsidiary, CSVC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recognized on the record date. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis. As of June 30, 2017 and March 31, 2017, we did not have any investments on non-accrual status.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income. For the three months ended June 30, 2017, approximately 2.4% of CSWC’s total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the three and three months ended June 30, 2016, approximately 1.8% of CSWC’s total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to stockholders to maintain its qualification as a regulated investment company (“RIC”) for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. For the three months ended June 30, 2017 and 2016, approximately 0.9% and 0.0%, respectively, of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility (as discussed further in Note 5). These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the IRC necessary to qualify as a RIC. By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income distributed to shareholders. In order to qualify as a RIC, the company is required to timely distribute to its shareholders at least 90.0% of investment company taxable income, as defined by the IRC, each year. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

In addition to the requirement that we must annually distribute at least 90.0% of our investment company taxable income, we may either distribute or retain our realized net capital gains from investments, but any net capital gains not distributed may be subject to corporate level tax. If we retain the capital gains, they are classified as a “deemed distribution” to our shareholders and are subject to our corporate tax rate of 35.0%. As an investment company that qualifies as a RIC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year, December 31. Any capital gains actually distributed to shareholders are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the current corporate rate of 34%. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the CSWC level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740 for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalties expense was recorded during the three months ended June 30, 2017 and 2016.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by ASC Topic 718, Compensation – Stock Compensation. Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments and awards granted to employees. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we amortize this fair value to share-based compensation expense over the vesting term. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. At the three months ended June 30, 2017 and 2016, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 62,761 and 66,679, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value of our Company. In connection with the Share Distribution, we entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with CSWI. Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the net asset value of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter.

Presentation Presentation of certain amounts on the Consolidated Statements of Operations for the prior year comparative consolidated financial statements is updated to conform to the current period presentation. This mainly includes disclosure of amounts at a more disaggregated level.

Recently Issued or Adopted Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. CSWC completed its initial assessment in evaluating the potential impact on its consolidated financial statements and based on its initial assessment, determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the Company’s management does not expect the adoption of ASU 2014-09 to have a significant impact to pretax income upon adoption. The Company will continue to evaluate the impacts of ASU 2014-09 through the date of adoption to ensure that its initial assessment continues to remain accurate. Additionally, the Company is continuing its assessment of ASU 2014-09’s impact on its consolidated financial statement disclosures.

3.	INVESTMENTS

The following table shows the composition of the investment portfolio, at fair value and cost (with corresponding percentage of total portfolio investments) as of June 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2017:
1st lien loans(1)	$124.6	40.6%	$122.6	45.6%
2nd lien loans	40.2	13.2	39.8	14.8
Subordinated debt	17.0	5.5	16.9	6.3
Preferred equity, common equity & warrants	57.3	18.7	24.8	9.2
I-45 SLF LLC(2)	67.5	22.0	64.8	24.1

	$306.6	100.0%	$268.9	100.0%

March 31, 2017:
1st lien loans	$107.8	37.6%	$106.8	42.6%
2nd lien loans	47.2	16.5	46.9	18.7
Subordinated debt	12.5	4.3	12.4	4.9
Preferred equity, common equity & warrants	56.0	19.5	23.6	9.5
I-45 SLF LLC(2)	63.4	22.1	60.8	24.3

	$286.9	100.0%	$250.5	100.0%

(1)	Included in 1st lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	I-45 SLF LLC (“I-45 SLF”) is a joint venture between CSWC and Main Street Capital Corporation (“Main Street”). This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

The following table shows the composition of the investment portfolio by industry, at fair value and cost (with corresponding percentage of total portfolio investments) as of June 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2017:
I-45 SLF LLC(1)	$67.5	22.0%	$64.8	24.1%
Industrial Products	35.7	11.7	5.4	2.0
Media, Marketing, & Entertainment	26.6	8.7	25.0	9.3
Distribution	20.9	6.8	20.7	7.7
Consumer Products and Retail	18.0	5.9	18.1	6.7
Environmental Services	15.2	5.0	15.2	5.7
Energy Services (Upstream)	14.7	4.8	14.0	5.2
Business Services	13.8	4.5	12.8	4.9
Industrial Services	10.8	3.5	10.8	4.0
Consumer Services	10.1	3.3	10.0	3.7
Paper & Forest Products	9.9	3.2	9.8	3.6
Food, Agriculture & Beverage	9.9	3.2	9.7	3.6
Healthcare Services	9.4	3.1	9.3	3.4
Telecommunications	8.6	2.8	8.4	3.1
Restaurants	8.5	2.8	8.4	3.1
Gaming & Leisure	7.5	2.4	7.2	2.7
Commodities & Mining	7.4	2.4	7.4	2.8
Software & IT Services	7.1	2.3	7.0	2.6
Healthcare Products	5.0	1.6	4.9	1.8

	$306.6	100.0%	$268.9	100.0%

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2017:
I-45 SLF LLC(1)	$63.4	22.1%	$60.8	24.3%
Industrial Products	44.7	15.6	12.3	4.9
Media, Marketing, & Entertainment	32.3	11.2	32.2	12.8
Distribution	20.9	7.3	20.8	8.3
Consumer Products & Retail	18.4	6.4	18.3	7.3
Business Services	14.0	4.9	12.8	5.1
Energy Services (Upstream)	12.7	4.4	14.0	5.6
Software & IT Services	12.0	4.2	11.8	4.7
Environmental Services	10.1	3.5	10.1	4.0
Food, Agriculture & Beverage	9.9	3.5	9.7	3.9
Paper & Forest Products	9.8	3.4	9.8	3.9
Gaming & Leisure	8.8	3.1	8.5	3.4
Telecommunications	8.7	3.0	8.4	3.4
Restaurants	8.4	2.9	8.4	3.4
Consumer Services	5.0	1.8	5.0	2.0
Healthcare Products	5.0	1.7	4.9	1.9
Financial Services	2.8	1.0	2.7	1.1

	$286.9	100.0%	$250.5	100.0%

(1)	I-45 SLF is a joint venture between CSWC and Main Street. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies in I-45 SLF include multi-sector holdings, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at fair value and cost (with corresponding percentage of total portfolio investments), as of June 30, 2017 and March 31, 2017:

	Fair Value	Percentage of Total Portfolio	Cost	Percentage of Total Portfolio
	(dollars in millions)
June 30, 2017:
Southwest	$82.3	26.8%	$50.1	18.6%
I-45 SLF LLC(1)	67.5	22.0	64.8	24.1
South	63.5	20.7	63.1	23.5
Northeast	48.1	15.7	46.2	17.2
Midwest	28.8	9.4	28.5	10.6
West	16.4	5.4	16.2	6.0

	$306.6	100.0%	$268.9	100.0%

March 31, 2017:
Southwest	$82.6	28.8%	$50.0	20.0%
I-45 SLF LLC(1)	63.4	22.1	60.8	24.3
Northeast	43.7	15.2	43.4	17.4
South	38.5	13.4	38.2	15.2
West	30.3	10.6	30.2	12.0
Midwest	28.4	9.9	27.9	11.1

	$286.9	100.0%	$250.4	100.0%

(1)	I-45 SLF is a joint venture between CSWC and Main Street. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 15 for further discussion.

4.	FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team. The process includes a monthly review of each investment by our executive officers and investment teams. Valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams. Each investment valuation is then subject to review by the executive officers and investment teams. In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. As required by ASC Topic 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis. We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC Topic 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of June 30, 2017 and March 31, 2017, 100% of the CSWC investment portfolio consisted of debt and equity instruments of privately held companies for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value of its investments (excluding investments for which fair value is measured at net asset value) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC, with assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC Topic 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date excluding transaction costs. Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Waterfall Approach and Income Approach as described in detail below. For debt investments recently originated or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”). The Required Market Yield is calculated in a two-step process. First, using quarterly market data from our third-party valuation provider we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required

Market Yield for each of our investments. The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses. A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The table below presents the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at June 30, 2017 and March 31, 2017. The table is not intended to be all inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair value.

Type	Valuation Technique	Fair Value at June 30, 2017 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value
	Waterfall Approach	$57.3	EBITDA Multiple	4.70x - 9.20x	7.20	x
			Weighted Average Cost of Capital	12.9% - 27.1%	20.5%
Debt Investments	Income Approach	159.0	Required Market Yield	7.33% - 12.50%	10.8%
			Third Party Broker Quote	98.1 - 100.8
	Market Approach	22.8	Recent Transaction

		181.8

Total Level 3 Investments		$239.1

Type	Valuation Technique	Fair Value at March 31, 2017 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value
	Waterfall Approach	$56.0	EBITDA Multiple	4.10x - 9.30x	7.80	x
			Weighted Average Cost of Capital	14.1% - 27.8%	17.5%
Debt Investments	Income Approach	132.8	Required Market Yield	7.70% - 12.60%	10.8%
			Third Party Broker Quote	97.50 - 101.25
	Market Approach	34.8	Recent Transaction

		167.5

Total Level 3 Investments		$223.5

The following fair value hierarchy tables set forth our investment portfolio by level as of June 30, 2017 and March 31, 2017 (in millions):

		Fair Value Measurements at June 30, 2017 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
1st lien loans	$124.6	$—	$—	$124.6
2nd lien loans	40.2	—	—	40.2
Subordinated debt	17.0	—	—	17.0
Preferred equity, common equity & warrants	57.3	—	—	57.3
Investments measured at net asset value(1)	67.5	—	—	—

Total Investments	$306.6	$—	$—	$239.1

		Fair Value Measurements at March 31, 2017 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
1st lien loans	$107.8	$—	$—	$107.8
2nd lien loans	47.2	—	—	47.2
Subordinated debt	12.5	—	—	12.5
Preferred equity, common equity & warrants	56.0	—	—	56.0
Investments measured at net asset value(1)	63.4	—	—	—

Total Investments	$286.9	$—	$—	$223.5

(1)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities.

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value level to another. We recognize the transfer of financial instruments between levels at the end of each quarterly reporting period. During the three months ended June 30, 2017 and 2016, we had no transfers between levels.

The following tables provide a summary of changes in the fair value of investments measured using Level 3 inputs during the three months ended June 30, 2017 and 2016 (in millions):

	Fair Value 3/31/2017	Realized & Unrealized Gains (Losses)	Purchases of Investments(1)	Repayments	PIK Interest Earned	Fair Value at 6/30/2017
1st lien loans	$107.8	$1.4	$32.3	$(16.9)	$—	$124.6
2nd lien loans	47.2	0.2	—	(7.2)	—	40.2
Subordinated debt	12.5	—	4.5	—	—	17.0
Preferred equity, common equity & warrants	56.0	0.2	1.0	—	0.1	57.3

Total Investments	$223.5	$1.8	$37.8	$(24.1)	$0.1	$239.1

	Fair Value 3/31/2016	Realized & Unrealized Gains (Losses)	Purchases of Investments(1)	Repayments	PIK Interest Earned	Fair Value at 6/30/2016
1st lien loans	$39.5	$0.3	$1.9	$(6.3)	$—	$35.4
2nd lien loans	38.2	0.1	—	(5.0)	—	33.3
Subordinated debt	15.1	(0.1)	—	—	—	15.0
Preferred equity, common equity & warrants	49.3	1.8	—	—	—	51.1

Total Investments	$142.1	$2.1	$1.9	$(11.3)	$—	$134.8

(1)	Includes purchases of new investments, as well as discount accretion on existing investments.

The total net unrealized gains (excluding reversals) included in earnings that related to assets still held at the report date for the three months ended June 30, 2017 and 2016 were $1.5 million and $2.7 million, respectively.

5.	CREDIT FACILITY

In August 2016, CSWC entered into a senior secured credit facility (the “Credit Facility”) to provide additional liquidity to support its investment and operational activities. The Credit Facility includes total commitments of $100.0 million from a diversified group of five lenders and is scheduled to mature August 30, 2020. The Credit Facility also contains an accordion feature that allows CSWC to increase the total commitments under the facility up to $150.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC pays unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, (5) maintaining a regulatory asset coverage of not less than 200.0%, (6) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0, and (7) at any time the outstanding advances exceed 90.0% of the borrowing base, maintaining a minimum liquidity of not less than 10.0% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100.0% of the equity interests in the Company’s wholly-owned subsidiaries. As of June 30, 2017, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At June 30, 2017, CSWC had $25.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $0.7 million and $0.0 million, respectively, for the three months ended June 30, 2017 and 2016. The weighted average interest rate on the Credit Facility was 4.45% as of June 30, 2017. As of June 30, 2017, CSWC was in compliance with all financial covenants under the Credit Facility.

6.	INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the IRC and have a tax year end of December 31. In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the IRC, to our shareholders in a timely manner. Investment company income generally includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below. As part of maintaining RIC status, undistributed taxable income, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S. federal income tax return for the applicable fiscal year and (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

As of June 30, 2017, CSWC qualified to be taxed as a RIC. We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, the Company’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by the Company.

During the quarter ended March 31, 2017, CSWC declared quarterly dividends in the amount of $3.0 milion, or $0.19 per share and declared special dividends in the amount of $4.2 million, or $0.26 per share. During the quarter ended June 30, 2017, CSWC declared quarterly dividends in the amount of $3.3 million, or $0.21 per share.

The determination of the tax attributes for CSWC’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, any determination made on an interim basis is forward-looking based on currently available facts, rules and assumptions and may not be representative of the actual tax attributes of distributions for a full year.

Ordinary dividend distributions from a RIC do not qualify for the 20.0% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the three months ended June 30, 2017 and 2016:

	Three Months Ended June 30,
	2017	2016
Reconciliation of RIC Taxable Income(1)
Net increase in net assets from operations	$5,444	$2,697
Net change in unrealized appreciation on investments	(1,384)	(2,127)
Income/gain recognized for tax on pass-through entities	(168)	56
Net operating loss (income) - management company	352	522
Non-deductible tax expense	(125)	—

Estimated taxable income before deductions for distributions	$4,119	$1,148

(1)	The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

A RIC may elect to retain its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax rate of 35% on the long-term capital gains for the benefit of its shareholders. Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares.

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual cash incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the qualified defined pension plan, restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of June 30, 2017, CSMC had a deferred tax asset of approximately $3.3 million, our valuation allowance was $1.4 million and our net deferred tax asset was $1.9 million. As of June 30, 2017, we believe that it is more likely than not that we will be able to utilize $1.9 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets. As of March 31, 2017, CSMC had a deferred tax asset of $2.0 million.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits, net of the valuation allowance, will be realized and they do not contain any uncertain tax positions. Additionally, the increase in valuation allowance of $0.1 million was a result of adjusting the net realizable deferred tax asset to an amount management believes will be realized. Our analysis of the net realizable deferred tax assets is based on projections of future taxable income.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. The income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations.

The income tax expense, or benefit, and the related tax assets and liabilities, generated by CSWC, CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the three months ended June 30, 2017, we recognized a net income tax expense of $0.1 million, principally consisting of a provision for current U.S. federal income taxes of $0.2 million and a $0.1 million benefit for excise tax on our estimated undistributed taxable income. For the three months ended June 30, 2016, we recognized a net income tax expense of $0.5 million, principally consisting of a provision for current U.S. federal income taxes of $0.4 million and $0.1 million relating to the Taxable Subsidiary. Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2013 through December 31, 2016.

7.	ACCUMULATED NET REALIZED GAINS ON INVESTMENTS

The Company may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and may designate the retained net capital gain as a “deemed distribution.” For the tax year ended December 31, 2016, the Company did not elect to designate retained net capital gains as deemed distributions. “Deemed distributions” are generally reclassified from accumulated net realized gains into additional capital after out tax year ends each December 31.

8.	SPIN-OFF COMPENSATION PLAN

On August 28, 2014, our Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the plan, Joseph B. Armes, former CEO of the Company, Kelly Tacke, former CFO of the Company, and Bowen S. Diehl, former CIO and current CEO of the company, in aggregate, were eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of awards of 127,000 shares of restricted stock, which, prior to their vesting, have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Executive Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified option awards under the plan.

On September 8, 2015, the Board of Directors designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI as discussed above. Under the Employee Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC. The equity based awards vesting terms are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The total cash liabilities for three participants under the plan totaled $6.1 million, of which $2.1 million was fully vested as of December 29, 2015 and was subsequently paid out in January 2016. $1.4 million was fully vested as of December 29, 2016 and was subsequently paid out in January 2017. The remaining payment will be fully vested on December 29, 2017, subject to accelerated vesting as described above.

During each of the three months ended June 30, 2017 and 2016, we recognized the cash component of spin-off compensation expense of $0.2 million, which represented the cash component of spin-off compensation for our current employee. During the three months ended June 30, 2017 and 2016, we also recorded $0.2 million and $1.3 million, respectively, directly to additional capital for the cash component of the spin-off compensation related to the two employees who transferred to CSWI, of which $1.2 million was paid to Kelly Tacke upon her separation from CSWI.

9.	EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Options

On July 20, 2009, shareholders approved our 2009 Stock Incentive Plan (the “2009 Plan”), which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to 560,000 shares. All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”). The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board of Directors designated the Share Distribution a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of such participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on December 29, 2015, a third vested on December 29, 2016 and the remaining options will vest on December 29, 2017, subject to accelerated vesting as described above.

At June 30, 2017, there are options to acquire 206,364 shares of common stock outstanding. The Compensation Committee does not intend to grant additional options under the 2009 Plan or request shareholders’ approval of additional stock options to be added under the 2009 Plan.

We previously granted stock options under our 1999 Stock Option Plan (the “1999 Plan”), as approved by shareholders on July 19, 1999. The 1999 Plan expired on April 19, 2009. Options previously granted under our 1999 Plan and outstanding on July 20, 1999 continue in effect and are governed by the provisions of the 1999 Plan. All options granted under the 1999 Plan were granted at market price on the date of grant, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five to ten annual installments. At June 30, 2017, there are no options to acquire shares of common stock outstanding under the 1999 Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the September 30, 2015. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have an impact on compensation expense for the three months ended June 30, 2017.

The following table summarizes activity in the 2009 Plan and the 1999 Plan as of June 30, 2017, including adjustments in connection with the Share Distribution:

	Number of Shares	Weighted Average Exercise Price
2009 Plan
Balance at March 31, 2016	362,513	$11.21	*
Granted	—	—
Exercised	(131,252)	11.48
Canceled/Forfeited	(24,897)	10.56

Balance at March 31, 2017	206,364	11.12
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—

Balance at June 30, 2017	206,364	$11.12

	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
June 30, 2017
Outstanding	6.3 years	$1,023,847
Exercisable	5.8 years	$649,504

*	Certain adjustments were made to the exercise price and number of shares of Capital Southwest awards using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution with the intention of preserving the economic value of the awards immediately prior to the distribution for all Capital Southwest employees.

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. Accordingly, for the three months ended June 30, 2017 and 2016, we recognized stock option compensation expense of $48.0 thousand and $53.9 thousand, respectively, related to the stock options held by our employees and officers.

As of June 30, 2017, the total remaining unrecognized compensation cost related to non-vested stock options was $0.1 million, which will be amortized over the weighted-average vesting period of approximately 1.3 years. During the quarter ended June 30, 2017, we recognized stock-based compensation expense for awards that are held by our employees.

At June 30, 2017, the range of exercise prices was $7.55 to $11.66 and the weighted-average remaining contractual life of outstanding options was 6.3 years. The total number of shares of common stock exercisable under both the 2009 Plan and the 1999 Plan at June 30, 2017 was 125,141 shares with a weighted-average exercise price of $10.89. During the quarter ended June 30, 2017, no options became exercisable and no options were exercised. During the quarter ended June 30, 2016, no options were exercised.

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (“2010 Plan”), our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meeting in August 2015, our shareholders approved an increase of an additional 450,000 shares to our 2010 Restricted Stock Award Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer. Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four- to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”). The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of CSWC. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-off Compensation Plan.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award comprised fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The following table summarizes the restricted stock available for issuance for the three months ended June 30, 2017:

Restricted stock available for issuance as of March 31, 2017	190,502
Additional restricted stock approved under the plan	—
Restricted stock granted during the three months ended June 30, 2017	—
Restricted stock forfeited during the three months ended June 30, 2017	5,000

Restricted stock available for issuance as of June 30, 2017	195,502

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the three months ended June 30, 2017 and 2016, we recognized total share based compensation expense of $0.3 million and $0.2 million, respectively, related to the restricted stock issued to our employees and officers.

As of June 30, 2017, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $3.2 million, which will be amortized over the weighted-average vesting period of approximately 2.8 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of June 30, 2017:

Restricted Stock Awards	Number of Shares	Weighted Average Fair Value Per Share at grant date	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2017	294,043	$14.99	3.1
Granted	—	—	—
Vested	(1,875)	13.92	—
Forfeited	(5,000)	14.48	—

Unvested at June 30, 2017	287,168	$15.01	2.8

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in net asset value per share of $36.74 (Net Asset Value at December 31, 2011) to provide deferred compensation to certain key employees. On January 22, 2013, the Board of Directors granted 16,200 individual cash incentive awards with a baseline net asset value per share of $41.34 (Net Asset Value at December 31, 2012) to officers of the Company. On July 15, 2013, the Board of Directors granted 24,000 shares of individual cash incentive awards with a baseline net asset value per share of $43.80 (Net Asset Value at June 30, 2013) to a key officer of the Company. Additionally, the Board of Directors granted 38,000 individual cash incentive awards with a baseline net asset value per share of $50.25 (Net Asset Value at December 31, 2013) to several key employees of the Company in January 2014 and March 2014. Under the individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the net asset value per share minus the baseline net asset value per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award was determined based upon the net asset value of CSWC as of June 30, 2015. The remaining terms of each individual cash incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently 48,000 individual cash incentive awards outstanding as of June 30, 2017 and the liability for individual cash incentive awards was $0.3 million at June 30, 2017. As of June 30, 2017, there is no remaining unrecognized compensation expense related to individual cash incentive awards.

There were no individual cash incentive awards vested or granted during the three months ended June 30, 2017.

Individual Cash Incentive Awards	Number of Shares	Weighted Average Grant Price Per Share	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2017	48,000	$47.03	1.6
Granted	—	—	—
Vested	—	—	—
Forfeited or expired	—	—	—

Unvested at June 30, 2017	48,000	$47.03	1.4

10.	OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015. All full-time employees are eligible to participate in the 401K Plan. The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. During the quarter ended June 30, 2017, we made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During the three months ended June 30, 2017 and 2016, we made matching contributions of approximately $48.0 thousand and $47.0 thousand, respectively.

11.	COMMITMENTS AND CONTINGENCIES

On September 9, 2015, we entered into an agreement to co-manage I-45 SLF LLC (the “Joint Venture” or “I-45 SLF”) with Main Street. Both companies have equal voting rights on the Joint Venture’s Board of Managers. CSWC has committed to provide $68.0 million of equity to the Joint Venture, with Main Street providing $17.0 million. I-45 SLF invests primarily in syndicated senior secured loans in the UMM. To date, CSWC has contributed $64.8 million and currently has unfunded equity commitments outstanding of $3.2 million as of June 30, 2017.

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. To our knowledge, we have no currently pending material legal proceedings to which we are party or to which any of our assets is subject.

12.	RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During the three months ended June 30, 2017 and 2016, we received management and other fees from certain of our portfolio companies totaling $0.1 million and $0.1 million, respectively, which were recognized as Fees and other income on the Consolidated Statements of Operations.

13.	SUBSEQUENT EVENTS

On July 3, 2017, CSWC paid quarterly dividends declared on May 31, 2017 in the amount of $3.3 million, or $0.21 per share.

14.	SUMMARY OF PER SHARE INFORMATION

The following presents a summary of per share data for the three months ended June 30, 2017 and 2016 (share amounts presented in thousands).

	Three Months Ended June 30,
	2017	2016
Per Share Data:
Investment income(1)	$0.48	$0.27
Operating expenses(1)	(0.26)	(0.21)
Income taxes(1)	(0.01)	(0.04)

Net investment income(1)	0.21	0.02
Dividends to shareholders	(0.21)	(0.06)
Net realized gain(1)	0.04	0.01
Net increase in unrealized appreciation of investments(1)	0.09	0.14
Spin-off Compensation Plan distribution, net of tax	(0.01)	(0.08)
Share based compensation expense	0.02	0.02
Other(2)	0.02	—

Increase in net asset value	0.16	0.05
Net asset value
Beginning of period	17.80	17.34

End of period	$17.96	$17.39

Ratios and Supplemental Data
Ratio of operating expenses, excluding interest expense, to average net assets(3)	1.19%	1.19%
Ratio of net investment income to average net assets(3)	1.20%	0.14%
Portfolio turnover	7.67%	2.06%
Total investment return(3),(4)	(3.67)%	(1.01)%
Total return based on change in NAV(3),(5)	2.08%	0.81%

Weighted-average fully diluted shares outstanding	16,072	15,791
Common shares outstanding at end of period	16,006	15,718

(1)	Based on weighted average of common shares outstanding for the period.
(2)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.
(3)	Not annualized.
(4)	Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.
(5)	Total return based on change in NAV was calculated using the sum of ending net asset value plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning net asset value, and has not been annualized.

15.	SIGNIFICANT SUBSIDIARIES

Media Recovery, Inc.

Media Recovery, Inc. (MRI), through its subsidiary, ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

At June 30, 2017, the value of Media Recovery, Inc. represented 10.8% of our total assets. Below is certain selected key financial data from its Balance Sheet at June 30, 2017 and March 31, 2017 and Income Statement for the three months ended June 30, 2017 and 2016 (amounts in thousands).

	June 30, 2017	March 31, 2017
Current Assets	$8,719	$9,935
Non-Current Assets	24,521	23,173
Current Liabilities	2,351	2,083
Non-Current Liabilities	$2,657	$2,396

	Three months ended June 30, 2017	Three months ended June 30, 2016
Revenue	$4,995	$5,234
Income from continuing operations	291	809
Net income	291	809

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street to form I-45 SLF. I-45 SLF began investing in syndicated senior secured loans in the upper middle market during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF totaled $85.0 million, consisting of $68.0 million from us and $17.0 million from Main Street. Approximately $81.0 million was funded as of June 30, 2017, relating to these commitments, of which $64.8 million was from CSWC. As of June 30, 2017, CSWC has unfunded equity commitments outstanding of $3.2 million. We own 80.0% of I-45 SLF and have a profits interest of 75.6%, while Main Street owns 20.0% and has a profits interest of 24.4%. I-45 SLF’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street.

As of June 30, 2017, I-45 SLF had total assets of $231.2 million. I-45 SLF currently has approximately $209.9 million of credit investments at fair value as of June 30, 2017. The portfolio companies in I-45 SLF are in industries similar to those in which we may invest directly. As of June 30, 2017, approximately $11.4 million were unsettled trades. During the three months ended June 30, 2017, I-45 SLF declared a total dividend of $3.0 million of which $2.3 million was paid to CSWC in July 2017.

Additionally, I-45 SLF closed on a $75.0 million 5-year senior secured credit facility (the “I-45 credit facility”) in November 2015. This facility includes an accordion feature which will allow I-45 SLF to achieve leverage of approximately 2x debt-to-equity. Borrowings under the facility are secured by all of the assets of I-45 SLF and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2017, I-45 SLF increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. Under the I-45 credit facility, $132.0 million has been drawn as of June 30, 2017.

Below is a summary of I-45 SLF’s portfolio, followed by a listing of the individual loans in I-45 SLF’s portfolio as of June 30, 2017 and March 31, 2017:

I-45 SLF LLC Loan Portfolio as of June 30, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
AAC Holdings	Healthcare services	First Lien	6/28/2023	L+6.75% (Floor 1.00%)	$6,700,000	$6,532,500	$6,616,250

Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	4,625,000	4,531,787	4,613,437

American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,887,500	2,852,024	2,873,062

American Teleconferencing	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	5,635,955	5,199,037	5,632,461

		Second Lien	6/6/2022	L+9.50% (Floor 1.00%)	1,708,571	1,645,748	1,692,554

Ansira Partners	Business services	First Lien	12/20/2022	L+6.50% (Floor 1.00%)	4,480,363	3,866,517	3,874,034

Array Technologies	Technology products & components	First Lien	6/23/2021	L+7.25% (Floor 1.00%)	4,500,000	4,422,594	4,488,750

ATX Networks Corp.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,899,749	4,855,562	4,850,752

Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,962,500	4,918,402	4,962,500

California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,952,475	6,909,800	6,962,626

CMN.com (Higher Education)	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	6,868,750	6,749,431	6,868,750

Contextmedia	Media, marketing & entertainment	First Lien	12/23/2021	L+6.50% (Floor 1.00%)	1,950,000	1,774,618	1,969,500

Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	7,015,452	6,989,989	7,050,529

Digital Room	Paper & forest products	Second Lien	5/22/2023	L+10.00% (Floor 1.00%)	4,000,000	3,927,213	3,920,000

Highline Aftermarket	Automobile	First Lien	3/15/2024	L+4.25% (Floor 1.00%)	2,992,500	2,978,049	3,022,425

Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	L+6.00% (Floor 1.00%)	2,644,737	2,638,846	2,489,359

iEnergizer	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,089,424	5,804,290	6,074,200

Imagine! Print Solutions	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,955,000	2,970,000

InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.00%)	2,992,500	2,963,555	2,992,500

Integro Parent Inc.	Business services	First Lien	10/28/2022	L+5.75% (Floor 1.00%)	4,926,424	4,785,301	4,938,740

iPayment, Inc.	Financial services	First Lien	4/11/2023	L+6.00% (Floor 1.00%)	5,000,000	4,951,377	5,050,000

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
KeyPoint Government Solutions	Business services	First Lien	4/18/2024	L+6.00% (Floor 1.00%)	4,937,500	4,889,573	4,889,572

LSF9 Atlantis Holdings	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	7,000,000	6,931,448	7,080,220

MHVC Acquisition	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	6,000,000	5,970,636	6,075,000

MWI Holdings	Industrial products	First Lien	6/29/2020	L+5.50% (Floor 1.00%)	4,950,000	4,912,206	4,971,656

Nielsen and Bainbridge	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	3,000,000	2,941,442	2,985,000

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	6,884,242	6,869,816	6,867,066

PetValu	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,962,500	4,920,938	4,968,703

Pike Corp.	Utilities	Second Lien	9/10/2024	L+8.00% (Floor 1.00%)	1,000,000	990,381	1,017,500

Polycom	Telecommunications	First Lien	9/27/2023	L+5.25% (Floor 1.00%)	6,206,083	6,206,083	6,293,372

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,253,522	4,250,434	4,292,059

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	396,399	408,291

PT Network	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,981,945	3,877,303	3,889,909

Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	L+7.50% (Floor 1.00%)	5,206,250	5,072,732	5,236,602

Sigma Electric	Industrial products	First Lien	10/13/2021	L+7.50% (Floor 1.00%)	4,987,500	4,880,635	4,987,500

SRP Companies	Consumer services	First Lien	9/11/2023	L+6.50% (Floor 1.00%)	5,962,912	5,613,971	5,638,971

Teleguam Holdings	Telecommunications	Second Lien	4/12/2024	L+8.50% (Floor 1.00%)	2,000,000	1,960,000	1,990,000

Terra Millennium	Industrial products	First Lien	10/31/2022	L+6.25% (Floor 1.00%)	6,912,500	6,848,567	6,947,063

TestEquity	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,000,000	3,961,189	3,961,189

Time Manufacturing	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	2,992,500	2,978,504	2,985,019

Turning Point Brands	Consumer products & retail	First Lien	5/17/2022	L+6.00% (Floor 1.00%)	4,987,500	4,940,256	4,975,031

Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	L+6.00% (Floor 1.00%)	2,475,000	2,430,703	2,493,563

UniTek Global Services	Telecommunications	First Lien	1/14/2019	L+8.50% (Floor 1.00%)	4,584,809	4,584,809	4,584,809

Utility One Source	Capital equipment	First Lien	4/18/2023	L+5.50% (Floor 1.00%)	1,000,000	990,308	1,018,750

US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,590,629	4,542,658	4,602,106

US Telepacific	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	5,000,000	4,968,150	4,950,625

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
VIP Cinema	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,937,500	4,914,112	4,996,133

Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,128,057	1,126,230	1,134,165

		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,701,754	1,672,630	1,710,263

Total Investments						$206,893,753	$209,862,566

(1)	Represents the interest rate as of June 30, 2017. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

I-45 SLF LLC Loan Portfolio as of March 31, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	$4,687,500	$4,585,980	$4,640,625

American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,925,000	2,887,177	2,910,375

American Teleconferencing	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	5,711,302	5,243,687	5,700,451

		Second Lien	6/6/2022	L+9.50% (Floor 1.00%)	1,708,571	1,643,620	1,674,400

Ansira Partners	Business services	First Lien	12/31/2022	L+6.50% (Floor 1.00%)	3,921,777	3,884,092	3,893,523

Array Technologies	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	4,325,000	4,542,126	4,613,437

ATX Networks Corp.	Technology products & components	First Lien	6/12/2021	L+6.00% (Floor 1.00%)	4,924,812	4,877,593	4,875,564

Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,975,000	4,928,997	4,975,000

California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,969,987	6,925,133	6,971,381

CMN.com (Higher Education)	Consumer services	First Lien	10/15/2021	L+6.00% (Floor 1.00%)	6,912,500	6,785,531	6,785,531

Contextmedia	Media, marketing & entertainment	First Lien	12/31/2021	L+6.50% (Floor 1.00%)	1,975,000	1,787,489	1,975,000

Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	7,015,452	6,988,236	7,050,529

Digital Room	Paper & forest products	Second Lien	5/28/2023	L+10.00% (Floor 1.00%)	4,000,000	3,924,128	3,924,128

Highline Aftermarket	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	3,000,000	2,985,000	3,033,900

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	L+6.00% (Floor 1.00%)	2,703,947	2,697,208	2,514,671

ICSH, Inc.	Containers & packaging	First Lien	12/31/2018	L+5.75% (Floor 1.00%)	6,698,007	6,670,865	6,685,051

iEnergizer	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,567,046	6,217,720	6,542,748

IG Investments Holdings	Business services	First Lien	10/31/2021	L+5.00% (Floor 1.00%)	2,480,470	2,469,439	2,507,856

Imagine! Print Solutions	Media, marketing & entertainment	First Lien	3/30/2022	L+6.00% (Floor 1.00%)	3,565,489	3,526,760	3,610,057

InfoGroup Inc.	Software & IT services	First Lien	5/28/2018	L+5.50% (Floor 1.50%)	5,913,550	5,813,451	5,907,637

		First Lien	4/3/2023	L+5.00% (Floor 1.50%)	3,000,000	2,970,000	2,970,000

Integro Parent Inc.	Business services	First Lien	11/2/2022	L+5.75% (Floor 1.00%)	4,938,924	4,790,756	4,963,618

iPayment, Inc.	Financial services	First Lien	5/8/2017	L+5.25% (Floor 1.50%)	6,964,029	6,947,920	6,929,209

LTI Holdings, Inc.	Industrial products	First Lien	4/17/2022	L+4.25% (Floor 1.00%)	1,974,874	1,780,886	1,974,874

Mood Media Corporation	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.00%)	4,503,289	4,427,043	4,483,024

MWI Holdings	Industrial products	First Lien	6/29/2020	L+5.50% (Floor 1.00%)	4,962,500	4,921,442	5,006,170

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	6,901,894	6,886,200	6,867,385

Northstar Travel	Media, marketing & entertainment	First Lien	6/7/2022	L+6.25% (Floor 1.00%)	4,090,625	4,036,655	4,070,172

PetValu	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,975,000	4,931,261	4,987,438

Pike Corp.	Utilities	Second Lien	8/30/2024	L+8.00% (Floor 1.00%)	1,000,000	990,000	1,017,500

Polycom	Telecommunications	First Lien	9/27/2023	L+6.50% (Floor 1.00%)	6,445,833	6,445,833	6,547,678

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,474,279	4,470,626	4,507,836

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	395,663	407,349

PT Network	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	3,930,277	3,883,735	3,883,735

Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	L+7.50% (Floor 1.00%)	6,125,000	5,958,692	6,132,963

Safe Guard	Automobile	First Lien	3/31/2024	L+5.00% (Floor 1.00%)	3,250,000	3,152,500	3,225,625

Sigma Electric	Industrial products	First Lien	8/31/2021	L+7.50% (Floor 1.00%)	5,000,000	4,886,637	4,886,637

SRP Companies	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	5,152,273	5,106,492	5,132,212

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1)	Principal	Cost	Fair Value(2)
TaxACT	Financial services	First Lien	12/31/2022	L+6.00% (Floor 1.00%)	1,269,915	1,238,463	1,269,915

Terra Millennium	Industrial products	First Lien	11/23/2022	L+6.25% (Floor 1.00%)	6,956,250	6,889,423	6,956,250

Time Manufacturing	Capital Equipment	First Lien	2/10/2022	L+5.00% (Floor 1.00%)	3,000,000	2,985,343	2,985,343

Turning Point Brands	Retail	First Lien	12/31/2021	L+6.00% (Floor 1.00%)	5,000,000	4,950,846	4,950,846

Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	L+6.00% (Floor 1.00%)	2,506,731	2,459,763	2,525,531

US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,791,601	4,737,062	4,767,643

VIP Cinema	Hotel, gaming & leisure	First Lien	3/31/2023	L+6.00% (Floor 1.00%)	5,000,000	4,975,275	5,059,500

Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,137,090	1,135,097	1,139,478

		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,789,474	1,756,683	1,802,895

Total Investments						$197,494,528	$200,242,690

(1)	Represents the interest rate as of March 31, 2017. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

Below is certain summarized financial information for I-45 SLF LLC as of June 30, 2017 and for the three months ended June 30, 2017 (amounts in thousands):

	June 30, 2017	March 31, 2017
Selected Balance Sheet Information:
Investments, at fair value (cost $206,894 and $197,494)	$209,862	$200,243
Cash and cash equivalents	15,244	12,093
Due from broker	4,013	1,732
Deferred financing costs and other assets	1,544	1,659
Interest receivable	583	474

Total assets	$231,246	$216,201

Senior credit facility payable	$132,000	$122,000
Payable for unsettled transactions	11,447	11,795
Other liabilities	3,195	2,988

Total liabilities	$146,642	$136,783
Members’ equity	84,604	79,418

Total liabilities and net assets	$231,246	$216,201

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016
Selected Statement of Operations Information:
Total revenues	$3,951	$2,158
Total expenses	(1,552)	(753)

Net investment income	2,399	1,405
Net unrealized appreciation	221	808
Net realized gains	614	187

Net increase in members’ equity resulting from operations	$3,234	$2,400

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

Unaudited Schedule of Investments in and Advances to Affiliates

Three Months Ended June 30, 2017

Portfolio Company/ Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at March 31, 2017	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2017
Control Investments
I-45 SLF LLC
80% LLC equity interest	$2,304	$63,395	$4,140	$—	$67,535
Media Recovery, Inc.
800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	113	5,590	—	(313)	5,277
4,000,002 shares common stock	650	32,249	—	(1,804)	30,445
TitanLiner
1,189,609 shares Series B convertible preferred stock	54	2,777	686	—	3,463
702,475 shares Series A convertible preferred stock	—	—	5,382	—	5,382

Total Control Investments	$3,121	$104,011	$10,208	$(2,117)	$112,102
Affiliate Investments
Chandler Signs, LP
Senior secured debt	140	4,478	3	(52)	4,429
1,500,000 units of Class A-1 common stock	—	2,661	—	(280)	2,381

Total Affiliate Investments	$140	$7,139	$3	$(332)	$6,810

Total Control & Affiliate Investments	$3,261	$111,150	$10,211	$(2,449)	$118,912

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as movement of an existing portfolio company into this category and out of a different category.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Board of Directors and Shareholders

Capital Southwest Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Capital Southwest Corporation (a Texas corporation) and subsidiaries (the “Company”), including the consolidated schedules of investments, as of March 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended March 31, 2017 and the selected per share data and ratios for each of the five years in the period ended March 31, 2017. Our audits of the basic consolidated financial statements included the Schedule of Investments In and Advances to Affiliates listed in the index appearing under Item 15(2). These financial statements, per share data and ratios, and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, per share data and ratios, and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, including the consolidated schedules of investments, referred to above present fairly, in all material respects, the financial position of Capital Southwest Corporation and subsidiaries as of March 31, 2017 and 2016, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended March 31, 2017, and the selected per share data and ratios for each of the five years in the period ended March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of March 31, 2017, based on criteria established in the 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated June 1, 2017 (not separately included herein), expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ GRANT THORNTON LLP

Dallas, Texas

June 1, 2017

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In thousands except share and per share data)

	March 31, 2017	March 31, 2016
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: March 31, 2017 - $172,437, March 31, 2016 - $101,538)	$175,731	$99,279
Affiliate investments (Cost: March 31, 2017 - $5,925, March 31, 2016 - $6,356)	7,138	10,618
Control investments (Cost: March 31, 2017 - $72,178, March 31, 2016 - $42,215)	104,011	68,539

Total investments (Cost: March 31, 2017 - $250,540, March 31, 2016 - $150,110)	286,880	178,436
Cash and cash equivalents	22,386	95,969
Receivables:
Dividends and interest	3,137	1,752
Escrow	545	3,424
Other	626	219
Income tax receivable	—	1,010
Deferred tax asset	2,017	2,342
Debt issuance costs (net of accumulated amortization of $366 and $- as of March 31, 2017 and March 31, 2016, respectively)	2,137	—
Other assets	8,024	1,341

Total assets	$325,752	$284,493

Liabilities
Credit facility	$25,000	$—
Other liabilities	5,996	5,088
Payable for unsettled transactions	—	3,940
Dividends payable	7,191	625
Accrued restoration plan liability	2,170	2,205
Deferred income taxes	323	—

Total liabilities	40,680	11,858

Net Assets
Common stock, $0.25 par value per share: authorized, 25,000,000 shares; issued, 18,350,808 shares at March 31, 2017 and 18,065,518 shares at March 31, 2016	4,588	4,516
Additional capital	261,472	262,539
Accumulated net investment loss	(1,457)	(307)
Accumulated net realized gain	8,390	1,498
Unrealized appreciation on investments, net of income taxes	36,016	28,326
Treasury stock - at cost, 2,339,512 shares	(23,937)	(23,937)

Total net assets	285,072	272,635

Total liabilities and net assets	$325,752	$284,493

Net asset value per share (16,011,296 shares outstanding at March 31, 2017 and 15,726,006 shares outstanding at March 31, 2016)	$17.80	$17.34

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except share and per share data)

	Years Ended March 31,
	2017	2016	2015
Investment income:
Interest and dividends:
Non-control/Non-affiliate investments	$11,759	$4,409	$356
Affiliate investments	723	135	581
Control investments	9,842	3,489	8,294
Interest income from cash and cash equivalents	166	386	122
Fees and other income	984	741	595

Total investment income	23,474	9,160	9,948

Operating expenses:
Compensation	6,330	7,310	5,625
Spin-off compensation plan	690	1,303	—
Share-based compensation	1,197	1,181	1,027
Interest	989	—	—
Net pension expense (benefit)	166	(99)	(280)
Spin-off professional fees	—	7,040	1,819
General and administrative	4,435	4,390	3,932

Total operating expenses	13,807	21,125	12,123

Income (loss) before income taxes	9,667	(11,965)	(2,175)
Income tax expense (benefit)	1,779	(1,278)	270

Net investment income (loss)	$7,888	$(10,687)	$(2,445)

Realized gain (loss):
Non-control/Non-affiliate investments	3,992	(9,575)	8,226
Affiliate investments	3,876	(1,458)	157,213
Control investments	28	231	(1,175)

Total net realized gain (loss) on investments before income tax	7,896	(10,802)	164,264
Unrealized appreciation (depreciation) on investments:
Portfolio company investments	8,013	16,089	(108,377)
Income tax provision	(323)	—	—

Total net increase (decrease) in unrealized appreciation on investments	7,690	16,089	(108,377)

Net realized and unrealized gain (loss) on investments	$15,586	$5,287	$55,887

Net increase (decrease) in net assets from operations	$23,474	$(5,400)	$53,442

Pre-tax net investment income (loss) per share - basic and diluted	$0.61	$(0.76)	$(0.14)

Net investment income (loss) per share - basic and diluted	$0.50	$(0.68)	$(0.16)

Net increase (decrease) in net assets from operations - basic and diluted	$1.48	$(0.35)	$3.44

Weighted average shares outstanding – basic	15,824,879	15,635,597	15,491,870

Weighted average shares outstanding – diluted	15,877,331	15,723,617	15,530,974

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Years Ended March 31,
	2017	2016	2015
Operations:
Net investment income (loss)	$7,888	$(10,687)	$(2,445)
Net realized (loss) gain on investments	7,896	(10,802)	164,264
Net increase (decrease) in unrealized appreciation on investments, net of tax	7,690	16,089	(108,377)

Net increase (decrease) in net assets from operations	23,474	(5,400)	53,442
Distributions from:
Undistributed net investment income	(8,132)	(625)	(3,083)
Realized gains	(4,428)	(1,544)	—
Taxes incurred on deemed capital gain distributions	—	(2,948)	(54,370)
Distributions of CSW Industrials, Inc.
Decrease in unrealized appreciation related to spin-off investments	—	(458,338)	—
Distribution from additional capital for spin-off	—	(26,279)	—
Spin-Off Compensation Plan distribution, net of tax of $692, $- and $- for the years ended March 31, 2017, 2016 and 2015, respectively	(1,175)	(1,261)	—
Capital share transactions:
Change in pension plan funded status	(6)	—	(789)
Exercise of employee stock options	1,507	431	803
Share-based compensation expense	1,197	1,181	1,027

Increase (decrease) in net assets	12,437	(494,783)	(2,970)
Net assets, beginning of period	272,635	767,418	770,388

Net assets, end of period	$285,072	$272,635	$767,418

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years Ended March 31,
	2017	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets from operations	$23,474	$(5,400)	$53,442
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash (used in) provided by operating activities:
Purchases and originations of investments	(145,778)	(123,014)	(7,421)
Proceeds from sales and repayments of debt investments in portfolio companies	44,568	529	1,701
Proceeds from sales and return of capital of equity investments in portfolio companies	7,692	19,637	203,991
Payment of accreted original issue discounts	1,218	12	—
Depreciation and amortization	459	86	55
Net pension benefit	(41)	(308)	(530)
Realized (gain) loss on investments before income tax	(7,896)	10,802	(164,264)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(8,013)	(16,089)	108,377
Accretion of discounts on investments	(434)	(96)	—
Payment-in-kind interest	(63)	—	—
Stock option and restricted awards expense	1,197	1,181	1,027
Deferred income taxes	1,813	(363)	(528)
Changes in other assets and liabilities:
(Increase) decrease in dividend and interest receivable	(1,385)	(1,675)	705
Decrease (increase) in escrow receivables	2,860	(570)	(3,687)
(Increase) decrease in other receivables	(127)	1,173	(137)
Decrease (increase) in tax receivable	1,010	(915)	72
(Increase) decrease in other assets	(6,775)	(601)	(604)
Increase (decrease) in other liabilities	602	165	2,085
(Decrease) increase in payable for unsettled transaction	(3,940)	3,940	—

Net cash (used in) provided by operating activities	(89,559)	(111,506)	194,284

Cash flows from financing activities
Proceeds from credit facility	25,000	—	—
Debt issuance costs paid	(2,503)	—	—
Taxes incurred on deemed capital gain distribution	—	(2,948)	(54,370)
Dividends to shareholders	(5,994)	(1,544)	(3,083)
Proceeds from exercise of employee stock options	1,507	431	803
Spin-off Compensation Plan distribution	(2,034)	(1,261)	—
Cash distribution to CSW Industrials, Inc.	—	(13,000)	—

Net cash provided by (used in) financing activities	15,976	(18,322)	(56,650)

Net (decrease) increase in cash and cash equivalents	(73,583)	(129,828)	137,634
Cash and cash equivalents at beginning of period	95,969	225,797	88,163

Cash and cash equivalents at end of period	$22,386	$95,969	$225,797

Supplemental cash flow disclosures:
Cash paid for income taxes	$289	$2,948	$54,732
Cash paid for interest	325	—	—
Supplemental disclosure of noncash financing activities:
Dividend declared, not yet paid	$7,191	$625	$—
Noncash adjustment to realized gain for escrow receivable	118	—	—
Cost of Investments spun-off(1)	—	6,981	—
Decrease in unrealized appreciation due to spin-off of CSWI(1)	—	458,338	—
Net pension assets(1)	—	9,687	—
Change in deferred tax liabilities(1)	—	3,391	—
Spin-off Compensation Plan distribution accrued, not yet paid	345	513	—

(1)	These non-cash items are related to the spin-off of CSW Industrials, Inc. at September 30, 2015.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2017

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
Non-control/Non-affiliate Investments(5)

AG KINGS HOLDINGS(8)	First Lien	Food, agriculture & beverage	L+8.50% (Floor 1.00%)	8/10/2021	$9,900,000	$9,720,743	$9,900,000

AMERICAN TELECONFERENCING	First Lien	Telecommunications	L+6.50% (Floor 1.00%)	12/8/2021	6,733,503	6,559,616	6,720,709

	Second Lien		L+9.50% (Floor 1.00%)	6/6/2022	2,005,714	1,929,670	1,965,600

AMWARE FULFILLMENT	First Lien	Distribution	L+9.50% (Floor 1.00%)	5/21/2019	13,065,000	12,858,885	12,934,350

ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,871,024	5,000,000

BINSWANGER CORP.	First Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	3/9/2022	13,251,760	12,988,847	12,988,848
	900,000 shares of common stock					900,000	900,000

						13,888,847	13,888,848

CALIFORNIA PIZZA KITCHEN	First Lien	Restaurants	L+6.00% (Floor 1.00%)	8/23/2022	4,975,000	4,929,234	4,975,995

CAST AND CREW PAYROLL, LLC	Second Lien	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	3,705,263	3,685,537	3,671,916

DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	9,956,000

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	7,032,285	7,001,500	7,067,446

DIGITAL ROOM INC.	Second Lien	Paper & forest products	L+10.00% (Floor 1.00%)	5/21/2023	7,000,000	6,864,682	6,864,682

DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)	8/26/2023	3,000,000	2,942,972	2,970,000

ELITE SEM, INC.(8)	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	2/1/2022	12,150,000	11,864,161	11,864,161
	1,000 shares of common stock		12% PIK	—	—	1,019,667	1,020,000

						12,883,828	12,884,161

IMAGINE! PRINT SOLUTIONS, INC.	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/30/2022	4,853,233	4,800,146	4,913,898

INFOGROUP INC.	First Lien	Software & IT services	L+5.50% (Floor 1.50%)	5/26/2018	4,895,007	4,822,951	4,890,112

LIGHTING RETROFIT INTERNATIONAL	First Lien	Environmental services	L+9.75% (Floor 0.5%)	9/28/2021	10,222,222	10,126,394	10,126,394

LTI HOLDINGS, INC.	Second Lien	Industrial products	L+9.25% (Floor 1.00%)	4/17/2023	7,000,000	6,853,685	6,825,000
The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)
PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,955,404	5,029,000

REDBOX AUTOMATED RETAIL	First Lien	Gaming & leisure	L+7.50% (Floor 1.00%)	9/27/2021	8,750,000	8,505,558	8,761,375

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,918,134	6,860,000

RESTAURANT TECHNOLOGIES, INC.	Second Lien	Restaurants	L+8.75% (Floor 1.00%)	11/23/2023	3,500,000	3,449,262	3,482,500

TAXACT, INC.	First Lien	Financial services	L+6.00% (Floor 1.00%)	12/31/2022	2,775,000	2,722,263	2,775,000

VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)	2/16/2022	11,000,000	9,898,494	9,898,494
	Warrants					886,000	886,000

						10,784,494	10,784,494

WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	2/8/2021	4,473,684	4,385,853	4,507,237

WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	6/1/2021	8,100,000	7,976,347	7,976,347

Total Non-control/Non-affiliate Investments						$172,437,029	$175,731,064

Affiliate Investments(6)

CHANDLER SIGNS, LP(13)	Senior subordinated debt	Business services	12.00%	7/4/2021	4,500,000	4,425,310	4,477,500
	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,661,000

						5,925,310	7,138,500

Total Affiliate Investments						$5,925,310	$7,138,500

Control Investments(7)
I-45 SLF LLC(9),(10),(11)	80% LLC equity interest	Multi-sector holdings	—	—	—	$60,800,000	$63,394,679

MEDIA RECOVERY, INC.(11)	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	5,590,249
	4,000,002 shares of common stock		—	—	—	4,615,000	32,248,751

						5,415,000	37,839,000

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment(2)	Industry	Current Interest Rate(3)	Maturity	Principal	Cost	Fair Value(4)

TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,758,528	2,777,000
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204,222	—

						5,962,750	2,777,000

Total Control Investments						$72,177,750	$104,010,679

TOTAL INVESTMENTS(12)						$250,540,089	$286,880,243

(1)	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
(2)	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.
(3)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.
(4)	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
(5)	Non-control/Non-affiliate investments are generally defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments. At March 31, 2017, approximately 61.3% of the Company’s investment assets were non-control/non-affiliate investments.
(6)	Affiliate investments are generally defined by the 1940 Act as investments in which between 5.0% and 25.0% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2017, approximately 2.5% of the Company’s investment assets were affiliate investments.
(7)	Control investments are generally defined by the 1940 Act as investments in which more than 25.0% of the voting securities are owned or where greater than 50.0% of the board representation is maintained. At March 31, 2017, approximately 36.2% of the Company’s investment assets were control investments.
(8)	The investment is structured as a first lien last out term loan and earns interest in addition to the stated rate.
(9)	Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of total assets at the time of acquisition of any additional non-qualifying assets.
(10)	The investment has approximately $7.2 million unfunded commitment as of March 31, 2017.
(11)	Income producing through dividends on distributions.
(12)	As of March 31, 2017, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $40.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $3.4 million. Cumulative net unrealized appreciation is $36.7 million, based on a tax cost of $250.1 million.
(13)	Chandler Signs, LP Class A-1 common stock is held through a wholly-owned taxable subsidiary.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2016

Portfolio Company(1)	Type of Investment	Industry	Current Interest Rate(2)	Maturity	Principal	Cost	Fair Value(3)
Non-control/Non-affiliate Investments(4)

360 HOLDINGS III CORP.	First Lien	Consumer products & retail	L+9.00% (Floor 1.00%)	10/1/2021	$6,965,000	$6,695,926	$6,721,225

ARGON MEDICAL DEVICES	Second Lien	Healthcare products	L+9.50% (Floor 1.00%)	6/23/2022	5,000,000	4,854,244	4,962,500

BDF ACQUISITION CORP.	Second Lien	Consumer products & retail	L+8.00% (Floor 1.00%)	2/12/2022	5,000,000	4,803,167	4,825,000

CAST AND CREW PAYROLL, LLC	Second Lien	Media, marketing & entertainment	L+7.75% (Floor 1.00%)	8/12/2023	5,000,000	4,970,378	4,725,000

DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000,000	5,046,000

DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%)	2/12/2021	4,632,285	4,598,218	4,626,495

FREEDOM TRUCK FINANCE, LLC(5),(6)	Senior secured debt	Financial services	Prime plus 9.75% (Floor 3.25%)	4/15/2016	5,839,504	5,839,504	5,839,504

HYGEA HOLDINGS	First Lien	Healthcare services	L+9.25%	2/22/2019	8,000,000	7,298,715	7,298,715
	Warrants		—	—	—	546,000	546,000

						7,844,715	7,844,715

IMAGINE! PRINT SOLUTIONS, INC.	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/30/2022	4,000,000	3,940,000	3,940,000

LTI HOLDINGS, INC.	Second Lien	Industrial products	L+9.25% (Floor 1.00%)	4/17/2023	7,000,000	6,837,644	6,298,099

PREPAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%)	7/1/2020	5,000,000	4,944,630	4,950,000

RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%)	3/18/2022	7,000,000	6,906,072	6,790,000

ROYAL HOLDINGS, INC.	Second Lien	Specialty chemicals	L+7.50% (Floor 1.00%)	6/19/2023	1,000,000	992,994	955,000

TAXACT, INC.	First Lien	Financial services	L+6.00% (Floor 1.00%)	12/31/2022	4,500,000	4,405,601	4,432,500

TITANLINER, INC.	Senior subordinated debt		8.50%	6/30/2017	2,747,000	2,747,000	2,747,000
	339,277 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	3,204,222	3,352,000

						5,951,222	6,099,000

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Portfolio Company(1)	Type of Investment	Industry	Current Interest Rate(2)	Maturity	Principal	Cost	FairValue(3)
TRAX DATA	Common stock	Software & IT services	—	—	—	817,781	1,916,000

VIVID SEATS	First Lien	Media, marketing & entertainment	L+6.00% (Floor 1.00%)	3/1/2022	7,000,000	6,514,058	6,632,500

WATER PIK, INC.	Second Lien	Consumer products & retail	L+8.75% (Floor 1.00%)	2/8/2021	4,780,702	4,667,815	4,720,943

WINZER CORPORATION	Senior subordinated debt	Distribution	11.00%	5/31/2021	8,100,000	7,954,440	7,954,440

Total Non-control/Non-affiliate Investments						$101,538,409	$99,278,921

Affiliate Investments(7)
CHANDLER SIGNS, LP(13)	Senior subordinated debt	Business services	12.00%	7/4/2021	4,500,000	4,412,800	4,412,800
	1,500,000 units of Class A-1 common stock		—	—	—	1,500,000	2,529,000

						5,912,800	6,941,800

kSEP HOLDINGS, INC.	861,591 shares of common stock	Healthcare products	—	—	—	443,518	3,676,000

Total Affiliate Investments						$6,356,318	$10,617,800

Control Investments(8)
I-45 SLF LLC(6), (9), (10)	80% LLC equity interest	Multi-sector holdings	—	—	—	$36,800,000	$36,337,174

MEDIA RECOVERY, INC.(10)	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800,000	4,757,452
	4,000,002 shares of common stock	Specialty chemicals	—	—	—	4,615,000	27,444,548

						5,415,000	32,202,000

Total Control Investments						$42,215,000	$68,539,174

TOTAL INVESTMENTS(11)						$150,109,727	$178,435,895

(1)	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.
(2)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually. For each investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor.
(3)	Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures. We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.
(4)	Non-control/Non-affiliate investments are generally defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments. At March 31, 2016, approximately 55.6% of the Company’s investment assets are non-control/non-affiliate investments.
(5)	The investment has $1.7 million unfunded commitment as of March 31, 2016.
(6)	Indicates assets that the Company believes do not represent “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of total assets at the time of acquisition of any additional non-qualifying assets.
(7)	Affiliate investments are generally defined by the 1940 Act as investments in which between 5.0% and 25.0% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2016, approximately 6.0% of the Company’s investment assets are affiliate investments.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

(8)	Control investments are generally defined by the 1940 Act as investments in which more than 25.0% of the voting securities are owned or maintains greater than 50.0% of the board representation. At March 31, 2016, approximately 38.4% of the Company’s investment assets are control investments.
(9)	The investment has approximately $31.2 million unfunded commitment as of March 31, 2016.
(10)	Income producing through dividends on distributions.
(11)	As of March 31, 2016, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $35.4 million; cumulative gross unrealized depreciation for federal income tax purposes is $4.6 million. Cumulative net unrealized appreciation is $30.8 million, based on a tax cost of $147.7 million.
(12)	Changes to the Consolidated Schedule of Investments at March 31, 2016 are presentation changes only to confirm to current period presentation.
(13)	Chandler Signs, LP Class A-1 common stock is held through a wholly-owned taxable subsidiary.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization

Capital Southwest Corporation (“CSWC”) is an investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a Small Business Investment Company (“SBIC”) licensed under the Small Business Investment Act of 1958. At that time, CSWC transferred to its then wholly-owned subsidiary, Capital Southwest Venture Corporation (“CSVC”), certain assets including our license as a “SBIC”. CSVC was a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a business development company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We are also a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”). As such, we are not required to pay corporate-level income tax on our investment income. We intend to maintain our RIC status, which requires that we qualify annually as a RIC by meeting certain specified requirements.

Capital Southwest Management Corporation (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90.0% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior and subordinated investments in the lower middle market, as well as first and second lien syndicated loans in upper middle market companies. Our target lower middle market (“LMM”) companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $20.0 million. Our upper middle market (“UMM”) investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million and typically range in size from $3.0 million to $10.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

On September 30, 2015, we completed the spin-off (the “Share Distribution”) of CSW Industrials, Inc. (“CSWI”). CSWI is now an independent publicly traded company. CSWI’s common stock trades on the Nasdaq

Global Select Market under the ticker symbol “CSWI.” The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally-managed BDC and pursue a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. In the future, we intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”). We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies (“ASC Topic 946”). Under rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company, subject to certain exceptions. One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25.0% of the voting securities or have rights to maintain greater than 50.0% of the board representation; “Affiliate investments” are generally defined as investments in which we own between 5.0% and 25.0% of the voting securities; and “Non-control/Non-affiliate investments” are generally defined as investments that are neither “Control Investments” nor “Affiliate Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70.0% of our assets in qualifying assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of those securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to any rules that may be prescribed by the SEC.

(2)	Securities of any eligible portfolio company that we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for the securities and we already own at least 60.0% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to those securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

(1)	Continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

(2)	Derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

(3)	Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

The two Diversification Tests must be satisfied quarterly. If a RIC satisfies the tests for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the tests in the next quarter, it retains RIC status. A RIC that fails to meet the Diversification Tests as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the tests are satisfied within 30 days of the close of the quarter in which the tests are failed.

This quarter we satisfied all RIC tests and have only 11.8% in nonqualified assets according to measurement criteria established in IRC Section 851(d).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value because the interest rate adjusts to the market interest rate (Level 3 input). See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the Notes to the Consolidated Schedule of Investments and Notes 3 and 4 below. Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At March 31, 2017 and 2016, cash balances totaling $19.6 million and $93.7 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment. As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Securities and Exchange Commission (“SEC”) Regulation S-X and ASC Topic 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned subsidiaries, the Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected. Dividend income is recognized on the record date. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2017 and 2016, we did not have any investments on non-accrual status.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income. For the year ended March 31, 2017, approximately 1.8% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the year ended March 31, 2016, approximately 1.0% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to stockholders to maintain its qualification as a regulated investment company (“RIC”) for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. For the year ended March 31, 2017, approximately 0.3% of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility (as discussed further in Note 5). These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the Internal Revenue Code (“IRC”) necessary to qualify as a RIC. By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income distributed to shareholders. In order to qualify as a RIC, the Company is required to timely distribute to its shareholders at least 90.0% of investment company taxable income, as defined by the IRC, each year. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

In addition to the requirement that we must annually distribute at least 90.0% of our investment company taxable income, we may either distribute or retain our realized net capital gains from investments, but any net capital gains not distributed may be subject to corporate level tax. If we retain the capital gains, they are classified as a “deemed distribution” to our shareholders and are subject to our corporate tax rate of 35.0%. As an investment company that qualifies as a RIC under the IRC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year, December 31. Any capital gains actually distributed to shareholders are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the current corporate rate of 34%. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Company level not deemed to meet the “more-

likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740 for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the years ended March 31, 2017, 2016 and 2015.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by FASB ASC Topic 718, Compensation – Stock Compensation. Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments awards granted to employees. The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we will amortize this fair value to share-based compensation expense over the vesting term. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. At the years ended March 31, 2017, 2016 and 2015, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 52,452, 88,020 and 39,104, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value of our Company. In connection with the Share Distribution, we entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with CSWI. Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the net asset value of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date. The amount of distributions, if any, is determined by the Board of Directors each quarter.

Presentation Presentation of certain amounts on the Consolidated Financial Statements for the prior year comparative financial statements is updated to conform to the current period presentation. This mainly includes disclosure of amounts at a more disaggregated level.

Recently Issued or Adopted Accounting Standards In April 2015, the FASB issued ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs related to a recognized liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. It is effective for annual reporting periods beginning after December 15, 2015. Subsequently, in August 2015, the FASB issued ASU 2015-15, Interest-Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. ASU 2015-15 allows debt issuance costs for lines of credit to be presented as an asset and subsequently amortized ratably over the term of the line-of-credit arrangement, regardless of whether there are outstanding borrowings on the line-of-credit arrangement. We adopted this guidance during the quarter ended September 30, 2016.

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its financial statements, but the impact of the adoption is not expected to be material.

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation: Improvements to Employee Share-Based Payment Accounting, which is intended to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The new guidance is effective for annual periods beginning after December 15, 2016, and interim periods therein. Early application is permitted. CSWC completed its assessment of the impact the adoption of this new accounting standard will have on its consolidated financial statements, and based on our assessment, determined there would be no material change to the Company’s consolidated financial statements as a result of the adoption of ASU 2016-09.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. CSWC completed its initial assessment in evaluating the potential impact on its consolidated financial statements and based on its initial assessment determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition timing and classification of revenues and expenses; additionally, the Company’s management does not expect the adoption of ASU 2014-09 to have a significant impact to pretax income upon adoption. The Company will continue to evaluate the impacts of ASU 2014-09 through the date of adoption to ensure that its initial assessment continues to remain accurate. Additionally, the Company is continuing its assessment of ASU 2014-09’s impact on its consolidated financial statement disclosures.

3.	INVESTMENTS

The following tables show the composition of the investment portfolio, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2017 and 2016:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	(dollars in millions )
March 31, 2017:
1st lien loans(1)	$106.8	42.6%	$107.8	37.6%
2nd lien loans	46.9	18.7	47.2	16.5
Subordinated debt	12.4	4.9	12.5	4.3
Preferred equity, common equity & warrants	23.6	9.5	56.0	19.5
I-45 SLF, LLC(2)	60.8	24.3	63.4	22.1

	$250.5	100.0%	$286.9	100.0%

March 31, 2016:
1st lien loans	$39.3	26.2%	$39.5	22.1%
2nd lien loans	39.0	26.0	38.2	21.4
Subordinated debt	15.1	10.1	15.1	8.5
Preferred equity, common equity & warrants	19.9	13.2	49.3	27.6
I-45 SLF, LLC(2)	36.8	24.5	36.3	20.4

	$150.1	100.0%	$178.4	100.0%

(1)	Included in 1st lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders.
(2)	I-45 SLF, LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the upper middle market. The portfolio companies held by I-45 represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 18 for further discussion.

The following tables show the composition of the investment portfolio by industry, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2017 and 2016:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2017:
I-45 SLF, LLC(1)	$60.8	24.3%	$63.4	22.1%
Media, Marketing, & Entertainment	32.2	12.8	32.3	11.2
Distribution	20.8	8.3	20.9	7.3
Consumer Products & Retail	18.3	7.3	18.4	6.4
Energy Services (Upstream)	14.0	5.6	12.7	4.4
Business Services	12.8	5.1	14.0	4.9
Industrial Products	12.3	4.9	44.7	15.6
Software & IT Services	11.8	4.7	12.0	4.2
Environmental Services	10.1	4.0	10.1	3.5
Paper & Forest Products	9.8	3.9	9.8	3.4
Food, Agriculture & Beverage	9.7	3.9	9.9	3.5
Gaming & Leisure	8.5	3.4	8.8	3.1
Telecommunications	8.4	3.4	8.7	3.0
Restaurants	8.4	3.4	8.4	2.9
Consumer Services	5.0	2.0	5.0	1.8
Healthcare Products	4.9	1.9	5.0	1.7
Financial Services	2.7	1.1	2.8	1.0

	$250.5	100.0%	$286.9	100.0%

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2016:
I-45 SLF, LLC(1)	$36.8	24.5%	$36.3	20.4%
Consumer Products & Retail	16.2	10.8	16.3	9.1
Media, Marketing, & Entertainment	15.4	10.3	15.3	8.6
Energy Services (Upstream)	14.0	9.3	11.1	6.2
Business Services	12.8	8.5	13.7	7.7
Industrial Products	12.3	8.2	38.5	21.5
Financial Services	10.2	6.8	10.3	5.8
Distribution	8.0	5.3	8.0	4.5
Healthcare Services	7.8	5.2	7.8	4.4
Software & IT Services	5.4	3.6	6.5	3.7
Healthcare Products	5.3	3.5	8.6	4.8
Consumer Services	4.9	3.3	5.0	2.8
Specialty Chemicals	1.0	0.7	1.0	0.5

	$150.1	100.0%	$178.4	100.0%

(1)	I-45 SLF, LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the upper middle market. The portfolio companies in I-45 include multi-sector holdings, which are similar to those in which CSWC invests directly. See Note 18 for further discussion.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2017 and 2016:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2017:
I-45 SLF, LLC(1)	$60.8	24.3%	$63.4	22.1%
Southwest	50.0	20.0	82.6	28.8
Northeast	43.4	17.4	43.7	15.2
South	38.2	15.2	38.5	13.4
West	30.2	12.0	30.3	10.6
Midwest	27.9	11.1	28.4	9.9

	$250.5	100.0%	$286.9	100.0%

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	(dollars in millions)
March 31, 2016:
Southwest	$55.8	37.2%	$80.8	45.3%
I-45 SLF, LLC(1)	36.8	24.5	36.3	20.4
West	24.0	16.0	24.4	13.7
Midwest	20.4	13.6	20.6	11.4
South	8.3	5.5	11.5	6.5
Northeast	4.8	3.2	4.8	2.7

	$150.1	100.0%	$178.4	100.0%

(1)	I-45 SLF, LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the upper middle market. The portfolio companies in I-45 are located within the geographic regions listed above. See Note 18 for further discussion.

4.	FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team. The process includes a monthly review of each investment by our executive officers and investment teams. Valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams. Each investment valuation is then subject to review by the executive officers and investment teams. In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment. While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. As required by ASC Topic 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis. We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC Topic 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of March 31, 2017 and 2016, 100.0% of the CSWC investment portfolio consisted of debt and equity instruments of privately held companies for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value its investments (excluding investments for which fair value is measured at net asset value) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC with the assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC Topic 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and excludes transaction costs. Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Approach and Income Approach as described in detail below. For debt investments recently originated or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”). The Required Market Yield is calculated in a two-step process. First, using quarterly market data from our third-party valuation provider we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required Market Yield for each of our investments. The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we estimate the fair value of a limited number of our debt securities using the Enterprise Value Waterfall approach.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses. A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company, and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The table below presents the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at March 31, 2017 and March 31, 2016. The table is not intended to be all inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair value.

Type	Valuation Technique	Fair Value at 3/31/2017 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value Waterfall Approach	$56.0	EBITDA Multiple	4.10x - 9.30x	7.80x
			Discount Rate	14.1% - 27.8%	17.5%
Debt Investments	Income Approach	132.8	Discount Rate	7.70% - 12.60%	10.8%
			Third Party Broker Quote	97.50 - 101.25
	Market Approach	34.8	Cost

		167.5

Total Level 3 Investments		$223.5

Type	Valuation Technique	Fair Value at 3/31/2016 (in millions)	Significant Unobservable Inputs	Range	Weighted Average
Equity Investments	Enterprise Value Waterfall Approach	$49.3	EBITDA Multiple	3.5x - 7.60x	6.78x
			Revenue Multiple	3.70x	3.70x
			Discount Rate	12.9% - 18.62%	14.0%
Debt Investments	Income Approach	68.6	Discount Rate	6.00% - 11.5%	9.7%
			Third Party Broker Quote	86.00 - 99.88
	Market Approach	24.2	Cost

		92.8

Total Level 3 Investments		$142.1

The following fair value hierarchy tables set forth our investment portfolio by level as of March 31, 2017 and March 31, 2016 (in millions):

		Fair Value Measurements at March 31, 2017 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
1st lien loans	$107.8	$—	$—	$107.8
2nd lien loans	47.2	—	—	47.2
Subordinated debt	12.5	—	—	12.5
Preferred equity, common equity & warrants	56.0	—	—	56.0
Investments measured at net asset value(1)	63.4	—	—	—

Total Investments	$286.9	$—	$—	$223.5

		Fair Value Measurements at March 31, 2016 Using
Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
1st lien loans	$39.5	$—	$—	$39.5
2nd lien loans	38.2	—	—	38.2
Subordinated debt	15.1	—	—	15.1
Preferred equity, common equity & warrants	49.3	—	—	49.3
Investments measured at net asset value(1)	36.3	—	—	—

Total Investments	$178.4	$—	$—	$142.1

(1)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities.

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value to another. We recognize transfer of financial instruments between levels at the end of each quarterly reporting period. During the years ended March 31, 2017 and 2016, we had no transfers between levels.

The following table provides a summary of changes in the fair value of investments measured using Level 3 inputs during the years ended March 31, 2017 and 2016 (in millions):

	Fair Value 3/31/2016	Realized & Unrealized Gains (Losses)	Purchases of Investments(1)	Repayments	Divestitures	Conversion of Security from Debt to Equity	Fair Value at 3/31/2017
1st lien loans	$39.5	$2.3	102.2	(36.2)	—	$—	$107.8
2nd lien loans	38.2	1.3	17.2	(7.0)	(2.5)	—	47.2
Subordinated debt	15.1	0.1	—	—	—	(2.7)	12.5
Preferred equity, common equity & warrants	49.3	8.9	3.1	—	(8.0)	2.7	56.0

Total Investments	$142.1	$12.6	$122.5	$(43.2)	$(10.5)	$—	$223.5

	Fair Value 3/31/2015	Realized & Unrealized Gains (Losses)	Unrealized Depreciation due to Share Distribution	Purchases of Investments(1)	Repayments	Divestitures		Fair Value at 3/31/2016
1st lien loans	$—	$0.2	$—	$39.3	$—	$—		$39.5
2nd lien loans	6.9	(0.7)	—	32.0	—	—		38.2
Subordinated debt	2.9	1.1	—	12.4	—	(1)		15.1
Preferred equity, common equity & warrants	517.3	14.8	(458.3)	2.0	—	(26.5	)(2)	49.3

Total Investments	$527.1	$15.4	$(458.3)	$85.7	$—	$(27.8)		$142.1

(1)	Includes purchases of new investments, as well as discount accretion on existing investments.
(2)	Includes the cost basis of The Rectorseal Corporation, Whitmore Manufacturing Company, Balco, Inc. and CapStar Holdings Company, which were spun off to CSW Industrials, Inc. at September 30, 2015.

The total net unrealized gains (excluding reversals) included in earnings that related to assets still held at the report date for the years ended March 31, 2017 and 2016 were $12.5 million and $7.6 million, respectively.

5.	CREDIT FACILITY

In September of 2016, CSWC entered into a credit facility (the “Credit Facility”) to provide additional liquidity to support its investment and operational activities. The Credit Facility includes total commitments of $100.0 million from a diversified group of five lenders and is scheduled to mature August 30, 2020. The Credit Facility also contains an accordion feature that allows CSWC to increase the total commitments under the facility up to $150.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable LIBOR rate (1.13% as of March 31, 2017) plus 3.25% with no LIBOR floor. For the first six months following the close of the Credit Facility, CSWC paid unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Subsequent to that period, the unused commitment fee is 0.50% to 1.50% based on utilization.

The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum consolidated net worth, (4) maintaining a regulatory asset coverage of not less than 200.0%, and (5) maintaining a consolidated interest coverage ratio of at least 2.5 to 1.0.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of March 31, 2017, all of the Company’s assets were pledged as collateral for the Credit Facility.

At March 31, 2017, CSWC had $25.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $1 million for the year ended March 31, 2017. The weighted average interest rate on the Credit Facility was 4.3% as of March 31, 2017. As of March 31, 2017, CSWC was in compliance with all financial covenants under the Credit Facility.

6.	INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the IRC and have a tax year end of December 31. In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the IRC, to our shareholders in a timely manner. Investment company income generally includes net short-term capital gains but excludes net long-term capital gains. A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below. As part of maintaining RIC status, undistributed taxable income, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S federal income tax return for the applicable fiscal year or (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

For the tax years ended December 31, 2016, 2015 and 2014, CSWC qualified to be taxed as a RIC. We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, the company’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by the company.

We have distributed or intend to distribute sufficient dividends to eliminate taxable income for our completed tax years. If we fail to satisfy the 90.0% distribution requirement or otherwise fail to qualify as a RIC in any tax year, we would be subject to tax in that year on all of our taxable income, regardless of whether we made any distributions to our shareholders. During the quarter ended March 31, 2017, CSWC declared regular dividends in the amount of $3.0 million, or $0.19 per share and declared special dividends in the amount of $4.2 million, or $0.26 per share. During the tax year ended December 31, 2016, we declared total dividends of $6.0 million or $0.38 per share. We declared quarterly dividends of $0.04 per share in March 2016, $0.06 per share in June 2016, $0.11 per share in September 2016, and $0.17 per share in December 2016. For the tax year ended December 31, 2015, we declared total dividends of $1.5 million, or $0.10 per share, in May 2015. For the tax year ended December 31, 2014, we declared total dividends of $3.1 million, or $0.10 per share in May of 2014 and $0.10 per share in November 2014.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are typically reclassified among the CSWC’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP; accordingly for the fiscal years ended March 31, 2017 and 2016, CSWC reclassified for book purposes amounts arising from permanent book/tax differences related to the tax treatment of return of capital and/or deemed distributions, tax treatment of investments upon disposition, and non-deductible expenses, as follows (amounts in thousands):

	Year ended March 31, 2017	Year ended March 31, 2016
Additional capital	$(2,518)	$(16,877)
Accumulated net investment (income) loss	$(889)	$15,395
Accumulated net realized gains	$3,407	$1,482

The determination of the tax attributes of CSWC’s distributions is made after tax year end, based upon its taxable income for the full tax year and distributions paid for the full tax year. Therefore, the determination of tax attributes made on an interim basis for fiscal year end may not be representative of the actual tax attributes determined at tax year end.

For tax purposes, the 2016 dividends totaled $0.38 per share and were comprised of (1) ordinary income totaling approximately $0.065 per share, (2) long term capital gains totaling approximately $0.28 per share, and (3) qualified dividend income totaling approximately $0.035 per share. In addition, 19.75% of total distributions are considered an interest-related dividend and 97.78% of total distributions represent the portion of CSWC’s dividends received by non-U.S. residents and foreign corporation shareholders that are generally exempt from US withholding tax. Of the qualified dividends of $0.5 million, 34.65% are eligible for the dividends received deduction. For tax purposes, the 2015 dividends were comprised entirely of long term capital gains.

Ordinary dividend distributions from a RIC do not qualify for the 20.0% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital. The tax character of distributions paid for the tax years ended December 31, 2016 and 2015 was as follows (amounts in thousands):

	Twelve Months Ended December 31,
	2016	2015
Ordinary income	$1,551	$—
Distributions of long term capital gains	4,367	1,544

Distributions on tax basis(1)	$5,918	$1,544

(1)	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2017, CSWC estimates that it has undistributed taxable income of approximately $7.8 million, or $0.49 per share, that will be carried forward toward distributions to be paid in future periods. We intend to meet the applicable qualifications to be taxed as a RIC in future periods.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the years ended March 31, 2017, 2016 and 2015:

	Years ended March 31,
	2017	2016	2015
Reconciliation of RIC Taxable Income(1)
Net increase (decrease) in net assets resulting from operations	$23,474	$(5,400)	$53,442
Net change in unrealized (appreciation) depreciation on investments	(7,690)	(16,089)	108,377
Disallowed net operating loss	—	3,630	3,944
Income/gain recognized for tax on pass-through entities	986	2,334	(446)
Gain (loss) recognized for tax on dispositions	1,248	(2,165)	373
Net operating loss (income) - management company	1,323	6,188	9
Non-deductible tax expense	588	—	—
Other book tax differences	223	563	(1,062)

Estimated taxable income (loss) before deductions for distributions	20,152	(10,939)	164,637

Distributions(2):
Ordinary	932	—	3,083
Capital gains	4,367	1,544	—
Deemed distributions	—	8,423	155,343
Distributions payable(2)	7,072	619	—

Estimated RIC undistributed taxable income (loss)	7,781	(21,525)	6,211

(1)	The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.
(2)	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2017, 2016 and 2015, the components of estimated RIC accumulated earnings on a tax basis were as follows (amounts in thousands):

	Years ended March 31,
	2017	2016	2015
Components of Accumulated Earnings on a Tax Basis(1)
Undistributed ordinary income - tax basis	$11,890	$—	$—
Capital loss carryforward	—	(10,939)	—
Undistributed net realized gain	3,085	—	8,922
Unrealized appreciation (depreciation) on investments	36,481	30,740	470,886
Other temporary differences	(122)	243	(2,710)
Distributions payable(2)	(7,072)	(619)	—

Components of distributable earnings at year-end	$44,262	$19,425	$477,098

(1)	The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.
(2)	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2017, the cost of investments for U.S. federal income tax purposes was $250.1 million, with such investments having a gross unrealized appreciation of $40.1 million and gross unrealized depreciation of $3.4 million.

A RIC may elect to retain its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax rate of 35% on the long-term capital gains for the benefit of its shareholders. Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC. Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares.

For the tax year ended December 31, 2016, we intend to distribute all long-term capital gains and therefore had no deemed distributions to our shareholders or federal taxes incurred related to such items. During our tax year ended December 31, 2015, we had net long-term capital gains of $8.4 million for tax purposes, which we elected to retain and treat as deemed distributions to our shareholders. For the tax year ended December 31, 2015, we incurred federal taxes on behalf of our shareholders in the amount of $2.9 million. During the tax year ended December 31, 2014, we had net long-term capital gains of $155.3 million for tax purposes, which we elected to retain and treat as deemed distributions to our shareholders. For the tax year ended December 31, 2014, we incurred federal taxes on behalf of our shareholders in the amount of $54.4 million.

The following table sets forth a summary of our net realized gains for book purposes on transactions by category (amounts in thousands):

	For the Tax Year ended December 31,
Net Realized Gains on Transactions In Investment Securities of	2016	2015
Control investments	$28	$231
Affiliate investments	3,986	(1,457)
Non-control/Non-affiliate investments	(201)	12,758

Net realized gain on investments	$3,813	$11,532
Capital gain distribution	(4,367)	(1,544)
Taxes incurred on deemed capital gain distribution	—	2,948

Net realized gains on investments(for book purposes; after tax)	$(554)	$7,040

Net realized gains on investments (for tax purposes; after tax)	$3,680	$5,475

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the qualified defined pension plan, restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of March 31, 2017, CSMC had a deferred tax asset of approximately $3.4 million, a deferred tax liability of $0.1 million, our valuation allowance was $1.3 million and our net deferred tax asset was $2.0 million. As of March 31, 2017, we believe that it is more likely than not that we will be able to utilize $2.0 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets. As of March 31, 2016, CSMC had a deferred tax asset of $2.3 million.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits, net of the valuation allowance, will be realized and they do not contain any uncertain tax positions. Additionally, the increase in valuation allowance of $0.5 million was a result of adjusting the net realizable deferred tax asset to an amount management believes will be realized. Our analysis of the net realizable deferred tax assets is based on projections of future taxable income.

The following table sets forth the significant components of the deferred tax assets and liabilities as of March 31, 2017 and 2016 (amounts in thousands):

	Years ended
	2017	2016
Deferred tax asset:
Net operating loss carryforwards	$1,571	$1,381
Compensation	1,110	874
Pension liability	722	750
Other	76	203

Total deferred tax asset	3,479	3,208
Less valuation allowance	(1,325)	(866)

Total net deferred tax asset	2,154	2,342

Deferred tax liabilities:
Other	(137)	—

Total deferred tax liabilities	(137)	—

Total net deferred tax assets	$2,017	$2,342

The above referenced Net Operating Loss was generated in 2015 and expires in 2035.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Statement of Operations.

The income tax expense, or benefit, and the related tax assets and liabilities generated by CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the year ended March 31, 2017, we recognized a total net income tax provision of $1.8 million, principally consisting of a provision for deferred U.S. federal income taxes relating to CSMC of $1.0 million, a $0.6 million accrual for excise tax on our estimated undistributed taxable income and $0.2 million relating to the Taxable Subsidiary. We also recognized a deferred tax provision of $0.3 million, which is primarily the result of the unrealized appreciation related to the portfolio investment held in the Taxable Subsidiary. For the year ended March 31, 2016, we recognized a net income tax benefit of $1.3 million, of which the entire amount consisted of a benefit for current U.S. federal income taxes. Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2013 through 2015.

The following table sets forth the significant components of the income tax expense as of March 31, 2017, 2016 and 2015 (amounts in thousands):

	Years ended March 31,
Components of Income Tax Expense	2017	2016	2015
Statutory federal income tax	$(175)	$(2,593)	$98
162(m) limitation	625	545	14
Excise tax	588	—	—
Valuation allowance	459	866	—
Tax related to Taxable Subsidiary	173	—	—
Prior year deferred tax true-up	67	(125)	213
Other	42	29	(55)

Total income tax expense	$1,779	$(1,278)	$270

7.	ACCUMULATED NET REALIZED GAINS (LOSSES) ON INVESTMENTS

The Company may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and may designate the retained net capital gain as a “deemed distribution.” For the tax year ended December 31, 2016, the Company did not elect to designate retained net capital gains as deemed distributions. For the tax year ended December 31, 2015, we elected to retain a portion of our long-term capital gains, incur the applicable taxes of $2.9 million and designate the after-tax gain as “deemed distributions” to the shareholders. “Deemed distributions” are generally reclassified from accumulated net realized gains into additional capital after our tax year ends each December 31.

8.	SPIN-OFF COMPENSATION PLAN

On August 28, 2014, our Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the plan, Joseph B. Armes, former CEO of the Company, Kelly Tacke, former CFO of the Company, and Bowen S. Diehl, former CIO and current CEO of the company, were eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of awards of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Spin-off Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified option awards under the plan.

On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC. The equity based awards vesting terms are as follows: (1) 1/3 on December 29, 2015; (2) 1/3 on December 29, 2016; and (3) 1/3 on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The total cash liabilities for three participants under the plan totaled $6.1 million, of which $4.8 million was fully vested as of December 29, 2016, and was paid as of March 31, 2017. The remaining payment will be fully vested on December 29, 2017, subject to accelerated vesting as described above.

During the twelve months ended March 31, 2017, we recognized the cash component of spin-off compensation expense of $0.7 million, which represented the cash component of spin-off compensation for our current employee. During the twelve months ended March 31, 2017, we also recorded $1.9 million directly to additional capital for the cash component of spin-off compensation related to the two employees who transferred to CSWI, of which $1.3 million was paid to Kelly Tacke upon her separation from CSWI. During the twelve months ended March 31, 2016, we recognized the cash component of spin-off compensation expense of $1.3 million, which represented the cash component of spin-off compensation for our current employee and two transferred employees to CSWI prior to the Share Distribution. During the twelve months ended March 31, 2016, we also recorded $1.3 million directly to additional capital for the cash component of the spin-off compensation related to the two transferred employees to CSWI.

9.	EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Options

On July 20, 2009, shareholders approved our 2009 Stock Incentive Plan (the “2009 Plan”), which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to 560,000 shares. All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”). The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the executive for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on each of December 29, 2015 and December 29, 2016, respectively, and the rest of the options will vest on December 29, 2017, subject to accelerated vesting as described above.

At March 31, 2017, there are options to acquire 206,364 shares of common stock outstanding. The Compensation Committee does not intend to grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of additional stock options to be added under the 2009 Stock Incentive Plan.

We previously granted stock options under our 1999 Stock Option Plan (the “1999 Plan”), as approved by shareholders on July 19, 1999. The 1999 Plan expired on April 19, 2009. Options previously granted under our 1999 Plan and outstanding on July 20, 2009 continue in effect and are governed by the provisions of the 1999 Plan. All options granted under the 1999 Plan were granted at market price on the date of grant, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five to ten annual installments. At March 31, 2017 and 2016, there are no options to acquire shares of common stock outstanding under the 1999 Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the September 30, 2015. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have a material impact on compensation expense for the years ended March 31, 2017 and 2016.

The following table summarizes activity in the 2009 Plan and the 1999 Plan as of March 31, 2017, including adjustments in connection with the Share Distribution:

	Number of Shares	Weighted Average Exercise Price
2009 Plan
Balance at March 31, 2014	123,800	$31.40
Granted	259,000	36.60
Exercised	(6,800)	23.95
Canceled/Forfeited	(4,000)	23.95

Balance at March 31, 2015	372,000	35.24
Granted	—	—
Exercised	(8,000)	23.37
Canceled/Forfeited	—	—
Spin-off adjustments	(1,487)*	NA

Balance at March 31, 2016	362,513	11.21	*
Granted	—	—
Exercised	(131,252)	11.48
Canceled/Forfeited	(24,897)	10.56

Balance at March 31, 2017	206,364	$11.17

1999 Plan
Balance at March 31, 2014	38,000	$26.68
Granted	—	—
Exercised	(22,000)	29.10
Canceled/Forfeited	—	—

Balance at March 31, 2015	16,000	23.37
Granted	—	—
Exercised	(15,974)	17.38
Canceled/Forfeited	—	—
Spin-off adjustments	(26)*	NA

Balance at March 31, 2016	—	—
Granted	—	—
Exercised	—	—
Canceled/Forfeited	—	—

Balance at March 31, 2017	—	$—

Combined Balance at March 31, 2017	206,364	$11.17	*

	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
March 31, 2017
Outstanding	6.5 years	$1,195,129
Exercisable	6.0 years	$753,371

*	Certain adjustments were made to the exercise price and number of shares of Capital Southwest awards using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution with the intention of preserving the economic value of the awards immediately prior to the distribution for all Capital Southwest employees.

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options is determined on the date of grant using the Black-Scholes pricing model and is expensed over the requisite service period of the related stock options. Accordingly, for the years ended March 31, 2017, 2016 and 2015, we recognized stock option compensation expense of $0.2 million, $0.4 million, and $0.5 million, respectively, related to the stock options held by our employees and officers.

As of March 31, 2017, the total remaining unrecognized compensation expense related to non-vested stock options was $0.2 million, which will be amortized over the weighted-average vesting period of approximately 1.4 years. During the year ended March 31, 2017, we recognized stock-based compensation expense for awards that are held by our employees.

At March 31, 2017, the range of exercise prices was $7.55 to $11.53 and the weighted-average remaining contractual life of outstanding options was 6.5 years. The total number of shares of common stock exercisable under both the 2009 Plan and the 1999 Plan at March 31, 2017 was 125,141 shares with a weighted-average exercise price of $11.12. During the year ended March 31, 2017, no options were granted and 131,252 options were exercised with an average exercise price of $11.48.

At March 31, 2016, the range of exercise prices was $7.55 to $11.53 and the weighted-average remaining contractual life of outstanding options was 7.8 years. The total number of options exercisable under both the 2009 Plan and the 1999 Plan at March 31, 2016, was 139,759 shares with a weighted-average exercise price of $10.86. During the year ended March 31, 2016, no options were granted and 23,974 options were exercised with an average exercise price of $19.38.

At March 31, 2017, 2016 and 2015, the number of options exercisable was 125,141, 139,759 and 49,000, respectively, and the weighted average price of those options was $11.12, $10.86 and $27.04, respectively.

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (“2010 Plan”), our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meeting in August 2015, our shareholders approved an increase of an additional 450,000 shares to our 2010 Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer. Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”). The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-Off Compensation Plan.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award comprised fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above.

The following table summarizes the restricted stock available for issuance for the year ended March 31, 2017:

Restricted stock available for issuance as of March 31, 2016	344,540
Additional restricted stock approved under the plan	—
Restricted stock granted during the year ended March 31, 2017	(161,918)
Restricted stock forfeited during the year ended March 31, 2017	7,880

Restricted stock available for issuance as of March 31, 2017	190,502

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant, on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the fiscal years ended March 31, 2017, 2016, and 2015 we recognized total share based compensation expense of $1.0 million, $0.7 million and $0.5, respectively, related to the restricted stock issued to our employees and officers.

As of March 31, 2017, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $3.6 million, which will be amortized over the weighted-average vesting period of approximately 3.1 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of March 31, 2017:

Restricted Stock Awards	Number of Shares	Weighted Average Fair Value Per Share at grant date	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2015	142,960	$17.07	2.6
Granted	143,500	14.87	3.6
Vested	(46,453)	17.93	—
Forfeited	(6,800)	17.84	—

Unvested at March 31, 2016	233,207	$15.79	3.0
Granted	161,918	14.46	3.6
Vested	(93,202)	15.87	—
Forfeited	(7,880)	22.44	—

Unvested at March 31, 2017	294,043	$14.99	3.1

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in net asset value per share of $36.74 (Net Asset Value at December 31, 2011) to provide deferred compensation to certain key employees. On January 22, 2013, the Board of Directors granted 16,200 individual cash incentive awards with a baseline net asset value per share of $41.34 (Net Asset Value at December 31, 2012) to officers of the Company. On July 15, 2013, the Board of Directors granted 24,000 shares of individual cash incentive awards with a baseline net asset value per share of $43.80 (Net Asset Value at June 30, 2013) to a key officer of the Company. Additionally, the Board of Directors granted 38,000 individual cash incentive awards with a baseline net asset value per share of $50.25 (Net Asset Value at December 31, 2013) to several key employees of the Company in January 2014 and March 2014. Under the

individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the net asset value per share minus the baseline net asset value per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award is determined based upon the net asset value of CSWC as of June 30, 2015. The remaining terms of each individual incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently 48,000 individual cash incentive awards outstanding as of March 31, 2017 and the liability for individual cash incentive awards was $0.3 million at March 31, 2017. During the twelve months ended March 31, 2016, payments in the amount of $0.3 million were paid to vested employees. The estimated liability for individual cash incentive awards was $0.6 million at March 31, 2016. At March 31, 2015, our estimated liability for individual cash incentive awards was $0.7 million. During the twelve months ended March 31, 2015, a payment in the amount of $0.2 million was paid out to a vested employee.

There were no individual cash incentive awards granted during the twelve months ended March 31, 2017.

Individual Cash Incentive Awards	Number of Shares	Weighted Average Grant Price Per Share	Weighted Average Remaining Vesting Term (in Years)
Unvested at March 31, 2016	74,000	$45.60	2.3
Granted	—	—	—
Vested	(14,000)	36.74	—
Forfeited or expired	(12,000)	50.25	—

Unvested at March 31, 2017	48,000	$47.03	1.6

10.	OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015. All full-time employees are eligible to participate in the 401K Plan. The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. During the year ended March 31, 2017, we made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During the year ended March 31, 2017, we made matching contributions of approximately $119.0 thousand. During the year ended March 31, 2016, we made matching contributions of approximately $49.0 thousand.

11.	RETIREMENT PLANS

Until the Share Distribution, CSWC sponsored a qualified defined benefit pension plan which covers its employees and employees of certain of its controlled affiliates. The following information about the plan represents amounts and information related to CSWC’s participation in the plan and is presented as though CSWC sponsored a single-employer plan. Benefits were based on years of service and an average of the highest five consecutive years of compensation during the last 10 years of employment. The funding policy of the plan was to contribute annual amounts that are currently deductible for tax reporting purposes. No contribution was made to the plan during the three years ended March 31, 2017. The qualified defined benefit pension plan is closed to any employees hired or rehired on or after January 1, 2015. In connection with the Share Distribution, we entered into an Employee Matters Agreement with CSWI on September 8, 2015. The Employee Matters

Agreement was amended and restated on September 14, 2015. Under the Employee Matters Agreement, Capital Southwest Corporation and Capital Southwest Management Corporation withdrew as participating employers in the Plan and CSWI became the Sponsoring Employer of the Qualified Retirement Plan and assumed all the liabilities, assets, and future funding obligations for providing benefits for the covered Participants under the Qualified Retirement Plan.

Additionally, CSWC sponsors an unfunded Retirement Restoration Plan, which is a nonqualified plan that provides for the payment, upon retirement, of the difference between the maximum annual payment permissible under the qualified retirement plan pursuant to federal limitations and the amount which would otherwise have been payable under the qualified plan. Effective September 30, 2015, the benefits accrued under the Restoration Plan on behalf of CSWI employees, including employees who transferred from the Company to CSWI, were transferred to a non-qualified deferred compensation plan established by CSWI. The Company retained all liabilities associated with benefits accrued under the Restoration Plan on behalf of individuals who remain employees of the Company or Capital Southwest Management Corporation following September 30, 2015 or who terminated employment prior to September 30, 2015 with vested benefits under the Restoration Plan. Unvested accrued benefits under the Restoration Plan were forfeited as of September 30, 2015.

The following tables set forth the qualified plan’s net pension benefit, benefit obligation, fair value of plan assets, and amounts recognized in our Consolidated Statements of Operations at March 31, 2017, 2016 and 2015, as well as amounts recognized in our Consolidated Statements of Assets and Liabilities at March 31, 2017 and 2016 in thousands):

	Years ended March 31,
	2017	2016	2015
Net pension benefit
Service cost-benefits earned during the year	$—	$190	$199
Interest cost on projected benefit obligation	—	173	348
Expected return on assets	—	(579)	(1,043)
Net amortization	—	5	25
Immediate recognition of benefit cost due to Plan Freeze at 9/30/2016	—	(72)	—

Net pension benefit from qualified plan	$—	$(283)	$(471)

	Years ended March 31,
	2017	2016	2015
Change in benefit obligation
Benefit obligation at beginning of year	$—	$8,329	$7,149
Service cost	—	190	199
Interest cost	—	173	348
Actuarial (gain) loss	—	(508)	931
Benefits paid	—	(172)	(298)
Curtailment recognition	—	(409)	—
Transferred to CSWI at 9/30/2016	—	(7,603)	—

Benefit obligation at end of year	$—	$—	$8,329

	Years ended March 31,
	2017	2016	2015
Change in plan assets
Fair value of plan assets at beginning of year	$—	$18,623	$18,112
Actual return on plan assets	—	(315)	809
Benefits paid	—	(172)	(298)
Transferred to CSWI at 9/30/2016	—	(18,136)	—

Fair value of plan assets at end of year	$—	$—	$18,623

Following the Share Distribution, all plan assets were transferred to CSWI. As such, CSWC did not record any prepaid pension cost or accumulated benefit obligation in connection with the qualified defined benefit pension plan for the years ended March 31, 2017 and 2016.

The following tables set forth the retirement restoration plan’s net pension benefit and benefit obligation amounts at March 31, 2017, 2016 and 2015, as well as amounts recognized in our consolidated statements of assets and liabilities at March 31, 2017 and 2016:

	Years ended March 31,
	2017	2016	2015
Net pension cost
Service cost-benefits earned during the year	$—	$82	$18
Interest cost on projected benefit obligation	125	138	143
Net amortization	47	45	31
Immediate recognition of benefit cost due to Plan Freeze at 9/30/2015	—	(82)	—

Net pension cost from restoration plan	$172	$183	$192

	Years ended March 31,
	2017	2016	2015
Change in benefit obligation
Benefit obligation at beginning of year	$3,061	$3,119	$3,103
Service cost	—	82	18
Interest cost	125	138	143
Actuarial loss	41	428	105
Benefits paid	(207)	(200)	(250)
Curtailment recognition	—	(329)	—
Other adjustments	—	(177)	—

Benefit obligation at end of year	$3,020	$3,061	$3,119

	Years ended March 31,
	2017	2016
Amounts recognized in our Consolidated Statements of Assets and Liabilities
Projected benefit obligation	$(3,020)	$(3,061)
Portion recognized as a component of equity	850	856

Accrued pension cost included in pension liabilities	$(2,170)	$(2,205)

The following assumptions were used in estimating the actuarial present value of the projected benefit obligations:

	Years ended March 31,
	2017	2016	2015
Discount rate	4.00%	4.25%	4.25%
Rate of compensation increases	N/A	5.00%	5.00%

The following assumptions were used in estimating the net periodic (income)/expense:

	Years ended March 31,
	2017	2016	2015
Discount rate	4.00%	4.25%	5.00%
Expected return on plan assets	N/A	N/A	7.00%
Rate of compensation increases	N/A	N/A	5.00%

Following are the expected benefit payments for the next five years and in the aggregate for the years 2023-2027 (amounts in thousands):

(In thousands)	2018	2019	2020	2021	2022	2023-2027
Restoration Plan	$214	$214	$213	$223	$232	$1,096

12.	COMMITMENTS AND CONTINGENCIES

On September 9, 2015, we entered into an agreement to co-manage I-45 SLF LLC (the “Joint Venture” or “I-45 SLF”) with Main Street Capital Corporation (“Main Street”). Both companies have equal voting rights on the Joint Venture’s Board of Managers. We have committed to provide $68 million of equity to the Joint Venture, with Main Street providing $17 million. The Joint Venture invests primarily in syndicated senior secured loans in the upper middle market. To date we have contributed $60.8 million and currently have commitments outstanding of $7.2 million as of March 31, 2017.

We lease office space under an operating lease which requires annual base rentals of approximately $250 thousand. For the three years ended March 31, 2017, total rental expense was $233 thousand in 2017, $186 thousand in 2016, and $207 thousand in 2015, and the rent commitments for the next five years as of March 31, 2017 are as follows (amounts in thousands):

Year ending March 31,	Rent Commitment
2018	239
2019	248
2020	258
2021	267
2022	226
Thereafter	—

Total	$1,238

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. We have no currently pending material legal proceedings to which we are part or to which any of our assets is subject.

13.	SOURCES OF INCOME (AMOUNTS IN THOUSANDS)

	Investment Income			Realized Gain (Loss) on Investments before Income Taxes
Year ended March 31, 2017	Interest	Dividends	Other Income
Non-control/Non-affiliate investments	$11,759	$—	$622	$3,992
Affiliate investments	561	162	—	3,876
Control investments	160	9,682	362	28
Other sources, including temporary investments	166	—	—	—

	$12,646	$9,844	$984	$7,896

	Investment Income			Realized Gain (Loss) on Investments before Income Taxes
Year ended March 31, 2016	Interest	Dividends	Other Income
Non-control/Non-affiliate investments	$4,409	$—	$130	$(9,575)
Affiliate investments	135	—	—	(1,458)
Control investments	—	3,489	530	231
Other sources, including temporary investments	386	—	81	—

	$4,930	$3,489	$741	$(10,802)

	Investment Income			Realized Gain (Loss) on Investments before Income Taxes
Year ended March 31, 2015	Interest	Dividends	Other Income
Non-control/Non-affiliate investments	$288	$67	$75	$8,226
Affiliate investments	—	581	—	157,213
Control investments	—	8,295	485	(1,175)
Other sources, including temporary investments	122	—	35	—

	$410	$8,943	$595	$164,264

14.	SELECTED QUARTERLY FINANCIAL DATA

The following presents a summary of the unaudited quarterly consolidated financial information for the years ended March 31, 2017 and 2016 (in thousands except per share amounts):

2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income (loss)	$371	$1,365	$2,873	$3,279	$7,888
Net realized gain (loss) on investments	199	3,527	72	4,098	7,896
Net increase (decrease) in unrealized appreciation on investments	2,127	2,026	4,940	(1,403)	7,690
Net increase (decrease) in net assets from operations	2,697	6,918	7,885	5,974	23,474
Net investment (loss) income per share	0.02	0.09	0.18	0.21	0.50
Net increase (decrease) in net assets from operations per share	0.17	0.44	0.50	0.37	1.48

2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net investment income (loss)	$(2,830)	$(9,335)	$(20)	$1,498	$(10,687)
Net realized gain (loss) on investments	749	(3,396)	(8,170)	15	(10,802)
Net increase (decrease) in unrealized appreciation on investments	4,245	3,783	7,060	1,001	16,089
Net increase (decrease) in net assets from operations	2,164	(8,948)	(1,130)	2,514	(5,400)
Net investment (loss) income per share	(0.18)	(0.60)	—	0.10	(0.68)
Net increase (decrease) in net assets from operations per share	0.14	(0.58)	(0.07)	0.16	(0.35)

15.	RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During the years ended March 31, 2017 and 2016, we received management and other fees from certain of our portfolio companies totaling $0.4 million and $0.7 million, respectively, which were recognized as fees and other income on the Consolidated Statements of Operations.

16.	SUBSEQUENT EVENTS

On April 3, 2017, CSWC paid regular dividends declared on February 28, 2017 in the amount of $3.0 million, or $0.19 per share, and special dividends declared in the amount of $4.2 million, or $0.26 per share.

On May 10, 2017, CSWC announced that the Chairman of the Board, Joseph B. Armes has informed the Company’s Board of Directors (the “Board”) of his decision not to stand for re-election at the Annual Meeting of Shareholders in August 2017. The Company reported this along with the plan for replacing Mr. Armes in connection with the Company’s upcoming annual meeting on August 3, 2017 in an 8-K filed with the SEC on that day.

On May 31, 2017, we announced our Board of Directors had declared a $0.21 dividend per share for the quarter ended for June 30, 2017. The record date for the dividend is June 15, 2017. The payment date for the dividend is July 3, 2017.

17.	SELECTED PER SHARE DATA AND RATIOS

The following presents a summary of the selected per share data for the years ended March 31, 2013 through 2017 (in thousands except per share amounts):

	Years Ended March 31,
	2017	2016	2015	2014	2013
Per Share Data:
Investment income(1)	$1.48	$0.58	$0.64	$0.82	$0.71
Operating expenses(1)	(0.87)	(1.34)	(0.78)	(0.55)	(0.55)
Income taxes(1)	(0.11)	0.08	(0.02)	0.05	(0.04)

Net investment income (loss)(1)	0.50	(0.68)	(0.16)	0.32	0.12
Dividends to shareholders	(0.79)	(0.14)	(0.20)	(0.20)	(5.27)
Net realized gain (loss)	0.50	(0.88)	7.06	0.66	5.81
Net increase (decrease) in unrealized appreciation on investments	0.49	1.02	(6.96)	6.04	1.08
Distribution from additional capital for spin-off	—	(1.67)	—	—	—
Spin-off Compensation Plan distribution, net of tax	(0.08)	(0.08)	—	—	—
Decrease in unrealized appreciation due to distributions to CSWI	—	(29.15)	—	—	—
Exercise of employee stock options(2)	(0.09)	0.03	(0.04)	(0.18)	(0.24)
Forfeiture/ (Issuance) of restricted stock(3)	(0.15)	(0.49)	(0.40)	—	(0.10)
Share based compensation expense	0.08	0.08	0.07	(0.04)	0.03
Net change in pension plan funded status	—	—	(0.05)	0.08	0.01

Increase (decrease) in net asset value	0.46	(31.96)	(0.68)	6.68	1.44
Net asset value
Beginning of period	17.34	49.30	49.98	43.30	41.86

End of period	$17.80	$17.34	$49.30	$49.98	$43.30

Ratios and Supplemental Data
Ratio of operating expenses, excluding interest expense, to average net assets(6)	4.59%	4.48%	1.59%	1.18%	1.36%
Ratio of net investment income to average net assets	2.83%	(2.27)%	(0.32)%	0.68%	0.31%
Portfolio turnover	17.3%	4.2%	0.93%	1.76%	2.22%
Total investment return(4)	27.9%	(20.7)%	8.4%	16.9%	27.0%
Total return based on change in NAV(5)	7.2%	(2.2)%	(1.0)%	15.9%	16.0%

Weighted-average fully diluted shares outstanding	15,877	15,724	15,531	15,298	15,207
Common shares outstanding at end of period	16,011	15,726	15,565	15,414	15,236

(1)	Based on weighted average of common shares outstanding for the period.
(2)	Net decrease is due to the exercise of employee stock options at prices less than beginning of period net asset value.
(3)	Reflects impact of the different share amounts as a result of issuance or forfeiture of restricted stock during the period.
(4)	Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.
(5)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning net asset value.
(6)	Amounts for fiscal 2015, 2014 and 2013 are based on average net assets prior to the Share Distribution.

18.	SIGNIFICANT SUBSIDIARIES

Media Recovery Inc.

Media Recovery, Inc. (MRI), through its subsidiary ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors. MRI completed the divestiture of DataSpan, Inc., a leading data storage, products, and management provider, to DataSpan Holdings in September 2014, and continued to provide post-closing services to DataSpan Holdings under a transition services agreement (“TSA”) through June 27, 2015. Our valuation is based primarily on adjusted EBITDA.

At March 31, 2017, our investment in Media Recovery, Inc. exceeded the 10.0% and 20.0% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g) of Regulation S-X. Accordingly, we will amend our Form 10-K to include the financial statements of Media Recovery, Inc. once they are available. At March 31, 2016, our investment in Media Recovery, Inc. exceeded the 10% and 20% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g). Accordingly, we amended our Form 10-K to include the financial statements of Media Recovery, Inc. in December 2016, within 90 days of Media Recovery, Inc.’s fiscal year end. Below is certain selected key financial data from its Balance Sheet at March 31, 2017 and 2016 and the twelve months ended March 31, 2017 and 2016 Income Statement (amounts in thousands).

	March 31, 2017	March 31, 2016
Current Assets	$9,935	$11,242
Non-Current Assets	23,173	23,644
Current Liabilities	2,083	1,997
Non-Current Liabilities	$2,396	$2,240

	Years Ended March 31
	2017	2016
Revenue	$19,571	$20,765
Income from continuing operations	1,100	591
Net income	1,100	472

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street to form I-45 SLF LLC (“I-45 SLF”). I-45 SLF began investing in syndicated senior secured loans in the upper middle market during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF totaled $85.0 million, consisting of $68.0 million from us and $17.0 million from Main Street. Approximately $76.0 million was funded as of March 31, 2017, relating to these commitments, of which $60.8 million was from CSWC. We own 80.0% of I-45 SLF and have a profits interest of 75.6%, while Main Street owns 20.0% and has a profits interest of 24.4%. I-45 SLF’s Board of Managers make all investment and operational decisions for the fund, and consist of equal representation from CSWC and Main Street.

As of March 31, 2017 and 2016, I-45 SLF had total assets of $216.2 million and $102.9 million. I-45 SLF had approximately $200.2 million and $99.2 million of credit investments at fair value as of March 31, 2017 and 2016, respectively. The portfolio companies in I-45 SLF are in industries similar to those in which we may invest directly. As of March 31, 2017 and 2016, approximately $11.8 million and $8.0 million, respectively, were unsettled trades. For the years ended March 31, 2017 and 2016, I-45 SLF declared total dividends of $9.1 million and $1.7 million, respectively.

Additionally, I-45 SLF closed on a $75.0 million 5-year senior secured credit facility led by Deutsche Bank AG (“Deutsche Bank facility”) in November 2015. This facility includes an accordion feature which will allow

I-45 to achieve leverage of up to 2x debt-to-equity. Borrowings under the facility are secured by all of the assets of I-45 SLF and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2017, I-45 increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. There is $122.0 million drawn on the facility as of March 31, 2017.

Below is a summary of I-45 SLF’s portfolio, followed by a listing of the individual loans in I-45 SLF’s portfolio as of March 31, 2017 and 2016:

I-45 SLF LLC Loan Portfolio as of March 31, 2017

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1,3)	Principal	Cost	Fair Value(2)
Ahead, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	$4,687,500	$4,585,980	4,640,625

American Scaffold Holdings	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,925,000	2,887,177	2,910,375

American Teleconferencing	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	5,711,302	5,243,687	5,700,451
		Second Lien	6/6/2022	L+9.50% (Floor 1.00%)	1,708,571	1,643,620	1,674,400

Ansira Partners	Business services	First Lien	12/31/2022	L+6.50% (Floor 1.00%)	4,500,000	3,884,092	3,893,523

Array Technologies	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	4,625,000	4,542,126	4,613,437

ATX Networks Corp	Technology products & components	First Lien	6/12/2021	L+6.00% (Floor 1.00%)	4,924,812	4,877,593	4,875,564

Beaver-Visitec International	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,975,000	4,928,997	4,975,000

California Pizza Kitchen	Food, agriculture & beverage	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,969,987	6,925,133	6,971,381

CMN.com (Higher Education)	Consumer services	First Lien	10/15/2021	L+6.00% (Floor 1.00%)	6,912,500	6,785,531	6,785,531

Contextmedia	Media, marketing & entertainment	First Lien	12/31/2021	L+6.50% (Floor 1.00%)	1,975,000	1,787,489	1,975,000

Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	7,015,452	6,988,236	7,050,529

Digital Room	Paper & forest products	Second Lien	5/28/2023	L+10.00% (Floor 1.00%)	4,000,000	3,924,128	3,924,128

Highline Aftermarket	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	3,000,000	2,985,000	3,033,900

Hunter Defense Technologies	Aerospace & defense	First Lien	8/5/2019	L+6.00% (Floor 1.00%)	2,703,947	2,697,208	2,514,671

ICSH, Inc.	Containers & packaging	First Lien	12/31/2018	L+5.75% (Floor 1.00%)	6,698,007	6,670,865	6,685,051

iEnergizer	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,567,046	6,217,720	6,542,748

IG Investments Holdings	Business services	First Lien	10/31/2021	L+5.00% (Floor 1.00%)	2,480,470	2,469,439	2,507,856
Imagine! Print Solutions	Media, marketing & entertainment	First Lien	3/30/2022	L+6.00% (Floor 1.00%)	3,565,489	3,526,760	3,610,057

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1,3)	Principal	Cost	Fair Value(2)

InfoGroup Inc.	Software & IT services	First Lien	5/28/2018	L+5.50% (Floor 1.50%)	5,913,550	5,813,451	5,907,637

		First Lien		L+5.00% (Floor 1.50%)	3,000,000	2,970,000	2,970,000

Integro Parent Inc.	Business services	First Lien	11/2/2022	L+5.75% (Floor 1.00%)	4,938,924	4,790,756	4,963,618

iPayment, Inc.	Financial services	First Lien	5/8/2017	L+5.25% (Floor 1.50%)	6,964,029	6,947,920	6,929,209

LTI Holdings, Inc.	Industrial products	First Lien	4/17/2022	L+4.25% (Floor 1.00%)	1,974,874	1,780,886	1,974,874

Mood Media Corporation	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.00%)	4,503,289	4,427,043	4,483,024

MWI Holdings	Industrial products	First Lien	6/29/2020	L+5.50% (Floor 1.00%)	4,962,500	4,921,442	5,006,170

New Media Holdings II LLC	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	6,901,894	6,886,200	6,867,385

Northstar Travel	Media, marketing & entertainment	First Lien	6/7/2022	L+6.25% (Floor 1.00%)	4,090,625	4,036,655	4,070,172

PetValu	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,975,000	4,931,261	4,987,438

Pike Corp.	Utilities	Second Lien	8/30/2024	(Floor 1.00%)	1,000,000	990,000	1,017,500

Polycom	Telecommunications	First Lien	9/27/2023	L+6.50% (Floor 1.00%)	6,445,833	6,445,833	6,547,678

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,474,279	4,470,626	4,507,836

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	395,663	407,349

PT Network	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,990,972	3,883,735	3,883,735

Redbox Automated Retail	Gaming & leisure	First Lien	9/27/2021	L+7.50% (Floor 1.00%)	6,125,000	5,958,692	6,132,963

Safe Guard	Automobile	First Lien	3/31/2024	L+5.00% (Floor 1.00%)	3,250,000	3,152,500	3,225,625

Sigma Electric	Industrial products	First Lien	8/31/2021	L+7.50% (Floor 1.00%)	5,000,000	4,886,637	4,886,637

SRP Companies	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	5,152,273	5,106,492	5,132,212

TaxACT	Financial services	First Lien	12/31/2022	L+6.00% (Floor 1.00%)	1,269,915	1,238,463	1,269,915

Terra Millennium	Industrial products	First Lien	11/23/2022	L+6.25% (Floor 1.00%)	6,956,250	6,889,423	6,956,250

Time Manufacturing	Capital Equipment	First Lien	2/10/2022	L+5.00% (Floor 1.00%)	3,000,000	2,985,343	2,985,343

Turning Point Brands	Retail	First Lien	12/31/2021	L+6.00% (Floor 1.00%)	5,000,000	4,950,846	4,950,846

Tweddle Group	Media, marketing & entertainment	First Lien	10/24/2022	L+6.00% (Floor 1.00%)	2,506,731	2,459,763	2,525,531

US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,791,601	4,737,062	4,767,643

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1,3)	Principal	Cost	Fair Value(2)

VIP Cinema	Hotel, gaming & leisure	First Lien	3/31/2023	L+6.00% (Floor 1.00%)	5,000,000	4,975,275	5,059,500

Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,137,090	1,135,097	1,139,478

		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,789,474	1,756,683	1,802,895

Total Investments						$197,494,528	$200,242,690

(1)	Represents the interest rate as of March 31, 2017. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.

I-45 SLF LLC Loan Portfolio as of March 31, 2016

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1),(3)	Principal	Cost	Fair Value(2)
Ahead, LLC	Business services	First Lien	11/2/2020	L+6.50%	$4,937,500	$4,800,794	$4,814,063

ATX Networks Corp.	Technology products & components	First Lien	6/12/2021	L+6.00% (Floor 1.00%)	4,974,937	4,915,874	4,925,188

BDF Acquisition Corp.	Consumer products & retail	Second Lien	2/12/2022	L+8.00% (Floor 1.00%)	3,000,000	2,859,650	2,895,000

Compuware Corporation	Software & IT services	First Lien	12/15/2019	L+5.25% (Floor 1.00%)	2,922,078	2,854,681	2,829,857

CRGT	Aerospace & defense	First Lien	12/19/2020	L+6.50% (Floor 1.00%)	3,923,567	3,918,804	3,913,758

Digital River	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	5,415,452	5,383,375	5,408,683

Hunter Defense Technologies	Aerospace & Defense	First Lien	8/5/2019	L+5.50% (Floor 1.00%)	2,960,526	2,950,002	2,442,434

ICSH, Inc.	Containers & packaging	First Lien	12/31/2018	L+5.75% (Floor 1.00%)	4,974,243	4,953,875	4,941,503

Imagine! Print Solutions	Media, marketing & entertainment	First Lien	3/30/2022	L+6.00% (Floor 1.00%)	3,000,000	2,947,500	3,011,250

Integro Parent Inc.	Business services	First Lien	11/2/2022	L+5.75% (Floor 1.00%)	4,988,287	4,821,625	4,813,697

iPayment, Inc.	Financial services	First Lien	5/8/2017	L+5.25% (Floor 1.00%)	5,000,000	4,904,057	4,778,150
Jet Support Services, Inc.	Aerospace & defense	First Lien	8/31/2021	L+6.50% (Floor 1.00%)	4,875,000	4,768,698	4,631,250

Kendra Scott	Consumer products & retail	First Lien	7/17/2020	L+6.00% (Floor 1.00%)	4,899,684	4,892,037	4,887,434

LTI Holdings, Inc.	Industrial products	First Lien	4/17/2022	L+4.25% (Floor 1.00%)	1,994,975	1,760,565	1,890,239

MediMedia USA	Healthcare services	First Lien	11/20/2018	L+6.75% (Floor 1.25%)	5,000,000	4,876,157	4,887,500

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate(1),(3)	Principal	Cost	Fair Value(2)

Milk Specialties	Food, agriculture & beverage	First Lien	11/9/2018	L+7.00% (Floor 1.25%)	3,686,288	3,681,983	3,693,200

Mood Media Corporation	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.00%)	4,549,714	4,435,393	4,260,375

New Media Holdings II LLC.	Media, marketing & entertainment	First Lien	6/4/2020	L+6.25% (Floor 1.00%)	4,962,311	4,951,057	4,853,785

Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	4,824,760	4,819,070	4,812,698

		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	392,850	400,950

Stardust Finance Holdings, Inc.	Buildings & infrastructure products	First Lien	3/13/2022	L+5.50% (Floor 1.00%)	4,974,874	4,928,459	4,937,563

TaxACT	Financial services	First Lien	12/31/2022	L+6.00% (Floor 1.00%)	4,500,000	4,369,102	4,432,500

US Joiner (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	2,992,366	2,940,000	2,947,481

Vivid Seats	Media, marketing & entertainment	First Lien	3/1/2022	L+6.00% (Floor 1.00%)	5,000,000	4,653,688	4,737,500

Water Pik, Inc.	Consumer products & retail	First Lien	7/8/2020	L+4.75% (Floor 1.00%)	1,191,287	1,188,560	1,179,868

		Second Lien	1/8/2021	L+8.75% (Floor 1.00%)	1,912,281	1,867,957	1,888,377

Total Investments						$99,835,813	$99,214,303

(1)	Represents the interest rate as of March 31, 2016. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor.

At March 31, 2017, our investment in I-45 SLF, LLC exceeded the 10.0% and 20.0% thresholds in at least one of the tests under Rule 3-09 and Rule 4-08(g) of Regulation S-X. Accordingly, we have included as an exhibit to our Form 10-K the financial statements of I-45 SLF, LLC. Below is certain summarized financial information for I-45 SLF, LLC as of March 31, 2017 and 2016 and for the years ended March 31, 2017 and 2016 (amounts in thousands):

	March 31, 2017	March 31, 2016
Selected Balance Sheet Information:
Investments, at fair value (cost $197,495 and $99,836)	$200,243	$99,214
Cash and cash equivalents	12,093	2,181
Due from broker	1,732	—
Deferred financing costs	1,659	1,060
Interest receivable	474	436

Total assets	$216,201	$102,891

Senior credit facility payable	$122,000	$48,000
Payable for unsettled transactions	11,795	8,040
Other liabilities	2,988	1,494

Total liabilities	$136,783	$57,534
Members’ equity	79,418	45,357

Total liabilities and net assets	$216,201	$102,891

	Year Ended March 31, 2017	Year Ended March 31, 2016
Selected Statement of Operations Information:
Total revenues	$12,542	$2,401
Total expenses	4,400	689

Net investment income	8,142	1,712
Net unrealized appreciation (depreciation)	3,370	(621)
Net realized gains	1,653	42

Net increase in members’ equity resulting from operations	$13,165	$1,133

SCHEDULE 12-14

Schedule of Investments in and Advances to Affiliates

(In thousands)

Portfolio Company/ Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at March 31, 2016	Gross Additions(3)	Gross Reductions(4)	Fair Value at March 31, 2017
Control Investments
I-45 SLF LLC
80% LLC equity interest	$6,883	$36,337	$27,058	$—	$63,395
Media Recovery, Inc.
800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	460	4,757	833		5,590
4,000,002 shares common stock	2,653	27,445	4,804		32,249
TitanLiner
1,189,609 shares Series B convertible preferred stock	44	—	2,777	—	2,777
702,475 shares Series A convertible preferred stock	—	3,352	—	(3,352)	—

Total Control Investments	$10,040	$71,891	$35,472	$(3,352)	$104,011

Portfolio Company / Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at March 31, 2016	Gross Additions(3)	Gross Reductions(4)	Fair Value at March 31, 2017
Affiliate Investments
Chandler Signs, LP
Senior secured debt	561	4,413	65	—	4,478
1,500,000 units of Class A-1 common stock	163	2,529	132	—	2,661
kSEP Holdings, Inc.
861,591 shares of common stock	—	3,676	—	(3,676)	—

Total Affiliate Investments	$724	$10,618	$197	$(3,676)	$7,139

Total Control & Affiliate Investments	$10,764	$82,509	$35,669	$(7,028)	$111,150

This schedule should be read in conjunction with our Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends, credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as movement of an existing portfolio company into this category and out of a different category.
(4)	Gross reductions include in decreases in the cost basis of investments resulting from principal repayments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES

I-45 SLF LLC	Page
Independent Auditor’s Report	SF-1
Consolidated Statements of Assets, Liabilities and Members’ Equity as of March 31, 2017 and 2016	SF-2
Consolidated Schedule of Investments as of March 31, 2017 and 2016	SF-3
Consolidated Statements of Operations for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-6
Consolidated Statements of Changes in Member’s Equity for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-7
Consolidated Statements of Cash Flows for the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016	SF-8
Notes to Consolidated Financial Statements	SF-9

Media Recovery, Inc.	Page
Report of Independent Auditors	SF-17
Consolidated Balance Sheets as of September 30, 2016 and 2015	SF-19
Consolidated Statements of Operations and Comprehensive Income (Loss) for Years Ended September 30, 2016, 2015 and 2014	SF-20
Consolidated Statements of Stockholders’ Equity for Years Ended September 30, 2016, 2015 and 2014	SF-21
Consolidated Statements of Cash Flows for Years Ended September 30, 2016, 2015 and 2014	SF-22
Notes to Consolidated Financial Statements	SF-23

IMPORTANT NOTE

In accordance with certain SEC rules, Capital Southwest Corporation. (the “Company”) is providing additional information regarding the following two portfolio companies: I-45 SLF LLC and Media Recovery, Inc. However, pursuant to SEC rules, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. As a result, the additional financial information regarding these entities does not directly impact the Company’s financial position, results of operations or cash flows.

Independent Auditor’s Report

Board of Managers

I-45 SLF LLC

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of I-45 SLF LLC and its subsidiary, which comprise the consolidated statements of assets, liabilities and members’ equity, including the consolidated schedules of investments, as of March 31, 2017 and 2016, the related consolidated statements of operations, changes in members’ equity and cash flows for the year ended March 31, 2017, and for the period from September 3, 2015 (date of incorporation) to March 31, 2016, and the related notes to the consolidated financial statements (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I-45 SLF LLC and its subsidiary as of March 31, 2017 and 2016, and the results of their operations and their cash flows for the year ended March 31, 2017, and for the period from September 3, 2015 (date of incorporation) to March 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

/s/ RSM LLP

Chicago, Illinois

May 12, 2017

SF-1

I-45 SLF LLC

Consolidated Statements of Assets, Liabilities

and Members’ Equity

	March 31,
	2017	2016
Assets
Investments, at fair value (cost $197,494,528 and $99,835,813, respectively)	$200,242,690	$99,214,303
Cash and cash equivalents	12,092,653	2,180,769
Due from broker	1,732,500	—
Deferred financing costs (net of accumulated amortization of $439,982 and $65,323, respectively)	1,659,042	1,059,677
Interest receivable	474,331	436,392

	$216,201,216	$102,891,141

Liabilities and Members’ Equity
Liabilities
Credit facility	$122,000,000	$48,000,000
Payable for securities purchased	11,795,000	8,040,191
Distributions payable	2,830,442	1,425,474
Interest payable	60,192	29,205
Accrued expenses and other liabilities	97,882	39,040

Total liabilities	136,783,516	57,533,910
Members’ equity	79,417,700	45,357,231

	$216,201,216	$102,891,141

See accompanying notes to consolidated financial statements

SF-2

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2017

Description	Maturity Date	Current Interest Rate	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Corporate Bank Loans
United States
Aerospace & Defense
American Scaffold Holdings	3/31/2022	L+6.50%	$2,925,000	$2,887,177	$2,910,375
Hunter Defense Technologies	8/5/2019	L+6.00%	2,703,947	2,697,208	2,514,671
Automobile
Highline Aftermarket	3/17/2024	L+4.25%	3,000,000	2,985,000	3,033,900
Safe Guard	3/31/2024	L+5.00%	3,250,000	3,152,500	3,225,625
Business Services
Ahead, LLC	11/2/2020	L+6.50%	4,687,500	4,585,981	4,640,625
Ansira Partners	12/31/2022	L+6.50%	4,500,000	3,884,092	3,893,523
iEnergizer	5/1/2019	L+6.00%	6,567,046	6,217,720	6,542,748
IG Investments Holdings	10/31/2021	L+5.00%	2,480,570	2,469,439	2,507,856
Integro Parent Inc.	11/2/2022	L+5.75%	4,938,924	4,790,756	4,963,618
Mood Media Corporation	5/1/2019	L+6.00%	4,503,289	4,427,043	4,483,024
Capital Equipment
Time Manufacturing	2/10/2022	L+5.00%	3,000,000	2,985,343	2,985,343
Consumer Products & Retail
PetValu	7/5/2022	L+5.50%	4,975,000	4,931,261	4,987,438
Water Pik, Inc. - 1st lien	7/8/2020	L+4.75%	1,137,090	1,135,097	1,139,478
Water Pik, Inc. - 2nd lien	1/8/2021	L+8.75%	1,789,474	1,756,683	1,802,895
Consumer Services
CMN.com (Higher Education)	10/15/2021	L+6.00%	6,912,500	6,785,531	6,785,531
Prepaid Legal Services, Inc. - 2nd Lien	7/1/2020	L+9.00%	405,000	395,663	407,349
Prepaid Legal Services, Inc. - 1st Lien	7/1/2019	L+5.25%	4,474,279	4,470,626	4,507,836
SRP Companies	9/8/2023	L+6.50%	5,975,275	5,106,492	5,132,212
Containers & Packaging
ICSH, Inc.	12/31/2018	L+5.75%	6,698,007	6,670,865	6,685,051
Financial Services
iPayment, Inc.	5/8/2017	L+5.25%	6,964,029	6,947,920	6,929,209
TaxACT	12/31/2022	L+6.00%	1,269,915	1,238,463	1,269,915
Food, Agriculture & Beverage
California Pizza Kitchen	8/23/2022	L+6.00%	6,969,987	6,925,133	6,971,381
Gaming & leisure
Redbox Automated Retail	9/27/2021	L+7.50%	6,125,000	5,958,692	6,132,963
Healthcare Services
Beaver-Visitec International	8/21/2023	L+5.00%	4,975,000	4,928,997	4,975,000
PT Network	11/30/2021	L+6.50%	4,990,972	3,883,735	3,883,735
Hotel, gaming & leisure
VIP Cinema	3/31/2023	L+6.00%	5,000,000	4,975,275	5,059,500

See accompanying notes to consolidated financial statements

SF-3

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2017

(Continued)

Description	Maturity Date	Current Interest Rate	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Industrial products
LTI Holdings, Inc.	4/17/2022	L+4.25%	$1,974,874	$1,780,886	$1,974,874
MWI Holdings	6/29/2020	L+5.50%	4,962,500	4,921,442	5,006,170
Sigma Electric	8/31/2021	L+7.50%	5,000,000	4,886,637	4,886,637
Terra Millennium	11/23/2022	L+6.25%	6,956,250	6,889,423	6,956,250
Media, Marketing & Entertainment
Contextmedia	12/31/2021	L+6.50%	1,975,000	1,787,489	1,975,000
Imagine! Print Solutions	3/30/2022	L+6.00%	3,565,489	3,526,760	3,610,057
New Media Holdings II LLC	6/4/2020	L+6.25%	6,901,894	6,886,200	6,867,385
Northstar Travel	6/7/2022	L+6.25%	4,090,625	4,036,655	4,070,172
Tweddle Group	10/24/2022	L+6.00%	2,506,731	2,459,763	2,525,531
Paper & forest products
Digital Room	5/28/2023	L+10.00%	4,000,000	3,924,128	3,924,128
Retail
Turning Point Brands	12/31/2021	L+6.00%	5,000,000	4,950,846	4,950,846
Software & IT Services
Digital River	2/12/2021	L+6.50%	7,015,452	6,988,236	7,050,529
InfoGroup Inc. - 1st Lien	5/28/2018	L+5.50%	3,000,000	2,970,000	2,970,000
InfoGroup Inc. - 1st Lien	5/28/2018	L+5.00%	5,913,550	5,813,451	5,907,637
Technology Products & Components
Array Technologies	6/22/2021	L+7.25%	4,625,000	4,542,126	4,613,438
ATX Networks Corp.	6/12/2021	L+6.00%	4,924,812	4,877,594	4,875,564
Telecommunications
American Teleconferencing - 1st Lien	12/8/2021	L+6.50%	5,711,302	5,243,685	5,700,450	7.18%
American Teleconferencing - 2nd Lien	6/6/2022	L+9.50%	1,708,571	1,643,620	1,674,400	2.11%
Polycom	9/27/2023	L+6.50%	6,445,833	6,445,833	6,547,678	8.24%
Transportation & Logistics
US Joiner	4/16/2020	L+6.00%	4,791,601	4,737,062	4,767,643	6.00%
Utilities
Pike Corp.	8/30/2024	L+8.00%	1,000,000	990,000	1,017,500	1.28%

Total Investments - (cost $197,494,528)				$197,494,528	$200,242,690	252.13%

(1)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR and the current contractual interest rate in effect at March 31, 2017. Certain investments are subject to a LIBOR interest rate floor.

See accompanying notes to consolidated financial statements

SF-4

I-45 SLF LLC

Consolidated Schedule of Investments

March 31, 2017

Description	Maturity Date	Current Interest Rate	Principal Amount	Cost	Fair Value	Percentage of Members’ Equity
Corporate Bank Loans
United States
Aerospace & Defense
CRGT	12/19/2020	L+6.50%	$3,923,567	$3,918,804	$3,913,758
Hunter Defense Technologies	8/5/2019	L+5.50%	2,960,526	2,950,002	2,442,434
Jet Support Services, Inc.	8/31/2021	L+6.50%	4,875,000	4,768,698	4,631,250
Building & Infrastructure Products
Stardust Finance Holdings, Inc.	3/13/2022	L+5.50%	4,974,874	4,928,459	4,937,563
Specialty Chemicals
LTI Holdings, Inc.	4/17/2022	L+4.25%	1,994,975	1,760,565	1,890,239
Software & IT Services
Compuware Corporation	12/15/2019	L+5.25%	2,922,078	2,854,681	2,829,857
Digital River, Inc.	2/12/2021	L+6.50%	5,415,452	5,383,375	5,408,683
Containers & Packaging
ICSH, Inc.	12/31/2018	L+5.75%	4,974,243	4,953,875	4,941,503
Media, Marketing & Entertainment
Imagine! Print Solutions, Inc.	3/30/2022	L+6.00%	3,000,000	2,947,500	3,011,250
Mood Media Corporation	5/1/2019	L+6.00%	4,549,714	4,435,393	4,260,375
New Media Holdings II LLC	6/4/2020	L+6.25%	4,962,311	4,951,057	4,853,785
Vivid Seats	3/1/2022	L+6.00%	5,000,000	4,653,688	4,737,500
Food, Agriculture & Beverage
Milk Specialties	11/9/2018	L+7.00%	3,686,288	3,681,983	3,693,200
Consumer Products & Retail
BDF Acquisition Corp.	2/12/2022	L+8.00%	3,000,000	2,859,650	2,895,000
Kendra Scott	7/17/2020	L+6.00%	4,899,684	4,892,037	4,887,434
Water Pik, Inc. - 1st lien	7/9/2020	L+4.75%	1,191,287	1,188,560	1,179,868
Water Pik, Inc. - 2nd lien	1/9/2021	L+8.75%	1,912,281	1,867,957	1,888,377
Business Services
Ahead, LLC	11/2/2020	L+6.50%	4,937,500	4,800,794	4,814,063
Integro Parent Inc.	11/2/2022	L+5.75%	4,988,287	4,821,625	4,813,697
Healthcare Services
MediMedia USA	11/20/2018	L+6.75%	5,000,000	4,876,157	4,887,500
Financial Services
iPayment, Inc.	5/8/2017	L+5.25%	5,000,000	4,904,057	4,778,150
TaxACT, Inc.	12/31/2022	L+6.00%	4,500,000	4,369,102	4,432,500
Consumer Services
Prepaid Legal Services, Inc. - 1st lien	7/1/2019	L+5.25%	4,824,760	4,819,070	4,812,698
Prepaid Legal Services, Inc. - 2nd lien	7/1/2020	L+9.00%	405,000	392,850	400,950
Transportation & Logistics
US Joiner	4/16/2020	L+6.00%	2,992,366	2,940,000	2,947,481
Technology Products & Components
ATX Networks Corp.	6/12/2021	L+6.00%	4,974,937	4,915,874	4,925,188

Total Investments - (cost $99,835,813)				$99,835,813	$99,214,303	210.11%

(1)	The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR and the current contractual interest rate in effect at March 31, 2016. Certain investments are subject to a LIBOR interest rate floor.

See accompanying notes to consolidated financial statements

SF-5

I-45 SLF LLC

Consolidated Statements of Operations

For the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016

	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Investment income
Interest income	$12,541,556	$2,400,871

Total investment income	12,541,556	2,400,871

Expenses
Interest expense	3,164,136	309,949
Unused facility fee	185,897	95,264
Organizational expense	—	80,853
Administrative agent fee	318,150	69,792
Amortization of facility fee	374,659	65,323
Administrative fee	120,543	35,106
Professional fees and other	236,372	32,295

Total expenses	4,399,757	688,582
Net investment income	8,141,799	1,712,289

Realized and unrealized gain on investments
Net realized gain on investments	1,653,143	41,926
Net change in unrealized appreciation (depreciation) on investments	3,369,673	(621,510)

Net gain (loss) on investments	5,022,816	(579,584)

Net increase in members’ equity resulting from operations	$13,164,615	$1,132,705

See accompanying notes to consolidated financial statements

SF-6

I-45 SLF LLC

Consolidated Statements of Changes in Members’ Equity

For the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016

	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Members’ equity beginning balance	$45,357,231	$—
Contributions	30,000,000	46,000,000
Distributions	(9,104,146)	(1,775,474)

	66,253,085	44,224,526

Net increase in members’ equity resulting from operations:
Net investment income	8,141,799	1,712,289
Net realized gain on investments	1,653,143	41,926
Net change in unrealized appreciation (depreciation) on investments	3,369,673	(621,510)

Net increase in members’ equity resulting from operations	13,164,615	1,132,705

Members’ equity ending balance	$79,417,700	$45,357,231

See accompanying notes to consolidated financial statements

SF-7

I-45 SLF LLC

Consolidated Statements of Cash Flows

For the year ended March 31, 2017 and for the period from September 3, 2015 (date of incorporation) to March 31, 2016

	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Cash flows from operating activities
Net increase in members’ equity resulting from operations	$13,164,615	$1,132,705
Adjustments to reconcile net increase in members’ equity resulting from operations to net cash used in operating activities:
Net realized gain on investments	(1,653,143)	(41,926)
Net change in unrealized (appreciation) depreciation on investments	(3,369,673)	621,510
Amortization of premiums and discounts on investments	(1,084,012)	(84,867)
Amortization of deferred financing costs	374,659	65,323
Purchases of investments	(161,951,431)	(101,973,261)
Proceeds from sales / paydowns of investments	67,029,872	2,264,241
Changes in operating assets and liabilities:
Due from broker	(1,732,500)	—
Interest receivable	(37,939)	(436,392)
Payable for securities purchase	3,754,809	8,040,191
Interest payable	30,987	29,205
Accrued expenses and other liabilities	58,842	39,040

Net cash used in operating activities	(85,414,914)	(90,344,231)

Cash flows from financing activities
Proceeds from credit facility contracts	74,000,000	48,000,000
Deferred financing costs paid	(974,024)	(1,125,000)
Capital contributions	30,000,000	46,000,000
Distributions	(7,699,178)	(350,000)

Net cash provided by financing activities	95,326,798	92,525,000

Net change in cash and cash equivalents	9,911,884	2,180,769
Cash and cash equivalents, beginning of period	2,180,769	—

Cash and cash equivalents, end of period	$12,092,653	$2,180,769

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$3,133,149	$280,744

Supplemental disclosure of noncash financing activities
Distributions payable	$2,830,442	$1,425,474

See accompanying notes to consolidated financial statements

SF-8

I-45 SLF LLC

Notes to Consolidated Financial Statements

1. ORGANIZATION AND BASIS OF PRESENTATION

ORGANIZATION

I-45 SLF LLC (the “Company”) was organized as a Delaware limited liability company on September 3, 2015 by the filing of a certificate of formation (the “Certificate”) with the Office of the Secretary of State of the State of Delaware under and pursuant to the Delaware Limited Liability Company Act (the “Act”). The Company is a joint venture between Main Street Capital Corporation and Capital Southwest Corporation. Capital Southwest Corporation owns 80.0% of the Company and has a profits interest of 75.6%, while Main Street Capital Corporation owns 20.0% and has a profits interest of 24.4%. The initial equity capital commitment to I-45 SLF totaled $85 million, consisting of $68 million from Capital Southwest Corporation and $17 million from Main Street Capital Corporation, of which, $76 million, or 89.4%, in total was funded as of March 31, 2017 and $46 million, or 54.1% was funded as of March 31, 2016.

On September 18, 2015, the Company’s wholly-owned and consolidated subsidiary, I-45 SPV LLC (the “SPV”) was organized as a Delaware limited liability company by the filing of a certificate of formation with the Office of the Secretary of State of the State of Delaware. The Company is the sole equity member of the SPV. All intercompany balances and transactions have been eliminated in consolidation.

The registered agent and office of the Company required by the Act to be maintained in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The principal office of the Company shall be located at such place within or without the State of Delaware, and the Company shall maintain such records, as the Members shall determine from time to time.

BASIS OF PRESENTATION

The accounting and reporting policies of the Company conform with U.S. generally accepted accounting principles (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Company is an investment company and follows the accounting and reporting guidance in FASB Topic 946 – Financial Services – Investment Companies (“ASC Topic 946”). Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Investment transactions are accounted for on a trade-date basis. Premiums and discounts are amortized over the lives of the respective debt securities using the effective interest method. Investments that are held by the Company are stated at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC Topic 820”).

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the year net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

SF-9

I-45 SLF LLC

Notes to Consolidated Financial Statements

CASH AND CASH EQUIVALENTS

Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value.

In the normal course of business, the Company maintains its cash and cash equivalents balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

DEFERRED FINANCING COSTS

Deferred financing costs include commitment fees and other costs related to the Company’s credit facility (the “Credit Facility”, as discussed further in Note 4). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

INTEREST AND DIVIDEND INCOME

Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. In accordance with the Company’s valuation policy, accrued interest and dividend receivables are evaluated periodically for collectability. When the Company does not expect the debtor to be able to service all of its debt or other obligations, the Company will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding the ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2017 and 2016, the Company did not have any investments on non-accrual status.

EXPENSES

Unless otherwise voluntarily or contractually assumed by the Board of Managers or another party, the Company bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Company, legal fees, accounting, auditing and tax preparation fees, recordkeeping and custodial fees, costs of computing the Company’s net asset value, research expenses, costs of insurance, registration expenses, offering costs, all costs with respect to communications with members, and other types of expenses as may be approved from time to time.

INCOME TAXES

The Company is organized and operates as a limited liability company and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual members. Accordingly, no provision for income taxes has been made in the Company’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and for all major jurisdictions, management of the Company has evaluated the tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Company upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would

SF-10

I-45 SLF LLC

Notes to Consolidated Financial Statements

result in a tax benefit or expense to the Company would be recorded as a tax benefit or expense in the current year. For the year ended March 31, 2017 and the period from September 3, 2015 (date of incorporation) to March 31, 2016, the Company determined that it did not have any uncertain tax positions. Generally, the Company is subject to income tax examinations by major taxing authorities during the three years prior to the periods covered by these financial statements.

RECENTLY ISSUED OR ADOPTED ACCOUNTING STANDARDS

In April 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-03, Interest-Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs related to a recognized liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. It is effective for annual reporting periods beginning after December 15, 2015. Subsequently, in August 2015, the FASB issued ASU 2015-15, Interest-Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. ASU 2015-15 allows debt issuance costs for lines of credit to be presented as an asset and subsequently amortized ratably over the term of the line-of-credit arrangement, regardless of whether there are outstanding borrowings on the line-of-credit arrangement. The Company adopted this guidance during the period ended March 31, 2017 and there was no impact to its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. The Company is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

3. FAIR VALUE MEASUREMENTS

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s investments is determined as of the close of business at the end of each reporting period (“Valuation Date”) in conformity with the guidance on fair value measurements and disclosures under U.S. GAAP.

SF-11

I-45 SLF LLC

Notes to Consolidated Financial Statements

The inputs used to determine the fair value of the Company’s investments are summarized in the three broad levels listed below:

•	Level 1- unadjusted quoted prices in active markets for identical investments

•	Level 2- investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3- investments with significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The Company establishes valuation processes and procedures to ensure the valuation methodologies for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Company designates the Board of Managers to oversee the entire valuation process of Level 3 investments. The Board of Managers is responsible for developing the Company’s valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. Additionally, the Board of Managers is generally responsible for reviewing and approving the valuation determinations and any information provided by U.S. Bancorp Fund Services, LLC (the “Administrator”), as well as determining the levels of the fair value hierarchy in which the investments fall.

The Board of Managers meets on a quarterly basis, or more frequently as needed, to determine the valuations of Level 3 investments. Valuations determined by the Board of Managers are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Board of Managers deems to be appropriate, including the use of internal proprietary pricing models. The Company, along with the Board of Managers, periodically reviews the valuations of Level 3 investments, and if necessary, recalibrates its valuation procedures.

Investments currently held by the Company are generally valued as follows:

Securities that are listed on a recognized exchange are valued at their last available public sales price. Securities that are listed on more than one national securities exchange are valued at the last quoted sales price on the primary exchange on which the security is listed. If a security was not traded on the primary exchange on the valuation date, such security is valued at the last quoted sales price on the next most active market, if the Board of Managers determines the price to be representative of fair value. Investments that are not listed on an exchange but are traded over-the-counter are generally valued using independent pricing services. These pricing services may use the broker quotes or models that consider such factors as issue type, coupon rate, maturity, rating, prepayment speed, yield, or prices of comparable quality, when pricing securities.

In the case of investments not priced by independent pricing services, the Board of Managers will endeavor to obtain market maker quotes. For both long and short positions, the average of all “bid” and “asked” quotations is generally used.

The fair value determination of the Company’s investments consists of a combination of observable inputs in non-active markets and unobservable inputs. The observable inputs are not always sufficient to determine the fair value of these investments. As a result, all investments currently held by the Company are categorized as Level 3 under ASC 820. The significant unobservable input utilized in the valuation process is broker quotes.

SF-12

I-45 SLF LLC

Notes to Consolidated Financial Statements

The following table summarizes the valuation techniques and significant unobservable inputs used for the Company’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2017 and 2016:

Type of Investment	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range
Corporate bank loans	$161,497,019	Income Approach	Broker Quotes	93 - 101.75
	8,359,451	Income Approach	Discount Rate	6.06% - 10.5%
	30,386,220	Market Approach	Cost

Type of Investment	Fair Value at March 31, 2016	Valuation Technique	Unobservable Input	Range
Corporate bank loans	$99,214,303	Income Approach	Broker Quotes	83 - 100

The Board of Managers will evaluate the valuation hierarchy and make changes when necessary. The Company discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of March 31, 2017, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$200,242,690	$200,242,690

Total investments	—	—	200,242,690	200,242,690

Cash equivalents - money market fund	8,861,173	—	—	8,861,173

	$8,861,173	$—	$200,242,690	$209,103,863

The following is a summary categorization, as of March 31, 2016, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$99,214,303	$99,214,303

Total investments	—	—	99,214,303	99,214,303

Cash equivalents - money market fund	1,876,414	—	—	1,876,414

	$1,876,414	$—	$99,214,303	$101,090,717

SF-13

I-45 SLF LLC

Notes to Consolidated Financial Statements

The following table represents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs. Changes in Level 3 assets measured at fair value for the year ended March 31, 2017 and the period from September 3, 2015 (date of incorporation) to March 31, 2016 were as follows:

	LEVEL 3
	Beginning Balance March 31, 2016	Purchases	Settlements	Change in Unrealized Appreciation	Realized Gains (Losses)	Ending Balance March 31, 2017
Investments (at fair value)
Corporate bank loans	$99,214,303	$162,546,451	$(66,540,880)	$3,369,673	$1,653,143	$200,242,690

Total	$99,214,303	$162,546,451	$(66,540,880)	$3,369,673	$1,653,143	$200,242,690

	LEVEL 3
	Beginning Balance September 3, 2015	Purchases	Settlements	Change in Unrealized Appreciation	Realized Gains (Losses)	Ending Balance March 31, 2016
Investments (at fair value)
Corporate bank loans	$—	$102,054,707	$(2,260,820)	$(621,510)	$41,926	$99,214,303

Total	$—	$102,054,707	$(2,260,820)	$(621,510)	$41,926	$99,214,303

(a)	Includes purchases of new investments, as well as discount accretion on investments.
(b)	The change in unrealized appreciation is reflected in the net change in unrealized appreciation on investments in the Consolidated Statements of Operations. This amount is equivalent to the change in unrealized appreciation for investments still held at March 31, 2017 and 2016.
(c)	Realized gains (losses) are included in the net realized gain on investments in the Consolidated Statements of Operations.

4. CREDIT FACILITY

The Company closed on a $75.0 million 5-year senior secured credit facility with Deutsche Bank AG (“Credit Facility”) in the period ended March 31, 2016. This facility included an accordion feature which allows the Company to achieve leverage of up to 2x debt-to-equity. During 2017, the Company increased credit facility commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. The Company maintains the Credit Facility to provide additional liquidity to support its investment and operational activities.

Borrowings under the Credit Facility bear interest on a per annum basis at a rate equal to the applicable LIBOR rate (1.15% as of March 31, 2017 and 0.63% as of March 31, 2016) plus 2.50%. The Company pays an Admin Fee of 0.25% per annum and unused fees of 0.50% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of the Company. The Credit Facility contains certain affirmative and negative covenants, including but not limited to maintenance of a borrowing base. The Credit Facility is provided on a revolving basis through its final maturity date in November 2020.

SF-14

I-45 SLF LLC

Notes to Consolidated Financial Statements

At March 31, 2017, the Company had $122 million in borrowings outstanding under the Credit Facility. The Company recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of approximately $3.4 million for the year ended March 31, 2017.

At March 31, 2016, the Company had $48 million in borrowings outstanding under the Credit Facility. The Company recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of approximately $470,000 for the period ended March 31, 2016.

5. ALLOCATION OF PROFITS AND LOSSES

For each fiscal year, profits or net losses of the Company are allocated among and credited to or debited against the capital accounts of the members as of the last day of each fiscal year in accordance the Limited Liability Company Agreement (the “LLC Agreement”). Net profits or net losses are allocated after giving effect for any initial or additional applications for interests or any repurchases of interests. Net investment income, realized gains and losses, and unrealized gains or losses are allocated to the members pro rata in accordance with their profit percentages, as defined in the LLC Agreement. Net profits or net losses are measured as the net change in the value of the members’ equity in the Company, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal year.

Each quarter a cash distribution may be made to the members, which is generally equivalent to estimated taxable income less non-cash revenue (such as original issue discount amortization or PIK interest). The estimated taxable income distributions are generally made up of taxable net investment income (excluding non-cash revenue) and realized gains and losses. Estimated taxable income and distributions made to the members therefore may be materially different than GAAP net investment income. The distribution policy is subject to change by the Board of Managers based on business and market conditions at any time.

6. DUE FROM BROKERS

The Company conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Company is subject to credit risk to the extent any broker with whom the Company conducts business is unable to deliver cash balances or securities, or clear security transactions on the Company’s behalf. The Company monitors the financial condition of the brokers with which the Company conducts business and believes the likelihood of loss under the aforementioned circumstances is remote. At March 31, 2017 and 2016, the balance in due from brokers is cash of approximately $1.7 million and $0, respectively.

7. ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Company pays the Administrator a pro rata portion of a monthly administration fee. This fee is calculated based on the quarter end invested assets. For the year ended March 31, 2017, the Company had incurred $120,543 in administration fees to US Bancorp Fund Services, LLC, of which $35,101 were payable at the end of the year. For the period ended March 31, 2016, the Company had incurred $35,106 in administration fees to US Bancorp Fund Services, LLC, of which $19,068 were payable at the end of the period.

The Administrator is affiliated with a broker, US Bank, through which the Company transacts operations. At March 31, 2017, cash and cash equivalents in the amount of $12,092,653 are held with US Bank. At March 31, 2016, cash and cash equivalents in the amount of $2,322,946 are held by US Bank.

SF-15

I-45 SLF LLC

Notes to Consolidated Financial Statements

8. COMMITMENTS AND CONTINGENCIES

The Company entered into various trades during the periods ended March 31, 2017 and 2016. As of March 31, 2017, there were outstanding trades in the amount of $11,795,000 that remained unsettled. As of March 31, 2016, there were outstanding trades in the amount of $8,040,191 that remained unsettled. This is shown as payable for securities purchased on the Consolidated Statements of Assets, Liabilities and Members’ Equity.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. The Company has no currently pending material legal proceedings to which it is are party or to which any of its assets is subject.

9. FINANCIAL HIGHLIGHTS

Financial highlights are as follows:

	Year ended March 31, 2017	Period from September 3, 2015 (date of incorporation) to March 31, 2016
Net investment income to average members’ equity	12.17%	14.79%
Expenses to average members’ equity	(6.58)%	(5.55)%
Internal Rate of Return, end of year	15.13%	(1.32)%

(1)	Ratios are calculated by dividing the indicated amount by average members’ equity measured at the end of each quarter during the period.

(2)	The internal rate of return since inception (“IRR”) of the members is computed based on the actual dates of cash inflows, outflows, and the ending net assets at the end of the year of the members’ equity account as of the measurement date.

Financial highlights are calculated for the members’ class taken as a whole. An individual member’s return and ratios may vary. Financial highlights disclosed may not be indicative of future performance of the fund.

10. SUBSEQUENT EVENTS

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through May 12, 2017, the date the consolidated financial statements were available to be issued.

SF-16

Dallas Office 8343 Douglas Avenue Suite 400 Dallas, Texas 75225 214.393.9300 Main
whitleypenn.com

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Media Recovery, Inc.

We have audited the accompanying consolidated financial statements of Media Recovery, Inc. (the “Company”) which comprise the consolidated balance sheets as of September 30, 2016 and 2015, and the related consolidated statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the years ended September 30, 2016, 2015, and 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Dallas                Fort Worth                Houston

SF-17

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2016 and 2015, and the results of their operations and their cash flows for the years ended September 30, 2016, 2015, and 2014 in conformity with GAAP.

Emphasis of Matter

Goodwill

As discussed in Note B to the consolidated financial statements, the Company has changed its method of accounting for goodwill in the consolidated financial statements for the years ended September 30, 2016, 2015, and 2014, due to unwinding the effects of the adoption of Accounting Standards Update No. 2014-02, Accounting for Goodwill, a Consensus of the Private Company Council as the Company meets the definition of a public business entity. Our opinion is not modified with respect to this matter.

Redeemable Preferred Stock

As discussed in Note F to the consolidated financial statements, the Company has changed its classification for its mandatorily redeemable preferred stock in the consolidated financial statements as of September 30, 2016 and 2015, as the Company meets the definition of a public business entity and is no longer eligible for certain nonpublic company exceptions under Accounting Standards Codification 480, Distinguishing Liabilities from Equity. Our opinion is not modified with respect to this matter.

Dallas, Texas

December 6, 2016

SF-18

MEDIA RECOVERY, INC.

CONSOLIDATED BALANCE SHEETS

	September 30,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$4,125,854	$3,641,141
Accounts receivable - trade, net of allowance for doubtful accounts of $28,298 in 2016 and $54,997 in 2015	2,786,063	2,685,517
Accounts receivable, other	141,542	1,671,083
Inventories, net of allowance of $193,627 in 2016 and $455,940 in 2015	3,144,056	2,485,339
Prepaid expenses and other	126,502	74,387
Prepaid income taxes	—	878,255

Total current assets	10,324,017	11,435,722
Property and equipment, net	4,076,658	4,242,500
Other assets	43,202	55,452
Goodwill	19,403,349	19,403,349

Total assets	$33,847,226	$35,137,023

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$934,674	$779,019
Accrued liabilities	1,017,384	1,612,164
Income taxes payable	513,492	—

Total current liabilities	2,465,550	2,391,183
Long-term liabilities:
Line of credit	—	—
Non-current deferred income taxes	2,094,755	1,629,563
Long-term accrued liabilities	97,334	123,870

Total liabilities	4,657,639	4,144,616
Commitments and contingencies
Mandatorily redeemable preferred stock, $0.001 par value, $1 liquidating preference, 10,000,000 shares authorized, 5,850,000 shares issued and 800,000 shares outstanding	800,000	800,000
Stockholders’ equity:
Common stock, $0.001 par value, 20,000,000 shares authorized, 5,539,002 shares issued and 4,102,002 shares outstanding	5,539	5,539
Treasury common stock, 1,437,000 shares in 2016 and 2015, at cost	(13,712,275)	(13,712,275)
Additional paid-in capital	5,908,389	5,795,457
Other comprehensive income	966	2,070
Retained earnings	36,186,968	38,101,616

Total stockholders’ equity	28,389,587	30,192,407

Total liabilities and stockholders’ equity	$33,847,226	$35,137,023

See accompanying notes to consolidated financial statements

SF-19

MEDIA RECOVERY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Year Ended September 30,
	2016	2015	2014
Net sales	$20,423,432	$21,125,532	$21,300,336

Cost of sales	9,811,630	11,228,220	11,609,280

Gross profit	10,611,802	9,897,312	9,691,056

General and administrative expenses	7,883,368	9,392,459	7,393,256
Loss on disposal of property and equipment	—	315,182	—

Income from continuing operations	2,728,434	189,671	2,297,800

Interest expense	(305)	(11,351)	(108,660)
Interest income	—	—	17,272
Other	17,835	419,818	79,622

Income from continuing operations before income taxes	2,745,964	598,138	2,286,034

Income tax expense	1,344,602	527,123	650,778

Income from continuing operations	1,401,362	71,015	1,635,256

Discontinued operations Income from discontinued operations, net of tax	—	—	1,286,694
Loss on sale of discontinued operations, net of tax benefit	—	(119,310)	(2,017,569)

Loss from discontinued operations	—	(119,310)	(730,875)

Net income (loss)	$1,401,362	$(48,295)	$904,381

Other comprehensive income (loss)
Gain (loss) on cumulative translation adjustment	(1,104)	2,070	—

Comprehensive income (loss)	$1,400,258	$(46,225)	$904,381

See accompanying notes to consolidated financial statements

SF-20

MEDIA RECOVERY, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years Ended September 30, 2016, 2015 and 2014

	Common Stock	Treasury Stock	Additional Paid-in Capital	Retained Earnings	Other Comprehensive Income (Loss)	Total
Balance at September 30, 2013	$5,539	$(13,712,275)	$5,795,457	$37,245,530	$—	$29,334,251
Net income	—	—	—	904,381	—	904,381

Balance at September 30, 2014	5,539	(13,712,275)	5,795,457	38,149,911	—	30,238,632
Cumulative translation adjustment	—	—	—	—	2,070	2,070
Net loss	—	—	—	(48,295)	—	(48,295)

Balance at September 30, 2015	5,539	(13,712,275)	5,795,457	38,101,616	2,070	30,192,407
Cumulative translation adjustment	—	—	—	—	(1,104)	(1,104)
Stock compensation expense	—	—	112,932	—	—	112,932
Dividends	—	—	—	(3,316,010)	—	(3,316,010)
Net income	—	—	—	1,401,362	—	1,401,362

Balance at September 30, 2016	$5,539	$(13,712,275)	$5,908,389	$36,186,968	$966	$28,389,587

See accompanying notes to consolidated financial statements

SF-21

MEDIA RECOVERY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2016	2015	2014
Operating Activities
Net income (loss)	$1,401,362	$(48,295)	$904,381
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	621,080	559,094	538,805
Deferred income taxes	465,192	1,048,056	(1,369,161)
Reserve for inventory obsolescence	—	619,000	904,116
Stock based compensation (forfeiture)	112,932	(441,258)	257,364
Loss on disposal of property and equipment	—	315,182	—
Changes in operating assets and liabilities:
Accounts receivable, trade	(100,546)	759,302	(1,439,831)
Accounts receivable, other	1,529,541	5,192,990	(6,741,070)
Inventories	(658,717)	600,594	(535,113)
Prepaid expenses and other	(52,115)	262,583	596,069
Prepaid income taxes and income taxes payable	1,391,747	(44,180)	(786,959)
Other assets	12,250	58,031	98,959
Accounts payable	155,655	(176,946)	(513,402)
Accrued liabilities	(621,316)	(1,410,550)	452,891

Net cash provided by (used in) operating activities	4,257,065	7,293,603	(7,632,951)
Investing Activities
Shocklog Holdings acquisition	—	—	(12,034,862)
Proceeds from note receivable	—	—	1,042,469
Purchases of property and equipment	(455,238)	(978,089)	(927,183)

Net cash used in investing activities	(455,238)	(978,089)	(11,919,576)
Financing Activities
Payment of dividends	(3,316,010)	—	—
Proceeds from line of credit	—	—	36,697,582
Payments on line of credit	—	(2,754,794)	(33,942,788)

Net cash provided by (used in) financing activities	(3,316,010)	(2,754,794)	2,754,794
Effect of exchange rate changes on cash	(1,104)	2,070	—
Net cash provided by discontinued operations	—	—	16,871,488

Net increase in cash and cash equivalents	484,713	3,562,790	73,755
Cash and cash equivalents at beginning of year	3,641,141	78,351	4,596

Cash and cash equivalents at end of year	$4,125,854	$3,641,141	$78,351

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$—	$28,042	$87,952

Cash paid during the year for income taxes	$133,080	$293,181	$2,137,100

Non-cash Transactions
Deferred payment Shocklog Holdings acquisition	$—	$—	$633,414

See accompanying notes to consolidated financial statements

SF-22

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2016 and 2015

and the Years ended September 30, 2016, 2015, and 2014

A. Nature of Business

Media Recovery, Inc. (the “Company”) is a manufacturing and distribution company that manufactures shipping and handling monitors and recorders, which measure impact, temperature, and tilt of products during shipment and equipment monitors, used primarily to measure impact and other safety factors. The Company has two distribution and manufacturing facilities located in Graham, Texas and Loenen, Netherlands. The Company’s corporate offices are located in Dallas, Texas.

B. Summary of Significant Accounting Policies

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries ShockWatch, Inc.; MRI DPC; DataSpan, Inc.; Shocklog Holdings Limited; and ShockWatch Europe, B.V. All significant intercompany accounts and transactions have been eliminated in consolidation. MRI DPC and DataSpan were sold during 2014 and classified as discontinued operations in the accompanying consolidated financial statements, see Note L.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Foreign Currency Translation

All assets and liabilities in the balance sheet of foreign subsidiaries whose functional currency is other than the U.S. dollar are translated at year-end exchange rates. All revenues and expenses in the statement of operations, of these foreign subsidiaries, are translated at average exchange rates for the year. Translation gains and losses are not included in determining net income but are shown in other comprehensive income on the consolidated balance sheets. Foreign currency transaction gains and losses are included in determining net income.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At September 30, 2016 and 2015, the Company had no such investments. The

SF-23

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Accounts Receivable

Accounts receivable are stated at amounts management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the consolidated financial statements. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base, and their dispersion across many different industries and geographies. One customer’s accounts receivable balance consisted of approximately 12% and 10% of the accounts receivable balance as of September 30, 2016 and 2015, respectively.

Inventories

Inventories are stated at the lower of cost or market value. Cost is principally determined by the weighted-average cost method, which approximates the first-in, first-out method. Inventories include factory overhead that is applied on the basis of labor costs and manufacturing expenses incurred, less allowances for obsolete items. The Company determines that items are slow moving or obsolete based on whether they have been sold or used in production between 180 and 365 days, or greater than 365 days, respectively, during the fiscal year. Such items are then specifically reviewed for obsolescence based on other criteria which include the frequency that these items are purchased, manufactured, and sold. The amount of the inventory reserve for each year presented is disclosed in Note D.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided on the straight-line method over the assets’ estimated service lives. For major renewals and betterments that extend the useful lives are capitalized. Expenditures for maintenance and repairs are charged to expense in the period in which they are incurred, and betterments are capitalized. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are reflected in the accompanying consolidated statements of operations and comprehensive loss of the respective period. The estimated useful lives for buildings and improvements range from 10 to 39 years and for machinery and equipment range from 3 to 7 years.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of trade accounts receivable. The Company continually evaluates its customers’ financial condition and generally does not require collateral. Concentrations of credit risk with respect to trade accounts receivable are generally limited due to the large number of entities comprising the Company’s customer base. Additionally, credit losses have historically been within management’s expectations.

Revenue Recognition

The Company recognizes revenue on product sales upon the passage of title, which generally occurs upon shipment, or the rendering of services, and when collectability is deemed probable.

SF-24

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Presentation of Sales Tax

The states in which the Company operates and the counties within those states impose a sales tax on all of the Company’s sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the applicable state. The Company’s accounting policy is to exclude the tax collected and remitted to the states from revenue and cost of sales.

Shipping and Handling Costs

Shipping and handling costs are included in cost of sales on the consolidated statements of operations and comprehensive income.

Advertising

The Company expenses advertising costs as incurred. Total advertising costs for the years ended September 30 2016, 2015, and 2014, were approximately $100, $400, and $21,000, respectively.

Stock Awards

The Company may, with the approval of its Board of Directors, grant stock awards for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company uses the Black-Scholes option valuation model for use in estimating the fair value of stock awards.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations.

Goodwill

In January 2014 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-02 related to the accounting for goodwill by private companies. Under this guidance, private companies may elect to amortize goodwill over 10 years, or less than 10 years if the entity can demonstrate that another useful life is more appropriate, and to test goodwill for impairment only upon occurrence of a triggering event that indicates that the book value of the entity may exceed the fair value of the entity, as opposed to testing goodwill for impairment annually under prior accounting guidance. The accounting guidance was originally adopted by the Company for the fiscal year ending September 30, 2014, however, these consolidated financial statements were revised as the Company now meets the definition of a public business entity and is precluded from adopting ASU 2014-02.

The Company records goodwill when consideration paid in an acquisition exceeds the fair value of the assets acquired. Goodwill is not amortized, but rather is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may not be recoverable. The Company conducted their annual impairment test of goodwill as of September 30, 2016 and 2015. They have elected to first assess the qualitative factors to determine whether it is more likely than not that the fair value of the single reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment under GAAP. If the Company determines that it is more likely than not that its fair value is less than its carrying amount, then the two-step goodwill impairment test is performed. The first step,

SF-25

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

identifying a potential impairment, compares the fair value of the reporting unit with its carrying amount. If the carrying amount exceeds its fair value, the second step would need to be performed; otherwise, no further step is required. The second step, measuring the impairment loss, compares the implied fair value of the goodwill with the carrying amount of the goodwill. Any excess of the goodwill carrying amount over the applied fair value is recognized as an impairment loss, and the carrying value of goodwill is written down to fair value. No impairment of goodwill was required at September 30, 2016, 2015, and 2014.

Long-lived Assets

The Company evaluates its long-lived assets including goodwill, property, and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows that the assets are expected to generate. If long-lived assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the asset exceeds its fair market value and is recorded in the period the determination was made. Based upon management’s assessment, there was no impairment of long- lived assets at September 30, 2016 or 2015.

Income Taxes

Deferred income taxes are determined using the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income taxes are measured using enacted tax rates expected to apply to taxable income in years in which such temporary differences are expected to be recovered or settled. The effect on deferred income taxes of a change in tax rates is recognized in the consolidated statement of operations of the period that includes the enactment date. In addition, a valuation allowance is established to reduce any deferred tax asset for which it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

The Financial Accounting Standards Board issued ASU 2015-17 in November of 2015. The Company has early adopted this guidance for the year ended September 30, 2016. ASU 2015-17 eliminates the requirement to present deferred tax assets and liabilities as current and noncurrent amounts in a classified balance sheet. The new standard requires deferred tax liabilities and assets to be netted together and classified as noncurrent.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and foreign jurisdictions. The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements or the effective tax rate for the year ended September 30, 2016, or during the prior three years. The Company and its subsidiaries are currently subject to a three-year statute of limitations by major tax jurisdictions.

Fair Value of Financial Instruments

The Company calculates the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to consolidated financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of accounts receivable (trade and other), accounts payable, and accrued liabilities approximate the carrying amounts due to the relatively short maturity of these instruments. The carrying value of the line of credit also approximates fair value since the instrument bears market rates of interest. None of these instruments are held for trading purposes.

SF-26

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

C.	Fair Value Measurements

GAAP defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a three-tier hierarchy that is used to identify assets and liabilities measured at fair value. The hierarchy focuses on the inputs used to measure fair value and requires that the lowest level input be used. The three levels defined are as follows:

•	Level 1 — observable inputs that are based upon quoted market prices for identical assets or liabilities within active markets.

•	Level 2 — observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.

•	Level 3 — inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability.

The Company holds no instruments which have fair value measured at Level 1 or Level 2. The Company’s stock awards and goodwill were valued using Level 3 inputs of the fair value hierarchy contained in ASC 820-10, in accordance with policies disclosed in Note B, and are reflected in the accompanying consolidated balance sheets at fair value. The following table summarizes the fair value of the Company’s Level 3 financial assets and liabilities as of September 30, 2016 and 2015:

	September 30, 2016	September 30, 2015
Assets:
Goodwill	$19,403,349	$19,403,349

There were no changes to fair value for the Company’s Goodwill using Level 3 inputs during the fiscal years ended September 30, 2016 and 2015.

D. Inventories

Inventories consist of the following as of September 30:

	2016	2015
Raw materials	$974,374	$1,038,549
Work-in-progress	331,612	343,966
Finished goods	2,031,697	1,558,764
Allowance for obsolescence	(193,627)	(455,940)

	$3,144,056	$2,485,339

SF-27

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

E. Property and Equipment

Property and equipment consisted of the following at September 30:

	2016	2015
Land	$63,332	$63,332
Buildings & improvements	2,865,116	2,865,116
Machinery & equipment	6,803,184	6,354,651
Projects in progress	204,508	197,007

	9,936,140	9,480,106
Less: accumulated depreciation	(5,859,482)	(5,237,606)

	$4,076,658	$4,242,500

F. Mandatorily Redeemable Preferred Stock

In fiscal year 1998 the Company issued 5,850,000 shares of Series A preferred stock which are convertible into shares of voting common stock at the option of the holder at any time at the initial conversion price of $1.00 per share, resulting in an initial conversion rate of one fully paid and non-assessable share of voting common stock for each share of Series A preferred stock, subject to adjustment. During the year ended September 30, 2006, 5,050,000 preferred shares were converted to common shares. No preferred shares were converted to common shares during the years ended September 30, 2016, 2015, and 2014. Dividends are paid to holders of preferred stock concurrently with dividends paid to holders of common stock and such dividends do not accumulate. In addition, at any time on or after December 31, 2004, holders of preferred stock representing in the aggregate at least 10% of the then outstanding shares of Series A preferred stock may require the Company to redeem such stock for $1.00 per share. The Company has classified the Series A Preferred Stock as temporary equity in accordance with ASC Topic No. 480, Distinguishing Liabilities from Equity, which states that certain mandatorily redeemable financial instruments should be classified as temporary equity.

The Series A preferred stock has a $0.01 par value and a $1 liquidation preference. The Series A preferred stock could be redeemed through a cash payment if requested by the stockholders. Holders of preferred stock are not allowed to vote on matters submitted to a vote of the stockholders of the Company. However, certain corporate matters including dividend payments, issuances of certain stock awards, disposal of shares of capital stock, and a merger of the Company, require the consent of the holders of at least 85% of the then outstanding shares of Series A preferred stock. The Company has reserved 800,000 shares of common stock for the potential conversion of preferred stock. When the Company did not meet the definition of a public business entity it was eligible for certain nonpublic company exceptions under Accounting Standards Codification 480, Distinguishing Liabilities from Equity, and classified these redeemable preferred shares as equity.

G. Stockholders’ Equity

Stock Awards

During October of 2010 the Company canceled all 160,260 phantom stock awards previously outstanding and granted 215,260 new phantom stock awards to key management employees. The 2010 phantom stock awards vested at the expiration of a 63 month period (December 31, 2014). The awards were not exercisable until the end of the period (December 31, 2014), and were to be automatically exercised by the Company between February 1, 2015 and February 28, 2015, entitling the employees to a cash payment at an amount equal to the excess of the value of a share of the Company’s stock (as determined by the Board of Directors of a corporation

SF-28

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

that is the major stockholder of the Company) over the phantom award “exercise price” of $2.46 per share. The Company recorded compensation expense for valuing its phantom stock awards based on the Company’s assessment of its enterprise value at each fiscal year end. In assessing such value, the Company considered its financial condition and operating results; the long-term potential of its business; the market for and recent sales prices of the Company’s securities, if any; and the values of similar securities issued by companies in similar businesses. Two of the key management employees left the Company and forfeited 65,000 of the 2010 phantom stock awards.

During 2015 all remaining phantom stock awards were forfeited or expired. For the years ended September 30, 2016, 2015, and 2014, the Company recorded approximately $0, ($441,000), and $257,000, respectively, in compensation expense (benefit) associated with the issuance of forfeitures of phantom stock awards. As of September 30, 2016 and 2015, there was no phantom stock award liability.

Option Grants

During 2016 certain officers of the Company were granted options to purchase common shares of the Company. Option transactions for the year ended September 31, 2016, are as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
Balance at October 1, 2015	—	$—	—
Granted	350,744	5.22	3.76

Balance at September 30, 2016	350,744	$5.22	3.76

Exercisable at September 30, 2016	51,600	$5.15	3.59

As of September 30, 2016, the range of exercise prices for outstanding options was $5.15 to $5.76.

All stock-based compensation must be recognized as an expense in the consolidated financial statements and such cost should be measured at the fair value of the award. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company determined the initial expected life based on a simplified method, giving consideration to the contractual terms, vesting schedules, and pre-vesting and post-vesting forfeitures.

The fair value of options granted for the year ended September 30, 2016, was estimated to be $550,262 at the date of grant using a Black-Scholes option-pricing model using the following weighted average assumptions at the date of grant:

Risk-free interest rate	1.63%
Expected option life	6.5 years
Expected stock volatility	23.61%
Expected dividend yields	—

The expected stock volatility was calculated by averaging the historical volatility of a comparable public entity. As of September 30, 2016, all options were outstanding.

SF-29

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2016, the Company recorded $112,932 of stock-based compensation related to the awards, which is included in general and administrative expense in the accompanying consolidated statement of operations. Total unamortized stock-based compensation expense at September 30, 2016, was $437,330 and will be expensed ratably through 2021. There was no stock-based compensation expense or unamortized expense as of or for the years ended September 30, 2015 and 2014.

H. Line of Credit

The Company maintains a financing arrangement with a bank. The line of credit requires compliance with certain financial covenants and is secured by substantially all of the assets of the Company. Outstanding amounts bear interest at the prime or LIBOR rate plus an applicable margin (2.25% at September 30, 2016). The Company had no debt outstanding as of September 30, 2016 and 2015. There was approximately $2,755,000 outstanding under this line of credit at September 30, 2014, which was paid off in 2015. The line of credit matured in 2016 but was extended until March 19, 2017.

I.	Income Taxes

Significant components of the provision for income taxes are as follows:

	2016	2015
Current	$(879,410)	$582,396
Deferred	(465,192)	(1,048,056)
Less: income tax expense from discontinued operations	—	(61,463)

Total income tax expense from continuing operations	$(1,344,602)	$(527,123)

The difference between income tax expense and tax expense computed by applying the federal statutory income tax rate to income before taxes is due primarily to the effect of nondeductible goodwill impairment, applicable state income taxes, foreign tax credits, and nondeductible meals and entertainment expense. Deferred tax assets and liabilities for the years ended September 30, consisted of the following:

	2016	2015
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$10,753	$20,899
Inventory reserves	73,578	173,257
Other accruals	191,356	141,703
Deferred compensation	760	760
Charitable contributions	1,959	1,442
State NOL	109,093	101,805
Foreign tax credit	899,034	444,601
Depreciation	(497,122)	(418,175)
Goodwill	(1,025,287)	(1,025,287)
Unrepatriated foreign earnings	(959,845)	(625,967)
Valuation allowance for deferred tax assets	(899,034)	(444,601)

Net deferred tax liability	$(2,094,755)	$(1,629,563)

SF-30

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

J.	Employee Benefit Plan

The Company has a 401(k) deferred compensation plan for all eligible employees. Active participants may contribute up to 90% of their annual compensation, subject to annual limit established by the government. The Company matches 50% of the employees’ contributions up to 6% of the employees’ salaries. Effective November 30, 2015, the Plan merged into the Capital Southwest Management Corporation Employee Savings Plan. For the years ended September 30, 2016, 2015, and 2014, the Company recognized approximately $111,000, $128,000, and $284,000, respectively, of expense related to this Plan.

K.	Commitments and Contingencies

Operating Leases

The Company leases operating facilities and equipment under non-cancelable operating leases. Lease agreements expire at various dates through 2021. Associated rent expense for the years ended September 30, 2016, 2015, and 2014, was approximately $128,000, $148,000, and $308,000, respectively. As a result of escalating lease payments, the Company has recorded deferred rent of approximately $124,000 and $148,000 as of September 30, 2016 and 2015, respectively, included in accrued liabilities and long-term accrued liabilities in the accompanying consolidated balance sheets.

Future minimum payments under non-cancelable operating leases with initial terms of one year or more consisted of the following at September 30, 2016:

2017	$132,000
2018	132,000
2019	132,000
2020	132,000
2021	88,000

Total minimum lease payments	$616,000

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of operations. As of September 30, 2016 and 2015, the Company has no known material legal contingencies.

L.	Discontinued Operations

On October 14, 2013, the Company sold substantially all the assets of MRI DPC, Inc. for a purchase price of approximately $6.3 million, which included a working capital price adjustment of approximately $207,000.

On September 30, 2014, the Company sold substantially all the assets of DataSpan, Inc. for a purchase price of approximately $8.7 million, which included a working capital price adjustment of approximately $2.3 million. The Company incurred a net loss of $119,310 and $730,875 on the sale of the entity for 2015. No gain or loss was recorded in 2016.

The operations of both entities net of applicable income taxes, are presented as discontinued operations and comprehensive income for the years ended September 30, 2016, 2015, and 2014, in the accompanying

SF-31

MEDIA RECOVERY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

consolidated statements of operations and comprehensive income. Interest expense was not allocated to the reporting unit and, therefore, all of the Company’s interest expense is included in continuing operations.

	2016	2015	2014
Income from discontinued operations	$—	$—	$910,183
Loss on sale of discontinued operations		(180,773)	(2,017,569)
Income tax benefit	—	61,463	376,511

Net loss from discontinued operations	$—	$(119,310)	$(730,875)

Net sales from discontinued operations	$—	$—	$71,497,005

M.	Subsequent Events

Management has evaluated and considered disclosure of subsequent events up to and including December 6, 2016, which is the date the consolidated financial statements were available for issuance.

SF-32

$35,000,000

% Notes 2022

PROSPECTUS SUPPLEMENT

                    , 2017

Keefe, Bruyette & Woods,

                          A Stifel Company

Janney Montgomery Scott

Ladenburg Thalmann

BB&T Capital Markets

B. Riley FBR